Daily Cash Accumulation Fund, Inc.
                                          6803 South Tucson Way
                                          Englewood, CO 80112
                                          800 525-7048

                                          October 1, 1997

Dear Daily Cash Accumulation Fund, Inc. Shareholder:

      After careful consideration, your Board of Directors has agreed that it would be in the best interest of shareholders of Daily Cash Accumulation Fund, Inc. (the "Fund") to reorganize the Fund into Centennial Money Market Trust. A shareholder meeting has been scheduled for November 18, and all Fund shareholders of record on September 19, are being asked to vote either in person or by proxy. You will find enclosed a notice of the meeting, a proxy statement describing the proposal, a Centennial Money Market Trust prospectus dated October 1, 1997, a ballot card and a postage-paid return envelope.

Why does the Board of Directors recommend this change?

      The Fund and Centennial Money Market Trust are both money market funds and, as such, have similar investment objectives and policies. The performance of the funds has been substantially similar, over the last few years, in part, because of subsidies being paid by the Manager to the Fund. The Manager cannot provide assurances that these subsidies will continue. The Manager has agreed to reduce the contractual management fee paid by Centennial Money Market Trust upon completion of the Reorganization. In addition, another anticipated benefit for shareholders is the economy of scale which could result from consolidation into a much larger fund. By reorganizing into Centennial Money Market Trust --which now has over $9.5 billion in assets -- former shareholders of the Fund may benefit from a lower expense ratio as costs are spread among a larger number of shares.

      After the Reorganization, you will become a shareholder of Centennial Money Market Trust, The investment adviser would be the same and it is anticipated that the expenses of Centennial Money Market Trust would be slightly lower than those of the Fund.

How do you vote?

      No matter how large or small your investment, your vote is important. Please review the proxy statement carefully where these matters are explained in more detail. To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. Remember, it can be expensive for the Fund -- and ultimately for you as a shareholder -- to remail ballots if not enough responses are received to conduct the meeting.

      As always, we appreciate your confidence and look forward to serving you for many years to come.

Sincerely,

/S/ James C. Swain                        /s/ Bridget A. Macaskill

James C. Swain                            Bridget A. Macaskill
Chairman                                  President
Daily Cash Accumulation Fund, Inc.        Daily Cash Accumulation Fund, Inc.

Daily Cash Accumulation Fund, Inc.

Proxy for Special Shareholders Meeting To Be Held November 18, 1997

Your shareholder vote is important!

Your prompt response can save your Fund the expense of another mailing.

Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

                  Please detach at perforation before mailing.
      -------------------------------------------------------------------
Daily Cash Accumulation Fund, Inc.

Proxy For Special Shareholders Meeting to be held November 18, 1997

The undersigned shareholder of Daily Cash Accumulation Fund, Inc.(the "Fund"), does hereby appoint Robert J. Bishop, George C. Bowen, Andrew J. Donohue and Scott T. Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of the Shareholders of the Fund to be held on November 18, 1997, at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the Proposal specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

Proxy solicited on behalf of the Board of Directors who recommends a vote FOR the Proposal on the reverse side. The shares represented hereby will be voted as indicated on the reverse side or FOR if no choice is indicated.


                                                            (Over)
                                                             140

Daily Cash Accumulation Fund, Inc.

Proxy for Special Shareholders Meeting To Be Held November 18, 1997

Your shareholder vote is important!

Your prompt response can save your Fund money. Please vote, sign and mail your proxy ballot (this card) in the enclosed postage-paid envelope today, no matter how many shares you own. A majority of the Fund's shares must be represented in person or by proxy. Please vote your proxy so your Fund can avoid the expense of another mailing.

                  Please detach at perforation before mailing.
       -----------------------------------------------------------------
1. The Proposal: To approve an Agreement and Plan of Reorganization between the Fund and Centennial Money Market Trust ("Money Market Trust"), and the transactions contemplated thereby, including (a) the transfer of substantially all the assets of the Fund in exchange for shares of Money Market Trust, (b) the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund, (c) the de-registration of the Fund as an investment company under the Investment Company Act of 1940, as amended, and (d) the dissolution of the Fund and, in connection there with, the cancellation of the outstanding shares of the Fund.

1.    o FOR                   o AGAINST                      o ABSTAIN

NOTE: Please sign exactly as your name(s) appear on this Proxy. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.

                              Dated: ___________________________, 1997
                                      (Month)         (Day)
                              ---------------------------------------
                              Signature(s)

                              ---------------------------------------
                              Signature(s)

                              Please read both sides of this ballot

                                                                      (Over)
                                                                        140

                      Daily Cash Accumulation Fund, Inc.
               6803 South Tucson Way, Englewood, Colorado 80112
                                1-800-525-7048

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 18, 1997

To the Shareholders of Daily Cash Accumulation Fund, Inc.:


Notice is hereby given that a Special Meeting of the Shareholders of Daily Cash Accumulation Fund, Inc.("Daily Cash Fund"), a Maryland corporation and a registered management investment company, will be held at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time, on November 18, 1997, or any adjournments thereof (the "Meeting"), for the following purposes:

1. To approve or disapprove an Agreement and Plan of Reorganization between Daily Cash Fund and Centennial Money Market Trust ("Money Market Trust"), a Massachusetts business trust, and the transactions contemplated thereby, including (a)the transfer of substantially all of the assets of Daily Cash Fund to Money Market Trust in exchange for shares of beneficial interest of Money Market Trust, (b) the distribution of such shares to the shareholders of Daily Cash Fund in complete liquidation of Daily Cash Fund, (c) the de-registration of Daily Cash Fund as an investment company under the Investment Company Act of 1940, as amended, and (d) the dissolution of Daily Cash Fund and, in connection therewith, the cancellation of the outstanding shares of Daily Cash Fund (the "Proposal" or the "Reorganization").


2. To act upon such other matters as may properly come before the Meeting. Shareholders of record at the close of business on September 19, 1997 are entitled to notice of, and to vote at, the Meeting. The Proposal is more fully discussed in the Proxy Statement and Prospectus. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Daily Cash Fund's Board of Directors recommends a vote in favor of the Proposal. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Directors,


Andrew J. Donohue, Secretary
October 1, 1997
-------------------------------------------------------------------------------
Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

                      Daily Cash Accumulation Fund, Inc.
               6803 South Tucson Way, Englewood, Colorado 80112
                                1-800-525-7048

                                PROXY STATEMENT

                         Centennial Money Market Trust
               6803 South Tucson Way, Englewood, Colorado 80112

                                1-800-525-7048

                                  PROSPECTUS


This Proxy Statement of Daily Cash Accumulation Fund, Inc. ("Daily Cash Fund"), a Maryland corporation, relating to the Agreement and Plan of Reorganization dated as of June 25, 1997 (the "Reorganization Agreement") by and between Daily Cash Fund and Centennial Money Market Trust ("Money Market Trust"), a Massachusetts business trust, and the transactions contemplated thereby (the "Reorganization") also constitutes a Prospectus of Money Market Trust included in a Registration Statement on Form N- 14 filed by Money Market Trust with the Securities and Exchange Commission (the "SEC"). Such Registration Statement relates to the registration of shares of Money Market Trust to be distributed to the shareholders of Daily Cash Fund pursuant to the Reorganization Agreement. Daily Cash Fund is located at 6803 South Tucson Way, Englewood, Colorado 80112 (telephone 1-800-525-7048).

This Proxy Statement and Prospectus sets forth concisely information about Money Market Trust that shareholders of Daily Cash Fund should know before voting on the Reorganization. A copy of the Prospectus for Money Market Trust, dated October 1, 1997 is enclosed, and incorporated herein by reference. The following documents have been filed with the SEC and are available without charge upon written request to Shareholder Services, Inc. ("SSI"), the transfer and shareholder servicing agent for Money Market Trust and Daily Cash Fund, at P.O. Box 5143, Denver, Colorado 80217, or by calling the toll-free number shown above: (i) a Prospectus for Daily Cash Fund, dated April 25, 1997, as supplemented August 14, 1997, (ii) a Statement of Additional Information for Daily Cash Fund, dated April 25, 1997, as revised May 12, 1997 and (iii) a
Statement of Additional Information for Money Market Trust, dated October 1, 1997. A Statement of Additional Information relating to the Reorganization, dated October 1, 1997 (the "Money Market Trust Additional Statement"), which is incorporated herein by reference and which contains more detailed information about Money Market Trust and its management, has been filed with the SEC as part of the Money Market Trust Registration Statement on Form N-14 and is available by written request to SSI at the same address immediately above or by calling the toll-free number shown above.


Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Proxy Statement and Prospectus is dated October 1, 1997

                               TABLE OF CONTENTS
                        PROXY STATEMENT AND PROSPECTUS
                                                                           Page
Introduction..................................................................
   General....................................................................
   Record Date; Vote Required; Share Information..............................
   Proxies....................................................................
   Costs of the Solicitation and the Reorganization...........................
Comparative Fee Table.........................................................
Synopsis......................................................................

   Parties to the Reorganization..............................................
   Shares to be Issued........................................................
   The Reorganization.........................................................
   Reasons for the Reorganization.............................................
   Tax Consequences of the Reorganization.....................................
   Investment Objectives and Policies.........................................
   Investment Advisory Fees and Current Waiver Arrangements...................
   Service Plan Fees..........................................................
   Purchases, Exchanges and Redemptions.......................................

Principal Risk Factors........................................................
Approval of the Reorganization (The Proposal).................................

   Reasons for the Reorganization.............................................
   Proposed Fee Structure of Money Market Trust...............................
   The Reorganization.........................................................
   Tax Aspects of the Reorganization..........................................
   Capitalization Table (Unaudited)...........................................

Comparison Between Daily Cash Fund and Money Market Trust.....................
   Investment Objectives......................................................
   Investment Policies........................................................
   Investment Restrictions....................................................
   Expense Ratios and Performance.............................................
   Shareholder Services.......................................................
   Comparative Information on Shareholders' Rights............................
   Management and Distribution Arrangements...................................
   Purchase of Additional Shares..............................................
Method of Carrying Out the Reorganization.....................................
Miscellaneous.................................................................
   Financial Information......................................................
   Public Information.........................................................
Other Business................................................................

Exhibit A - Agreement and Plan of Reorganization by and between
Daily Cash Accumulation Fund, Inc. and Centennial Money Market
Trust......................................................................A-1

                      Daily Cash Accumulation Fund, Inc.
               6803 South Tucson Way, Englewood, Colorado 80112

                                1-800-525-7048

                               PROXY STATEMENT


                        Centennial Money Market Trust
               6803 South Tucson Way, Englewood, Colorado 80112

                                1-800-525-7048


                                  PROSPECTUS

                        Special Meeting of Shareholders
                         to be held November 18, 1997

                                 INTRODUCTION

General


This Proxy Statement and Prospectus is being furnished to the shareholders of Daily Cash Fund, a Maryland corporation and a registered management investment company, in connection with the solicitation by the Board of Directors (the "Board") of proxies to be used at the Special Meeting of Shareholders of Daily Cash Fund to be held at 6803 South Tucson Way, Englewood, Colorado 80112, at 10:00 A.M., Denver time, on November 18, 1997, or any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will commence on or about October 1, 1997.

At the Meeting, shareholders of Daily Cash Fund will be asked to approve an Agreement and Plan of Reorganization dated as of June 25, 1997, (the "Reorganization Agreement") between Daily Cash Fund and Money Market Trust, a Massachusetts business trust, each a "Fund" and referred to herein collectively as the "Funds" and the transactions contemplated thereby, including (a) the transfer of substantially all the assets of Daily Cash Fund in exchange for shares of beneficial interest of Money Market Trust, (b) the distribution of such shares to the shareholders of Daily Cash Fund in complete liquidation of Daily Cash Fund, (c) the de-registration of Daily Cash Fund as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and (d) the dissolution of Daily Cash Fund and, in connection therewith, the cancellation of the outstanding shares of Daily Cash Fund (the "Proposal" or the "Reorganization").

Money Market Trust currently offers a single class of shares of beneficial interest. There is no initial sales charge on purchases of shares. The shares issued pursuant to the Reorganization will be issued at net asset value without a sales charge. Additional information with respect to the shares issued by Money Market Trust is set forth herein, in the Prospectus of Money Market Trust accompanying this Proxy Statement and Prospectus and in the Money Market Trust Statement of Additional Information ("Money Market Trust Additional Statement"), which is incorporated herein by reference.


Record Date; Vote Required; Share Information


The Board has fixed the close of business on September 19, 1997 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting. The affirmative vote of the holders of a majority of the total number of shares of Daily Cash Fund outstanding and entitled to vote thereon is required to approve the Reorganization. Each shareholder will be entitled to one vote for each share and a fractional vote for each fractional share held of record at the close of business on the Record Date. Only shareholders of Daily Cash Fund will vote on the Reorganization. The vote of shareholders of Money Market Trust is not being solicited.

At the close of business on the Record Date, there were 3,556,912,058.941 shares of Daily Cash Fund issued and outstanding. At the close of business on the Record Date, there were 9,672,979,638.230 shares of Money Market Trust issued and outstanding. The presence in person or by proxy of the holders of a majority of all of the shares of Daily Cash Fund constitutes a quorum for the transaction of business at the Meeting. To the knowledge of Daily Cash Fund, as of the Record Date, no person owned of record or beneficially owned 5% or more of its outstanding Shares except for A.G. Edwards & Sons, Inc. which owned 3,519,863,071.330 shares (98.96% of the outstanding shares of Daily Cash Fund). Centennial Asset Management Corporation (the "Manager") has been advised that such shares were held by A.G. Edwards & Sons, Inc. for the benefit of its customers. As of the Record Date, to the knowledge of Money Market Trust, no person owned of record or beneficially owned 5% or more of its outstanding shares except for A.G. Edwards & Sons, Inc. which owned 9,560,477,315.800 shares (98.94% of the outstanding shares of Money Market Trust). The Manager has been advised that such shares were held by A. G. Edwards & Sons, Inc. for the benefit of its customers. In addition, as of the Record Date, the Directors and officers of Daily Cash Fund and the Trustees and officers of Money Market Trust owned less than 1% of the outstanding shares of either Daily Cash Fund or Money Market Trust, respectively.


Proxies

The enclosed form of proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is quorum to conduct the Meeting. The proxy will be voted in favor of the Proposal unless a choice is indicated to vote against or to abstain from voting on the Proposal.


Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules), as record holder, vote such shares on the Proposal in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted. Broker "non-votes" exist where a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on the matter. Shares represented in person or by proxy (including shares which abstain or do not vote on the Proposal, including broker "non- votes") will be counted for purposes of determining the number of shares that are present and are entitled to vote on the Proposal, but will not be counted as a vote in favor of such Proposal. Accordingly, an abstention from voting on the Proposal or a broker "non-vote" will have the same legal effect as a vote against the Proposal. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Proposal. The proxy may be revoked at any time prior to the voting thereof by: (i) writing to the Secretary of Daily Cash Fund at OFI, Two World Trade Center, New York, New York 10048-0203 if the correspondence is received in time to be acted upon; (ii) attending the Meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted).


Costs of the Solicitation and the Reorganization

All expenses of this solicitation, including the cost of printing and mailing this Proxy Statement and Prospectus, will be borne by Daily Cash Fund. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the Fund issuing the document. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of SSI, personally or by telephone or telegraph; any expenses so incurred will be borne by SSI. Proxies may also be solicited by a proxy solicitation firm hired at Daily Cash Fund's expense for such purpose. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares of Daily Cash Fund and to obtain authorization for the execution of proxies. For those services, if any, they will be reimbursed by Daily Cash Fund for their reasonable out-of-pocket expenses.

With respect to the Reorganization, Daily Cash Fund and Money Market Trust will bear the cost of their respective tax opinions. Any other out-of-pocket expenses of Daily Cash Fund and Money Market Trust associated with the Reorganization, including legal, accounting and transfer agent expenses, will be borne by Daily Cash Fund and Money Market Trust, respectively, in the amounts so incurred by each.

                            COMPARATIVE FEE TABLE


Annual Fund Operating Expenses
(as a percentage of average net assets)


                                  Daily Cash Fund         Money Market Trust
-------------------------------------------------------------------------------

Management Fees
(after voluntary waiver)             0.33%                   0.35%

-------------------------------------------------------------------------------

12b-1 Service

Plan Fees                            0.20%                   0.20%
-------------------------------------------------------------------------------
Other Expenses                       0.14%                   0.12%
-------------------------------------------------------------------------------
Total Fund
Operating Expenses

(after voluntary waiver)             0.67%                   0.67%

-------------------------------------------------------------------------------


During the twelve month period ended June 30, 1997, each Fund's "Management Fees" and "Total Fund Operating Expenses" were reduced as a result of a voluntary waiver by the Manager of a portion of the management fee which it was entitled to receive under its Investment Advisory Agreement with each Fund. In the table above the "Management Fees" and the "Annual Fund Operating Expenses" of Daily Cash Fund and Money Market Trust for that twelve month period are shown net of those voluntary waivers. Without those voluntary waivers, "Management Fees" and "Total Fund Operating Expenses" would have been 0.37% and 0.71%, respectively of average net assets for Daily Cash Fund and 0.41% and 0.73%, respectively, of average net assets for Money Market Trust for the same period. Current waiver arrangements are described in "Synopsis - Investment Advisory Fees and Current Waiver Arrangements". In each instance the Manager's voluntary waiver may be modified or terminated at any time. The Manager cannot provide assurances that its voluntary waiver with respect to Daily Cash Fund will continue. The Manager has agreed to amend its Investment Advisory Agreement with Money Market Trust to reduce that Fund's contractual management fee if the Reorganization is approved and implemented. Upon implementation of the Reorganization and amendment of the surviving Money Market Trust's Investment Advisory Agreement, the Manager's voluntary waiver with respect to Money Market Trust would no longer be relevant and would be withdrawn. It should be noted that Daily Cash Fund's Total Operating Expenses without the Manager's waiver are greater (as a percentage of average net assets) than those of Money Market Trust with the Manager's voluntary waiver. See also "Approval of the Reorganization - Reasons for the Reorganization".

It should be noted that Daily Cash Fund's Total Operating Expenses without the Manager's waiver are greater (as a percentage of average net assets) than those of Money Market Trust with the Manager's voluntary waiver. The Manager cannot provide assurances that its voluntary waiver with respect to Daily Cash Fund will continue. The Manager has agreed to amend its Investment Advisory Agreement with Money Market Trust to reduce that Fund's contractual management fee if the Reorganization is approved and implemented. It is anticipated that, upon implementation of the Reorganization and amendment of the surviving Money Market Trust's Investment Advisory Agreement to reduce the contractual management fee, the expenses of the surviving Money Market Trust would be slightly lower than the expenses of Daily Cash Fund even after Daily Cash Fund's voluntary waiver.

The pro forma information set forth in the table below consists of an estimate of the business expenses of the surviving Money Market Trust as of June 30, 1997, after giving effect to the Reorganization. All amounts shown are a percentage of net assets of the surviving Money Market Trust. The pro forma "Management Fees" for the surviving Money Market Trust have been adjusted to reflect the amendment of Money Market Trust's Investment Advisory Agreement with the Manager upon completion of the Reorganization to include in the fee schedule certain additional breakpoints which are now voluntary. The amendment of the Investment Advisory Agreement would result in a reduction of the Manager's fee on assets over $1 billion. Current waiver arrangements are described in "Synopsis - Investment Advisory Fees and Current Waiver Arrangements". See also "Approval of the Reorganization - Reasons for the Reorganization".


                                             Pro Forma Combined Funds
                                     (Daily Cash Fund with Money Market Trust)
---------------------------------------------------------------------------

Management Fees (as adjusted
to reflect amendment of
Investment Advisory Agreement)               0.34%

---------------------------------------------------------------------------
12b-1 Service
Plan Fees                                    0.20%
---------------------------------------------------------------------------
Other Expenses                               0.12%
---------------------------------------------------------------------------
Total Fund
Operating Expenses                           0.66%




Examples. To attempt to show the effect of the expenses on an investment in Daily Cash Fund or Money Market Trust over time or in the surviving Money Market Trust following the Reorganization the hypotheticals shown below have been created. Assume that you make a $1,000 investment in (1) shares of Daily Cash Fund, or (2) shares of Money Market Trust, or (3) shares of the surviving Money Market Trust (after the Reorganization). Assume that the annual return is 5%, that the operating expenses of Daily Cash Fund and Money Market Trust, respectively, are those shown in the table immediately above relating to Annual Fund Operating Expenses which reflects in the case of each Fund a voluntary waiver by the Manager of a portion of the fee to which it was entitled. Further assume that the operating expenses for the surviving Money Market Trust reflect the amendment of its Investment Advisory Agreement upon completion of the Reorganization to include the additional breakpoints in the fee schedule which are now voluntary. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown.


                              1 year      3 years     5 years     10 years
                              ------      -------     -------     --------
Daily Cash Fund               7           21          37          83

Money Market Trust            7           21          37          83

Pro Forma Surviving
Money Market Trust
(after Reorganization)        7           21          37          82

The examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund(s), all of which may be more or less than the amounts shown.

                                   SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus and presents key considerations for shareholders of Daily Cash Fund to assist them in determining whether to approve the Reorganization. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement, a copy of which is attached as Exhibit A hereto. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, the current Prospectus of Money Market Trust which accompanies this Proxy Statement and Prospectus and is incorporated herein by reference.

Parties to the Reorganization

Daily Cash Fund is an open-end, diversified management investment company organized in 1981 as a Maryland corporation. It was originally organized as a Delaware corporation in 1972. Money Market Trust is an open-end, diversified management investment company organized as a Massachusetts business trust in 1979. Daily Cash Fund is currently authorized to issue 15 billion shares whereas Money Market Trust may issue an unlimited number of shares of beneficial interest. Each Fund is located at 6803 South Tucson Way, Englewood, Colorado 80112. The address of the Manager, which serves as the investment adviser to each Fund is also 6803 South Tucson Way, Englewood, Colorado 80112. Additional information about the parties is set forth below.


Shares to be Issued

All shareholders of Daily Cash Fund will receive shares of Money Market Trust which will be distributed to the shareholders of Daily Cash Fund in complete liquidation of Daily Cash Fund. Thereafter, Daily Cash Fund will be dissolved and the outstanding shares thereof will be canceled. The voting rights of shares of each Fund are substantially the same. See "Comparative Information on Shareholders' Rights."


The Reorganization


The Reorganization Agreement provides for the transfer of the assets of Daily Cash Fund to Money Market Trust in exchange for shares of Money Market Trust. The net asset value of Money Market Trust shares issued in the exchange for the assets of Daily Cash Fund will equal the value of the assets of Daily Cash Fund received by Money Market Trust. Following the Effective Date of the Reorganization, presently scheduled for November 20, 1997, Daily Cash Fund will distribute the shares of Money Market Trust received by Daily Cash Fund on the Closing Date (as defined herein) to shareholders of Daily Cash Fund. As a result of the Reorganization, each shareholder will receive the number of full and fractional shares of Money Market Trust that is equal in value to such shareholder's pro rata interest in the assets transferred to Money Market Trust as of the Valuation Date (as defined herein). The Board of Directors of Daily Cash Fund has determined that the interests of existing Daily Cash Fund shareholders will not be diluted as a result of the Reorganization. For the reasons set forth below under "Reasons for the Reorganization," the Board, including the directors who are not "interested persons," as that term is defined in the Investment Company Act, of Daily Cash Fund (the "Independent Directors"), has concluded that the Reorganization is in the best interests of Daily Cash Fund and its shareholders and has declared that the Reorganization is advisable. The Board of Directors of Daily Cash Fund has directed that the Reorganization be submitted for the consideration of shareholders at this meeting and recommends approval of the Reorganization by Daily Cash Fund shareholders. The Board of Trustees of Money Market Trust has also determined that the interests of Money Market Trust shareholders will not be diluted as a result of the Reorganization and, accordingly, have approved Money Market Trust's participation in the Reorganization. If the Reorganization is not approved, Daily Cash Fund will continue in existence and the Board will determine whether to pursue alternative actions. Reasons for the Reorganization


The Manager proposed the Reorganization of Daily Cash Fund into

Money Market Trust to the Board so that shareholders of Daily Cash Fund may become shareholders of a larger fund with the potential for a slight reduction in expenses. In connection with its consideration of the Manager's recommendation, the Board of Directors of Daily Cash Fund reviewed extensive information from the Manager in evaluating the effect of the Reorganization on shareholders of the Fund. In determining whether to recommend approval of the Reorganization to shareholders of Daily Cash Fund, the Board of Directors considered a number of factors including, but not limited to: (1) the relative size and performance of each Fund, whether or not the Reorganization is effected; (2) the future prospects for growth and performance of each Fund; (3) the compatibility of the Funds' respective investment objectives, policies and restrictions; (4) the comparability of Funds' respective arrangements with their investment adviser, general distributor and transfer agent; (5) the Funds' respective organizational structures; (6) the relative expense ratios of the Funds (with and without subsidies from the Manager) and the likely effect of the Reorganization on those expense ratios; (7) the costs of the Reorganization and the allocation of such costs to the constituent parties; (8) whether any cost savings can be achieved by combining the Funds; (9) the tax status and consequences of the Reorganization; and (10) whether the Reorganization would result in the dilution of shareholder interests. See "Approval of the Reorganization".


Tax Consequences of the Reorganization


The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization. As a condition to the closing of the Reorganization, each Fund will receive an opinion to the effect that the Reorganization will so qualify. It is expected that no gain or loss will be recognized by either Fund, or by the shareholders of either Fund for Federal income tax purposes as a result of the Reorganization. For further information about the tax consequences of the Reorganization, see "Approval of the Reorganization - Tax Aspects" below.


Investment Objectives and Policies

The investment objectives of Daily Cash Fund and Money Market Trust are substantially identical in that each Fund seeks the maximum current income that is consistent with low capital risk and the maintenance of liquidity. Each Fund invests in high quality money market instruments that are determined to present minimal credit risk and to be of eligible quality under SEC Rule 2a-7 promulgated under the Investment Company Act ("Rule 2a-7"). See "Comparison
Between Daily Cash Fund and Money Market Trust - Investment Objectives" and "Investment Policies" below.


Investment Advisory Fees and Current Waiver Arrangements

The services provided by the Manager under each Investment Advisory Agreement are substantially the same. Both Funds obtain investment management services from the Manager. In each instance the management fee is computed on the net asset value of the Fund as of the close of business each day and is payable monthly at specified annual rates. Pursuant to its Investment Advisory Agreement, Daily Cash Fund pays the Manager 0.450% of the first $500 million of net assets; 0.425% of the next $500 million; 0.400% of the next $500 million; 0.375% of the next $500 million; 0.350% of the next $500 million; 0.325% of the next $500 million; 0.300% of the next $500 million; 0.275% of the next $500 million; and 0.250% of net assets in excess of $4 billion.


Independently of its Investment Advisory Agreement with Daily Cash Fund, the Manager has voluntarily agreed to waive a portion of the management fee otherwise payable to it by Daily Cash Fund to the extent necessary to enable the Fund's seven-day yield to equal the seven-day yield of Money Market Trust. This undertaking became effective as of December 1, 1994 and may be modified or terminated at any time.

Money Market Trust pays the Manager 0.50% of the first $250 million of net assets; 0.475% of the next $250 million; 0.45% of the next $250 million; 0.425% of the next $250 million and 0.40% of net assets in excess of $1 billion.

Independently of its Investment Advisory Agreement with Money Market Trust, the Manager has voluntarily agreed to waive a portion of the management fee otherwise payable to it by Money Market Trust to the extent necessary to: (a) permit Money Market Trust to have a seven-day yield at least equal to that of Daily Cash Fund, and (b) to reduce, on an annual basis, the management fee paid on the average net assets of the Trust in excess of $1 billion from 0.40% to:
0.40% of average net assets in excess of $1 billion but less than $1.25 billion; 0.375% of average net assets in excess of $1.25 billion but less that $1.50 billion; 0.35% of average net assets in excess of $1.50 billion but less than $2 billion; and 0.325% of average net assets in excess of $2 billion. This undertaking became effective as of December 1, 1991 and may be modified or terminated by the Manager at any time.


If shareholder approval is obtained for the Proposal, the Manager has agreed to amend its Investment Advisory Agreement with Money Market Trust to reduce that Fund's contractual management fee upon completion of the Reorganization. The amendment of Money Market Trust's Investment Advisory Agreement would result in the inclusion therein of the additional breakpoints on assets in excess of $1 billion which are now voluntary. Upon implementation of the Reorganization and amendment of the surviving Money Market Trust's Investment Advisory Agreement, the Manager's voluntary waiver with respect to Money Market Trust would no longer be relevant and would be withdrawn.

Service Plan Fees

Daily Cash Fund and Money Market Trust have both adopted Service Plans for their respective shares pursuant to Rule 12b-1 of the 1940 Act. Both Service Plans provide for reimbursement to the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold shares. Under each plan, payment is made at an annual rate that may not exceed 0.20% of the average annual net assets of shares of each of the Funds.


Purchases, Exchanges and Redemptions

Both Daily Cash Fund and Money Market Trust are part of the OppenheimerFunds complex of mutual funds. The procedures for purchases, exchanges and redemptions of shares of the Funds are substantially the same. Shares of either Fund may be exchanged only for Class A shares of the other Oppenheimer funds offering such shares.


                            PRINCIPAL RISK FACTORS

In evaluating whether to approve the Reorganization and invest in Money Market Trust, shareholders should carefully consider the following discussion of risks, the information set forth in this Proxy Statement and Prospectus and the more complete description of risk factors set forth in the documents incorporated by reference herein, including the Prospectuses of the Funds and their respective Statements of Additional Information.


In general, an investment in either Fund entails substantially the same risks. The Funds invest only in securities that have remaining maturities of 12 months or less at the date of purchase. For this purpose, floating rate or variable rate obligations (described below), which are payable on demand, but which may otherwise have a stated maturity in excess of this period, will be deemed to have remaining maturities of 12 months or less pursuant to conditions established by the SEC. The Funds maintain a dollar-weighted average portfolio maturity of ninety days or less. The Funds follow these policies in order to maintain a stable net asset value of $1.00 per share, although there is no assurance that they can do so on a continuing basis. The market value of the obligations in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates.


                        APPROVAL OF THE REORGANIZATION
                                (The Proposal)

Reasons for the Reorganization


At regular meetings held on April 29, 1997, June 24, 1997 and August 26, 1997, the Board of Directors of Daily Cash Fund considered the Manager's recommendation to reorganize the Fund with and into Money Market Trust. The Board of Directors, including the Independent Directors, unanimously approved the Reorganization and declared the Reorganization to be advisable and in the best interests of shareholders. The Board of Directors also determined that the transactions contemplated by the Reorganization would not dilute the interests of existing shareholders of the Fund.

In determining that the Reorganization is advisable, the Board of Directors reviewed various factors about the Funds and the Reorganization. The Board considered the fact that Daily Cash Fund and Money Market Trust are both money market funds and that, as such, there are substantial similarities between the Funds. Daily Cash Fund and Money Market Trust have substantially similar investment objectives and policies and they have the same investment adviser. Each Fund seeks current income that is consistent with low capital risk and the maintenance of liquidity. See "Comparison Between Daily Cash Fund and Money Market Trust" below. The Funds have comparable risk profiles and the investment performance of both Funds has been comparable in recent years.

The Board reviewed information concerning the relative sizes of the Funds. As of June 30, 1997, Daily Cash Fund's net assets were approximately $3.5 billion, compared to Money Market Trust's net assets of approximately $9.1 billion.

The Manager informed the Board that it anticipates that Daily Cash Fund's asset base will likely decline in coming years, because Daily Cash Fund does not offer its shares to new shareholders. The Manager stated that as Daily Cash Fund's assets decline, it is likely that its expense ratio will increase. In addition, the Manager stated that it anticipates that Money Market Trust will maintain its current size or continue to grow. The Manager stated that a larger, combined Fund offers the potential for certain economies of scale, including anticipated operational efficiencies of the surviving Money Market Trust.

The Board discussed the current expense structures of the Funds, and the expense structure of the surviving Money Market Trust after the proposed Reorganization. The Board acknowledged the fact that Money Market Trust's management fee as a percentage of assets under its Investment Advisory Agreement is higher than that of Daily Cash Fund under its Investment Advisory Agreement with the Manager. The Board considered the current fee waivers and the proposed fee structure of the combined Fund, which are discussed below. See also "Synopsis - Investment Advisory Fees and Current Waiver Arrangements".

Current Fee Waiver Arrangements. Under current arrangements, the Manager has voluntarily agreed to reduce its fees with respect to each Fund. In each instance the Manager may modify or terminate the voluntary waiver at any time. In connection with these discussions, the Manager indicated that it could not guarantee that it would not discontinue the voluntary waiver with respect to Daily Cash Fund at some point in the future.

Since December 1, 1994, the Manager has voluntarily agreed to waiver a portion of Daily Cash Fund's fee to the extent necessary to enable its seven-day yield to equal that of Money Market Trust.

Since December 1, 1991, the Manager has voluntarily agreed to waive a portion of Money Market Trust's fee to the extent necessary to enable its seven-day yield to equal that of Daily Cash Fund and to reduce, on an annual basis, the management fee paid on average net assets of the Trust in excess of $1 billion by adding the following additional breakpoints, which are not presently included in the Investment Advisory Agreement, to the management fee schedule:

Contractual Fee on Assets              Fee on Assets in Excess of $1
Excess of $1 Billion                   Billion After Voluntary Waiver
--------------------------            ------------------------------

0.40% of average net assets            0.40% of average net assets in
in excess of $1 billion                excess of $1 billion but less than

                                       $1.25 billion;


                                       0.375% of average net assets in excess of $1.25 billion but less that $1.5 billion;

                                       0.35% of average net assets in excess of $1.5 billion but less that $2 billion; and


                                       0.325% of average net assets in excess of $2 billion.



Proposed Fee Structure of Money Market Trust

The Manager acknowledged that under its current Investment Advisory Agreement with Money Market Trust the management fee and total expenses as a percentage of assets to be paid by Money Market Trust after the Reorganization would be higher than those currently paid by Daily Cash Fund in the absence of a waiver. It was noted that the continued application of the now voluntary breakpoints in calculating the management fee on assets in excess of $1 billion would result in total expenses after the Reorganization which would be slightly lower than those of Daily Cash Fund. Recognizing the importance of these additional breakpoints, the Board of Daily Cash Fund requested, and the Manager agreed, subject to the completion of the Reorganization, to amend its Investment Advisory Agreement with Money Market Trust to include in the contractual management fee those additional breakpoints which are now voluntary. Once the Investment Advisory Agreement has been amended, the Manager will not be able to increase its management fees without approval of shareholders of Money Market Trust.

The Board concluded that in light of the Manager's commitment to amend its Investment Advisory Agreement with Money Market Trust to incorporate therein the additional breakpoints which are now voluntary, the proposed fee structure would be in the best interests of the shareholders of both Funds.

The Board of Directors considered various other factors relevant to the Reorganization, including the nature of the anticipated benefits to be derived from the Reorganization by shareholders of Daily Cash Fund. They considered the fact that the Reorganization is expected to qualify as a tax-free reorganization and, in addition, the fact that no sales charges would be imposed upon shareholders in connection with the Reorganization. They also considered the fact that the Reorganization may result in economies of an indeterminate amount to the Manager. The Board of Directors evaluated the merits of the Fund's participation in the Reorganization and recognizing that there can be no assurance that any economies of scale will be realized, concluded that Daily Cash Fund's participation in the Reorganization was in the best interests of the Fund and, in addition, that the interests of current shareholders of the Fund would not be diluted as a result of its participation. Daily Cash Fund was represented by legal counsel in connection with the proposed transaction.

At regular meetings held on April 29, 1997, June 24, 1997 and August 26, 1997, the Board of Trustees of Money Market Trust, including the Independent Trustees, considered the Manager's recommendation to reorganize Daily Cash Fund with and into Money Market Trust. The Trustees of Money Market Trust also concluded that the proposed Reorganization would be in the best interests of shareholders of that Fund and that the interests of shareholders of that Fund would not be diluted as a result of the Reorganization. Money Market Trust was represented by separate legal counsel in connection with the proposed Reorganization. The Trustees of Money Market Trust also serve as Directors of Daily Cash Fund.


The Reorganization


The Reorganization Agreement (a copy of which is set forth in full as Exhibit A to this Proxy Statement and Prospectus) contemplates a reorganization under which (a) all of the assets of Daily Cash Fund (other than the cash reserve described below [the "Cash Reserve"]) will be transferred to Money Market Trust in exchange for shares of Money Market Trust, (b) the shares of Money Market Trust will be distributed among the shareholders of Daily Cash Fund in complete liquidation of Daily Cash Fund,(c) Daily Cash Fund will be de-registered as an investment company under the Investment Company Act, and (d) Daily Cash Fund will be dissolved and in connection with such dissolution its outstanding shares will be canceled. The Reorganization Agreement provides that Money Market Trust will not assume any of Daily Cash Fund's liabilities except for portfolio securities purchased which have not settled and outstanding shareholder redemption and dividend checks.

The result of effectuating the Reorganization would be that: (i) Money Market Trust will add to its gross assets all of the assets (net of any liability for portfolio securities purchased but not settled and outstanding shareholder redemption and dividend checks) of Daily Cash Fund other than its Cash Reserve; and (ii) the shareholders of Daily Cash Fund as of the close of business on the Closing Date will become shareholders of Money Market Trust.

The effect of the Reorganization will be that shareholders of Daily Cash Fund who vote their shares in favor of the Reorganization will be electing to redeem their shares of Daily Cash Fund (at net asset value on the Valuation Date referred to below under "Method of Carrying Out the Reorganization Plan," calculated after subtracting the Cash Reserve) and reinvest the proceeds in shares of Money Market Trust at net asset value without sales charge and without recognition of taxable gain or loss for Federal income tax purposes (see "Tax Aspects of the Reorganization" below). The Cash Reserve is that amount retained by Daily Cash Fund which is sufficient in the discretion of the Board for the payment of: (a) Daily Cash Fund's expenses of liquidation, and (b) its liabilities, other than those assumed by Money Market Trust. Daily Cash Fund and Money Market Trust will bear all of their respective expenses associated with the Reorganization, as set forth under "Costs of the Solicitation and the Reorganization" above. Management estimates that such expenses associated with the Reorganization to be borne by Daily Cash Fund will be approximately $350,000. Liabilities as of the date of the transfer of assets will consist primarily of accrued but unpaid normal operating expenses of Daily Cash Fund, excluding the cost of any portfolio securities purchased but not yet settled and outstanding shareholder redemption and dividend checks. See "Method of Carrying Out the Reorganization" below.

The Reorganization Agreement provides for coordination between the Funds as to their respective portfolios so that, after the closing, Money Market Trust will be in compliance with all of its investment policies and restrictions. Daily Cash Fund will recognize capital gain or loss on any sales made pursuant to this paragraph.

Tax Aspects of the Reorganization

Immediately prior to the Valuation Date referred to in the Reorganization Agreement, Daily Cash Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Daily Cash Fund's shareholders all of Daily Cash Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carry-forward). Such dividends will be included in the taxable income of Daily Cash Fund's shareholders as ordinary income and capital gain, respectively.

The exchange of the assets of Daily Cash Fund for shares of Money Market Trust and the assumption by Money Market Trust of certain liabilities of Daily Cash
Fund is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). Daily Cash Fund has represented to Deloitte & Touche, LLP, tax adviser to Daily Cash Fund, that to the best of the Fund's knowledge, there is no plan or intention by any Fund shareholder who owns 5% or more of Daily Cash Fund's outstanding shares, and, to Daily Cash Fund's best knowledge, there is no plan or intention on the part of the remaining Daily Cash Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Money Market Trust shares received in the transaction that would reduce Daily Cash Fund shareholders' ownership of Money Market Trust shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all the formerly outstanding Daily Cash Fund shares as of the same date. Money Market Trust and Daily Cash Fund have each represented to Deloitte & Touche LLP, that, as of the Closing Date, it will qualify as a regulated investment company or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code.

As a condition to the closing of the Reorganization, Money Market Trust and Daily Cash Fund, respectively, will receive an opinion of Deloitte & Touche LLP to the effect that, based on the Reorganization Agreement, the above representations, existing provisions of the Code, Treasury Regulations issued thereunder, current Revenue Rulings, Revenue Procedures and court decisions, for Federal income tax purposes:

1. The transactions contemplated by the Reorganization Agreement will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1) of the Code.

2. Daily Cash Fund and Money Market Trust will each qualify as "a party to a reorganization" within the meaning of Section 368(b)(2) of the Code.

3. No gain or loss will be recognized by the shareholders of Daily Cash Fund upon the distribution of shares of beneficial interest in Money Market Trust to the shareholders of Daily Cash Fund pursuant to Section 354 of the Code.

4. Under Section 361(a) of the Code no gain or loss will be recognized by Daily Cash Fund by reason of the transfer of its assets solely in exchange for shares of Money Market Trust.

5. Under Section 1032 of the Code no gain or loss will be recognized by Money Market Trust by reason of the transfer of Daily Cash Fund's assets solely in exchange for shares of Money Market Trust.

6. The shareholders of Daily Cash Fund will have the same tax basis and holding period for the shares of beneficial interest in Money Market Trust that they receive as they had for Daily Cash Fund shares that they previously held, pursuant to Sections 358(a) and 1223(1) of the Code, respectively.

7. The securities transferred by Daily Cash Fund to Money Market Trust will have the same tax basis and holding period in the hands of Money Market Trust as they had for Daily Cash Fund, pursuant to Sections 362(b) and 1223(1) of the Code, respectively.

Opinions of experts are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, each Daily Cash Fund shareholder would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Daily Cash Fund shares and the fair market value of Money Market Trust shares he or she received as a result of the Reorganization.

Shareholders of Daily Cash Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Reorganization, shareholders of Daily Cash Fund should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

Capitalization Table (Unaudited)

The table below sets forth the capitalization of Daily Cash Fund and Money Market Trust and indicates the pro forma combined capitalization as of June 30, 1997 as if the Reorganization had occurred on that date.

June 30, 1997
                                                                           Net Asset
                                                      Shares               Value
                                 Net Assets           Outstanding          Per Share
                                 ----------           ------------         ----------
Daily Cash Fund                  $3,511,226,915       3,511,067,059        $1.00

Money Market Trust               $9,062,966,881       9,062,904,841        $1.00


Money Market Trust               $12,574,193,796      12,573,971,900       $1.00
Pro Forma Surviving Fund
(after Reorganization with Daily Cash)(1)


(1) Reflects issuance of 3,511,067,059 shares of Money Market Trust in a tax-free exchange for the net assets of Daily Cash Fund, aggregating $3,511,226,915. The pro forma ratio of expenses to average annual net assets of the shares for fiscal year ended June 30, 1997 would have been 0.66%.


                      COMPARISON BETWEEN DAILY CASH FUND
                            AND MONEY MARKET TRUST

The following discussion is based upon and qualified in its entirety by the descriptions of the respective investment objectives, policies and restrictions set forth in the respective Prospectus and Statement of Additional Information of each Fund. The investment objectives, policies and restrictions of Money Market Trust can be found in its Prospectus, which accompanies this Proxy Statement and Prospectus, under the captions "Investment Objective and Policies" and "Investment Restrictions". The investment objectives, policies and restrictions of Daily Cash Fund can be found in the Prospectus of Daily Cash Fund under the captions "Investment Objective and Policies" and "Investment Restrictions".

Investment Objectives


Both Daily Cash Fund and Money Market Trust seek to achieve a level of current income consistent with preserving capital and providing liquidity. Each Fund's investment objective is a fundamental policy which means that it may not be changed without shareholder approval.


Investment Policies

Both Funds are subject to the provisions of Rule 2a-7. As a result, the Funds may only purchase U.S. dollar-denominated instruments that each Fund's Board of Directors or Board of Trustees, as the case may be, determines presents minimal credit risks and are "Eligible Securities" at the time of purchase. Eligible Securities include (1) securities rated in one of the two highest short-term rating categories by any two "nationally recognized statistical rating organizations" as defined in Rule 2a- 7 ("NRSROs") or if only one NRSRO has assigned a rating, by that NRSRO; or (2) unrated securities that are judged by the Manager to be of comparable quality to investments that are "Eligible Securities" rated by NRSROs. In addition, Rule 2a-7 prohibits either Fund from holding more than 5% of its assets in "Second Tier Securities". (A First Tier Security is a security that is rated in the highest short-term rating category. A Second Tier Security is one that is eligible for purchase under Rule 2a-7, but is not a First Tier Security.)


Each Fund also has certain portfolio maturity restrictions. The Funds may invest only in securities that have remaining maturities of 12 months or less at the date of purchase. For this purpose, the Funds deem floating rate or variable rate obligations that are payable on demand, but may otherwise have a stated maturity greater than this period, to have remaining maturities of 12 months or less pursuant to conditions established by the SEC. The Funds must also maintain a dollar-weighted average portfolio maturity of ninety days or less.


The Funds follow these policies in order to maintain a stable net asset value of $1.00 per share, although there is no assurance that they can do so regularly. Shareholders should expect the market value of the obligations in each Fund's portfolio to vary inversely to changes in prevailing interest rates.

Subject to the parameters of Rule 2a-7, the Funds invest in the types of securities described below. These policies are non- fundamental policies. The Board may change non-fundamental policies without shareholder approval.

U.S. Government Securities. Both Funds may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, maturing in twelve months or less from the date of purchase.

Bank Obligations. Both Funds may invest in U.S. dollar-denominated certificates of deposit, bankers' acceptances and any other bank obligations if they are obligations of: (1) any U.S. bank having total assets at least equal to $1 billion or (2) any foreign bank, if such bank has total assets at least equal of U.S. $1 billion. Daily Cash Fund may also invest in instruments secured by such obligations. Neither Fund may invest more than 25% of its assets in securities issued by foreign banks.

Commercial Paper. Both Funds may invest in commercial paper maturing in nine months or less from the date of purchase, or in variable rate notes, variable rate master demand notes or master demand notes that meet the requirements of Rule 2a-7.

Certain Debt Obligations. Both Funds may invest in certain debt obligations which are Eligible Securities and that either mature within twelve months from the date of purchase or have been called for redemption by the issuer, with such redemption to be effective within one year.

Floating Rate/Variable Rate Notes. Both Funds may invest in floating rate or variable rate notes having a remaining maturity of one year or less or floating rate or variable rate notes having a remaining maturity of more than one year if they have a demand feature that permits the Fund to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice.

Repurchase Agreements. Both Funds may acquire securities that are subject to repurchase agreements, provided that such repurchase agreements will be fully collateralized under the requirements of Rule 2a-7.

Other Obligations. Daily Cash Fund may invest in obligations other than those enumerated above if accompanied by a guarantee of principal and interest or letter of credit, provided that the guarantee or letter of credit is that of a bank or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund. Money Market Trust may invest in obligations other than those enumerated above if they are guaranteed as to principal and interest by the U.S. Government or one of its agencies or by a bank or corporation whose certificates of deposit or commercial paper may otherwise be eligible for purchase by the Fund. In the case of both Funds such obligations and guarantees must be due within twelve months or less from the date of purchase unless they are purchased subject to repurchase agreements calling for delivery in twelve months or less.

Board Approved Instruments. Both Funds may invest in obligations other than those enumerated above, provided that such obligations are approved by the Fund's Board and are in accordance with the Fund's investment objective, policies and restrictions.

Illiquid and Restricted Securities. Both Funds may invest up to 25% of their net assets in restricted securities, subject to a 10% overall limitation on investments in illiquid securities. i.e. securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale.

Investment Restrictions

Both Funds have certain investment restrictions which, together with their respective investment objectives, are fundamental policies. Fundamental policies are policies which can be changed only by the vote of a "majority" (as defined in the Investment Company Act) of the Fund's outstanding voting securities. Under some of those restrictions, the Funds cannot: (1) invest more than 5% of the value of its total assets in the securities of any one issuer (other than the U.S. Government or its agencies or instrumentalities); (2) purchase more than 10% of the outstanding non-voting securities or more than 10% of the total debt securities of any one issuer; (3) concentrate investments to the extent of 25% of its assets in any industry; however, there is no limitation as to investment in obligations issued by banks, savings and loan associations or the U.S. Government and its agencies or instrumentalities; (4) invest in any debt instrument having a maturity in excess of one year from the date of the investment or, in the case of a debt instrument subject to a repurchase agreement or called for redemption, having a repurchase or redemption date more than one year from the date of the investment; (5) borrow money except as a temporary measure for extraordinary or emergency purposes, and then only up to 10% of the market value of the Fund's assets; no assets of the Fund may be pledged, mortgaged or assigned to secure a debt and as to Money Market Trust only, the Fund will not make any investment when such borrowing exceeds 5% of the value of its assets; (6) invest more than 5% of the value of its total assets in securities of companies that have operated less than three years, including the operations of predecessors; or (7) make loans, except the Fund may: (i) purchase debt securities, (ii) purchase debt securities subject to repurchase agreements, or (iii) lend its securities as described in the Statement of Additional Information; (8) invest in commodities or commodity contracts or invest in interests in oil, gas or other mineral exploration or mineral development programs; (9) invest in real estate; however the Funds may purchase debt securities issued by companies which invest in real estate or interests therein; (10) purchase securities on margin or make short sales of securities; (11) invest in or hold securities of any issuer if those officers and Directors or Trustees of the Fund or the Manager who beneficially own individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer; (12) underwrite securities of other companies; or (13) invest in securities of other investment companies (as to Money Market Trust only, except in connection with a consideration or merger).


Additional information about both Funds is set forth in documents that may be obtained upon request of the Transfer Agent or upon review at the offices of the SEC. The following discussion about the investment objectives and policies of Daily Cash Fund and Money Market Trust is qualified in its entirety by reference to each Fund's current Prospectus and Statement of Additional Information. See "Miscellaneous - Public Information."


The securities in which Money Market Trust and Daily Cash Fund each normally invest are summarized above. The Funds invest in substantially the same types of securities and are subject to similar investment restrictions. These investment techniques and strategies involve certain risks which are explained more fully in each Fund's Statement of Additional Information.


Unless the Prospectus of either Money Market Trust or Daily Cash Fund states that a percentage restriction applies on an ongoing basis, a restriction applies only at the time the Fund makes an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Additional investment restrictions are listed in "Other Investment Restrictions" in the Statement of Additional Information of each Fund.

Expense Ratios and Performance

The ratio of expenses to average net assets for Daily Cash Fund for the period ended June 30, 1997 was 0.67% (after the Manager's voluntary waiver). The ratio of expenses to average net assets would have been 0.71% without the Manager's voluntary waiver. The ratio of expenses to average net assets for Money Market Trust for the fiscal year ended June 30, 1997, was 0.67%. The ratio of expenses to average net assets would have been 0.73% without the Manager's voluntary waiver. Further details are set forth above under "Comparative Fee Table", in Daily Cash Fund's Annual Report as of December 31, 1996 and Semiannual Report of June 30, 1997, and Money Market Trust's Annual Report as of June 30, 1997, which are included in the Statement of Additional Information. The Prospectuses and Statements of Additional Information of the Funds discuss the manner in which the Funds' current yield and compounded yield are calculated. For the seven day period ended June 30, 1997, the current yield for Daily Cash Fund and Money Market Trust 5.04% and 5.04%, respectively. In each instance the current yield reflects the Manager's voluntary waiver of a portion of the management fee to which it was entitled. In the absence of these voluntary waivers, the current yield for Daily Cash Fund and Money Market Trust would have been 4.98% and 4.97%, respectively, for the seven day period ended June 30, 1997.


Shareholder Services


The policies of Daily Cash Fund and Money Market Trust with respect to minimum initial investments and subsequent investments by its shareholders are the same. Both Daily Cash Fund and Money Market Trust offer the following privileges: (i) Automatic Purchase and Redemption Plans with certain brokers, (ii) Automatic Withdrawal Plans, (iii) exchanges of shares for shares of certain other funds at net asset value, (iv) telephone redemption and exchange privileges, (v) payments by Federal Wires, (vi) Checkwriting privileges, (vii) Expedited redemptions.


Shares of either Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share. Shareholders of the Funds may redeem their shares by written request or by telephone request in an amount up to $50,000 in any seven-day period. Shareholders may arrange to have share redemption proceeds of $2,500 or more wired by the Transfer Agent by Federal Funds wire to a designated commercial bank which is a member of the Federal Reserve wire system. Both Funds offer Automatic Withdrawal and Automatic Exchange Plans under certain conditions.

Comparative Information On Shareholders' Rights


Form of Organization. Daily Cash Fund and Money Market Trust are open-end management investment companies registered with the SEC under the Investment Company Act, which continuously offer shares to the public. Daily Cash Fund is organized as a Maryland corporation, is governed by Articles of Incorporation and By-Laws and is managed under the direction of a Board of Directors. Money Market Trust is organized as a Massachusetts business trust and is governed by a Declaration of Trust and By-Laws and is managed under the direction of a Board of Trustees. Daily Cash Fund is governed by applicable Maryland law whereas Money Market Trust is governed by applicable Massachusetts law. Both Funds are governed by applicable federal law.

Capitalization. Daily Cash Fund is authorized to issue 15 billion shares,$.10 par value per share. Money Market Trust may issue an unlimited number of transferable shares of beneficial interest, having no par value per share. The respective Articles of Incorporation or Declaration of Trust under which each Fund has been established permits the respective Directors or Trustees to allocate unissued shares into additional classes thereof, with the rights determined by the Directors or Trustees, as the case may be, all without shareholder approval. Each Fund currently has a single class of shares outstanding. Fractional shares may be issued. Each Fund's shares have equal voting rights with respect to matters affecting shareholders and represent equal proportionate interests in the assets belonging to the Funds. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by Daily Cash Fund's Board of Directors or Money Market Trust's Board of Trustees.

Shareholder Liability. Daily Cash Fund is a corporation organized under the laws of the state of Maryland. As a general matter, shareholders of a corporation will not be liable to the corporation or its creditors with respect to their interests in the corporation as long as their shares have been paid for and the requisite corporate formalities have been observed, both in the organization of the corporation and in the conduct of its business. Under Massachusetts law, shareholders of a business trust could, under certain circumstances, be held personally liable for the obligations of the business trust. However, the Declaration of Trust under which Money Market Trust was established disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund's property for all losses and expenses of any shareholder held personally liable for the obligation of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the Fund itself would be unable to meet its obligations. A substantial number of mutual funds in the United States are organized as Massachusetts business trusts.


Shareholder Meetings and Voting Rights. Neither Daily Cash Fund nor Money Market Trust is required to hold annual meetings of shareholders. Each Fund is required to call a meeting of shareholders for the purpose of electing Directors or Trustees if, at any time, less than a majority of the Directors or Trustees then holding office were elected by shareholders. Neither Daily Cash Fund nor Money Market Trust currently intends to hold regular shareholder meetings. Neither permits cumulative voting.

Liquidation or Dissolution. In the event of the liquidation of a Fund the shareholders are entitled to receive, when, and as declared by the Directors or Trustees, the excess of the assets belonging to such Fund over the liabilities belonging to the Fund. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the Fund held by them and recorded on the books of the Fund.

Management and Distribution Arrangements


The Manager, located at 6803 South Tucson Way, Englewood, Colorado 80112, acts as the investment adviser to both Daily Cash Fund and Money Market Trust. The terms and conditions of the Investment Advisory Agreement for each Fund are substantially the same. The monthly management fee payable to the Manager by each fund and current voluntary waiver arrangements with the Manager are set forth under "Synopsis - Investment Advisory Fees and Current Waiver Arrangements." The Service Plan fees paid by the Funds are set forth above under "Synopsis - Service Plan Fees."


Pursuant to the Investment Advisory Agreements, the Manager supervises the investment operations of the Funds and the composition of their portfolios, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. The Investment Advisory Agreements require the Manager to provide Daily Cash Fund and Money Market Trust with adequate office space, facilities and equipment and to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Funds, including the compilation and maintenance of records with respect to their operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for the continuous public sale of shares of each Fund.

Expenses not expressly assumed by the Manager under each Fund's Investment Advisory Agreement or by Centennial Asset Management Corporation as Distributor of the Funds (the "Distributor"), under the General Distributor's Agreement, are paid by the Funds. The Investment Advisory Agreements list examples of expenses paid by the Funds, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fee paid by Daily Cash Fund for the period ended June 30, 1997 was $13,220,242. This does not reflect the expense assumption by the Manager of $1,398,800. For the fiscal year ended June 30, 1997, the management fee paid by Money Market Trust was $32,755,568. This does not reflect the expense assumption by the Manager of $4,890,123.

Under its Investment Advisory Agreement with Daily Cash Fund, the Manager has agreed to reimburse the Fund for annual expenses of the Fund which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. Excluded from such reimbursement are brokerage commissions, taxes, interest and extraordinary expenses such as litigation costs. As a result of changes in federal securities laws which have effectively pre- empted state expense limitations, the contractual commitment relating to such reimbursements is no longer relevant.

Under its Investment Advisory Agreement with Money Market Trust, the Manager has agreed to reimburse the Fund for any amounts by which the Fund's expenses
(excluding taxes, interest, brokerage commissions and extraordinary expenses such as litigations costs) in any fiscal year exceed the lesser of (i) 1.5% of the average annual net assets of the Fund up to $30 million and 1% of its average annual net assets in excess of $30 million; or (ii) 25% of total annual investment income of the Fund. Since Money Market Trust's assets were $9,062,966,881 at June 30, 1997, it is not anticipated that the Manager's commitment would result in reimbursement to the Fund unless asset levels declined to a point at which the commitment would become meaningful.


The Manager is a wholly owned subsidiary of OppenheimerFunds, Inc. which is controlled by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company that also advises pension plans and investment companies. The Manager has operated as an investment adviser since 1978. The Manager and its affiliates currently advise investment companies with combined net assets aggregating over $70 billion as of June 30, 1997, with more than 3 million shareholder accounts. Shareholder Services, Inc., a subsidiary of OppenheimerFunds, Inc., acts as transfer and shareholder servicing agent on an at-cost basis for Daily Cash Fund and Money Market Trust and for certain other open-end funds managed by the Manager and its affiliates.


The Distributor, under a General Distributor's Agreement for each of the Funds, acts as the principal underwriter in the continuous public offering of shares of each Fund. For additional information about distribution of the Funds' shares and the payments made by the Funds to the Distributor in connection with such activities, please refer to "Distribution and Service Plans," in each Fund's Statement of Addition Information.

Purchase of Additional Shares

Shares of both Daily Cash Fund and shares of Money Market Trust may be purchased without any initial sales charge.

                   METHOD OF CARRYING OUT THE REORGANIZATION

The consummation of the transactions contemplated by the Reorganization Agreement is contingent upon the approval of the

Reorganization by the shareholders of Daily Cash Fund by the affirmative vote of a majority of all votes entitled to be cast on the matter, the receipt of the opinions and certificates set forth in Sections 10 and 11 of the Reorganization Agreement and the occurrence of the events described in those Sections. Under the Reorganization Agreement, all the assets of Daily Cash Fund, excluding the Cash Reserve, will be delivered to Money Market Trust in exchange for shares of Money Market Trust. The Cash Reserve to be retained by Daily Cash Fund will be sufficient in the discretion of the Board for the payment of Daily Cash Fund's liabilities and Daily Cash Fund's expenses of liquidation and dissolution.


Assuming the shareholders of Daily Cash Fund approve the Reorganization, the actual exchange of assets is expected to take place on November 21, 1997, or as soon thereafter as is practicable (the "Closing Date") on the basis of net asset values as of the close of business on the business day preceding the Closing Date (the "Valuation Date"). Under the Reorganization Agreement, all redemptions of shares of Daily Cash Fund shall be permanently suspended on the Valuation Date; only redemption requests received in proper form on or prior to the close of business on that date shall be fulfilled by it; redemption requests received by Daily Cash Fund after that date will be treated as requests for redemptions of shares of Money Market Trust to be distributed to the shareholders requesting redemption. The exchange of assets for shares will be done on the basis of the per share net asset value of the shares of Money Market Trust and the value of the assets of Daily Cash Fund to be transferred as of the close of business on the Valuation Date, valued in the manner used by Money Market Trust in the valuation of assets. Money Market Trust is not assuming any of the liabilities of Daily Cash Fund, except for portfolio securities purchased which have not settled and outstanding shareholder redemption and dividend checks.

The net asset value of the shares transferred by Money Market Trust to Daily Cash Fund will be the same as the value of the assets received by Money Market Trust. For example, if, on the Valuation Date, Daily Cash Fund were to have securities with a market value of $95,000 and cash in the amount of $10,000 (of which $5,000 was to be retained by it as the Cash Reserve), the value of the assets which would be transferred to Money Market Trust would be $100,000. If the net asset value per share of Money Market Trust were $1.00 per share at the close of business on the Valuation Date, the number of shares to be issued would be 100,000 ($100,000 / $1.00). These 100,000 shares of Money Market Trust would be distributed to the former shareholders of Daily Cash Fund. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.


In conjunction with the Closing, Daily Cash Fund will distribute on a pro rata basis to its shareholders of record on the Valuation Date the shares of Money Market Trust received by Daily Cash Fund at the Closing in complete liquidation of Daily Cash Fund and the outstanding shares of Daily Cash Fund will be canceled. To assist Daily Cash Fund, and Daily Cash Fund, will then be dissolved in this distribution, Money Market Trust will, in accordance with a shareholder list supplied by Daily Cash Fund, cause its transfer agent to credit and confirm an appropriate number of shares of Money Market Trust to each shareholder of Daily Cash Fund. Certificates for shares of Money Market Trust will be issued upon written request of a former shareholder of Daily Cash Fund but only for whole shares with fractional shares credited to the name of the shareholder on the books of Money Market Trust, provided that shares represented by certificates are delivered for cancellation. Former shareholders of Daily Cash Fund who wish to obtain certificates representing their shares of Money Market Trust must, after receipt of their confirmations, make a written request to SSI, P.O. Box 5143, Denver, Colorado 80217. Shareholders of Daily Cash Fund holding certificates representing their shares will not be required to surrender their certificates to anyone in connection with the Reorganization. After the Reorganization, however, it will be necessary for such shareholders to surrender such certificates in order to redeem, transfer, pledge or exchange any shares of Money Market Trust or in order to obtain a share certificate representing their interests in Money Market Trust.

Under the Reorganization Agreement, within one year after the Closing Date Daily Cash Fund shall: (a) either pay or make provision for all of its debts and taxes; and (b) either (i) transfer any remaining amount of the Cash Reserve to Money Market Trust, if such remaining amount is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Daily Cash Fund who were such on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deducting the estimated expenses of the distribution, equals or exceeds one cent per share of the number of Daily Cash Fund shares outstanding on the Valuation Date. Within one year after the Closing Date, Daily Cash Fund will complete its liquidation.

Under the Reorganization Agreement, either Daily Cash Fund or Money Market Trust may abandon and terminate the Reorganization Agreement without liability for any reason except that in the event that either party terminates the Agreement without reasonable cause, the terminating party will be required, upon demand by the non- terminating party, to reimburse the non-terminating party for all expenses, including reasonable out-of-pocket expenses.

In the event that the Reorganization Agreement is not consummated for any reason, the Board will consider and may submit to the shareholders other alternatives.

                                 MISCELLANEOUS

Financial Information


The Reorganization will be accounted for by the surviving Fund in its financial statements as a tax free reorganization. Further financial information as to Daily Cash Fund is contained in its current Prospectus, which is available without charge from Shareholder Services, Inc., the Transfer Agent, P.O. Box 5143, Denver, Colorado 80217, and is incorporated herein by reference, and in its Annual Report as of December 31, 1996 and in its Semi Annual Report dated as of June 30, 1997 of which are included in the Additional Statement relating to this Reorganization. Financial information for Money Market Trust is contained in its current Prospectus accompanying this Proxy Statement and Prospectus and incorporated herein by reference, and in its Annual Report as of June 30, 1997, which is included in the Additional Statement.


Public Information

Additional information about Daily Cash Fund and Money Market Trust is available, as applicable, in the following documents which are incorporated herein by reference: (i) Money Market Trust's Prospectus dated October 1, 1997 accompanying this Proxy Statement and incorporated herein; (ii) Daily Cash Fund's Prospectus dated April 25, 1997, as supplemented on August 14, 1997, which may be obtained without charge by writing to Shareholder Services, Inc., P.O. Box 5143, Denver, Colorado 80217; (iii) Money Market Trust's Annual Report as of June 30, 1997, which may be obtained without charge by writing to Shareholder Services, Inc. at the address indicated above; and (iv) Daily Cash Fund's Annual Report as of December 31, 1996 and Semi Annual Reports dated as of June 30, 1997, which may be obtained without charge by writing to Shareholder Services, Inc. at the address indicated above. All of the foregoing documents may be obtained by calling the toll-free number on the cover of this Proxy Statement and Prospectus.

Additional information about the following matters is contained in the Statement of Additional Information relating to this Reorganization which incorporates by reference the Money Market Trust Prospectus and Statement of Additional Information dated October 1, 1997 and Daily Cash Fund's Prospectus dated April 25, 1997, as supplemented August 14, 1997, and Statement of Additional Information dated April 25, 1997, as revised May 12, 1997; the organization and operation of Money Market Trust and Daily Cash Fund; more information on investment policies, practices and risks; information about Daily Cash Fund's and Money Market Trust's Boards and their responsibilities; a further description of the services provided by Money Market Trust's and Daily Cash Fund's investment adviser, distributor, and transfer and shareholder servicing agent; dividend policies; tax matters; an explanation of the method of determining the offering price of the shares of Money Market Trust and Daily Cash Fund; purchase, redemption and exchange programs; and distribution arrangements.

Daily Cash Fund and Money Market Trust are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the SEC. Proxy material, reports and other information about Daily Cash Fund and Money Market Trust which are of public record can be inspected and copied at public reference facilities maintained by the SEC in Washington, D.C. and certain of its regional offices. Copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C.

20549.

                                OTHER BUSINESS

Management of Daily Cash Fund knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

                                 By Order of the Board of Directors

                                 Andrew J. Donohue, Secretary

                                 October 1, 1997

                                                                  Exhibit A


                     AGREEMENT AND PLAN OF REORGANIZATION



     AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of June 25, 1997 by and between Daily Cash Accumulation Fund, Inc. ("Daily Cash Fund"), a Maryland corporation, and Centennial Money Market Trust ("Money Market Trust"), a Massachusetts business trust (the "Trust").

                             W I T N E S S E T H:

     WHEREAS, the parties are each open-end investment companies of the management type; and

      WHEREAS, the parties hereto desire to provide for the reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), of Daily Cash Fund through the acquisition by Money Market Trust of substantially all of the assets of Daily Cash Fund in exchange for the shares of beneficial interest of Money Market Trust and the assumption by Money Market Trust of certain liabilities of Daily Cash Fund, which shares of Money Market Trust are to be distributed by Daily Cash Fund pro rata to its shareholders in complete liquidation of Daily Cash Fund and in complete cancellation of its shares in connection with the dissolution of Daily Cash Fund;

      NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:


      1. The parties hereto hereby adopt this Agreement and Plan of Reorganization (the "Agreement") pursuant to Section 368(a)(1) of the Code as follows: The reorganization will be comprised of the acquisition by Money Market Trust of substantially all of the properties and assets of Daily Cash Fund in exchange for shares of Money Market Trust and the assumption by Money Market Trust of certain liabilities of Daily Cash Fund, followed by the distribution of such shares of Money Market Trust to the shareholders of Daily Cash Fund and the dissolution of Daily Cash Fund and cancellation of the outstanding shares of Daily Cash Fund all upon and subject to the terms of this Agreement as hereinafter set forth.


      The share transfer books of Daily Cash Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date as defined herein shall be fulfilled by Daily Cash Fund; redemption requests received by Daily Cash Fund after that date shall be treated as requests for the redemption of the shares of Money Market Trust to be distributed to the shareholder in question as provided in Section 5.

      2. On the Closing Date (as hereinafter defined), all of the assets of Daily Cash Fund on that date, excluding a cash reserve (the "Cash Reserve") to be retained by Daily Cash Fund sufficient in its discretion for the payment of the expenses of Daily Cash Fund's dissolution and its liabilities, but not in excess of the amount contemplated by Section 10E, shall be delivered as provided in Section 8 to Money Market Trust, in exchange for and against delivery to Daily Cash Fund on the Closing Date of a number of shares of Money Market Trust, having an aggregate net asset value equal to the value of the assets of Daily Cash Fund so transferred and delivered.

      3. The net asset value of the shares of Money Market Trust and the value of the assets of Daily Cash Fund to be transferred shall in each case be determined as of the close of business of the New York Stock Exchange on the Valuation Date. The computation of the net asset value of the shares of Money Market Trust and the shares of Daily Cash Fund shall be done in the manner used by Money Market Trust and Daily Cash Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by Money Market Trust in such computation shall be applied to the valuation of the assets of Daily Cash Fund to be transferred to Money Market Trust.

      Daily Cash Fund shall declare and pay, immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Daily Cash Fund's shareholders all of Daily Cash Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

      4. The closing (the "Closing") shall be at the offices of OppenheimerFunds, Inc. (the "Agent"), Two World Trade Center, 34th Floor, New York, New York 10048, at 4:00 P.M. New York time on November 21, 1997 or at such other time or place as the parties may designate or as provided below (the "Closing Date"). The business day preceding the Closing Date is herein referred to as the "Valuation Date."


      In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the "Act"), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefor, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 20 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.


      5. In conjunction with the closing, Daily Cash Fund shall distribute on a pro rata basis to the shareholders of Daily Cash Fund on the Valuation Date, the shares of Money Market Trust received by Daily Cash Fund on the Closing Date in exchange for the assets of Daily Cash Fund in complete liquidation of Daily Cash Fund; for the purpose of the distribution by Daily Cash Fund of shares of Money Market Trust to its shareholders, Money Market Trust will promptly cause its transfer agent to: (a) credit an appropriate number of shares of Money Market Trust on the books of Money Market Trust to each shareholder of Daily Cash Fund in accordance with a list of its shareholders (the "Shareholder List") received from Daily Cash Fund; and (b) confirm an appropriate number of shares of Money Market Trust to each shareholder of Daily Cash Fund. Certificates for shares of Money Market Trust will be issued upon written request of a former shareholder of Daily Cash Fund but only for whole shares, with fractional shares credited to the name of the shareholder on the books of Money Market Trust.


     The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of Daily Cash Fund, indicating his or her share balance. Daily Cash Fund agrees to supply the Shareholder List to Money Market Trust not later than the Closing Date. Shareholders of Daily Cash Fund holding certificates representing their shares shall not be required to surrender their certificates to anyone in connection with the reorganization contemplated hereby. After the Closing Date, however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer, exchange or pledge the shares of Money Market Trust which they received, or in order to obtain certificates representing their shares of Money Market Trust issued in connection with the Reorganization.

      6. Within one year after the Closing Date, Daily Cash Fund shall (a) either pay or make provision for payment of all of its liabilities and taxes, and (b) either (i) transfer any remaining amount of the Cash Reserve to Money Market Trust, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Daily Cash Fund on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or exceeds one cent per share of Daily Cash Fund shares outstanding on the Valuation Date. Upon completion of (a) and (b) above, Daily Cash Fund shall take all appropriate action to dissolve including, but not limited to, filing of articles of dissolution with the State Department of Assessments and Taxation of Maryland (the "Department").


      7. Prior to the Closing Date, there shall be coordination between the parties as to their respective portfolios so that, after the closing, Money Market Trust will be in compliance with all of its investment policies and restrictions. At the Closing, Daily Cash Fund shall deliver to Money Market Trust two copies of a list setting forth the securities then owned by Daily Cash Fund. Promptly after the Closing, Daily Cash Fund shall provide Money Market Trust a list setting forth the respective federal income tax bases thereof.

      8. Portfolio securities or written evidence acceptable to Money Market Trust of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by Daily Cash Fund pursuant to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by Daily Cash Fund on the Closing Date to Money Market Trust, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash delivered shall be in the form of certified or bank cashiers' checks or by bank wire or intra-bank transfer payable to the order of Money Market Trust for the account of Money Market Trust. Shares of Money Market Trust representing the number of shares of Money Market Trust being delivered against the assets of Daily Cash Fund, registered in the name of Daily Cash Fund, shall be transferred to Daily Cash Fund on the Closing Date. Such shares shall thereupon be assigned by Daily Cash Fund to its shareholders so that the shares of Money Market Trust may be distributed as provided in Section 5.

      If, at the Closing Date, Daily Cash Fund is unable to make delivery under this Section 8 to Money Market Trust of any of its portfolio securities or cash for the reason that any of such securities purchased by Daily Cash Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or Daily Cash Fund's custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and Daily Cash Fund will deliver to Money Market Trust by or on the Closing Date and with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Money Market Trust, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by Money Market Trust.

      9. Money Market Trust shall not assume the liabilities (except for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of Daily Cash Fund, but Daily Cash Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The cost of printing and mailing the proxies and proxy statements will be borne by Daily Cash Fund. Daily Cash Fund and Money Market Trust will bear the cost of their respective tax opinions, or, if a single tax opinion is issued to the parties, Daily Cash Fund and Money Market Trust will share equally the cost of such tax opinion. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the fund issuing the document. Any other out-of-pocket expenses of Money Market Trust and Daily Cash Fund associated with this reorganization, including legal, accounting and transfer agent expenses, will be borne by Daily Cash Fund and Money Market Trust, respectively, in the amounts so incurred by each.

      10. The obligations of Money Market Trust hereunder shall be subject to the following conditions:

            A. The Board of Directors of Daily Cash Fund shall have authorized the execution of the Agreement, and the shareholders of Daily Cash Fund shall have approved the Agreement and the transactions contemplated thereby, including, but not limited to, dissolution of Daily Cash Fund, and Daily Cash Fund shall have furnished to Money Market Trust copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Daily Cash Fund; such shareholder approval shall have been by the affirmative vote of a majority of the total number of shares of Daily Cash Fund outstanding and entitled to vote thereon at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

            B. Money Market Trust shall have received an opinion dated the Closing Date of counsel to Daily Cash Fund, to the effect that (i) Daily Cash Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with full powers to carry on its business as described in its Articles of Incorporation and as then being conducted and to enter into and perform the Agreement subject to usual and customary qualifications (Maryland counsel may be relied upon for this opinion); and (ii) that all action necessary to make the Agreement, according to its terms, valid, binding and enforceable on Daily Cash Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by Daily Cash Fund subject to usual and customary qualifications.

            C. The representations and warranties of Daily Cash Fund contained herein shall be true and correct at and as of the Closing Date, and Money Market Trust shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer of Daily Cash Fund, dated the Closing Date, to that effect.

            D. On the Closing Date, Daily Cash Fund shall have furnished to Money Market Trust a certificate of the Treasurer or Assistant Treasurer of Daily Cash Fund as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to Daily Cash Fund as of the Closing Date.

            E. The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Daily Cash Fund at the close of business on the Valuation Date.

            F. A Registration Statement on Form N-14 filed by Money Market Trust under the Securities Act of 1933, as amended (the "1933 Act"), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act not later than December 31,1997.

            G. On the Closing Date, Money Market Trust shall have received a letter of Andrew J. Donohue or other senior executive officer of Centennial Asset Management Corporation acceptable to Money Market Trust, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material actual or contingent liabilities of Daily Cash Fund arising out of litigation brought against Daily Cash Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of Daily Cash Fund delivered to Money Market Trust. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

            H. Money Market Trust shall have received an opinion, dated as of the Closing Date, of Deloitte & Touche LLP, to the same effect as the opinion contemplated by Section 11.E of the Agreement.

            I. Money Market Trust shall have received at the closing all of the assets of Daily Cash Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

      11. The obligations of Daily Cash Fund hereunder shall be subject to the following conditions:

            A. The Board of Trustees of Money Market Trust shall have authorized the execution of the Agreement, and the transactions contemplated thereby, and Money Market Trust shall have furnished to Daily Cash Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Money Market Trust.

            B. Daily Cash Fund's shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote of the percentage of shares required by applicable Maryland law and Daily Cash Fund's charter documents, and Daily Cash Fund shall have furnished Money Market Trust copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Daily Cash Fund.

            C. Daily Cash Fund shall have received an opinion dated as of the Closing Date of counsel to Money Market Trust, to the effect that (i) Money Market Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full powers to carry on its business as described in its Declaration of Trust and as then being conducted and to enter into and perform the Agreement subject to usual and customary qualifications (Massachusetts counsel may be relied upon for this opinion); (ii) all action necessary to make the Agreement, according to its terms, valid, binding and enforceable upon Money Market Trust and to authorize effectively the transactions contemplated by the Agreement have been taken by Money Market Trust subject to usual and customary qualifications, and (iii) the shares of Money Market Trust to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable, except as set forth in Money Market Trust's then current Prospectus and Statement of Additional Information. Massachusetts counsel may be relied upon for this opinion.

            D. The representations and warranties of Money Market Trust contained herein shall be true and correct at and as of the Closing Date, and Daily Cash Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or an Assistant Secretary or the Treasurer of Money Market Trust to that effect dated the Closing Date.

            E. Daily Cash Fund shall have received an opinion of Deloitte & Touche LLP to the effect that the Federal tax consequences of the transaction, if carried out in the manner outlined in this Plan of Reorganization and in accordance with (i) Daily Cash Fund's representation that there is no plan or intention by any Fund shareholder who owns 5% or more of Daily Cash Fund's outstanding shares, and, to Daily Cash Fund's best knowledge, there is no plan or intention on the part of the remaining Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Money Market Trust shares received in the transaction that would reduce Daily Cash Fund shareholders' ownership of Money Market Trust shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Fund shares as of the same date, and (ii) the representation by each of Daily Cash Fund and Money Market Trust that, as of the Closing Date, Daily Cash Fund and Money Market Trust will qualify as regulated investment companies or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code, will be as follows:

                  1. The transactions contemplated by the Agreement will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1) of the Code, and under the regulations promulgated thereunder.

                  2. Daily Cash Fund and Money Market Trust will each qualify as a "party to a reorganization" within the meaning of Section 368(b)(2) of the Code.

                  3. No gain or loss will be recognized by the shareholders of Daily Cash Fund upon the distribution of shares of beneficial interest in Money Market Trust to the shareholders of Daily Cash Fund pursuant to Section 354 of the Code.

                  4. Under Section 361(a) of the Code no gain or loss will be recognized by Daily Cash Fund by reason of the transfer of substantially all its assets in exchange for shares of Money Market Trust.

                  5. Under Section 1032 of the Code no gain or loss will be recognized by Money Market Trust by reason of the transfer of substantially all Daily Cash Fund's assets in exchange for shares of Money Market Trust and Money Market Trust's assumption of certain liabilities of Daily Cash Fund.

                  6. The shareholders of Daily Cash Fund will have the same tax basis and holding period for the shares of beneficial interest in Money Market Trust that they receive as they had for Daily Cash Fund shares that they previously held, pursuant to Section 358(a) and 1223(1), respectively, of the Code.

                  7. The securities transferred by Daily Cash Fund to Money Market Trust will have the same tax basis and holding period in the hands of Money Market Trust as they had for Daily Cash Fund, pursuant to Section 362(b) and 1223(1), respectively, of the Code.

            F. The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Daily Cash Fund at the close of business on the Valuation Date.

            G. A Registration Statement on Form N-14 filed by Money Market Trust under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act not later than December 31, 1997.

            H. On the Closing Date, Daily Cash Fund shall have received a letter of Andrew J. Donohue or other senior executive officer of Centennial Asset Management Corporation acceptable to Daily Cash Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material actual or contingent liabilities of Money Market Trust arising out of litigation brought against Money Market Trust or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of Money Market Trust delivered to Daily Cash Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

            I. Daily Cash Fund shall acknowledge receipt of the shares of Money Market Trust.

      12. Daily Cash Fund hereby represents and warrants that:

            A. The financial statements of Daily Cash Fund at December 31, 1996 (audited) as heretofore furnished to Money Market Trust, present fairly the financial position, results of operations, and changes in net assets of Daily Cash Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from December 31, 1996 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of Daily Cash Fund, it being agreed that a decrease in the size of Daily Cash Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

            B. Contingent upon approval of the Agreement and the transactions contemplated thereby by Daily Cash Fund's shareholders, Daily Cash Fund has authority to transfer all of the assets of Daily Cash Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

            C. The Prospectus, as amended and supplemented, contained in Daily Cash Fund's Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

            D. There is no material contingent liability of Daily Cash Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Daily Cash Fund, threatened against Daily Cash Fund, not reflected in such Prospectus;

            E. With the exception of this Agreement there are no material contracts outstanding to which Daily Cash Fund is a party other than those ordinary in the conduct of its business;

            F. Daily Cash Fund is a corporation duly organized, validly existing and in good standing under the laws of the state of Maryland; and has all necessary and material Federal and state authorizations to own all of its assets and to carry on its business as now being conducted; and Daily Cash Fund is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

            G. All Federal and other tax returns and reports of Daily Cash Fund required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Daily Cash Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Daily Cash Fund ended December 31, 1996 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due; and

            H. Daily Cash Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Daily Cash Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Daily Cash Fund intends to meet such requirements with respect to its current taxable year.

      13. Money Market Trust hereby represents and warrants that:

            A. The financial statements of Money Market Trust at December 31, 1996(unaudited) as heretofore furnished to Daily Cash Fund, present fairly the financial position, results of operations, and changes in net assets of Money Market Trust, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from June 30, 1996 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of Money Market Trust, it being understood that a decrease in the size of Money Market Trust due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

            B. The Prospectus, as amended and supplemented, contained in Money Market Trust's Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

            C. There is no material contingent liability of Money Market Trust and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Money Market Trust, threatened against Money Market Trust, not reflected in such Prospectus;

            D. With the exception of this Agreement, there are no material contracts outstanding to which Money Market Trust is a party other than those ordinary in the conduct of its business;

            E. Money Market Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; has all necessary and material Federal and state authorizations to own all its properties and assets and to carry on its business as now being conducted; the shares of Money Market Trust which it issues to Daily Cash Fund pursuant to the Agreement will be duly authorized, validly issued, fully-paid and non-assessable, except as otherwise set forth in Money Market Trust's Registration Statement; and will conform to the description thereof contained in Money Market Trust's Registration Statement, will be duly registered under the 1933 Act and in the states where registration is required; and Money Market
Trust is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

            F. All Federal and other tax returns and reports of Money Market Trust required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Money Market Trust no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Money Market Trust ended June 30, 1997 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

            G. Money Market Trust has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Money Market Trust has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Money Market Trust intends to meet such requirements with respect to its current taxable year;

            H. Money Market Trust has no plan or intention (i) to dispose of any of the assets transferred by Daily Cash Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the shares issued by it in the reorganization other than pursuant to valid requests of shareholders; and
            I. After consummation of the transactions contemplated by the Agreement, Money Market Trust intends to operate its business in a substantially unchanged manner.

      14. Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year. Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. Money Market Trust hereby represents to and covenants with Daily Cash Fund that, if the reorganization becomes effective, Money Market Trust will treat each shareholder of Daily Cash Fund who received any of Money Market Trust's shares as a result of the reorganization as having made the minimum initial purchase of shares of Money Market Trust received by such shareholder for the purpose of making additional investments in shares of Money Market Trust, regardless of the value of the shares of Money Market Trust received.

      15. Money Market Trust agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act. The final form of such proxy statement and prospectus is referred to in the Agreement as the "Proxy Statement and Prospectus." Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection. Daily Cash Fund covenants and agrees to deregister as an investment company under the Investment Company Act of 1940, as amended, as soon as practicable and to cause the cancellation of its outstanding shares at the Closing.

      16. The obligations of the parties, their respective trustees, directors, officers, agents or others acting on their behalf under the Agreement shall be subject to the right of either party to abandon and terminate the Agreement for any reason and there shall be no liability for damages or other recourse available to a party not so terminating the Agreement, provided, however, that in the event that a party shall terminate this Agreement without reasonable cause, the party so terminating shall, upon demand, reimburse the party not so terminating for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with this Agreement.

      17. The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

      18. All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

      19. Daily Cash Fund understands that the obligations of Money Market Trust under the Agreement are not binding upon any Trustee or shareholder of Money Market Trust personally, but bind only Money Market Trust and Money Market
Trust's property. Daily Cash Fund represents that it has notice of the provisions of the Declaration of Trust of Money Market Trust disclaiming shareholder and Trustee liability for acts or obligations of Money Market Trust.

      IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.


                              CENTENNIAL MONEY MARKET TRUST


                              By:   /s/Andrew J. Donohue
                                    ---------------------------------

                                    Andrew J. Donohue, Vice President




                              DAILY CASH ACCUMULATION FUND, INC.


                              By:   /s/ George Bowen
                                    ----------------------------
                                    George Bowen, Vice President

                         CENTENNIAL MONEY MARKET TRUST
                             6803 South Tucson Way
                          Englewood, Colorado  80112

                                1-800-525-7048

                      STATEMENT OF ADDITIONAL INFORMATION

                                October 1, 1997
                      -----------------------------------


This Statement of Additional Information of Centennial Money Market Trust (the "Registrant") consists of this cover page and the following documents:

1.    Statement of Additional Information of Registrant dated October 1, 1997

2. Prospectus of Daily Cash Accumulation Fund, Inc. dated April 25, 1997, as supplemented August 14, 1997

3. Statement of Additional Information of Daily Cash Accumulation Fund, Inc. dated April 25, 1997, as revised May 12, 1997

4.    Annual Report of Registrant as of June 30, 1997

5.    Annual Report of Daily Cash Accumulation Fund, Inc. as of  December 31,
      1996

6.    Semiannual Report of Daily Cash Accumulation Fund, Inc. as of June 30,
      1997

7.    Pro Forma  Financial Statements, including Pro Forma Statement of
      Investments: Daily Cash Accumulation Fund, Inc. into the Registrant


This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the Proxy Statement and Prospectus of the Registrant dated October 1, 1997, which may be obtained by written request to Shareholder Services, Inc. P.O. Box 5143, Denver, Colorado 80217, or by calling at the toll-free number shown above.

Centennial Money Market Trust

6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-9310

Statement of Additional Information dated October 1, 1997

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Trust and supplements information in the Prospectus dated October 1, 1997. It should be read together with the Prospectus which may be obtained by writing to the Trust's Transfer Agent, Shareholder Services, Inc. at P.O. Box 5143, Denver, Colorado 80217-5143 or by calling the Transfer Agent at the toll-free number shown above.

Contents                                                                  Page

Investment Objective and Policies.........................................2
Other Investment Restrictions.............................................5

Appendix
Trustees and Officers.....................................................A-1
Investment Management Services............................................A-6
Service Plan..............................................................A-8
Purchase, Redemption and Pricing of Shares................................A-10
Exchange of Shares........................................................A-12
Yield Information.........................................................A-14
Additional Information....................................................A-15

Financial Information About the Trust
Independent Auditors' Report..............................................A-17
Financial Statements......................................................A-18

Exhibits
Exhibit A:   Description of Securities Ratings............................A-38
Exhibit B:   Industry Classifications.....................................A-43
Exhibit C:   Automatic Withdrawal Plan Provisions.........................A-44

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Trust are described in the Prospectus. Set forth below is supplemental information about those policies. Certain capitalized terms used in this Statement of Additional Information are defined in the Prospectus.

      The Trust will not make investments with the objective of seeking capital growth. However, the value of the securities held by the Trust may be affected by changes in general interest rates. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security would normally decline in value. Conversely, should interest rates decrease after a security is purchased, its value would rise. However, those fluctuations in value will not generally result in realized gains or losses to the Trust since the Trust does not usually intend to dispose of securities prior to their maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. To a limited degree, the Trust may engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other considerations, the Trust believes such disposition advisable or it needs to generate cash to satisfy redemptions. In such cases, the Trust may realize a capital gain or loss.

Bank Obligations. The Trust may invest in the bank obligations described in the Prospectus. In addition, the Trust may invest in certificates of deposit of $100,000 or less of a domestic bank, regardless of asset size, if such certificate of deposit is fully insured as to principal by the Federal Deposit Insurance Corporation. At no time will the Trust hold more than one certificate of deposit from any such bank. Because of the limited marketability of such certificates of deposit, no more than 10% of the Trust's net assets will be invested in certificates of deposit of $100,000 or less of a bank having total assets less than $1 billion.

U.S. Government Securities. Obligations of certain U.S. Government agencies and instrumentalities may not be guaranteed or supported by the full faith and credit of the United States. Some obligations are backed only by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase the agency's obligations; while still others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the Trust must look to the agency issuing or guaranteeing the obligation for repayment and may not be able to assert a claim against the United States if the agency does not meet its commitments. The Trust will invest in securities of such instrumentalities only when the Trust's investment manager, Centennial Asset Management Corporation (the "Manager"), is satisfied that the credit risk with respect to the instrumentality is minimal.

Floating Rate/Variable Rate Obligations. The Trust may invest in instruments with floating or variable interest rates. The interest rate on a floating rate obligation is based on a stated prevailing market rate, such as a bank's prime rate, the 90 day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, or some other standard, and is adjusted automatically each time such market rate is adjusted. The interest rate on a floating rate demand note is based on a stated prevailing market rate and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also bases on a stated prevailing market rate but is adjusted automatically at a specified interval of no less than one year. Some variable rate or floating rate obligations in which the Trust may invest have a demand feature entitling the holder to demand payment at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest at any time, or at specified intervals not exceeding one year. These notes may or may not be backed by bank letters of credit. Variable rate demand notes may include master demand notes discussed below. The Manager, on behalf of the Trust, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate obligations in the Trust's portfolio. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. There is no limit on the amount of the Trust's assets that may be invested in floating rate and variable rate obligations that meet the requirements of rule 2a-7. Floating rate or variable rate obligations which do not provide for recovery of principal and interest within seven days may be subject to the limitations applicable to illiquid securities described in "Investment Objective and Policies - Illiquid and Restricted Securities" in the Prospectus.

Master Demand Notes. A master demand note is a corporate obligation that permits the investment of fluctuating amounts by the Trust at varying rates of interest pursuant to direct arrangements between the Trust, as lender, and the corporate borrower that issues the note. These notes permit daily changes in the amounts borrowed. The Trust has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note at any time without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable and thus immediately repayable by the borrower at face value, plus accrued interest, at any time. Accordingly, the Trust's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In evaluating the master demand note arrangements, the Manager considers the earning power, cash flow, and other liquidity ratios of the issuer. Master demand notes are not typically rated by credit rating agencies. If they are not rated, the Trust may invest in them only if, at the time of an investment, they are Eligible Securities. The Manager will continuously monitor the borrower's financial ability to meet all of its obligations because the Trust's liquidity might be impaired if the borrower were unable to pay principal and interest on demand.

Repurchase Agreements. In a repurchase transaction, the Trust acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank having total domestic assets of at least $1 billion or a broker-dealer with a net capital of at least $50 million and which has been designated a primary dealer in government securities). The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Trust's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

Loans of Portfolio Securities. To attempt to increase its income for liquidity purposes, the Trust may lend its portfolio securities to qualified borrowers (other than in repurchase transactions) if the loan is collateralized in accordance with applicable regulatory requirements, and if, after any loan, the value of the securities loaned does not exceed 25% of the value of the Trust's total assets. The Trust will not enter into any securities lending agreements having a duration of greater than one year. Any securities received as collateral for a loan must mature in twelve months or less. The Trust presently does not intend that the value of securities loaned will exceed 5% of the value of the Trust's net assets in the coming year.

      Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government Securities or other cash equivalents which the Fund is permitted to purchase. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Trust if the demand meets the terms of the letter. The Trust receives an amount equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such loan collateral; either type of interest may be shared with the borrower. The Trust may also pay reasonable finder's, custodian and administrative fees and will not lend its portfolio securities to any officer, trustee, employee or affiliate of the Trust or the Manager. The terms of the Trust's loans must meet applicable tests under the Internal Revenue Code and permit the Trust to reacquire loaned securities on five days' notice or in time to vote on any important matter.

Ratings of Securities. The prospectus describes "Eligible Securities" in which the Trust may invest and indicates that if a security's rating is downgraded, the Manager and/or the Board may have to reassess the security's credit risks. If a security has ceased to be a First Tier Security, the Manager will promptly reassess whether the security continues to present "minimal credit risks." If the Manager becomes aware that any Rating Organization has downgraded its rating of a Second Tier Security or rated an unrated security below its second highest rating category, the Trust's Board of Trustees shall promptly reassess whether the security presents minimal credit risks and whether it is in the best interests of the Trust to dispose of it. If a security is in default, or ceases to be an Eligible Security, or is determined no longer to present minimal credit risks, the Board must determine whether it would be in the best interests of the Trust to dispose of the security. In each of the foregoing instances, Board action is not required if the Trust disposes of the security within five days of the Manager learning of the downgrade, in which event the Manager will provide the Board with subsequent notice of such downgrade. The Rating Organizations currently designated as such by the Securities and Exchange Commission ("SEC") are Standard & Poor's Corporation, Moody's Investors Service, Inc., Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate, IBCA, Inc., and Thomson BankWatch, Inc. A description of the ratings categories of those Rating Organizations is contained in Exhibit A.

Other Investment Restrictions

The Trust's significant investment restrictions are described in the Prospectus. The following investment restrictions are also fundamental investment policies and, together with the fundamental policies and restrictions described in the Prospectus, cannot be changed without the vote of a majority of the Trust's outstanding shares. Under the Investment Company Act, such a majority vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a shareholder's meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Under these additional restrictions, the Trust cannot:

      o invest in commodities or commodity contracts or invest in interests in oil, gas or other mineral exploration or mineral development programs;

      o invest in real estate; however the Trust may purchase debt securities issued by companies which invest in real estate or interests therein;

      o  purchase securities on margin or make short sales of securities;

      o invest in or hold securities of any issuer if those officers and Trustees of the Trust or the Manager who beneficially own individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer;

      o  underwrite securities of other companies; or

      o invest in securities of other investment companies, except in connection with a consolidation or merger.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Trust makes an investment, and the Trust need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Trust. For purposes of the Trust's policy not to concentrate in securities of issuers as described in the investment restrictions listed in the Prospectus, the Trust has adopted the industry classification set forth in Exhibit B to this Statement of Additional Information.
This is not a fundamental policy.

APPENDIX

This Appendix is part of the Statement of Additional Information of Centennial Money Market Trust ("Money Market Trust"), Centennial Tax Exempt Trust ("Tax Exempt Trust") and Centennial Government Trust ("Government Trust"), each of which is referred to in this Appendix individually as a "Trust" and collectively are referred to as the "Trusts." Unless otherwise indicated, the information in this Appendix applies to each Trust.

Trustees and Officers

The Trustees and officers of the Trusts and their principal business affiliations and occupations during the past five years are listed below. Sam Freedman became a Trustee on June 27, 1996. All Trustees are trustees of each of the Trusts. The Trustees are also trustees, directors, or managing general partners of Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial New York Tax Exempt Trust, Daily Cash Accumulation Fund, Inc., Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Equity Income Fund, Oppenheimer High Yield Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and The New York Tax Exempt Income Fund, Inc. (all of the foregoing funds are collectively referred to as the "Denver Oppenheimer funds") except for Ms.
Macaskill, who is a Trustee, Director or Managing Partner of all the Denver-based Oppenheimer funds except Oppenheimer Integrity Funds, Oppenheimer Strategic Income Fund, Oppenheimer Variable Account Funds and Panorama Series Fund Inc. Mr. Fossel is not a trustee of Centennial New York Tax Exempt Trust and he is not a Managing General Partner of Centennial America Fund, L.P. Ms. Macaskill is President and Mr. Swain is Chairman and Chief Executive Officer of the Denver Oppenheimer funds. All of the officers except Mr. Carbuto, Ms. Wolf, Mr. Zimmer and Ms. Warmack hold similar positions with each of the Denver Oppenheimer funds. As of September 8, 1997, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of any Trust. This does not reflect ownership of shares held of record by an employee benefit plan for employees of OppenheimerFunds, Inc., the parent of the Manager (for which two of the officers listed below, Ms. Macaskill and Mr. Donohue, are trustees) other than the shares beneficially owned under that plan by the officers of the funds listed above.

ROBERT G. AVIS, Trustee*; Age 66
One North Jefferson Avenue, St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment advisor and trust company, respectively).

WILLIAM A. BAKER, Trustee; Age 82
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

CHARLES CONRAD, JR., Trustee; Age 67
1501 Quail Street, Newport Beach, California 92660
Chairman and Chief Executive Officer of Universal Space Lines, Inc. (A space services management company); formerly, Vice President of McDonnell Douglas SpaceCo. ands associated with National Aeronautics and Space Administration.

JON S. FOSSEL, Trustee; Age 55
Box 44 Mead Street, Waccabuc, New York 10597
Member of the Board of Governors of the Investment Company Institute (a national trade association of investment companies), Chairman of the Investment Company Institute Education Foundation; Formerly Chairman and a director of OppenheimerFunds, Inc. ("OFI"), the immediate parent of Centennial Asset Management Corporation ("Manager"); formerly President and a director of Oppenheimer Acquisition Corp.("OAC"), OFI's parent holding company; formerly a director of Shareholder Services, Inc. ("SSI") and Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of OFI.

SAM FREEDMAN, Trustee; Age 56
4975 Lakeshore Drive, Littleton, Colorado 80123
Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services (a transfer agent); Formerly Chairman, Chief Executive Officer and a director of SSI; Formerly Chairman, Chief Executive Officer and director of SFSI; Vice President and a director of OAC and a director of OFI.

RAYMOND J. KALINOWSKI, Trustee; Age 68
44 Portland Drive, St. Louis, Missouri 63131
Director of Wave Technologies International, Inc.(a computer products training company), formerly Vice Chairman and a director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc. (a broker-dealer), of which he was a Senior Vice President.

C. HOWARD KAST, Trustee; Age 75
2552 E. Alameda, Denver, Colorado 80209
Formerly Managing Partner of  Deloitte, Haskins & Sells (an accounting firm).

ROBERT M. KIRCHNER, Trustee; Age 75
7500 East Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

BRIDGET A. MACASKILL, President and Trustee*; Age 49
Two World Trade Center, New York, New York 10048-0203
President, Chief Executive Officer and a director of OFI and HarboManagementet Corporation ("HarbourView"), a subsidiary of OFI; Chairman and a director of SSI and SFSI; President and a director of OAC and Oppenheimer Partnership Holdings Inc., a holding company subsidiary of OFI; a director of Oppenheimer Real Asset Management, Inc. ("Real Asset"); formerly an Executive Vice President of OFI.

NED M. STEEL, Trustee; Age 82
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; a director of Visiting Nurse Corporation of Colorado; formerly Senior Vice President and a director of the Van Gilder Insurance Corp. (insurance brokers).

JAMES C. SWAIN, Chairman, Chief Executive Officer and Trustee*; Age 63 6803 South Tucson Way, Englewood, Colorado 80112 Vice Chairman of OFI; formerly President and a director of the Manager, and formerly Chairman of the Board of SSI.

MICHAEL A. CARBUTO, Vice President and Portfolio Manager of Tax Exempt Trust; Age 42
Two World Trade Center, New York, New York 10048-0203
Vice President of the Manager and OFI; an officer of other Oppenheimer funds.

DOROTHY WARMACK, Vice President and Portfolio Manager of Money Market Trust and Government Trust; Age 61
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager and OFI; an officer of other Oppenheimer funds.

CAROL E. WOLF, Vice President and Portfolio Manager of Money Market Trust and Government Trust; Age 46
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager and OFI; an officer of other Oppenheimer funds.

ARTHUR J. ZIMMER, Vice President and Portfolio Manager of Money Market Trust and Government Trust; Age 51
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager and OFI; an officer of other Oppenheimer funds.

ANDREW J. DONOHUE, Vice President and Secretary; Age 47
Two World Trade Center, New York, New York 10048-0203
Executive Vice President, General Counsel and a director of OFI and OppenheimerFunds Distributor, Inc. ("OFDI") Harbour View, SSI, SFSI, Oppenheimer Partnership Holdings Inc. and MultiSource Services, Inc. (a broker-dealer); President and a director of the Manager; President and a director of Real Asset; Secretary and General Counsel of OAC; an officer of other Oppenheimer funds.

GEORGE C. BOWEN, Vice President, Treasurer and Assistant Secretary; Age 61 6803 South Tucson Way, Englewood, Colorado 80112 Senior Vice President and Treasurer of OFI; Vice President and Treasurer of OFDI and HarbourView; Senior Vice President, Treasurer Assistant Secretary and a director of the Manager; President, Treasurer and a director of Centennial Capital Corporation; Senior Vice President, Treasurer and Secretary of SSI; Vice President, Treasurer and Secretary of SFSI; Treasurer of OAC; Treasurer of Oppenheimer Partnership Holdings, Inc.; Vice President and Treasurer of Real Asset;

Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc.; an officer of other Oppenheimer funds.

ROBERT G. ZACK, Assistant Secretary; Age 49
Two World Trade Center, New York, New York 10048-0203
Senior Vice President and Associate General Counsel of OFI; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

ROBERT J. BISHOP, Assistant Treasurer; Age 38
6803 South Tucson Way, Englewood, Colorado 80112
Vice  President  of  the  OFI/Mutual  Fund  Accounting;   an  officer  of  other
Oppenheimer funds; formerly a Fund Controller for OFI.

SCOTT T. FARRAR, Assistant Treasurer; Age 32
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of OFI/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for OFI.
----------------------
* A Trustee who is an "interested person" of the Trusts as defined in the Investment Company Act.

Remuneration of Trustees. The officers of the Trusts and certain Trustees of the Trusts (Ms. Macaskill and Mr. Swain) who are affiliated with the Manager receive no salary or fee from the Trusts. Mr. Fossel did not receive any salary or fees from the Trusts prior to January 1, 1997. The remaining Trustees of the Trusts received the compensation shown below. Mr. Freedman became a Trustee on June 27, 1996 and received no compensation from the Trusts before that date. The compensation from the Trusts was paid during its fiscal year ended June 30, 1997. The compensation from all of the Denver-based Oppenheimer funds include the Trusts and is compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 1996.

                        Aggregate         Aggregate      Aggregate      Total
                        Compensation      Compensation   Compensation   Compensation
                        from the          from the       from the       from all
                        Money Market      Tax Exempt     Government     Denver-based
Name and Position       Trust             Trust          Trust          Oppenheimer funds(1)
-----------------       -------------     ------------   -------------- --------------------
Robert G. Avis          $4,578            $2,516         $1,888         $58,003
 Trustee

William A. Baker         $6,290            $3,226         $2,594         $79,715
 Audit and Review
 Committee Ex-Officio
 Member (2) and Trustee



                                           A-9




Charles Conrad, Jr.     $5,896            $3,024         $2,432         $74,717
 Trustee(3)

Jon S. Fossel           $2,125            $1,090         $   876        None
 Trustee

Sam Freedman            $3,373            $1,729         $1,391         $29,502
 Audit and Review
 Committee Member(2)
 and Trustee

Raymond J. Kalinowski   $5,626            $2,885         $2,320         $74,173
 Audit and Review
 Committee Member(2)
 and Trustee

C. Howard Kast          $5,874            $3,012         $2,422         $74,173
 Audit and Review
 Committee  Chairman(2)
 and Trustee

Robert M. Kirchner      $5,897            $3,024         $2,432         $74,717
 Trustee(3)

Ned M. Steel            $4,578            $2,348         $1,888         $58,003
 Trustee

(1) For the 1996 calendar year.
(2) Committee positions effective July 1, 1997
(3) Prior to July 1, 1997, Messrs. Conrad and Kirchner were also members of the Audit And Review Committee.

Deferred Compensation Plan. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they receive from the Fund. Under the Plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the Plan will be vary based upon the performance of the selected funds. Deferral of Trustees' fees under the Plan does not affect the amounts paid to the Trustee by the Fund and will not materially affect the Fund's assets, liabilities and net income per share. The Plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the Plan without shareholder approval.

Major Shareholders. As of September 8, 1997, A.G. Edwards & Sons, Inc. ("A.G. Edwards"), 1 North Jefferson Avenue, St. Louis, MO 63103 was the record owner of 9,596,900,481.40 shares of

Money   Market   Trust,   1,817,332,367.93   shares  of  Tax  Exempt  Trust  and
1,081,190,679 shares of Government Trust (approximately 98.83%, 98.35% and 96.92% of outstanding shares, respectively, of these Trusts). A.G. Edwards has advised the Trusts that all such shares are held for the benefit of brokerage clients and that no such client owned beneficially 5% or more of the outstanding shares of any of the Trusts.

Investment Management Services

The  Manager is  wholly-owned  by OFI,  which is a  wholly-owned  subsidiary  of
Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is owned by certain of OFI's directors and officers, some of whom may serve as officers of the Trust, and two of whom (Mr. Swain and Ms. Macaskill) serve as Trustees of the Trust.

      The management fee is payable monthly to the Manager under the terms of the investment advisory agreements between the Manager and each Trust (collectively, the "Agreements"), and is computed on the aggregate net assets of the respective Trust as of the close of business each day. The management fees paid to the Manager by the Trusts during their last three fiscal periods were as follows: (a) $12,657,193, $21,572,514 and $32,755,568 paid for the fiscal years ended June 30, 1995, 1996 and 1997, respectively, of Money Market Trust; (b) $5,050,991, $6,380,737 and $6,858,451 paid for the fiscal years ended June 30,
1995, 1996 and 1997, respectively, of Tax Exempt Trust; and (c) $3,414,212, $4,468,617 and $4,743,430 paid for the fiscal years ended June 30, 1995, 1996 and 1997, respectively, of Government Trust.

      The Agreements require the Manager, at its expense, to provide the Trusts with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Trusts, including the compilation and maintenance of records with respect to operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Trusts.
Expenses not expressly assumed by the Manager under the Agreements or as Distributor of the shares of the Trusts, are paid by the Trusts. The Agreements list examples of expenses paid by the Trusts, the major categories of which relate to interest, taxes, certain insurance premiums, fees to unaffiliated Trustees, legal, bookkeeping and audit expenses, brokerage, custodian and transfer agent expenses, share issuance costs, certain printing costs (excluding the cost of printing prospectuses for sales materials) and registration fees, and non-recurring expenses, including litigation. The Agreements permit the Manager to act as investment advisor for any other person, firm or corporation.

      Under its Agreements with the Money Market Trust and the Government Trust, respectively, the Manager has agreed to reimburse each Trust to the extent that the Trust's total expenses (including the management fee but excluding interest, taxes, brokerage commissions, and extraordinary expenses such as litigation costs) exceed in any fiscal year the lesser of: (i) 1.5% of average annual net assets of the Trust up to $30 million plus 1% of the average annual net assets in excess of $30 million or; (ii) 25% of the total annual investment income of the Trust.

      Independently of the Money Market Trust's Agreement, the Manager has voluntarily agreed to waive a portion of the management fee otherwise payable to it by the Money Market Trust as described in the Prospectus under "The Manager and Its Affiliates - Fees and Expenses". For fiscal year ended June 30, 1995, June 30, 1996 and June 30, 1997, the reimbursements by the Manager to Money Market Trust were $0, $0 and $4,890,123, respectively.

      Under its Agreement with Tax Exempt Trust, when the value of the Fund's net assets is less than $1.5 billion, the annual fee payable to the Manager is reduced by $100,000 based on the average net assets computed daily and paid monthly at the annual rates, but in no event shall the annual fee be less than $0. This contractual provision resulted in a reduction of the fee which would otherwise have been payable to the Manager during the fiscal years ended June 30, 1995, 1996 and 1997, respectively, in the following amounts: $100,000, $19,945 and $100,000.

      In addition, under its Agreement with Tax Exempt Trust, the Manager has agreed to assume that Trust's expenses to the extent that the total expenses (as described above) of the Trust exceed the most stringent limits prescribed by any state in which the Trust's shares are offered for sale. The payment of the management fee at the end of any month will be reduced so that at no time will there be any accrued but unpaid liabilities under any of these expense assumptions. No reimbursement or assumption was necessary by the Manager to Government Trust during its three most recent fiscal years. As a result of changes in federal securities laws which have effectively pre-empted state expense limitations, the contractual commitment relating to such reimbursements is no longer relevant.

      The Tax Exempt Trust Agreement provides that the Manager assumes no responsibility under the Agreement other than that which is imposed by law, and shall not be responsible for any action of the Board of Trustees of the Trust in following or declining to follow any advice or recommendations of the Manager. The Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Trust in connection with matters to which the Agreement relates, except a loss resulting by reason of the Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under the Agreement.

      The Agreements of Money Market Trust and Government Trust provide that the Manager shall not be liable for any loss sustained by reason of the adoption of an investment policy or the purchase, sale or retention of any security on its recommendation, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith, provided that nothing in the Agreements shall be construed to protect the Manager against any liability to such Trusts or their shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such Agreements.

Portfolio Transactions. Portfolio decisions are based upon the recommendations and judgment of the Manager subject to the overall authority of the Board of Trustees. As most purchases made by the Trust are principal transactions at net prices, the Trust incurs little or no brokerage costs. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked prices. The Trust's policy of investing in short-term debt securities with maturities of less than one year results in high portfolio turnover. However, since brokerage commissions, if any, are small and securities are usually held to maturity, high turnover does not have an appreciable adverse effect upon the net asset value or income of the Trust in periods of stable or declining rates, and may have a positive effect in periods of rising interest rates.

      The Trust seeks to obtain prompt and reliable execution of orders at the most favorable net price. If brokers are used for portfolio transactions, transactions are directed to brokers furnishing execution and research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Trust and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager to make available additional views for consideration and comparisons, and to enable the Manager to obtain market information for the valuation of securities held in the Trust's portfolio or being considered for purchase. In the rare instances where the Trust pays commissions for research, the Board of Trustees, including the independent Trustees of the Trust, will review information furnished by the Manager as to the commissions paid to brokers furnishing such services in an effort to ascertain that the amount of such commissions was reasonably related to the value or the benefit of such services. The Trust does not direct the handling of purchases or sales of portfolio securities, whether on a principal or agency basis, to brokers for selling shares of the Trust. No portfolio transactions are handled by brokers which are affiliated with the Trust or the Manager if that broker is acting as principal.

Service Plan

Each Trust has adopted a Service Plan (the "Plan") under Rule 12b-1 of the Investment Company Act, pursuant to which the Trust will reimburse the Distributor for a portion of its costs incurred in connection with the services rendered to the Trust, as described in the Prospectus. Each Plan has been approved: (i) by a vote of the Board of Trustees of the Trust, including a majority of the "Independent Trustees" (those Trustees of the Trust who are not "interested persons," as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to the Plan) cast in person at a meeting called for the purpose of voting on the Plan; and (ii) by the vote of the holders of a "majority of the outstanding voting securities " (as defined under the Investment Company Act) of that Trust's outstanding voting securities. In approving each Plan, the Board determined that it is likely each Plan will benefit the shareholders of that Trust.

      The Distributor has entered into Supplemental Distribution Assistance Agreements ("Supplemental Agreements") under the Plan with selected dealers distributing shares of Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust and Oppenheimer Cash Reserves. Quarterly payments by the Distributor, which are not a Trust expense, for distribution-related services will range from 0.10% to 0.30%, annually, of the average net asset value of shares of these funds owned during the quarter beneficially or of record by the dealer or its customers. However, no payment shall be made to any dealer for any quarter during which the average net asset value of shares of such funds owned during that quarter by the dealer or its customers is less than $5 million. Payments made pursuant to Supplemental Agreements are not a fund expense, but are made by the Distributor out of its own resources or out of the resources of the Manager which may include profits derived from the advisory fee it receives from each such fund. No such supplemental payments will be paid to any dealer which is an "affiliate" (as defined in the Investment Company Act) of the Distributor.

      Each Plan, unless terminated as described below, shall continue in effect from year to year but only so long as such continuance is specifically approved at least annually by each Trust's Board of Trustees, including its Independent Trustees, by a vote cast in person at a meeting called for that purpose. The Supplemental Agreements are subject to the same renewal requirement. A Plan and the Supplemental Agreements may be terminated at any time by the vote of a majority of the Trust's Independent Trustees or by the vote of the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust's outstanding voting securities. The Supplemental Agreements will automatically terminate in the event of their "assignment" (as defined in the Investment Company Act), and each may be terminated by the
Distributor: (i) in the event a Trust amends its Plan, or (ii) if the net asset value of shares of the funds covered by the Supplemental Agreements held by the dealer or its customers is less than $5 million for two or more consecutive quarters. A dealer may terminate a Supplemental Agreement at any time upon giving 30 days' notice. Each Plan may not be amended to increase materially the amount of payments to be made unless such amendment is approved by the shareholders of that Trust. All material amendments must be approved by the Independent Trustees.

      Under each Plan, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Trust shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Trust's Independent Trustees. The Board of Trustees has set the fee at the maximum rate and set no minimum amount. The Plans permit the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from advisory fees) at no cost to a Trust. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

      Each Recipient who is to receive distribution payments for any month or quarter is required to certify in writing that the aggregate payments to be received from the applicable Trust during that month or quarter do not exceed the Recipient's administrative and sales related costs in rendering distribution assistance during the month or quarter, and will reimburse the Trust for any excess.

      For each Trust's fiscal year ended June 30, 1997, payments to the Distributor under its Plan totaled $16,003,021, $3,177,577 and $2,060,666 for Money Market Trust, Tax Exempt Trust and Government Trust, respectively, of which $-0-, $3,109,499 and $-0- was paid by Money Market Trust, Tax Exempt Trust and Government Trust, respectively, to an affiliate of the Distributor, as a Recipient. Payments received by the Distributor under the Plans will not be used to pay any interest expense, carrying charge, or other financial costs, or allocation of overhead by the Distributor. Any unreimbursed expenses incurred for any fiscal quarter by the Distributor may not be recovered under that Plan in subsequent fiscal quarters.

      While the Plan is in effect, the Treasurer of each Trust shall provide a report to the Board of Trustees in writing at least quarterly on the amount of all payments made pursuant to the Plan, the identity of each Recipient that received any such payment, and the purposes for which the payments were made. The Plan further provides that while it is in effect, the election and nomination of those Trustees of a Trust who are not "interested persons" of the Trust is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

Purchase, Redemption and Pricing of Shares

Determination of Net Asset Value Per Share. The net asset value of each Trust's shares is determined twice each day as of 12:00 Noon and the close of The New York Stock Exchange (the "Exchange") which is normally 4:00 P.M., but may be earlier on some days, each day the Exchange is open (a "regular business day") (all references to time mean New York time) by dividing that Trust's net assets (the total value of the Trust's portfolio securities, cash and other assets less all liabilities) by the total number of shares outstanding. The Exchange's most recent annual holiday schedule states that it will close New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may also close on other days. Dealers other than Exchange members may conduct trading in Municipal Securities on certain days on which the Exchange is closed (e.g., Good Friday), so that securities of the same type held by Tax Exempt Trust may be traded, and its net asset value per share may be affected significantly, on such days when shareholders may not purchase or redeem shares.

      Each Trust's Board of Trustees has established procedures for the valuation of the Trust's securities which provide that money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures.

      The Trusts will seek to maintain a net asset value of $1.00 per share for purchases and redemptions. There can be no assurance that each Trust will do so. Each Trust operates under Rule 2a-7 under which a Trust may use the amortized cost method of valuing their shares. The amortized cost method values a security initially at its cost and thereafter assumes a constant amortization of any premium or accretion of any discount, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized capital gains or losses.

      Each Trust's Board of Trustees has established procedures intended to stabilize the Trust's net asset value at $1.00 per share. If a Trust's net asset value per share were to deviate from $1.00 by more than 0.5%, Rule 2a-7 requires the Board promptly to consider what action, if any, should be taken. If the Trustees find that the extent of any such deviation may result in material dilution or other unfair effects on shareholders, the Board will take whatever steps it considers appropriate to eliminate or reduce such dilution or unfair effects, including, without limitation, selling portfolio securities prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the outstanding number of Trust shares without monetary consideration, or calculating net asset value per share by using available market quotations.

      As long as the Trust use Rule 2a-7, each Trust must abide by certain conditions described in the Prospectus. Some of those conditions which relate to portfolio management are that each Trust must: (i) maintain a dollar-weighted average portfolio maturity not in excess of 90 days; (ii) limit its investments, including repurchase agreements, to those instruments which are denominated in U.S. dollars and which are rated in one of the two highest short-term rating categories by at least two "nationally-recognized statistical rating organizations" ("Rating Organizations") as defined in Rule 2a-7, or by one Rating Organization if only one Rating Organization has rated the security; an instrument that is not rated must be a comparable quality as determined by the Manager under procedures approved by the Board; and (iii) not purchase any instruments with a remaining maturity of more than 397 days. Under Rule 2a-7, the maturity of an instrument is generally considered to be its stated maturity (or in the case of an instrument called for redemption, the date on which the redemption payment must be made), with special exceptions for certain variable rate demand and floating rate instruments. Repurchase agreements and securities loan agreements are, in general, treated as having a maturity equal to the period scheduled until repurchase or return, or if subject to demand, equal to the notice period.

      While amortized cost method provides certainty in valuation, there may be periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Trust would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Trust may tend to be lower (and net investment income and daily dividends higher) than market prices or estimates of market prices for its portfolio. Thus, if the use of amortized cost by the trusts resulted in a lower aggregate portfolio value on a particular day, a prospective investor in one of the Trust would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Trusts would receive less investment income than if the Trust were priced at market value. Conversely, during periods of rising interest rates, the daily yield on Trust shares will tend to be higher and its aggregate value lower than that of a portfolio priced at market value. A prospective investor would receive a lower yield than from an investment in a portfolio priced at market value, while existing investors in the Rust would receive more investment income than if the Trust were priced at market value.

Redemptions. Each Trust's Board of Trustees has the right, in conformity with the Trust's Declaration of Trust and applicable law, to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of such shares is less than $500 or such lesser amount as the Board may decide. Should the Board elect to exercise this right, it will establish the terms of any notice of such redemption required to be provided to the shareholder under the Investment Company Act, including any provision the Board may establish to enable the shareholder to increase the amount of the investment to avoid involuntary redemption.

Expedited Redemption Procedures. Under the Expedited Redemption Procedure available to shareholders of the Trusts, as discussed in the Appendix to the Prospectus, the wiring of redemption proceeds may be delayed if the Trust's Custodian bank is not open for business on a day that the Trust would normally authorize the wire to be made, which is usually the same day for redemptions prior to 12:00 Noon, and the Trust's next regular business day for redemptions between 12:00 Noon and the close of The New York Stock Exchange, which is normally 4:00 P.M., but may be earlier on some days. In those circumstances, the wire will not be transmitted until the next bank business day on which the Trust is open for business, and no dividends will be paid on the proceeds of redeemed shares waiting transfer by wire.

Dividend Reinvestment in Another Fund. Direct shareholders of the Trusts may elect to reinvest all dividends and/or distributions in Class A shares of any of the other funds listed below as "Eligible Funds" at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing, and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share next determined on the payable date of the dividend or distribution.

Exchange of Shares

Eligible Funds. As stated in the Prospectus, shares of the Trust may, under certain circumstances, be exchanged by direct shareholders for Class A shares of the following Oppenheimer funds ("Eligible Funds"):

     Limited Term New York Municipal  Fund
     Oppenheimer Bond Fund
     Oppenheimer Bond Fund for Growth
     Oppenheimer California  Municipal Fund
     Oppenheimer Champion  Income Fund
     Oppenheimer Developing  Markets  Fund
     Oppenheimer Disciplined Allocation Fund
     Oppenheimer Disciplined Value Fund
     Oppenheimer Discovery Fund
     Oppenheimer Enterprise Fund
     Oppenheimer Equity Income Fund
     Oppenheimer Florida Municipal Fund
     Oppenheimer Global Fund

     Oppenheimer Global  Growth  &  Income  Fund
     Oppenheimer Gold &  Special Minerals  Fund
     Oppenheimer Growth  Fund
     Oppenheimer High  Yield  Fund
     Oppenheimer Insured Municipal Fund
     Oppenheimer Intermediate Municipal Fund
     Oppenheimer International Bond Fund
     Oppenheimer International Growth Fund
     Oppenheimer LifeSpan  Balanced  Fund
     Oppenheimer LifeSpan  Growth  Fund
     Oppenheimer LifeSpan Income Fund
     Oppenheimer Limited-Term Government Fund
     Oppenheimer Main Street California  Municipal Fund
     Oppenheimer Main Street Income & Growth Fund
     Oppenheimer Multi-Sector  Income Trust
     Oppenheimer Multiple  Strategies Fund
     Oppenheimer Municipal Bond Fund
     Oppenheimer New Jersey  Municipal Fund
     Oppenheimer New York  Municipal Fund
     Oppenheimer Pennsylvania  Municipal Fund
     Oppenheimer Quest Capital Value Fund,  Inc.
     Oppenheimer Quest  Global  Value Fund,  Inc.
     Oppenheimer Quest Growth & Income Value Fund
     Oppenheimer Quest Officers Value Fund
     Oppenheimer Quest Opportunity  Value Fund
     Oppenheimer Quest Small Cap Value Fund
     Oppenheimer Quest Value Fund, Inc.
     Oppenheimer Real Asset Fund
     Oppenheimer Strategic Income  Fund
     Oppenheimer Total  Return  Fund,  Inc.
     Oppenheimer U.S. Government Trust
     Oppenheimer World Bond Fund
     Rochester Fund Municipals
     The New York Tax-Exempt Income Fund, Inc.

      the following "Money Market Funds":

      Centennial America Fund, L.P.
      Centennial California Tax Exempt Trust
      Centennial Government Trust
      Centennial New York Tax Exempt Trust
      Centennial Tax Exempt Trust
      Daily Cash Accumulation Fund, Inc.
      Oppenheimer Cash Reserves
      Oppenheimer Money Market Fund, Inc.

Yield Information

Each Trust's current yield is calculated for a seven-day period of time, in accordance with regulations adopted under the Investment Company Act, as follows: First, a base period return is calculated for the seven-day period by determining the net change in the value of a hypothetical pre-existing account having one share at the beginning of the seven-day period. The change includes dividends declared on the original share and dividends declared on any shares purchased with dividends on that share, but such dividends are adjusted to exclude any realized or unrealized capital gains or losses affecting the dividends declared. Next, the base period return is multiplied by 365/7 to obtain the current yield to the nearest hundredth of one percent. The compounded effective yield for a seven-day period is calculated by (a) adding 1 to the base period return (obtained as described above), (b) raising the sum to a power equal to 365 divided by 7 and (c) subtracting 1 from the result. For the seven day period ended June 30, 1997, the "current yield" for each Money Market Trust, Tax Exempt Trust and Government Trust was 5.04% 3.34% and 4.81%, respectively. The seven-day compounded effective yield for that period was 5.17%, 3.40% and 4.93%, respectively.

      The yield as calculated above may vary for accounts less than approximately $100 in value due to the effect of rounding off each daily dividend to the nearest full cent. Since the calculation of yield under either procedure described above does not take into consideration any realized or unrealized gains or losses on each Trust's portfolio securities which may affect dividends, the return on dividends declared during a period may not be the same on an annualized basis as the yield for that period.

      Tax Exempt Trust's "tax equivalent yield" adjusts Tax Exempt Trust's current yield, as calculated above, by a stated Federal tax rate. The tax equivalent yield is computed by dividing the tax-exempt portion of the Trust's current yield by one minus a stated income tax rate and adding the result to the portion (if any) of the Trust's current yield that is not tax-exempt. The tax equivalent yield may be compounded as described above to provide a compounded effective tax equivalent yield. The tax equivalent yield may be used to compare the tax effects of income derived from the Trust with income from taxable investments at the tax rates stated. Exhibit D, which is applicable only to Tax Exempt Trust, includes a tax equivalent yield table, based on various effective tax brackets for individual taxpayers. Such tax brackets are determined by a taxpayer's Federal taxable income (the net amount subject to Federal income tax after deductions and exemptions). The tax equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply and that state income tax payments are fully deductible for income tax purposes. For taxpayers with income above certain levels, otherwise allowable itemized deductions are limited. The Tax Exempt Trust's tax equivalent yield for the seven-day period ended June 30, 1997 was 3.34%. Its tax-equivalent compounded effective yield for the same period was 3.40% for an investor in the highest Federal tax bracket.

     Yield information may be useful to investors in reviewing each Trust's performance. A Trust may make comparisons between its yield and that of other investments, by citing various indices such as The Bank Rate Monitor National Index (provided by Bank Rate Monitor TM), which measures the average rate paid on bank money market accounts, NOW accounts and certificates of deposit by the 100 largest banks and thrift institutions in the top ten metropolitan areas. However, a number of factors should be considered before using yield information as a basis for comparison with other investments. An investment in a Trust is not insured. Its yield is not guaranteed and normally will fluctuate on a daily basis. The yield for any given past period is not an indication or representation by the Trust of future yields or rates of return on its shares. Each Trust's yield is affected by portfolio quality, portfolio maturity, type of instruments held and operating expenses. When comparing a Trust's yield with that of other investments, investors should understand that certain other investment alternatives such as certificates of deposit, U.S. Government Securities, money market instruments or bank accounts may provide fixed yields or yields that may vary above a stated minimum, and also that bank accounts may be insured. Certain types of bank accounts may not pay interest when the balance falls below a specified level and may limit the number of withdrawals by check per month. In order to compare the Tax Exempt Trust's dividends to the rate of return on taxable investments, Federal income taxes on such investments should be considered.

Additional Information

Description of the Trusts. Each Trust's Declaration of Trust contains an express disclaimer of shareholder and Trustee liability for the Trust's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. Each Declaration of Trust also provides that the Trust shall, upon request, assume a defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust (such as the Trust) to be held personally liable as a "partner" for the Trust's obligations under certain circumstances, the risk of a Trust shareholder incurring any financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstance in which the Trust would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

      It is not contemplated that regular annual meetings of shareholders will be held. The Trust will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the shareholders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding in the aggregate shares of the Trust valued at $25,000 or more or holding 1% or more of the Trust's outstanding shares, whichever is less, that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Trust's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth in Section 16(c) of the Investment Company Act.

Tax Status of the Trust's Dividends and Distributions. The Federal tax treatment of the Trust's dividends and distributions to shareholders is explained in the Prospectus under the caption "Dividends, Distributions and Taxes." Under the Internal Revenue Code, the Trust must distribute by December 31 each year 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized from the prior November 1 through October 31 of that year or else pay an excise tax on the amounts not distributed. While it is presently anticipated that the Trust's distributions will meet those requirements, the Trust's Board and the Manager might determine in a particular year that it is in the best interest of the Trust's shareholders not to distribute income or capital gains at the mandated levels and to pay the excise tax on the undistributed amounts.

The Custodian and the Transfer Agent. The Custodian's responsibilities include safeguarding and controlling the Trusts' portfolio securities and handling the delivery of portfolio securities to and from the Trusts. The Manager has represented to the Trusts that its banking relationships with the Custodian have been and will continue to be unrelated to and unaffected by the relationships between the Trusts and the Custodian. It will be the practice of the Trusts to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager or its affiliates. Shareholder Services, Inc., the Transfer Agent, is responsible for maintaining each Trust's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

General Distributor's Agreement. Under the General Distributor's Agreement between each Trust and the Distributor, the Distributor acts as each Trust's principal underwriter in the continuous public offering of its shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the General Distributor's Agreement and the Service Plan), including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders, are borne by the Distributor.

Independent Auditors and Financial Statements. The independent auditors of the Trusts examine the Trusts' financial statements and perform other related audit services. They also act as auditors for the Manager and for OFI, the Manager's immediate parent, as well as for certain other funds advised by the Manager and OFI.

INDEPENDENT AUDITORS' REPORT
Centennial Money Market Trust


The Board of Trustees and Shareholders of Centennial Money Market Trust:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Centennial Money Market Trust as of June 30, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended June 30, 1997 and 1996, and the financial highlights for the period July 1, 1992 to June 30, 1997. These financial statements and financial highlights are the responsibility of the Trust's Management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Centennial Money Market Trust at June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


                                                      DELOITTE & TOUCHE LLP

                                                      Denver, Colorado
                                                      July 22, 1997

STATEMENT OF INVESTMENTS June 30, 1997
Centennial Money Market Trust

                                                                                Face                 Value
                                                                               Amount             See Note 1
                                                                            ------------        --------------
BANKERS' ACCEPTANCES-0.3%
BankBoston, N.A., 5.28%, 8/18/97  . . . . . . . . . . . . . . . . . . . .   $ 18,000,000        $   17,873,280
Barnett Banks, Inc., 5.59%, 11/25/97  . . . . . . . . . . . . . . . . . .     10,000,000             9,771,742
                                                                                                --------------
Total Bankers' Acceptances  . . . . . . . . . . . . . . . . . . . . . . .                           27,645,022
                                                                                                --------------

CERTIFICATES OF DEPOSIT-3.1%
DOMESTIC CERTIFICATES OF DEPOSIT-0.7%
LaSalle National Bank:
  5.46%, 7/1/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . .     20,000,000            20,000,000
  5.52%, 7/9/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . .     17,000,000            17,000,000
  5.67%, 10/17/97   . . . . . . . . . . . . . . . . . . . . . . . . . . .     25,000,000            25,000,000
                                                                                                --------------
                                                                                                    62,000,000
                                                                                                --------------
YANKEE CERTIFICATES OF DEPOSIT-2.4%
ABN Amro Bank, N.V., 5.49%, 7/11/97 . . . . . . . . . . . . . . . . . . .     35,000,000            35,000,191
Deutsche Bank AG, 5.55%, 7/3/97 . . . . . . . . . . . . . . . . . . . . .     10,000,000             9,999,952
Societe Generale:
  5.45%, 7/14/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     25,000,000            25,000,398
  5.68%, 8/21/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     18,000,000            18,000,206
  5.68%, 8/21/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     20,000,000            19,999,850
  5.72%, 10/21/97   . . . . . . . . . . . . . . . . . . . . . . . . . . .     30,000,000            29,969,410
  5.75%, 12/23/97   . . . . . . . . . . . . . . . . . . . . . . . . . . .     15,000,000            15,000,000
  5.75%, 12/23/97   . . . . . . . . . . . . . . . . . . . . . . . . . . .     10,000,000            10,000,000
  5.75%, 8/18/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15,000,000            15,000,000
  5.75%, 8/8/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15,000,000            15,000,000
  5.92%, 9/17/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     20,000,000            20,012,065
                                                                                                --------------
                                                                                                   212,982,072
                                                                                                --------------
Total Certificates of Deposit   . . . . . . . . . . . . . . . . . . . . .                          274,982,072
                                                                                                --------------
DIRECT BANK OBLIGATIONS-5.8%
Abbey National North America Corp.:
  5.275%, 8/21/97   . . . . . . . . . . . . . . . . . . . . . . . . . . .     20,000,000            19,850,542
  5.39%, 7/11/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     72,000,000            71,892,339

ABN Amro North America Finance, Inc.:
  5.28%, 7/23/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     50,000,000            49,835,611
  5.37%, 7/11/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     35,000,000            34,947,792
Bank One Dayton N.A., 5.70%, 11/3/97(1) . . . . . . . . . . . . . . . . .     15,000,000            14,997,187

BankBoston, N.A.:
  5.05%, 1/20/98  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15,000,000            15,000,000
  5.53%, 7/11/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15,000,000            15,000,000
  5.69%, 8/27/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     30,000,000            30,000,000
  5.69%, 8/29/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     40,000,000            40,000,000
  5.69%, 9/8/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15,000,000            15,000,000





                                                                               3


STATEMENT OF INVESTMENTS June 30, 1997 (Continued)
Centennial Money Market Trust

                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
DIRECT BANK OBLIGATIONS (CONTINUED)
Bankers Trust Co., New York:
  5.37%, 12/10/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 17,000,000        $   16,998,186
  5.60%, 11/26/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,993,026
  5.66%, 6/9/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            16,992,249
  5.70%, 10/17/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,999,126
  5.70%, 4/3/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,996,809
  5.71%, 4/15/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000             5,000,000
CoreStates Capital Corp., 5.608%, 12/18/97(1) . . . . . . . . . . . . . . . . . . . . . .         13,000,000            12,996,562

FCC National Bank:
  5.60%, 5/8/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,993,336
  5.63%, 8/21/97(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,999,595
Huntington National Bank, 5.53%, 7/9/97 . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            15,000,000

National Westminster Bank of Canada:
  5.38%, 7/2/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          7,000,000             6,998,954
  5.38%, 7/7/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,986,550

Societe Generale North America, Inc.:
  5.39%, 7/14/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,961,072
  5.61%, 9/2/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,852,737
Westdeutsche Landesbank Girozentrale, 5.58%, 12/22/97 . . . . . . . . . . . . . . . . . .         13,500,000            13,135,905
                                                                                                                    --------------
Total Direct Bank Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              528,427,578
                                                                                                                    --------------
LETTERS OF CREDIT-3.5%
Bank of America, guaranteeing commercial paper of Formosa Plastics Corp.
  USA-Series B, 5.57%, 10/27/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,543,569

Bank One, Cleveland, guaranteeing commercial paper of Capital One Funding Corp.:
  Series 1995F, 5.63%, 7/13/97(1)(2)  . . . . . . . . . . . . . . . . . . . . . . . . . .         10,496,000            10,496,000
  Series 1995F, 5.63%, 7/13/97(1)(2)  . . . . . . . . . . . . . . . . . . . . . . . . . .          8,750,000             8,750,000

Barclays Bank PLC, guaranteeing commercial paper of:
  Banco Bradesco SA-Grand Cayman Branch-Series A, 5.58%, 10/21/97   . . . . . . . . . . .         20,000,000            19,652,800
  Banco Bradesco SA-Grand Cayman Branch-Series A, 5.62%, 9/4/97   . . . . . . . . . . . .         20,000,000            19,797,056
  Banco Bradesco SA-Grand Cayman Branch-Series A, 5.65%, 12/1/97  . . . . . . . . . . . .          5,000,000             4,879,937
  Banco Bradesco SA-Grand Cayman Branch-Series B, 5.59%, 12/2/97  . . . . . . . . . . . .         22,000,000            21,473,919
  Banco Bradesco SA-Grand Cayman Branch-Series B, 5.62%, 12/3/97  . . . . . . . . . . . .          5,000,000             4,879,014
  Banco Nacionale de Mexico SA-Series B, 5.64%, 7/8/97  . . . . . . . . . . . . . . . . .         15,000,000            14,983,550
Bayerische Vereinsbank AG, guaranteeing commercial paper of
  Galicia Funding Corp.-Series B, 5.62%, 9/5/97(3)  . . . . . . . . . . . . . . . . . . .         10,000,000             9,896,967





4


STATEMENT OF INVESTMENTS June 30, 1997 (Continued)
Centennial Money Market Trust

                                                                                                    Face                 Value
                                                                                                   Amount              See Note 1
                                                                                                ------------         --------------
LETTERS OF CREDIT (CONTINUED)
Credit Suisse, guaranteeing commercial paper of:
  CEMEX, S.A. de C.V.-Series A, 5.31%, 8/18/97  . . . . . . . . . . . . . . . . . . . . .       $ 15,000,000        $   14,893,800
  COSCO (Cayman) Co., Ltd., 5.59%, 10/24/97   . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,821,431
  COSCO (Cayman) Co., Ltd., 5.62%, 8/19/97  . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,885,258
  Daewoo International Corp., 5.45%, 7/15/97  . . . . . . . . . . . . . . . . . . . . . .          9,000,000             8,980,925
  Daewoo International Corp., 5.60%, 9/9/97   . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,891,111
  Guangdon Enterprises Ltd., 5.67%, 8/19/97   . . . . . . . . . . . . . . . . . . . . . .          6,000,000             5,953,613
  Minmetals Capitals & Securities, Inc., 5.61%, 8/12/97   . . . . . . . . . . . . . . . .         10,000,000             9,934,550
  Pemex Capital, Inc.-Series B, 5.62%, 11/3/97  . . . . . . . . . . . . . . . . . . . . .          5,000,000             4,902,431

Societe Generale, guaranteeing commercial paper of:
  Banco Nacionale de Comercio Exterior, SNC-Series A, 5.61%, 11/25/97   . . . . . . . . .         30,000,000            29,312,775
  Banco Nacionale de Comercio Exterior, SNC-Series A, 5.61%, 12/1/97  . . . . . . . . . .         22,500,000            21,963,544
  Banco Nacionale de Comercio Exterior, SNC-Series B, 5.61%, 12/1/97  . . . . . . . . . .         10,000,000             9,761,575
  Girsa Funding Corp., 5.57%, 7/2/97(3)   . . . . . . . . . . . . . . . . . . . . . . . .          8,200,000             8,198,731
  Nacional Financiera SNC-Series A, 5.60%, 8/20/97  . . . . . . . . . . . . . . . . . . .         10,000,000             9,922,222
  Nacional Financiera SNC-Series A, 5.75%, 8/18/97  . . . . . . . . . . . . . . . . . . .         20,000,000            19,846,667
                                                                                                                    --------------
Total Letters of Credit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              317,621,445
                                                                                                                    --------------
SHORT-TERM Notes-81.4% AUTOMOTIVE-0.9% BMW US Capital Corp.:
  5.60%, 8/20/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,844,444
  5.60%, 8/25/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         65,740,000            65,177,558
                                                                                                                    --------------
                                                                                                                        85,022,002
                                                                                                                    --------------
BANK HOLDING COMPANIES-1.0%
Bankers Trust New York Corp., 5.39%, 7/9/97 . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,982,033
Barnett Banks, Inc., 5.70%, 7/7/97  . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,966,750
CoreStates Capital Corp., 5.61%, 7/14/97(1) . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            15,000,000
Morgan (J.P.) & Co., Inc., 5.38%, 7/9/97  . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,976,089
NationsBank Corp., 5.37%, 7/8/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9,000,000             8,990,602
                                                                                                                    --------------
                                                                                                                        93,915,474
                                                                                                                    --------------
BANKS-2.1%
BankBoston, N.A.:
  5.42%, 8/19/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            25,000,000
  5.69%, 9/4/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            30,000,000

Bankers Trust Co., New York:
  5.39%, 7/7/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50,000,000            49,955,083
  5.69%, 4/23/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,996,837





                                                                               5


STATEMENT OF INVESTMENTS June 30, 1997 (Continued)
Centennial Money Market Trust


                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
BANKS (CONTINUED)
FCC National Bank:
  5.62%, 2/20/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 15,000,000        $   14,995,294
  5.69%, 9/11/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            25,000,000
  5.87%, 11/10/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         32,000,000            32,008,127
                                                                                                                    --------------
                                                                                                                       186,955,341
                                                                                                                    --------------
BEVERAGES-1.2%
Coca-Cola Enterprises, Inc.:
  5.65%, 7/21/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,921,528
  5.66%, 7/24/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,927,678
  5.67%, 8/5/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,862,187
  5.68%, 7/14/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,979,489
  5.70%, 8/21/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,798,125
                                                                                                                     -------------
                                                                                                                       104,489,007
                                                                                                                     -------------
BROKER/DEALERS-16.3%
Bear Stearns Cos., Inc.:
  5.44%, 5/22/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18,000,000            18,000,000
  5.47%, 8/1/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            20,000,000
  5.60%, 8/20/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,805,556
  5.60%, 8/4/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,841,333
  5.61%, 8/27/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,689,112
  5.61%, 8/28/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,728,850
  5.61%, 9/22/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18,000,000            17,767,185
  5.62%, 9/11/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,719,000
  5.62%, 9/2/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,852,475
  5.62%, 9/4/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,746,319
  5.63%, 7/14/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         34,000,000            33,930,876
  5.64%, 10/6/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,468,117
  5.66%, 7/8/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         49,891,000            49,836,197
  5.668%, 4/3/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            15,000,000
  5.677%, 2/9/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            15,018,858
  5.75%, 4/1/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000            10,000,000

CS First Boston, Inc.:
  5.36%, 7/11/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18,000,000            17,973,200
  5.42%, 5/12/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            20,000,000
  5.43%, 6/2/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            20,000,000
  5.43%, 7/8/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,973,604
  5.60%, 8/28/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,774,444
  5.617%, 3/13/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            17,000,000





6


STATEMENT OF INVESTMENTS June 30, 1997 (Continued)
Centennial Money Market Trust


                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
BROKER/DEALERS (CONTINUED)
Dean Witter, Discover & Co., 5.888%, 9/29/97(1) . . . . . . . . . . . . . . . . . . . . .       $ 20,000,000        $   20,010,940
Goldman Sachs Group, L.P.:
  5.60%, 9/12/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,602,556
  5.61%, 9/10/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,612,754
  5.62%, 10/6/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,470,003
  5.62%, 9/4/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,644,847
  5.62%, 9/8/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,730,708
  5.78%, 9/22/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            30,000,000

Goldman Sachs Group, L.P., Promissory Nts.:
  5.844%, 10/10/97(2)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            15,000,000
  5.87%, 11/10/97(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            20,000,000
  5.88%, 12/12/97(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            35,000,000
  5.89%, 9/4/97(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            20,000,000

Lehman Brothers Holdings, Inc.:
  5.62%, 11/21/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         28,000,000            27,374,931
  5.63%, 8/22/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,918,678
  5.64%, 7/2/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,994,517
  5.64%, 9/10/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,777,533
  5.65%, 7/10/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,964,687
  5.65%, 7/7/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,976,458
  5.677%, 2/3/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            15,000,000
  5.771%, 6/18/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            35,106,786

Merrill Lynch & Co., Inc.:
  5.28%, 7/3/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,995,600
  5.36%, 7/2/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,996,239
  5.39%, 7/18/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,961,821
  5.40%, 7/11/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,970,000
  5.40%, 7/9/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,988,000
  5.58%, 10/15/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,671,400
  5.58%, 12/15/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         21,000,000            20,456,415
  5.59%, 12/1/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,524,850
  5.60%, 8/25/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,871,667
  5.60%, 8/29/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,862,333
  5.62%, 8/28/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,818,911
  5.62%, 9/3/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,800,178
  5.63%, 7/14/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         27,000,000            26,945,107
  5.648%, 1/8/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,997,449
  5.65%, 7/10/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,971,750
  5.68%, 10/24/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,998,425
  5.68%, 3/18/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,997,912





                                                                               7


STATEMENT OF INVESTMENTS June 30, 1997 (Continued)
Centennial Money Market Trust


                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
BROKER/DEALERS (CONTINUED)
Merrill Lynch & Co., Inc. (Continued)
  5.68%, 7/16/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 25,000,000        $   24,940,833
  5.685%, 5/26/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            16,997,720
  5.70%, 8/12/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         13,000,000            12,913,550
  5.70%, 9/19/97(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            20,000,000
  5.75%, 12/19/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,999,661
Morgan Stanley, Dean Witter, Discover & Co., 5.50%, 3/24/98 . . . . . . . . . . . . . . .         23,744,000            23,744,000
                                                                                                                    --------------
                                                                                                                     1,476,734,345
                                                                                                                    --------------
CHEMICALS-1.1%
Henkel Corp.:
  5.58%, 10/17/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         13,000,000            12,782,380
  5.58%, 10/23/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,558,250
  5.58%, 10/24/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,554,375
  5.61%, 9/11/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,887,800
  5.70%, 10/20/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         29,000,000            28,490,325
                                                                                                                    --------------
                                                                                                                       100,273,130
                                                                                                                    --------------
COMMERCIAL FINANCE-14.2% CIT Group Holdings, Inc.:
  5.58%, 11/20/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         70,000,000            69,980,400
  5.60%, 12/23/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,990,703
  5.60%, 5/22/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,978,936
  5.60%, 8/26/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         65,000,000            64,433,778
  5.625%, 9/17/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,996,126
  5.63%, 7/17/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,949,956
  5.764%, 3/11/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         11,000,000            11,000,000

Countrywide Home Loans:
  5.57%, 7/1/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50,000,000            50,000,000
  5.59%, 9/18/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,754,661
  5.60%, 8/13/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         40,000,000            39,732,444
  5.60%, 8/25/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         69,095,000            68,503,854
  5.61%, 8/27/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,822,350
  5.62%, 8/14/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,896,967
  5.62%, 8/28/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         40,000,000            39,637,822
  5.63%, 8/29/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         40,000,000            39,630,922
  5.63%, 9/4/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50,000,000            49,491,736

FINOVA Capital Corp.:
  5.30%, 7/14/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,961,217
  5.40%, 7/21/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,922,667
  5.43%, 7/10/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000             4,993,212





8


STATEMENT OF INVESTMENTS June 30, 1997 (Continued)
Centennial Money Market Trust


                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
COMMERCIAL FINANCE (CONTINUED)
  5.47%, 7/11/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 10,000,000        $    9,984,806
  5.47%, 7/16/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000             4,988,604
  5.61%, 10/16/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,749,888
  5.61%, 10/22/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,559,771
  5.61%, 10/30/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         55,000,000            53,962,929
  5.61%, 10/31/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,809,883
  5.61%, 11/21/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         12,000,000            11,732,590
  5.61%, 11/7/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000             4,899,488
  5.63%, 11/25/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,655,163
  5.63%, 8/21/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,840,483
  5.63%, 9/15/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000             4,940,572
  5.64%, 11/14/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,573,867
  5.64%, 9/8/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,783,800
  5.65%, 9/12/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,770,861
  5.65%, 9/4/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,744,965
  5.69%, 12/3/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         29,000,000            28,289,540
  5.72%, 8/15/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,821,250

Heller Financial, Inc.:
  5.71%, 10/1/97(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,998,488
  5.71%, 10/10/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,998,340
  5.72%, 8/27/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,728,300
  5.73%, 9/9/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,665,750
  5.74%, 11/13/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,461,875
  5.75%, 12/15/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,733,264
  5.75%, 7/16/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,964,063
  5.75%, 9/4/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,636,632
  5.75%, 9/8/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,779,583
  5.80%, 10/9/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         45,000,000            44,275,000
  5.80%, 12/22/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,018,833
  5.831%, 12/18/97(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            35,000,000
                                                                                                                    --------------
                                                                                                                     1,289,046,339
                                                                                                                    --------------
COMPUTER SOFTWARE-0.8%
First Data Corp.:
  5.58%, 12/16/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,088,600
  5.60%, 9/9/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         24,000,000            23,738,667
  5.605%, 1/27/98   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            16,444,171
                                                                                                                    --------------
                                                                                                                        74,271,438
                                                                                                                    --------------





                                                                               9


STATEMENT OF INVESTMENTS June 30, 1997 (Continued)
Centennial Money Market Trust


                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
CONGLOMERATES-1.0%
Mitsubishi International Corp.:
  5.55%, 7/3/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 68,850,000        $   68,828,771
  5.60%, 9/15/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000             4,940,889
  5.61%, 8/20/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,844,167
                                                                                                                    --------------
                                                                                                                        93,613,827
                                                                                                                    --------------
CONSUMER FINANCE-1.2%
Island Finance Puerto Rico, Inc.:
  5.60%, 9/15/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,881,778
  5.61%, 8/29/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            16,843,699
  5.61%, 9/2/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,803,650
  5.61%, 9/8/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000             4,946,238
  5.62%, 8/15/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,894,625

Sears Roebuck Acceptance Corp.:
  5.60%, 8/25/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,700,556
  6.20%, 7/1/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9,000,000             9,000,000
                                                                                                                    --------------
                                                                                                                       110,070,546
                                                                                                                    --------------
DIVERSIFIED FINANCIAL-10.4%
Associates Corp. of North America, 5.65%, 7/14/97 . . . . . . . . . . . . . . . . . . . .         35,000,000            34,928,590
Ford Motor Credit Corp.:
  5.57%, 10/15/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         75,000,000            73,769,958
  5.57%, 10/30/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50,000,000            49,063,931
  5.57%, 11/20/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         42,500,000            41,566,251
  5.58%, 12/8/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,256,000

General Electric Capital Corp.:
  5.37%, 7/10/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         40,000,000            39,946,300
  5.40%, 7/8/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,989,500
  5.57%, 11/20/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,340,883
  5.57%, 11/28/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,419,792
  5.58%, 11/3/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,515,625
  5.59%, 9/15/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,704,972
  5.60%, 9/10/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,613,444
  5.75%, 7/2/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50,000,000            49,992,014

General Electric Capital Services:
  5.36%, 7/16/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18,000,000            17,959,800
  5.57%, 11/24/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50,000,000            48,870,528

General Motors Acceptance Corp.:
  5.31%, 8/6/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         64,000,000            63,659,750
  5.41%, 7/15/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            16,964,234
  5.45%, 7/14/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18,000,000            17,964,575
  5.60%, 7/29/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,847,556
  5.61%, 12/22/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         23,000,000            22,376,355





10


STATEMENT OF INVESTMENTS JUNE 30, 1997 (Continued)
Centennial Money Market Trust


                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
DIVERSIFIED FINANCIAL (CONTINUED)
  5.63%, 12/8/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $  6,340,000        $    6,181,359
  5.70%, 12/9/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50,000,000            48,725,417
  5.73%, 11/18/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         27,000,000            26,398,350
  5.73%, 11/24/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            16,604,948
  5.75%, 4/21/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,987,616
  6.25%, 7/1/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         46,000,000            46,000,000
Household Finance Corp., 5.59%, 9/15/97 . . . . . . . . . . . . . . . . . . . . . . . . .         50,000,000            49,409,944
Prudential Funding Corp., 5.685%, 5/5/98(1) . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,992,873
                                                                                                                    --------------
                                                                                                                       947,050,565
                                                                                                                    --------------
DRUG WHOLESALERS-0.4%
Glaxo Wellcome PLC, 5.60%, 9/11/97  . . . . . . . . . . . . . . . . . . . . . . . . . . .         38,000,000            37,574,400
                                                                                                                    --------------

ELECTRONICS-0.8%
Avnet, Inc., 5.66%, 8/8/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,940,256
Mitsubishi Electric Finance America, Inc.:
  5.63%, 8/20/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,804,514
  5.63%, 9/3/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000             4,949,956
  5.66%, 8/6/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,915,000
  5.67%, 7/23/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000             4,982,675
  5.68%, 8/13/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9,000,000             8,938,940
                                                                                                                    --------------
                                                                                                                        68,531,341
                                                                                                                    --------------
HEALTHCARE/SUPPLIES & SERVICES-1.6% AC Acquisition Holding Co.:
  5.61%, 8/15/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,824,688
  5.61%, 8/22/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18,000,000            17,854,140

American Home Products Corp.:
  5.62%, 9/10/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,667,483
  5.62%, 9/8/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         45,000,000            44,515,275
  5.63%, 9/4/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,745,868
                                                                                                                    --------------
                                                                                                                       141,607,454
                                                                                                                    --------------
INDUSTRIAL SERVICES-1.1%
Atlas Copco AB, 5.625%, 8/25/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000             4,957,031
PHH Corp.:
  5.658%, 1/27/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50,000,000            49,991,076
  5.658%, 1/27/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         27,000,000            26,996,927
  5.698%, 1/15/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            16,999,102
                                                                                                                    --------------
                                                                                                                        98,944,136
                                                                                                                    --------------





                                                                              11


STATEMENT OF INVESTMENTS JUNE 30, 1997 (Continued)
Centennial Money Market Trust


                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
INSURANCE-6.7%
Allstate Life Insurance Co., 5.691%, 7/1/97(1)  . . . . . . . . . . . . . . . . . . . . .       $ 40,000,000         $  40,000,000
General American Life Insurance Co., 5.89%, 7/1/97(1) . . . . . . . . . . . . . . . . . .         50,000,000            50,000,000
Jackson National Life Insurance Co.:
  5.71%, 3/1/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         40,000,000            40,000,000
  5.711%, 8/1/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            30,000,000
Pacific Mutual Life Insurance Co., 5.756%, 7/21/97(1)(2)  . . . . . . . . . . . . . . . .         60,000,000            60,000,000
Protective Life Insurance Co.:
  5.751%, 11/25/97(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            25,000,000
  5.751%, 4/1/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            15,000,000
  5.841%, 7/21/97(1)(2)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000            10,000,000
Prudential Life Insurance Co., 5.773%, 1/31/00(1) . . . . . . . . . . . . . . . . . . . .        140,000,000           140,000,000
Transamerica Life Insurance & Annuity Co.:
  5.687%, 5/15/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         40,000,000            40,000,000
  5.691%, 10/15/97(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50,000,000            50,000,000
  5.691%, 9/30/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            30,000,000
  5.735%, 3/22/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         43,000,000            43,000,000
Transamerica Occidental Corp., 5.691%, 9/29/97(1) . . . . . . . . . . . . . . . . . . . .         30,000,000            30,000,000
                                                                                                                    --------------
                                                                                                                       603,000,000
                                                                                                                    --------------
LEASING & FACTORING-1.9%
American Honda Finance Corp.:
  5.62%, 7/31/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         55,000,000            54,742,417
  5.65%, 7/28/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,915,250
  5.65%, 8/4/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,866,597
  5.812%, 6/16/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            15,000,000

International Lease Finance Corp.:
  5.27%, 7/17/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            16,960,182
  5.27%, 7/21/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,926,806
The Hertz Corp., 5.60%, 9/2/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            16,833,400
                                                                                                                    --------------
                                                                                                                       173,244,652
                                                                                                                    --------------
METALS/MINING-0.3% RTZ America, Inc.:
  5.57%, 12/22/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         14,000,000            13,623,097
  5.58%, 12/19/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            16,549,415
                                                                                                                    --------------
                                                                                                                        30,172,512
                                                                                                                    --------------





12


STATEMENT OF INVESTMENTS JUNE 30, 1997 (Continued)
Centennial Money Market Trust


                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
NONDURABLE HOUSEHOLD GOODS-0.9%
Avon Capital Corp.:
  5.63%, 9/11/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $  8,000,000        $    7,909,920
  5.63%, 9/29/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9,000,000             8,873,325
  5.63%, 9/8/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8,500,000             8,408,278
  5.64%, 8/28/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,909,133
Newell Co.:
  5.60%, 10/17/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,664,000
  5.60%, 9/19/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,688,889
                                                                                                                    --------------
                                                                                                                        79,453,545
                                                                                                                    --------------
OIL-INTEGRATED-0.4%
Repsol International Finance BV:
  5.39%, 7/15/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         11,000,000            10,976,943
  5.60%, 12/9/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         24,000,000            23,398,933
                                                                                                                    --------------
                                                                                                                        34,375,876
                                                                                                                    --------------
SAVINGS & LOANS-1.9%
First Bank FSB, 5.658%, 8/29/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,999,606
Great Western Bank FSB:
  5.60%, 8/21/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,801,667
  5.61%, 9/12/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,772,483
  5.61%, 9/17/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,817,675
  5.61%, 9/19/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,688,333
  5.62%, 9/11/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         40,000,000            39,550,700
Household Bank FSB., 5.71%, 9/19/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            25,000,000
                                                                                                                    --------------
                                                                                                                       173,630,464
                                                                                                                    --------------
SPECIAL PURPOSE FINANCIAL-15.2%
Asset Backed Capital Finance, Inc.:
  5.60%, 11/17/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000             4,891,889
  5.60%, 12/26/97(1)(2)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         40,000,000            39,987,424
  5.65%, 9/8/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         11,510,000            11,385,356
  5.66%, 3/16/98(1)(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,995,248
  5.66%, 8/1/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         48,000,000            47,766,053
  5.68%, 7/22/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,900,600
  5.687%, 12/15/97(1)(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,994,313
  5.70%, 8/22/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,794,167





                                                                              13


STATEMENT OF INVESTMENTS JUNE 30, 1997 (Continued)
Centennial Money Market Trust


                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
SPECIAL PURPOSE FINANCIAL (CONTINUED)
Asset Backed Securities Investment Trust-Series 1997A, 5.738% 2/16/98(1)(2) . . . . . . .       $ 20,000,000        $   19,998,751
Asset Securitization Cooperative Corp.:
  5.59%, 12/3/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,759,319
  5.60%, 9/18/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         21,000,000            20,741,933
  5.62%, 9/5/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50,000,000            49,484,833
  5.62%, 9/8/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,676,850
  5.63%, 8/1/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,927,279
Beta Finance, Inc.:
  5.61%, 9/5/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         19,000,000            18,804,585
  5.62%, 9/26/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         14,500,000            14,303,066
  5.62%, 9/8/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         46,000,000            45,504,848
  5.65%, 7/11/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         23,000,000            22,963,903
Corporate Asset Funding Co., Inc.:
  5.60%, 12/12/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          7,000,000             6,821,422
  5.60%, 8/25/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,700,556
CXC, Inc.:
  5.58%, 9/26/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,595,450
  5.59%, 9/8/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,625,004
  5.61%, 9/10/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,668,075
  5.62%, 7/3/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         40,000,000            39,987,511
  5.62%, 8/15/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18,000,000            17,873,550
  5.62%, 9/3/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,750,222
  5.63%, 7/7/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,966,000            10,955,710
  5.63%, 7/9/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,962,467
  5.67%, 8/14/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         32,000,000            31,779,768
Enterprise Funding Corp.:
  5.61%, 8/11/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,904,163
  5.62%, 7/14/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         11,364,000            11,340,937
  5.65%, 7/16/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            16,959,979
  5.67%, 8/15/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         21,482,000            21,329,746
  5.67%, 8/18/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,886,600
Falcon Asset Securitization Corp., 5.60%, 7/28/97(3)  . . . . . . . . . . . . . . . . . .         50,000,000            49,790,000
New Center Asset Trust, 5.27%, 7/28/97  . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,901,188
Preferred Receivables Funding Corp.:
  5.58%, 10/16/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,751,225
  5.60%, 11/18/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         14,000,000            13,695,111
  5.60%, 9/8/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         36,800,000            36,405,013
  5.65%, 12/8/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,497,778





14


STATEMENT OF INVESTMENTS JUNE 30, 1997 (Continued)
Centennial Money Market Trust


                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
SPECIAL PURPOSE FINANCIAL (CONTINUED)
Providian Mastertrust 1993-3:
  5.61%, 9/10/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 24,500,000        $   24,228,928
  5.62%, 9/11/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         11,000,000            10,876,360
Racers Series 1996-MM-12-3, 5.687%, 12/15/97(1)(2)  . . . . . . . . . . . . . . . . . . .         25,000,000            25,000,000
Racers Series 1997-MM-1-1, 5.687%, 1/15/98(1)(2)  . . . . . . . . . . . . . . . . . . . .         38,000,000            37,991,827
Sigma Finance, Inc.:
  5.40%, 7/21/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,955,000
  5.59%, 7/28/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,937,113
  5.60%, 10/15/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         13,500,000            13,277,400
  5.60%, 11/17/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6,000,000             5,870,267
  5.61%, 8/29/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,862,088
  5.62%, 9/10/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,600,000            15,427,091
  5.63%, 9/5/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,793,567
  5.64%, 8/28/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         40,000,000            39,636,533
  5.64%, 9/3/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9,000,000             8,909,760
  5.65%, 12/15/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         13,000,000            12,659,274
  5.68%, 7/25/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18,000,000            17,931,840
  5.69%, 11/26/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,532,156
  5.70%, 8/19/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,844,833
SMM Trust 1996-B, 5.738%, 8/4/97(1)(2)  . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            20,000,000
SMM Trust 1997-I, 5.687%, 5/29/98(1)(2) . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            30,000,000
Tiers Series DCMT 1996-A, 5.717%, 10/15/97(1)(2)  . . . . . . . . . . . . . . . . . . . .         25,000,000            25,000,000
                                                                                                                    --------------
                                                                                                                     1,374,795,929
                                                                                                                    --------------
Total Short-Term Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            7,376,772,323
                                                                                                                    --------------

U.S. GOVERNMENT AGENCIES-0.9%
Federal Home Loan Bank, 5.67%, 8/1/97(1)  . . . . . . . . . . . . . . . . . . . . . . . .         60,000,000            59,995,504
Student Loan Marketing Assn., 5.82%, 1/23/98  . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,998,307
                                                                                                                    --------------
Total U.S. Government Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               79,993,811
                                                                                                                    --------------





                                                                              15


STATEMENT OF INVESTMENTS JUNE 30, 1997 (Continued)
Centennial Money Market Trust


                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
FOREIGN GOVERNMENT OBLIGATIONS-1.9%
Bayerische Landesbank Girozentrale, 5.80%, 7/29/97(1) . . . . . . . . . . . . . . . . . .       $ 30,000,000        $   30,000,000
Swedish Export Credit Corp., 5.36%, 7/9/97  . . . . . . . . . . . . . . . . . . . . . . .         45,000,000            44,946,400
Westdeutsche Landesbank Girozentrale, 5.60%, 9/11/97  . . . . . . . . . . . . . . . . . .         50,000,000            49,440,000
Westdeutsche Landesbank Girozentrale, 5.61%, 8/29/97  . . . . . . . . . . . . . . . . . .         25,000,000            24,770,146
Westdeutsche Landesbank Girozentrale, guaranteeing commercial paper of:
  Unibanco-Uniao de Brancos Brasileiros S.A.-Grand Cayman-Series A, 5.61%, 9/8/97   . . .         25,000,000            24,731,187
                                                                                                                    --------------
Total Foreign Government Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . .                              173,887,733
                                                                                                                    --------------
Total Investments, at Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               96.9%        8,779,329,984
                                                                                                      ------        --------------
Other Assets Net of Liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                3.1           283,636,897
                                                                                                      ------        --------------
Net Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              100.0%       $9,062,966,881
                                                                                                      ======        ==============


Short-term notes, bankers' acceptances, direct bank obligations and letters of credit are generally traded on a discount basis; the interest rate is the discount rate received by the Trust at the time of purchase. Other securities normally bear interest at the rates shown.

1. Floating or variable rate obligation. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on June 30, 1997. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

2. Restricted securities which are considered illiquid, by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale, amount to $427,213,563, or 4.71% of the Trust's net assets. The Trust may not invest more than 10% of its net assets (determined at the time of purchase) in illiquid securities.

3. Restricted securities, including those issued in exempt transactions without registration under the Securities Act of 1933 (the Act), amounting to $1,476,842,989, or 16.30% of the Trust's net assets, have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.




See accompanying Notes to Financial Statements.





16


STATEMENT OF ASSETS AND LIABILITIES June 30, 1997 Centennial Money Market Trust


ASSETS:
Investments, at value-see accompanying statement  . . . . . . . . . . . . . . . . . . . . . . . . . .         $8,779,329,984
Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                794,723
Receivables:
   Shares of beneficial interest sold   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            373,361,415
   Interest   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             24,187,765
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 80,687
                                                                                                              --------------
   Total assets   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9,177,754,574
                                                                                                              --------------

LIABILITIES:
Payables and other liabilities:
   Shares of beneficial interest redeemed   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             99,776,201
   Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             13,441,882
   Service plan fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                530,348
   Trustees' fees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  4,008
   Other  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,035,254
                                                                                                              --------------
     Total liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            114,787,693
                                                                                                              --------------

NET ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $9,062,966,881
                                                                                                              ==============

COMPOSITION OF NET ASSETS:
Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $9,062,904,841
Accumulated net realized gain on investment transactions  . . . . . . . . . . . . . . . . . . . . . .                 62,040
                                                                                                              --------------

NET ASSETS-applicable to 9,062,904,841 shares of beneficial
   interest outstanding   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $9,062,966,881
                                                                                                              ==============

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE  . . . . . . . . . . . . . . . . . . .                  $1.00


See accompanying Notes to Financial Statements.





                                                                              17


STATEMENT OF OPERATIONS For the Year Ended June 30, 1997
Centennial Money Market Trust

INVESTMENT INCOME-interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $443,824,705
                                                                                                 ------------

EXPENSES:
Management fees-Note 3  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          32,755,568
Service plan fees-Note 3  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          16,003,021
Transfer and shareholder servicing agent fees-Note 3  . . . . . . . . . . . . . . . . . .           5,938,571
Registration and filing fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2,077,649
Custodian fees and expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             812,579
Shareholder reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             774,249
Legal and auditing fees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              75,976
Tustees' fees and expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              44,237
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              64,846
                                                                                                 ------------

   Total expenses   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          58,546,696
                                                                                                 ------------
Less assumption of expenses by Centennial Asset Management Corp.    . . . . . . . . . . .          (4,890,123)
                                                                                                 ------------
Net Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          53,656,573
                                                                                                 ------------
NET INVESTMENT INCOME . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         390,168,132
NET REALIZED GAIN ON INVESTMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .              12,890
                                                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  . . . . . . . . . . . . . . . . . .        $390,181,022
                                                                                                 ============

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       Year Ended June 30,
                                                                              --------------------------------------
                                                                                   1997                     1996
                                                                              --------------          --------------
OPERATIONS:
Net investment income . . . . . . . . . . . . . . . . . . . . . . . .         $  390,168,132          $  303,412,547
Net realized gain . . . . . . . . . . . . . . . . . . . . . . . . . .                 12,890                 265,465
                                                                              --------------          --------------
Net increase in net assets resulting from operations  . . . . . . . .            390,181,022             303,678,012

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS . . . . . . . . . . . . .           (390,443,351)           (303,849,237)
BENEFICIAL INTEREST TRANSACTIONS:
Net increase in net assets resulting from beneficial interest
  transactions-Note 2   . . . . . . . . . . . . . . . . . . . . . . .          2,310,345,177           1,940,862,519
                                                                              --------------          --------------
NET ASSETS:
Total increase  . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,310,082,848           1,940,691,294
Beginning of period . . . . . . . . . . . . . . . . . . . . . . . . .          6,752,884,033           4,812,192,739
                                                                              --------------           -------------
End of period   . . . . . . . . . . . . . . . . . . . . . . . . . . .         $9,062,966,881          $6,752,884,033
                                                                              ==============          ==============


See accompanying Notes to Financial Statements.





18


\FINANCIAL HIGHLIGHTS
Centennial Money Market Trust

                                                                                  Year Ended June 30,
                                                             --------------------------------------------------------
                                                              1997         1996        1995         1994        1993
                                                             -----         ----        ----         ----        -----
PER SHARE OPERATING DATA:
Net asset value, beginning
  of period   . . . . . . . . . . . . . . . . . . . .         $1.00       $1.00        $1.00        $1.00      $1.00
Income from investment
  operations-net investment
  income and net realized gain  . . . . . . . . . . .           .05         .05          .05          .03        .03
Dividends and distributions to shareholders . . . . .          (.05)       (.05)        (.05)        (.03)      (.03)
                                                               ----        ----         ----         ----       ----
Net asset value, end of period  . . . . . . . . . . .         $1.00       $1.00        $1.00        $1.00      $1.00
                                                              =====       =====        =====        =====      =====
TOTAL RETURN, AT
  NET ASSET VALUE(1)  . . . . . . . . . . . . . . . .         4.97%       5.11%        5.21%        2.82%      2.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) . . . . . . .        $9,063      $6,753       $4,812       $2,559     $1,991
Average net assets (in millions)  . . . . . . . . . .        $8,033      $6,077       $3,342       $2,346     $1,701
Ratios to average net assets:
Net investment income   . . . . . . . . . . . . . . .         4.86%       4.99%        5.01%        2.84%      2.82%
Expenses, before voluntary
  assumption by the Manager   . . . . . . . . . . . .         0.73%       0.74%        0.77%        0.81%      0.83%
Expenses, net of voluntary
  assumption by the Manager   . . . . . . . . . . . .         0.67%       0.69%        0.73%        0.76%      0.78%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only.

See accompanying Notes to Financial Statements.





                                                                              19


NOTES TO FINANCIAL STATEMENTS
Centennial Money Market Trust

1. SIGNIFICANT ACCOUNTING POLICIES

Centennial Money Market Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust's investment objective is to seek the maximum current income that is consistent with low capital risk and the maintenance of liquidity. The Trust seeks to achieve this objective by investing in "money market" securities meeting specified quality standards. The Trust's investment adviser is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

Investment Valuation-Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Repurchase Agreements-The Trust requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Trust may be delayed or limited.

Federal Taxes-The Trust intends to continue to comply with provisions of the Internal Revenue code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

Distributions to Shareholders-The Trust intends to declare dividends from net investment income each day the New York stock Exchange is open for business and pay such dividends monthly. To effect its policy of maintaining a net asset value of $1.00 per share, the Trust may withhold dividends or make distributions of net realized gains.

Other-Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.





20


NOTES TO FINANCIAL STATEMENTS (Continued)
Centennial Money Market Trust


2. SHARES OF BENEFICIAL INTEREST

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                       Year Ended June 30, 1997                   Year Ended June 30, 1996
                                  ------------------------------------     -------------------------------------
                                       Shares               Amount             Shares                 Amount
                                  ---------------      ---------------     --------------       ----------------
Sold . . . . . . . . . . . . .    27,792,751,077      $ 27,792,751,077     21,158,638,888       $ 21,158,638,888
Dividends and distributions
  reinvested . . . . . . . . .       378,092,268           378,092,268        297,883,433            297,883,433
Redeemed . . . . . . . . . . .   (25,860,498,168)      (25,860,498,168)   (19,515,659,802)       (19,515,659,802)
                                 ---------------      ----------------    ---------------       ----------------
  Net increase . . . . . . . .     2,310,345,177      $  2,310,345,177      1,940,862,519       $  1,940,862,519
                                 ===============      ================    ===============       ================


3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; and 0.40% on net assets in excess of $1 billion. The Manager has agreed to reimburse the Trust if aggregate expenses (with specified exceptions) exceed the lesser of 1.5% of the first $30 million of average annual net assets of the trust, plus 1% of average annual net assets in excess of $30 million; or 25% of the total annual investment income of the Trust.

Independently of the investment advisory agreement, the Manager has voluntarily agreed to waive a portion of the management fee otherwise payable to it by the Trust to the extent necessary to: (a) permit the Trust to have a seven-day yield equal to that of Daily Cash Accumulation Fund, Inc., and (b) to reduce, on an annual basis, the management fee paid on the average net assets of the Trust in excess of $1 billion from 0.40% to: 0.40% of average net assets in excess of $1 billion but less than $1.25 billion; 0.375% of average net assets in excess of $1.25 billion but less than $1.50 billion; 0.35% of average net assets in excess of $1.50 billion but less than $2 billion; and 0.325% of average net assets in excess of $2 billion. This undertaking became effective as of December 1, 1991, and may be modified or terminated by the Manager at any time.





                                                                              21


NOTES TO FINANCIAL STATEMENTS (Continued)
Centennial Money Market Trust


Shareholder Services, Inc. (SSI), a subsidiary of OFI, is the transfer and shareholder servicing agent for the Trust, and for other registered investment companies. SSI's total costs of providing such services are allocated ratably to these companies.

Under an approved service plan, the Trust may expend up to 0.20% of its net assets annually to reimburse certain securities dealers and other financial institutions and organizations for costs incurred in distributing Trust shares.

                                  Exhibit A

                       DESCRIPTION OF SECURITIES RATINGS

Below is a description of the two highest rating categories for Short Term Debt and Long Term Debt by the "Nationally-Recognized Statistical Rating Organizations" which the Manager evaluates in purchasing securities on behalf of the Trust. The ratings descriptions are based on information supplied by the ratings organizations to subscribers.

Short Term Debt Ratings.

Moody's Investors Service, Inc. ("Moody's"): The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

Prime-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG". These rating categories are as follows:

MIG1/VMIG1:    Best quality.  There is present strong  protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG2/VMIG2:    High quality.  Margins of protection are ample although not so large as in the preceding group.

Standard & Poor's Corporation ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1".

S&P's ratings for Municipal Notes due in three years or less are:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2:  Satisfactory capacity to pay principal and interest.

   S&P assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. With short-term demand debt, S&P's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A-1+").

Fitch Investors Service, Inc. ("Fitch"): Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

Duff & Phelps, Inc. ("Duff & Phelps"): The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

IBCA Limited or its affiliate IBCA Inc. ("IBCA"): Short-term ratings, including commercial paper (with maturities up to 12 months), are as follows:

A1:   Obligations supported by the highest capacity for timely repayment.

A1: Obligations supported by a very strong capacity for timely repayment.

A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

Thomson BankWatch, Inc. ("TBW"): The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.

TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

TBW-2:The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

Long Term Debt Ratings. These ratings are relevant for securities purchased by the Trust with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations.

Moody's:  Bonds (including municipal bonds) are rated as follows:

Aaa: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.

Aa: Judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

Moody's applies numerical modifiers "1", "2" and "3" in its "Aa" rating classification. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's:  Bonds (including municipal bonds) are rated as follows:

AAA: The highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: A strong capacity to pay interest and repay principal and differ from "AAA" rated issues only in small degree.

Fitch:

AAA: Considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

Duff & Phelps:

AAA: The highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.
        Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

IBCA: Long-term obligations (with maturities of more than 12 months) are rated as follows:

AAA: The lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risk significantly.

AA: A very low expectation for investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

A plus (+) or minus (-) sign may be appended to a long term rating to denote relative status within a rating category.

TBW: TBW issues the following ratings for companies. These ratings assess the likelihood of receiving payment of principal and interest on a timely basis and incorporate TBW's opinion as to the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.

A: Possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

A/B: The company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

                                  Exhibit B

                      CORPORATE INDUSTRY CLASSIFICATIONS


Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable  Television
Chemicals
Commercial  Finance
Computer  Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified  Financial
Diversified  Media
Drug Stores
Drug  Wholesalers
Durable  Household  Goods
Education
Electric  Utilities
Electrical  Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental

Food
Gas Utilities
Gold
Health  Care/Drugs
Health  Care/Supplies  & Services
Homebuilders/Real  Estate
Hotel/Gaming
Industrial Services
Information  Technology
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable  Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings  & Loans
Shipping
Special  Purpose  Financial
Specialty  Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking
Wireless Services

                                   Exhibit C

                     AUTOMATIC WITHDRAWAL PLAN PROVISIONS

By requesting an Automatic Withdrawal Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and elsewhere in the Application for such Plans, and the Prospectus and this Statement of Additional Information as they may be amended from time to time by the Trust and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

      Trust shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and distributions followed by shares acquired with a sales charge will be redeemed to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made to shareholders under such plans should not be considered as a yield or income on investment. Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges on purchases when made. Accordingly, a shareholder may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases.

   1. Shareholder Services, Inc., the Transfer Agent of the Trust, will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent.

   2. Certificates will not be issued for shares of the Trust purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Trust. Any share certificates now held by the Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan. Those shares will be carried on the Planholder's Plan Statement.

   3. Distributions of capital gains must be reinvested in shares of the Trust, which will be done at net asset value without a sales charge. Dividends may be paid in cash or reinvested.

   4. Redemptions of shares in connection with disbursement payments will be made at the net asset value per share determined on the redemption date.

   5. Checks or ACH payments will be transmitted three business days prior to the date selected for receipt of the monthly or quarterly payment (the date of receipt is approximate), according to the choice specified in writing by the Planholder.

   6. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed at any time by the Planholder on written notification to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification before the requested change can be put in effect.

   7. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then current Prospectus of the Trust) to redeem all, or any part of, the shares held under the Plan. In such case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Trust's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

   8. The Plan may, at any time, be terminated by the Planholder on written notice to the Transfer Agent, or by the Transfer Agent upon receiving directions to that effect from the Trust. The Transfer Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Transfer Agent or the Trust, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

   9. For purposes of using shares held under the Plan as collateral, the Planholder may request issuance of a portion of his shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares as to which a certificate may be issued, so as not to cause the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. Should such uncertificated shares become exhausted, Plan withdrawals will terminate.

   10. The Transfer Agent shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith.

   11. In the event that the Transfer Agent shall cease to act as transfer agent for the Trust, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

Investment Advisor and Distributor
Centennial Asset Management Corporation
6803 South Tucson Way
Englewood, Colorado 80112

Sub-Distributor
OppenheimerFunds Distributor, Inc.
PO Box 5254
Denver, Colorado 80217

Transfer Agent and Shareholder Servicing Agent
Shareholder Services, Inc.
P.O. Box 5143
Denver, Colorado 80217
1-800-525-9310

Custodian
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202
















PXO150.001.1097

DAILY CASH ACCUMULATION FUND, INC.

                     Supplement dated August 14, 1997 to the
                         Prospectus dated April 25, 1997


This Supplement to the Prospectus replaces the Supplement dated May 1, 1997 and changes the Prospectus as follows:

1. The following paragraphs are added on page 9 at the end of "How the Fund is Managed":

      The Board of Directors of the Fund has determined that it is in the best interest of the Fund's shareholders that the Fund reorganize with and into Centennial Money Market Trust. The Board of Directors unanimously approved the terms of an Agreement and Plan of Reorganization to be entered into between these funds (the "Reorganization Plan") and the transactions contemplated (the transactions are referred to as the "Reorganization"). The Board of Directors further determined that the Reorganization should be submitted to the Fund's shareholders for approval, and recommended that shareholders approve the Reorganization.

      Pursuant to the Reorganization Plan, (i) substantially all of the assets of the Fund would be exchanged for shares of Centennial Money Market Trust, (ii) these shares of Centennial Money Market Trust would be distributed to the shareholders of the Fund, (iii) the Fund would be liquidated, and (iv) the Fund would be dissolved and, in connection with the dissolution, the outstanding shares of the Fund would be canceled. It is expected that the Reorganization will be tax-free pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and the Fund will request an opinion from the Fund's independent auditors to that effect.

      A meeting of the shareholders has been scheduled for November 18, 1997 to vote on the Reorganization. Approval of the Reorganization requires the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote thereon. There is no assurance that the Fund's shareholders will approve the Reorganization. Details about the Reorganization will be contained in a proxy statement and other soliciting materials to be sent to the Fund's shareholders of record as of September 19, 1997. Persons who become shareholders of the Fund after the record date for the shareholder meeting will not be entitled to vote on the Reorganization.
                                                                       Continued

2. In "Exchange Privilege" under "Exchanges of Shares" on page 15, the fourth sentence of the third paragraph is replaced by the following:

The redemption proceeds of shares of the Fund acquired by exchange of Class A shares of an Eligible Fund purchased subject to a CDSC, that are redeemed within 12 months of the end of the calendar month of the initial purchase of the exchanged shares (18 months for shares purchased prior to May 1, 1997), will be subject to the CDSC as described in the prospectus of that other Eligible Fund.

3. The section captioned "Exchanges of Shares" is revised by adding the following after the sub-section captioned "Telephone Instructions" on page 16:

Shareholder Transactions by Fax. Beginning May 30, 1997, requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.



August 14, 1997                                                      PS0140.002

Daily Cash Accumulation Fund, Inc.

Prospectus dated April 25, 1997

Daily Cash Accumulation Fund, Inc. is a no-load "money market" mutual fund that seeks the maximum current income that is consistent with low capital risk and the maintenance of liquidity. The Fund seeks to achieve this objective by investing in "money market" securities meeting specified quality standards.

     An investment in the Fund is neither insured nor guaranteed by the U.S. Government. While the Fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that the Fund will be able to do so. See "Investment Objective and Policies."

         Shares of the Fund may be purchased directly from dealers having sales agreements with the Fund's Distributor and also are offered to participants in Automatic Purchase and Redemption Programs (the "Programs") established by certain brokerage firms with which the Fund's Distributor has entered into agreements for that purpose. See "How to Buy Shares," below for more details. Program participants should also read the description of the Program provided by their broker.

         This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the April 25, 1997 Statement of Additional Information. For a free copy, call Shareholder Services, Inc., the Fund's Transfer Agent, at 1-800-525-9310 or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the F.D.I.C. or any other agency and involve investment risks including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

                  ABOUT THE FUND

                  Expenses
                  Financial Highlights
                  Investment Objective and Policies
                  How the Fund Is Managed
                  Performance of the Fund

                  ABOUT YOUR ACCOUNT

                  How to Buy Shares
                      Purchases Through Automatic Purchase and Redemption
                      Programs
                      Direct Purchases
                           Payment by Check
                           Payment by Federal Funds Wire
                           Guaranteed Payment
                           Automatic Investment Plan
                      General
                      Service Plan

                  How to Sell Shares

                      Program Participants
                      Shares of the Fund Owned Directly
                           Regular Redemption Procedure
                           Expedited Redemption Procedure
                           Check Writing
                           Telephone Redemptions
                           Automatic Withdrawal Plan
                           General Information on Redemptions
                           Distributions from Retirement Plans

                  Exchanges of Shares
                  Retirement Plans
                  Dividends, Distributions and Taxes

ABOUT THE FUND

Expenses

The following tables set forth the fees that an investor in the Fund might pay and the expenses paid by the Fund during the Fund's fiscal year ended December 31, 1996.

         o  Shareholder Transaction Expenses

Maximum Sales Charge on Purchases
     (as a % of Offering price)                               None
-------------------------------------------------------------------
Maximum Sales Charge on Reinvested Dividends                  None
-------------------------------------------------------------------
Redemption Fee                                                None(1)
-------------------------------------------------------------------
Exchange Fee                                                  None

(1) There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by check.

         o  Annual Fund Operating Expenses
(as a percentage of average annual net assets)

Management Fees (after expense assumption)                    0.36%
-------------------------------------------------------------------
12b-1 Service Plan Fees                                       0.20%
-------------------------------------------------------------------
Other Expenses                                                0.11%
-------------------------------------------------------------------
Total Fund Operating Expenses
(after expense assumption)                                   0.67%

         The purpose of these tables is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly (shareholder transaction expenses) and indirectly (annual fund operating expenses). "Other Expenses" includes such expenses as custodial and transfer agent fees and audit, legal and other business operating expenses, but excludes extraordinary expenses. The Annual Fund Operating Expenses shown are net of a voluntary expense assumption undertaking by the Fund's investment manager, Centennial Asset Management Corporation (the "Manager"). Without such assumption, "Management Fees" and "Total Fund Operating Expenses" would have been 0.37% and 0.68% of average net assets, respectively. The expense assumption undertaking is described in "The Manager and Its Affiliates" in the Statement of Additional Information and may be withdrawn or amended at any time. For further details concerning expenses, see the Fund's financial statements included in the Statement of Additional Information.

         o Example. The following example applies the operating expenses shown in the table expenses to a hypothetical $1,000 investment in shares of the Fund over the time periods shown below, assuming a 5% annual rate of return on the investment and also assuming that the shares are redeemed at the end of each stated period. The amounts shown below are the cumulative costs of such hypothetical $1,000 investment for the periods shown.

  1 year                3 years               5 years               10 years
  ------                -------               -------               --------
  $7                    $21                   $37                   $83

         This example shows the effect of expenses on an investment in the Fund, but is not meant to predict actual or expected costs or investment returns of the Fund, all of which may be more or less than those shown.

Financial Highlights

The table on the following page presents selected financial information about the Fund including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by Deloitte & Touche LLP independent auditors, whose report on the financial statements of the Fund for the fiscal year ended December 31, 1996 is included in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS



                                            Year Ended December 31,
                                            ---------------------------------------------------------------------------------------
                                            1996     1995     1994     1993     1992    1991     1990     1989      1988      1987
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period        $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00   $1.00     $1.00    $1.00
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations -
net investment income and net realized
 gain                                         .05      .05      .04      .03      .03      .06      .08      .08      .07      .06

Dividends and distributions to shareholders  (.05)    (.05)    (.04)    (.03)    (.03)    (.06)    (.08)    (.08)    (.07)    (.06)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                                            ---------------------------------------------------------------------------------------
                                            ---------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)          4.93%    5.47%    3.77%    2.69%    3.54%    5.87%    7.93%    8.94%   7.18%     6.51%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)    $3,602   $3,524   $2,958   $3,589   $4,061   $5,208   $5,025   $4,920   $3,128   $2,555
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)           $3,591   $3,379   $3,378   $3,940   $4,760   $5,434   $4,849   $4,112   $2,809   $2,541
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                        4.82%    5.32%    3.64%    2.67%    3.50%    5.64%    7.61%    8.58%    7.01%    6.10%

Expenses, before voluntary
 reimbursement by the Manager                0.68%    0.71%    0.74%    0.74%    0.70%     0.67%    0.68%   0.71%    0.77%    0.78%

Expenses, net of voluntary
 reimbursement by the Manager                0.67%     N/A     0.73%     N/A       N/A      N/A      N/A      N/A      N/A      N/A



1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.

Investment Objective and Policies

Objective and Policies. The Fund is a no-load "money market" fund. It is an open-end, diversified management investment company incorporated in Maryland in 1981. It was originally organized as a Delaware corporation in 1972. The Fund's objective is to seek the maximum current income that is consistent with low capital risk and maintenance of liquidity. The value of the Fund's shares is not insured or guaranteed by any government agency. However, shares held in brokerage accounts could be eligible for coverage by the Securities Investor Protection Corporation for losses arising from the insolvency of the brokerage firm. The Fund's shares may be purchased at their net asset value, which will remain fixed at $1.00 per share except under extraordinary circumstances (see "Determination of Net Asset Value Per Share" in the Statement of Additional Information for further information). There can be no assurance, however, that the Fund's net asset value will not vary or that the Fund will achieve its investment objective. In seeking its objective, the Fund may invest in the securities discussed below. The Fund's investment policies and practices are not "fundamental" policies (as defined below) unless a particular policy is identified as fundamental. The Board may change non- fundamental investment policies without shareholder approval. The Fund's investment objective is a fundamental policy.

Securities in Which the Fund Invests. The following is a brief description of the types of securities in which the Fund may invest:

     o U.S. Government Securities. The Fund may invest in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, maturing in twelve months or less from the date of purchase.

     o Bank Obligations and Instruments Secured Thereby. The Fund may invest in time deposits, certificates of deposit, bankers' acceptances and other bank obligations if they are obligations of: (1) any U.S. bank having total assets at least equal to $1 billion, or (2) any foreign bank, if such bank has total assets at least equal to U.S. $1 billion. The Fund may also invest in instruments secured by such obligations. Such foreign obligations or instruments must be payable in U.S. dollars and mature in twelve months or less from the date of purchase. For purposes of this section, the term "bank" includes commercial banks, savings banks, and savings and loan associations. The term "foreign bank" includes foreign branches of U.S. banks (issuers of "Eurodollar" instruments), U.S. branches and agencies of foreign banks (issuers of "Yankee dollar" instruments) and foreign branches of foreign banks. The ratings restrictions described below do not apply to banks in which the Fund's cash is kept.

     o Commercial Paper and Certain Debt Obligations. The Fund may invest in any "Eligible Security" permissible under Rule 2a-7 (discussed below). The securities must mature in 12 months from the date of purchase, have been called for redemption by the issuer if the redemption is effective within one year, or mature within one year in accordance with the provisions of that Rule. These securities include commercial paper maturing in nine months or less from the date of purchase, variable and floating rate notes or master demand notes (described in "Investment Objective and Policies" in the Statement of Additional Information), and other securities discussed below.

     o Floating Rate/Variable Rate Notes. Some of the notes the Fund may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals of no more than one year. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the prime rate of a bank, or the 90 day U.S. Treasury bill rate. The Fund may purchase these obligations if they have a remaining maturity of one year or less; if their maturity is greater than one year, they may be purchased if they have a demand feature that permits the Fund to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. Such obligations may be secured by bank letters of credit or other credit support arrangements. See "Floating Rate/Variable Rate Obligations" in the Statement of Additional Information for more details.

     o Other Obligations. The Fund may invest in obligations, other than those listed above, if accompanied by a guarantee of principal and interest or letter of credit, provided that the guarantee or letter of credit is that of a bank or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund. Such obligations and guarantees must be due within twelve months or less from the date of purchase. Also, the Fund may invest in obligations of the types listed above that mature in more than twelve months, if they are purchased subject to repurchase agreements calling for delivery in twelve months or less.

     o Board-Approved Instruments. The Fund may invest in obligations, other than those discussed above, approved by the Fund's Board of Directors and which are in accordance with the Fund's investment objective, policies and restrictions. One such type of obligation which the Board has approved is bank loan participation agreements, described under "Investment Objective and Policies" in the Statement of Additional Information.

Ratings of Securities. Under Rule 2a-7 of the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Fund uses the amortized cost method to value its portfolio securities to determine the Fund's net asset value per share. Rule 2a-7 places restrictions on a money market fund's investments. Under the Rule, the Fund may purchase only those securities that the Manager under procedures approved by the Fund's Board of Directors has determined have minimal credit risk and are "Eligible Securities," as defined below.

         An "Eligible Security" is (a) one that has received a rating in one of the two highest short-term rating categories by any two "nationally-recognized statistical rating organizations" (as defined in the Rule) ("Rating Organizations"), or, if only one Rating Organization has rated that security, by that Rating Organization, or (b) an unrated security that is judged by the Manager to be of comparable quality to investments that are "Eligible Securities" rated by Rating Organizations. The Rule permits the Fund to purchase "First Tier Securities," which are Eligible Securities rated in the highest rating category for short-term debt obligations by at least two Rating Organizations, or, if only one Rating Organization has rated a particular security, by that Rating Organization, or comparable unrated securities. Under the Rule, the Fund may invest only up to 5% of its assets in "Second Tier Securities," which are Eligible Securities that are not "First Tier Securities." In addition to the overall 5% limit on Second Tier Securities, the Fund may not invest more than (i) 5% of its total assets in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or (ii) 1% of its total assets or $1 million (whichever is greater) in Second Tier Securities of any one issuer. Under current provisions of Rule 2a-7, the Fund's Board must approve or ratify the purchase of Eligible Securities that are unrated or are rated by only one Rating Organization. Additionally, under Rule 2a-7, the Fund must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and the maturity of any single portfolio investment may not exceed 397 days. Some of the Fund's existing investment restrictions (which are fundamental policies that may be changed only by shareholder vote) are more restrictive than the provisions of Rule 2a-7. For example, as a matter of fundamental policy, the Fund may not invest in any debt instrument having a maturity in excess of one year from the date of the investment. The Fund's Board has adopted procedures under Rule 2a-7 pursuant to which the Board has delegated to the Manager certain responsibilities, in accordance with the Rule, of conforming the Fund's investments with the requirements of the Rule and those procedures.

         Appendix A to the Statement of Additional Information contains descriptions of the rating categories of Rating Organizations. Ratings at the time of purchase will determine whether securities may be acquired under the above restrictions. Subsequent downgrades in ratings may require reassessments of the credit risk presented by a security and may require its sale. The rating restrictions described in this Prospectus do not apply to banks in which the Fund's cash is kept. See "Ratings of Securities" in "Investment Objective and Policies" in the Statement of Additional Information for further details.

Other Investment Techniques and Strategies. The Fund may also use the investment
techniques  and  strategies   described   below.  The  Statement  of  Additional
Information contains more information about some of these practices.

         o Obligations of Foreign Banks. The Fund's investment in obligations of foreign banks (which obligations, as described above, must be payable in U.S. dollars), may involve the following considerations not typically associated with the obligations of domestic banks: (i) exchange control regulations; (ii) availability of information about the issuer; (iii) differences in accounting, auditing and financial reporting standards and government regulation; (iv) the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments; (v) the differences between the economies of the United States and the applicable foreign country; and (vi) greater difficulties in commencing a lawsuit against the issuer of a foreign security than against a U.S. issuer. The Fund will not invest in obligations of foreign banks which will cause more than 25% of the Fund's net assets to be so invested.

     o Repurchase Agreements. The Fund may acquire securities that are subject to repurchase agreements in order to generate income while providing liquidity. The Fund's repurchase agreements will comply with the collateral requirements of Rule 2a-7. If the vendor fails to pay the agreed upon repurchase price on the delivery date, the Fund's risks may include any costs of disposing of the collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into a repurchase agreement that will cause more than 10% of the Fund's net assets at the time of purchase to be subject to repurchase agreements maturing in more than seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements maturing in seven days or less. See "Repurchase Agreements" in "Investment Objective and Policies" in the Statement of Additional Information for more details.

         o Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Directors, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers. The Manager monitors holdings of illiquid securities on an ongoing basis and at times the Fund may be required to sell some holdings to maintain adequate liquidity. The Fund may invest up to 25% of its net assets in restricted securities, subject to the above 10% limitation on illiquid securities. For further information, see "Illiquid and Restricted Securities" in "Investment Objective and Policies" in the Statement of Additional Information.

         o Investment Restrictions. The Fund has certain investment restrictions which, together with its investment objective, are fundamental policies changeable only by the vote of a "majority of the Fund's outstanding voting securities" (as defined in the Investment Company Act). See the Statement of Additional Information. Under some of those restrictions, the Fund cannot do any of the following:

         o make loans, except through the purchase of the kinds of debt securities described above; repurchase agreements are not considered loans for purposes of this restriction; the Fund may also lend its portfolio securities as described in the Statement of Additional Information;
         o borrow money in excess of 10% of the value of its assets; it may borrow only as a temporary measure for extraordinary or emergency purposes; no assets of the Fund may be pledged, mortgaged or assigned to secure a debt;
         o invest more than 5% of the value of its total assets in securities of any one issuer, not including government or government agency securities;
         o purchase more than 10% of the outstanding non-voting securities or more than 10% of the total debt securities of any one issuer;
         o invest in any debt instrument having a maturity in excess of one year from the date of the investment or, in the case of a debt instrument subject to a repurchase agreement or called for redemption, having a repurchase or redemption date more than one year from the date of the investment; or
         o concentrate investments to the extent of 25% of its assets in any industry; however, there is no limitation as to investment in obligations issued by domestic banks or savings and loan associations (for this purpose, foreign branches of domestic banks are not considered to be "domestic banks") or in obligations issued by the U.S. Government or its agencies or instrumentalities.

         Unless the Prospectus states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Additional investment restrictions are listed in "Other Investment Restrictions" in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund's Board of Directors has overall responsibility for the management of the Fund under the laws of Maryland governing the responsibilities of directors. "Directors and Officers of the Fund" in the Statement of Additional Information identifies the Fund's Directors and officers and provides information about them. Subject to the authority of the Board of Directors, the Manager is responsible for the day-to-day management of the Fund's business, supervises the investment operations of the Fund and the composition of its portfolio and furnishes the Fund advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Fund (the "Agreement").

         The  Fund's  shares  are  of  one  class,  are   transferable   without
restriction, and have equal rights and privileges. Each share of the Fund entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to a shareholder vote, and to participate pro rata in dividends and distributions and in the net distributable assets of the Fund on liquidation. The Directors may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Shares of the Fund have equal liquidation rights as to the assets of the Fund. When issued, shares of the Fund are fully paid and nonassessable, and have no preemptive or conversion rights. Under the provisions of the Fund's By-Laws and as permitted by Maryland law, the Fund does not anticipate holding annual meetings.

The Manager and Its Affiliates. The Manager, a wholly-owned subsidiary of OppenheimerFunds, Inc., has operated as an investment adviser since 1978. OppenheimerFunds, Inc. is owned by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of OppenheimerFunds, Inc., and ultimately controlled by Massachusetts Mutual Life Insurance Company. The Manager and its affiliates currently advise U.S. investment companies with assets aggregating over $60 billion as of March 31, 1997, and having more than 3 million shareholder accounts.

         o Fees and Expenses. The management fee is payable monthly to the Manager under the terms of the Agreement and is computed on the net assets of the Fund as of the close of business each day at the following annual rates:
0.450% of the first $500 million of net assets; 0.425% of the next $500 million; 0.400% of the next $500 million; 0.375% of the next $500 million; 0.350% of the next $500 million; 0.325% of the next $500 million; 0.300% of the next $500 million; 0.275% of the next $500 million; and 0.250% of net assets in excess of $4 billion. The Fund's management fee for its last fiscal year ended December 31, 1996 was 0.36% (after expense assumption by the Manager). See "The Manager and Its Affiliates" in the Statement of Additional Information for more complete information about the Agreement, including a discussion of expense arrangements, exculpation provisions and portfolio transactions.

         o The Custodian. The Custodian of the assets of the Fund is Citibank, N.A. The Manager and its affiliates presently have banking relationships with the Custodian. See "The Manager and Its Affiliates" in the Statement of Additional Information for further information. The Fund's cash balances in excess of $100,000 held by the Custodian are not protected by Federal deposit insurance. Such uninsured balances may at times be substantial. The rating restrictions under Rule 2a-7 described under "Investment Objective and Policies" do not apply to banks in which the Fund's cash is kept.

         o The Transfer Agent. Shareholder Services, Inc., a subsidiary of OppenheimerFunds, Inc., acts as Transfer Agent and shareholder servicing agent for the Fund and other mutual funds advised by the Manager on an at-cost basis. The fees to the Transfer Agent do not include payments for any services of the type paid or to be paid, by the Fund to the Distributor and to Recipients under the Service Plan. Shareholders should direct any inquiries regarding the Fund to the Transfer Agent at the address and toll-free phone number on the back cover. Program participants should direct any inquiries regarding the Fund to their broker.

Performance of the Fund

Yield. From time to time the "yield" and "compounded effective yield" of an investment in the Fund may be advertised. Both yield figures are based on historical earnings per share and are not intended to indicate future performance. The "yield" of the Fund is the income generated by an investment in the Fund over a seven day period, which is then "annualized." In annualizing, the amount of income generated by the investment during that seven days is assumed to be generated each week over a 52 week period, and is shown as a percentage of the investment. The "compounded effective yield" is calculated similarly, but the annualized income earned by an investment in the Fund is assumed to be reinvested. The "compounded effective yield" will therefore be slightly higher than the yield because of the effect of the assumed reinvestment. From time to time the Manager may voluntarily assume a portion of the Fund's expenses (which may result in a reduction of the management fee), thereby lowering the overall expense ratio per share and increasing the Fund's yield and total return during the time such expenses are assumed. See "Performance of the Fund" in the Statement of Additional Information for more information about the methods of calculating these yields.

ABOUT YOUR ACCOUNT

How to Buy Shares

The Fund's shares may be purchased at their offering price, which is net asset value per share without sales charge. The net asset value will remain fixed at $1.00 per share, except under extraordinary circumstances. See "Determination of Net Asset Value Per Share" in the Statement of Additional Information for further details. There can be no guarantee that the Fund will maintain a stable net asset value of $1.00 per share. Centennial Asset Management Corporation (the "Distributor"), may in its sole discretion accept or reject any order for purchase of the Fund's shares. OppenheimerFunds Distributor, Inc. ("OFDI") an affiliate of the Distributor, acts as the sub-distributor for the Fund (the "Sub-Distributor").

         The minimum initial investment is $500 ($2,500 if by Federal Funds wire), except as otherwise described in this Prospectus. Subsequent purchases must be in amounts of $25 or more, and may be made through authorized dealers or brokers by forwarding payment to the Distributor at P.O. Box 5143, Denver, Colorado 80217 with the name(s) of all account owners, the account number and the name of the Fund. The minimum initial and subsequent purchase requirements are waived on purchases made by reinvesting dividends from any of the "Eligible Funds" listed in "Dividend Reinvestment in Another Fund" in the Statement of Additional Information or by reinvesting distributions from unit investment trusts for which reinvestment arrangements have been made with the Distributor. Under an Automatic Investment Plan, military allotment plan, 403(b)(7) custodial plan or payroll deduction plan, initial and subsequent investments must be at least $25. No share certificates will be issued unless specifically requested by an investor or the dealer or broker.

         The Fund intends to be as fully invested as practicable to maximize its yield. Therefore, dividends will accrue on newly- purchased shares only after the Distributor accepts the purchase order at its address in Denver, Colorado, on a day the New York Stock Exchange (the "Exchange") is open (a "regular business day"), under one of the methods of purchasing shares described below. The purchase will be made at the net asset value next determined after the Distributor accepts the purchase order.

         The Fund's net asset value per share is determined twice each regular business day, at 12:00 Noon and the close of the Exchange that day, which is normally 4:00 P.M., but may be earlier on some days (all references to time in this Prospectus mean New York time), by dividing the net assets of the Fund by the total number of its shares outstanding. The Fund's Board of Directors has established procedures for valuing the Fund's assets, using the amortized cost method as described in "Determination of Net Asset Value Per Share" in the Statement of Additional Information.

Purchases Through Automatic Purchase and Redemption Programs. Shares of the Fund are available under Automatic Purchase and Redemption Programs ("Programs") of broker-dealers that have entered into agreements with the Distributor for that purpose. Broker-dealers whose clients participate in such Programs will invest the "free cash balances" in such client's Program account in shares of the Fund selected as the primary Fund by the client for the program account. Such purchases will be made by the broker-dealer under the procedures described in "Guaranteed Payment," below. The Program may have minimum investment requirements established by the broker-dealer. The description of the Program provided by the broker-dealer should be consulted for details, and all questions about investing in, exchanging or redeeming Fund shares through a Program should be directed to the broker-dealer.

Direct Purchases. An investor may directly purchase shares of the Fund through any dealer which has a sales agreement with the Distributor or the Sub-Distributor. There are two ways to make a direct initial investment, either
(1) complete a Centennial Funds New Account Application and mail it with payment to the Distributor at P.O. Box 5143, Denver, Colorado 80217 (if no dealer is named in the Application, the Sub-Distributor will act as the dealer), or (2) order the shares through your dealer or broker. Purchases made by Application should have a check enclosed, or payment may be made by one of the alternative means described below.

     o Payment by Check. Orders for shares purchased by check in U.S. dollars drawn on a U.S. bank will begin to be effected on the regular business day on which the check (and a purchase application, if the account is new) is accepted by the Distributor. Dividends will begin to accrue on such shares the next regular business day after the purchase order is accepted. For other checks, the shares will not be purchased until the Distributor is able to convert the purchase payment to Federal Funds, and dividends will begin to accrue on such shares on the next regular business day.

     o Payment by Federal Funds Wire. Shares may be purchased by direct shareholders by Federal Funds wire. The minimum investment by wire is $2,500. The investor must first call the Distributor's Wire Department at 1-800-852-8457, to notify the Distributor of the transmittal of the wire and to order the shares. The investor's bank must wire the Federal Funds to Citibank, N.A., ABA No. 0210- 0008-9, for credit to Concentration Account No. 3723-2796, for further credit to Daily Cash Accumulation Fund, Inc. (Custodian Account No. 349-294).

         The wire must state the investor's name. Shares will be purchased on the regular business day on which the Federal Funds are received by the Custodian prior to the close of the Exchange, which is normally 4:00 P.M., but may be earlier on some days and the Distributor has received and accepted the investor's notification of the wire order prior to the close of the Exchange. Those shares will be purchased at the net asset value next determined after receipt of the Federal Funds and the order. Dividends on newly purchased shares will begin to accrue on the purchase date if the Federal Funds and order for the purchase are received and accepted by 12:00 Noon. Dividends will begin to accrue on the next regular business day if the Federal Funds and purchase order are received and accepted between 12:00 Noon and the close of the Exchange. The investor must also send the Distributor a completed Application when the purchase order is placed to establish a new account.

     o Automatic Investment Plan. Direct investors may purchase shares of the Fund automatically. Automatic Investment Plans may be used to make regular monthly investments ($25 minimum) from the investor's account at a bank or other financial institution. To establish an Automatic Investment Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the Application. Shares purchased by Automatic Investment Plan payments are subject to the redemption restrictions for recent purchases described in "How to Sell Shares." The amount of the Automatic Investment Plan payment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after receipt of such instructions to implement them. The Fund reserves the right to amend, suspend or discontinue offering Automatic Investment Plans at any time without prior notice.

     o Guaranteed Payment. Broker-dealers with sales agreements with the Distributor (including broker-dealers who have made special arrangements with the Distributor for purchases for Program accounts) may place purchase orders with the Distributor for purchases of the Fund's shares prior to 12:00 Noon on a regular business day, and the order will be effected at net asset value determined at 12:00 Noon that day if the broker-dealer guarantees that payment for such shares in Federal Funds will be received by the Fund's Custodian prior to 2:00 P.M., on the same day. Dividends will begin to accrue on the purchase date. If an order is received between 12:00 Noon and the close of the Exchange, which is normally 4:00 P.M., on a regular business day, with the broker-dealer's guarantee that payment for such shares in Federal Funds will be received by the Fund's Custodian by the close of the Exchange on the next regular business day, the order will be effected at the close of the Exchange on the day the order is received, and dividends on such shares will begin to accrue on the next regular business day after the Federal Funds are received. If the broker-dealer guarantees that the Federal Funds payment will be received by the Fund's Custodian by 2:00 P.M. on a regular business day on which an order is placed for shares after 12:00 Noon, the order will be effected at the close of the Exchange that day and dividends will begin to accrue on such shares on the purchase date.

General. Dealers and brokers who process orders for the Fund's shares on behalf of their customers may charge a fee for this service. That fee can be avoided by purchasing shares directly from the Fund. The Distributor, in its sole discretion, may accept or reject any order for purchases of the Fund's shares. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board of Directors whenever the Board judges it in the best interest of the Fund to do so.

Service Plan. The Fund has adopted a service plan (the "Plan") under Rule 12b-1 of the Investment Company Act pursuant to which the Fund will reimburse the Distributor for all or a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Fund shares. The Distributor will use all the fees received from the Fund to reimburse dealers, brokers, banks, or other institutions ("Recipients") each month or quarter for providing personal service and maintenance of accounts that hold Fund shares. The services to be provided by Recipients under the Plan include, but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, providing such customers with information on their investment in Fund shares, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund, making the Fund's investment plans and dividend payment options available, and providing such other information and customer liaison services and the maintenance of accounts as the Distributor or the Fund may reasonably request. Plan payments by the Fund to the Distributor will be made monthly or quarterly in the amount of the lesser of: (i) 0.20% annually of the net asset value of the Fund, computed as of the close of each business day or (ii) the Distributor's actual distribution expenses for that quarter of the type approved by the Board. Any unreimbursed expenses incurred for any quarter by the Distributor may not be recovered in later periods. The Plan has the effect of increasing annual expenses of the Fund by up to 0.20% of average annual net assets from what its expenses would otherwise be. In addition, the Manager may, under the Plan, from time to time from its own resources (which may include the profits derived from the advisory fee it receives from the Fund), make payments to Recipients for distribution, administrative and accounting services performed by Recipients. For further details, see "Service Plan" in the Statement of Additional Information.

How to Sell Shares

Program Participants. A Program participant may sell (redeem) shares in the Program by writing checks as described below, or by contacting the dealer or broker. A Program participant may also arrange for "Expedited Redemptions," as described below, only through the dealer or broker.

Shares of the Fund Owned Directly. Shares of the Fund owned by a shareholder directly (not through a Program) (a "direct shareholder"), may be redeemed in the following ways:

     o Regular Redemption Procedure. To redeem some or all shares in an account (whether or not represented by certificates) under the Fund's regular redemption procedure, a direct shareholder must send the following to the Transfer Agent, Shareholder Services, Inc., P.O. Box 5143, Denver, Colorado 80217 [send courier or express mail deliveries to 10200 E. Girard Avenue, Building D, Denver, Colorado 80231]: (1) a written request for redemption signed by all registered owners exactly as the shares are registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of the signatures of all registered owners on the redemption request or on the endorsement on the share certificate or accompanying stock power, by a U.S. bank, trust company, credit union or savings association, or a foreign bank having a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, registered securities association or clearing agency; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians, guardians, or from Individual Retirement Accounts ("IRAs") or other retirement plans, or if the redemption is requested by anyone other than the shareholder(s) of record. A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all shareholders of record, to be sent to the address of record for that account. Transfers of shares are subject to similar requirements.

         To avoid delay in redemptions or transfers, shareholders having questions about these requirements should contact the Transfer Agent in writing or by calling 1-800-525-9310 before submitting a request. From time to time the Transfer Agent in its discretion may waive any or certain of the foregoing requirements in particular cases. Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form.

     o Expedited Redemption Procedure. In addition to the regular redemption procedure set forth above, direct shareholders whose shares are not represented by certificates may arrange to have redemption proceeds of $2,500 or more wired in Federal Funds to a designated commercial bank if the bank is a member of the Federal Reserve wire system. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The account number of the designated financial institution and the bank ABA number must be supplied to the Transfer Agent on the Application or dealer settlement instructions establishing the account or may be added to existing accounts or changed only by signature-guaranteed instructions to the Transfer Agent from all shareholders of record. Such redemption requests may be made by telephone, wire or written instructions to the Transfer Agent. The wire for the redemption proceeds of shares redeemed prior to 12:00 Noon normally will be transmitted by the Transfer Agent to the shareholder's designated bank account on the day the shares are redeemed (or, if that day is not a bank business day, on the next bank business day). Shares redeemed prior to 12:00 Noon do not earn dividends on the redemption date. The wire for the redemption proceeds of shares redeemed between 12:00 Noon and the close of the Exchange, which is normally 4:00 P.M., but may be earlier on some days, normally will be transmitted by the Transfer Agent to the shareholder's designated bank account on the next bank business day after the redemption. Shares redeemed between 12:00 Noon and the close of the Exchange earn dividends on the redemption date. There is a $10 fee for each wire. See "Purchase, Redemption and Pricing of Shares" in the Statement of Additional Information for further details.

     o Check Writing. Upon request, the Transfer Agent will provide any direct shareholder of the Fund or any Program participant whose shares are not represented by certificates with forms of drafts ("checks") payable through a bank selected by the Fund (the "Bank"). Checks may be made payable to the order of anyone in any amount not less than $250, and will be subject to the Bank's rules and regulations governing checks. Program participants' checks will be payable from the primary account designated by the Program participant. The Transfer Agent will arrange for checks written by shareholders to be honored by the Bank after obtaining a specimen signature card from the shareholder(s). Program participants should arrange for check writing through their brokers or dealers. If a check is presented for an amount greater than the account value, it will not be honored. Shareholders of joint accounts may elect to have checks honored with a single signature. Checks issued for one Fund account must not be used if the shareholder's account has been transferred to a new account or if the account number or registration has changed. Shares purchased by check or Automatic Investment Plan payments within the prior 10 days may not be redeemed by check writing. A check that would require the redemption of some or all of the shares so purchased is subject to non-payment. The Bank will present checks to the Fund to redeem shares to cover the amount of the check. Checks may not be presented for cash payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend, or discontinue check writing privileges at any time without prior notice.

     o Telephone Redemptions. Direct shareholders of the Fund may redeem their shares by telephone by calling the Transfer Agent at 1-800-852-8457. This procedure for telephone redemptions is not available to Program participants. Proceeds of telephone redemptions will be paid by check payable to the shareholder(s) of record and sent to the address of record for the account. Telephone redemptions are not available within 30 days of a change of the address of record. Up to $50,000 may be redeemed by telephone in any seven day period. The Transfer Agent may record any calls. Telephone redemptions may not be available if all lines are busy, and shareholders would have to use the Fund's regular redemption procedure described above. Telephone redemption privileges are not available for newly-purchased (within the prior 10 days) shares or for shares represented by certificates. Telephone redemption privileges apply automatically to each shareholder and the dealer representative of record unless the Transfer Agent receives cancellation instructions from a shareholder of record. If an account has multiple owners, the Transfer Agent may rely on the instructions of any one owner.

     o Automatic Withdrawal Plan. Direct shareholders of the Fund can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed as of the close of The New York Stock Exchange, which is normally 4:00 P.M. (but may be earlier on some days), three days prior to the date requested by the shareholder for receipt of the payment. The Fund cannot guarantee receipt of payment on the date requested and reserves the right to amend, suspend or discontinue offering such Plans at any time without prior notice. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. For further details, see the "Automatic Withdrawal Plan Provisions," Appendix B to the Statement of Additional Information.

General Information on Redemptions. Payment for redeemed shares is made ordinarily in cash and forwarded within seven days of the Transfer Agent's receipt of redemption instructions in proper form, except under unusual circumstances as determined by the SEC. For accounts registered in the name of a broker-dealer, payment will be forwarded within three business days. The Transfer Agent may delay forwarding a redemption check for recently purchased shares only until the purchase payment has cleared, which may take up to 10 days or more from the purchase date. Such delay may be avoided if the shareholder arranges telephone or written assurance satisfactory to the transfer agent from the bank on which the purchase payment was drawn, or by purchasing shares by Federal Funds wire as described above. Under the Internal Revenue Code of

1986, as amended (the "Internal Revenue Code"), the Fund may be required to impose "back-up" withholding of Federal income tax at the rate of 31% from dividends and distributions the Fund may make if the shareholder has not furnished the Fund a certified taxpayer identification number or has not complied with the provisions of the Internal Revenue Code relating to reporting dividends. The Fund makes no charge for redemption of shares. Dealers or brokers may charge a fee for handling redemption transactions but such fee can be avoided by requesting the redemption directly by the Fund through the Transfer Agent. Under certain circumstances, proceeds of redemptions of shares of the Fund acquired by exchange of shares of Eligible Funds that were purchased subject to a "contingent deferred sales charge" ("CDSC") may be subject to the CDSC (see "Exchange Privilege" below).

Distributions from Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored Individual Retirement Accounts ("IRAs"), 403(b)(7) custodial plans, or pension or profit-sharing plans of direct shareholders for which the Manager or its affiliates act as sponsors should be addressed to "Bank of Boston, c/o Shareholder Services, Inc." at the above address, and must (i) state the reason for the distribution, (ii) state the owner's awareness of tax penalties if the distribution is premature, and (iii) conform to the requirements of the plan and the Fund's requirements for regular redemptions discussed above. Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans may not directly request redemption of their accounts. The employer or plan administrator must sign the request. Distributions from such plans are subject to additional requirements under the Internal Revenue Code, and certain documents (available from the Transfer Agent) must be completed before the distribution may be made.

         Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution, even if the shareholder elects not to have tax withheld. The Trustee, the Fund, the Manager, the Distributor and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any penalties assessed.

Exchanges of Shares

Exchange Privilege. Shares of the Fund held under a Program may be exchanged for shares of Centennial Money Market Trust, Centennial Government Trust, Centennial Tax Exempt Trust, Centennial California Tax Exempt Trust and Centennial New York Tax Exempt Trust if available for sale in the shareholder's state of residence only by instructions of the broker. Shares of the Fund may, under certain conditions, be exchanged by direct shareholders for Class A shares of certain "Eligible Funds" which are listed in the Statement of Additional Information. Direct shareholders may also obtain a list of the Eligible Funds by calling the transfer agent at 1-800-525-9310. The list of Eligible Funds may change from time to time.

         Shares of the Fund and of the other Eligible Funds may be exchanged, if all of the following conditions are met: (1) shares of the fund selected for exchange are available for sale in the shareholder's state of residence; (2) the respective prospectuses of the funds whose shares are to be exchanged and acquired offer the Exchange Privilege to the investor; (3) newly-purchased shares (by initial or subsequent investment) are held in an account for at least seven days prior to the exchange; and (4) the aggregate net asset value of the shares surrendered for exchange into a new account is at least equal to the minimum investment requirements of the fund whose shares are to be acquired.

         In addition to the conditions stated above, shares of the Fund may be exchanged by direct shareholders for shares of any Money Market Fund at net asset value. A list of the Money Market Funds appears in the Statement of Additional Information. Shares of any Money Market Fund (including the Fund) purchased without a sales charge may be exchanged for shares of Eligible Funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Eligible Funds subject to a CDSC); and shares of the Fund acquired by reinvestment of dividends and distributions from any Eligible Fund (except Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any Eligible Fund. The redemption proceeds of shares of the Fund acquired by exchange of Class A shares of an Eligible Fund purchased subject to a CDSC, that are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged shares, will be subject to the CDSC as described in the prospectus of that other Eligible Fund.

In determining whether the CDSC is payable, shares of the fund not subject to the CDSC are redeemed first, including shares purchased by reinvestment of dividends and capital gains distributions from any Eligible Fund or shares of the fund acquired by exchange of shares of Eligible Funds on which a front-end sales charge was paid or credited, and then other shares are redeemed in the order of purchase.

How to Exchange Shares. An exchange may be made by direct shareholders by submitting an Exchange Authorization Form to the Transfer Agent, signed by all registered owners. In addition, direct shareholders of the Fund may exchange shares of the Fund for Class A shares of any Eligible Fund by telephone exchange instructions to the Transfer Agent by a shareholder or the dealer representative of record for an account. The Fund may modify, suspend or discontinue this exchange privilege at any time. Although the Fund will attempt to provide you with notice whenever reasonably able to do so, it may impose these changes at anytime. The Fund reserves the right to reject multiple exchange requests submitted by a shareholder or dealer. Exchange requests must be received by the Transfer Agent by the close of the Exchange on a regular business day to be effected that day. The number of shares exchanged may be less than the number requested if the number requested would include shares subject to a restriction cited above or shares covered by a certificate that is not tendered with such request. Only the shares available for exchange without restriction will be exchanged.

General Information on Exchanges. Shares to be exchanged are redeemed on the day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"), as of the close of the Exchange, which is normally 4:00 P.M., but may be earlier on some days. Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund in its discretion reserves the right to refuse any exchange request that will disadvantage it.

         The Eligible Funds have different investment objectives and policies. Each of those funds imposes a sales charge on purchases of Class A shares except the Money Market Funds. For complete information, including sales charges and expenses, a prospectus of the fund into which the exchange is being made should be read prior to an exchange. Dealers and brokers who process exchange orders on behalf of their customers may charge for their services. Direct shareholders may avoid those charges by requesting the Fund directly to exchange shares. For Federal tax purposes, an exchange is treated as a redemption and purchase of shares.

Telephone Exchanges. Direct shareholders may place a telephone exchange request by calling the Transfer Agent at 1-800-852-8457. Telephone exchanges are subject to the rules described above. By exchanging shares by telephone, the shareholder is acknowledging receipt of a prospectus of the fund to which the exchange is made and that for full exchanges, any special account features such as Automatic Investment Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is otherwise instructed. Telephone exchange privileges automatically apply to each direct shareholder of record and the dealer representative of record unless and until the Transfer Agent receives written instructions from the shareholder(s) of record canceling such privileges. If an account has multiple owners, the Transfer Agent may rely on the instructions of any one owner. Shares acquired by telephone exchange must be registered exactly as the account from which the exchange was made. Certificated shares are not eligible for telephone exchange. If all telephone exchange lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request telephone exchanges and would have to submit written exchange requests.

Telephone Instructions. The Transfer Agent has adopted reasonable procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification number(s) and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use such reasonable procedures, it may be liable for losses due to unauthorized transactions, but otherwise neither it nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. The Transfer Agent reserves the right to require shareholders to confirm, in writing, telephone exchange or redemption privileges for an account.

Retirement Plans

The Distributor has available for direct shareholders who purchase shares of the
Fund: (i) individual retirement accounts ("IRAs") including Simplified Employee Pension Plans (SEP IRAs); (ii)
prototype pension and profit-sharing plans for corporations and self-employed individuals; and (iii) 403(b)(7) custodial plans for employees of public educational institutions and organizations of the type described in Section 501(c)(3) of the Internal Revenue Code. The minimum initial IRA, SEP IRA, pension or profit-sharing plan investment is normally $250. The minimum initial 403(b)(7) plan investment is $25. For further details, including the administrative fees, the appropriate retirement plan should be requested from the Distributor. The Fund reserves the right to discontinue offering its shares to such plans at any time without prior notice.

Dividends, Distributions and Taxes

Dividends and Distributions. The Fund intends to declare all of its net income, as defined below, as dividends on each regular business day and to pay dividends monthly. Dividends will be payable to shareholders as described above in "How to Buy Shares." All dividends and capital gains distributions for accounts of Program participants are automatically reinvested in Fund shares. Dividends accumulated since the prior payment will be reinvested in full and fractional shares at net asset value on the third Thursday of each calendar month. If a shareholder redeems all shares at any time during a month, the redemption proceeds include all dividends accrued up to the redemption date for shares redeemed prior to 12:00 Noon, and include all dividends accrued through the redemption date for shares redeemed between 12:00 Noon and the close of the Exchange. Program participants may receive cash payments by asking the broker to redeem shares.

         Participants in an A.G. Edwards & Sons, Inc. Cash Convenience Account Program (other than those whose account is an Individual Retirement Account) holding shares of the Fund will receive account statements five times a year, at the end of March, May, August, October and December, if the only activity in their account during that period is the automatic reinvestment of dividends.

         Dividends and distributions payable to direct shareholders of the Fund will also be automatically reinvested in shares of the Fund at net asset value, on the third Thursday of each calendar month, unless the shareholder asks the Transfer Agent in writing to pay dividends and distributions in cash or to reinvest them in another Eligible Fund, as described in "Dividend Reinvestment in Another Fund" in the Statement of Additional Information. That notice must be received prior to the record date for a dividend to be effective as to that dividend. Dividends, distributions and the proceeds of redemptions of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be reinvested in shares of the Fund, as promptly as possible after the return of such check to the Transfer Agent to enable the investor to earn a return on otherwise idle funds.

         Under the terms of a Program, a broker-dealer may pay out the value of some or all of a Program participant's Fund shares prior to redemption of such shares by the Fund. In such cases, the shareholder will be entitled to dividends on such shares only up to and including the date of such payment. Dividends on such shares accruing between the date of payment and the date such shares are redeemed by the Trusts will be paid to the broker-dealer. Program participants should discuss these arrangements with their broker-dealer.

         The Fund's net investment income for dividend purposes consists of all interest accrued on portfolio assets, less all expenses of the Fund for such period. Distributions from net realized gains on securities, if any, will be paid at least once each year, and may be made more frequently in compliance with the Internal Revenue Code and the Investment Company Act. Long-term capital gains, if any, will be identified separately when tax information is distributed. The Fund will not make any distributions from net realized securities gains unless capital loss carry forwards, if any, have been used or have expired. Any net realized capital loss is carried forward to offset against gains in later years. To effect its policy of maintaining a net asset value of $1.00 per share, the Fund, under certain circumstances, may withhold dividends or make distributions from capital or capital gains.

Tax Status of the Fund's Dividends and Distributions. This discussion relates solely to Federal tax laws and is not exhaustive. A qualified tax adviser should be consulted. Dividends and distributions may be subject to Federal, state and local taxation. See "Tax Status of the Fund's Dividends and Distributions" in the Statement of Additional Information for a further discussion of tax matters affecting the Fund and its distributions, as well as a procedure for electing to reinvest dividends and distributions of any of the Eligible Funds into shares of the Fund at net asset value.

         Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested, and will not be eligible for the dividends-received deduction for corporations. If the Fund has net realized long-term capital gains in a fiscal year, it may pay an annual "long-term capital gains distribution," which will be so identified when paid and when tax information is distributed. Long-term gains are taxable to shareholders as long-term capital gains whether received in cash or reinvested, and regardless of how long the Fund shares have been held. For information on "backup" withholding on dividends, see "General Information on Redemptions," above.

Tax Status of the Fund. If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified during its last fiscal year and intends to qualify in current and future fiscal years, while reserving the right not to qualify. However, the Internal Revenue Code contains a number of complex tests relating to such qualification which the Fund might not meet in any particular fiscal year. If the Fund does not qualify, it would be treated for Federal tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, the Distributor, or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

Investment Advisor and Distributor
Centennial Asset Management Corporation
6803 South Tucson Way
Englewood, Colorado 80112

Sub-Distributor
OppenheimerFunds Distributor, Inc.
P.O. Box 5254
Denver, Colorado 80217
                                                         Daily Cash
Transfer and Shareholder Servicing Agent                 Accumulation Fund, Inc.
Shareholder Services, Inc.
P.O. Box 5143                                            Prospectus
Denver, Colorado 80217-5143
1-800-525-9310                                           Dated April 25, 1997

Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202






PR0140.002.0497   Printed on recycled paper

DAILY CASH ACCUMULATION FUND, INC.

6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-9310

Statement of  Additional  Information  dated April 25, 1997,  as revised May 12,
1997

     This Statement of Additional Information of Daily Cash Accumulation Fund, Inc. is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated April 25, 1997. It should be read together with the Prospectus, which may be obtained by writing to Shareholder Services, Inc., the Fund's Transfer Agent, P.O. Box 5143, Denver, Colorado 80217, or by calling the toll-free number shown above.



Contents                                                                 Page


About the Fund
Investment Objective and Policies...........................................2
Other Investment Restrictions...............................................5
Directors and Officers of the Fund..........................................5
The Manager and Its Affiliates..............................................9
Performance of the Fund....................................................12
Service Plan...............................................................13

About Your Account
Purchase, Redemption and Pricing of Shares.................................13
Dividends and Taxes........................................................14

Financial Information About the Fund
Independent Auditors' Report...............................................17
Financial Statements.......................................................18

Appendices
Appendix A: Description of Securities Ratings.............................A-1
Appendix B: Automatic Withdrawal Plan Provisions..........................B-1
Appendix C: Industry Classifications......................................C-1

ABOUT THE FUND

Investment Objective and Policies

The investment objective and policies of the Fund are described in the Prospectus. Supplemental information about those policies is set forth below. Certain capitalized terms used in this Statement of Additional Information are defined in the Prospectus.

         The Fund will not make investments with the objective of seeking capital growth. However, the value of the securities held by the Fund may be affected by changes in general interest rates. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased that security would normally decline in value. Conversely, should interest rates decrease after a security is purchased, its value would rise. However, those fluctuations in value will not generally result in realized gains or losses to the Fund since the Fund does not usually intend to dispose of securities prior to their maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. To a limited degree, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other considerations, the Fund believes such disposition advisable or it needs to generate cash to satisfy redemptions. In such cases, the Fund may realize a capital gain or loss.

Ratings of Securities. The Prospectus describes "Eligible Securities" in which the Fund may invest and indicates that if a security's rating is downgraded, the Manager and/or the Board may have to reassess the security's credit risks. If a security has ceased to be a First Tier Security, the Manager will promptly reassess whether the security continues to present "minimal credit risks." If the Manager becomes aware that any Rating Organization has downgraded its rating of a Second Tier Security or rated an unrated security below its second highest rating category, the Fund's Board of Directors shall promptly reassess whether the security presents minimal credit risks and whether it is in the best interests of the Fund to dispose of it; but if the Fund disposes of the security within five days of the Manager's learning of the downgrade, the Manager will provide the Board with subsequent notice of such downgrade. If a security is in default, or ceases to be an Eligible Security, or is determined no longer to present minimal credit risks, the Board must determine whether it would be in the best interests of the Fund to dispose of the security. The Rating Organizations currently designated as such by the SEC are Standard & Poor's Corporation, Moody's Investors Service, Inc., Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate, IBCA, Inc. and Thomson BankWatch, Inc. A description of the ratings categories of those Rating Organizations is contained in Appendix A.

Floating Rate/Variable Rate Obligations. The Fund may invest in instruments with floating or variable interest rates. The interest rate on a floating rate obligation is based on a stated prevailing market rate, such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, or some other standard, and is adjusted automatically each time such market rate is adjusted. The interest rate on a variable rate obligation is also based on a stated prevailing market rate but is adjusted automatically at a specified interval of no more than one year. Some variable rate or floating rate obligations in which the Fund may invest have a demand feature entitling the holder to demand payment at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest at any time, or at specified intervals not exceeding one year. These notes may or may not be backed by bank letters of credit.

         Variable rate demand notes may include master demand notes, discussed below. The Manager, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate obligations in the Fund's portfolio. There is no limit on the amount of the Fund's assets that may be invested in floating rate and variable rate obligations.

Repurchase Agreements. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank having total domestic assets of at least $1 billion or a broker-dealer with a net capital of at least $50 million and which has been designated a primary dealer in government securities). The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "Investment Company Act") collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

Master Demand Notes. A master demand note is a corporate obligation that permits the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the corporate borrower that issues the note. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note at any time without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable and thus immediately repayable by the borrower at face value, plus accrued interest, at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In evaluating the master demand note arrangements, the Manager considers the earning power, cash flow, and other liquidity ratios of the issuer. Master demand notes are not typically rated by credit rating agencies. If they are not rated, the Fund may invest in them only if, at the time of an investment, they are Eligible Securities. The Manager will continuously monitor the borrower's financial ability to meet all of its obligations because the Fund's liquidity might be impaired if the borrower were unable to pay principal and interest on demand.

Loans of Portfolio Securities. The Fund may lend its portfolio securities to qualified borrowers

(other than in repurchase transactions) to attempt to raise the Fund's income for liquidity purposes. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government securities, or other cash equivalents which the Fund is permitted to purchase. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The Fund receives an amount equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such loan collateral; either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees and will not lend its portfolio securities to any officer, trustee, employee or affiliate of the Fund or the Manager. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. After any loan, the value of the securities loaned can not exceed 25% of the value of the Fund's total assets. The Fund will not enter into any securities lending agreements having a duration of greater than one year. Any securities received as collateral for a loan must mature in 12 months or less. The Fund presently does not intend to lend its portfolio securities, but if it does, the value of securities loaned will not exceed 5% of the value of the Fund's net assets in the coming year.

Illiquid and Restricted Securities. Illiquid securities in which the Fund may invest include issues which only may be redeemed by the issuer upon more than seven days notice or at maturity, repurchase agreements maturing in more than seven days, fixed time deposits subject to withdrawal penalties which mature in more than seven days, and other securities which cannot be sold freely due to legal or contractual restrictions on resale. Contractual restrictions on the resale of illiquid securities might prevent or delay their sale by the Fund at a time when such sale would be desirable. Restricted securities that are not illiquid, in which the Fund may invest, include certain master demand notes redeemable on demand, and short-term corporate debt instruments which are not related to current transactions of the issuer and therefore are not exempt from registration as commercial paper, as described in the Prospectus.

Bank Loan Participation Agreements. The Fund may invest in bank loan participation agreements, subject to the investment limitation set forth in "The Fund and Its Investment Policies - Illiquid and Restricted Securities" in the Prospectus. These participation agreements give the Fund an undivided interest in U.S. dollar-denominated loans made by the bank selling the participation interests, in the proportion that the Fund's participation interest bears to the total principal amount of the loan. The selling bank may not have any obligation to the purchaser of the interest other than to pay to it principal and interest on the loan if and when received by the selling bank. The Manager has set certain creditworthiness standards for issuers of loan participations, and monitors their creditworthiness. Participation interests are considered investments in illiquid securities (see "Illiquid and Restricted Securities," above). Their value primarily depends upon the creditworthiness of the borrower, and its ability to pay interest and principal. Borrowers may have difficulty making payments. If a borrower fails to make scheduled interest or principal payments, the Fund could experience a reduction in its income and a decline in the net asset value of its shares. Therefore, the loan must be an obligation of a corporation whose commercial paper or corporate debt obligations the Fund may purchase. The Fund will only purchase participation interests from a bank in whose obligations the Fund may invest, and subject to the restriction described above on investments in illiquid securities. Only loans which mature in one year or less may be the subject of participation interests.

Other Investment Restrictions

The Fund's most significant investment restrictions are described in the Prospectus. The following investment restrictions are also fundamental policies and, together with the fundamental investment policies and restrictions described in the Prospectus, cannot be changed without the vote of a "majority" of the Fund's outstanding shares. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:(i) 67% or more of the shares present or represented by proxy at a shareholder's meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Under these additional restrictions, the Fund cannot do any of the following:

         o The Fund cannot invest in commodities or commodity contracts, or invest in interests in oil, gas, or other mineral exploration or development programs;
         o The Fund cannot invest in real estate; however, the Fund may purchase debt securities issued by companies which invest in real estate or interests therein;
         o The Fund cannot purchase securities on margin or make short sales of securities; o The Fund cannot invest in or hold securities of any issuer if those officers and directors of the Fund or its adviser who beneficially own individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer;
         o The Fund cannot underwrite securities of other companies; o The Fund cannot invest more than 5% of the value of its total assets in securities of companies that have operated less than three years, including the operations of predecessors; and
         o The Fund cannot invest in securities of other investment companies.

         Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. For purposes of the Fund's policy not to concentrate described in "Investment Restrictions" in the Prospectus, the Fund has adopted, as a matter of non-fundamental policy, the industry classifications set forth in Appendix C to this Statement of Additional Information.

Directors and Officers of the Fund

The Fund's Directors and officers and their principal business affiliations and occupations during the past five years are listed below. Sam Freedman became a Director of the Fund on June 27, 1996. All of the directors are also trustees or directors of Centennial America Fund L.P., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust (the "Centennial Funds"), Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Equity Income Fund,

Oppenheimer Limited-Term Government Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer High Yield Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Real Asset Fund, Oppenheimer Strategic Income Fund, Oppenheimer Strategic Income & Growth Fund, Oppenheimer Municipal Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Funds, Inc., and The New York Tax- Exempt Income Fund, Inc. (together with the Centennial Funds, the "Denver Oppenheimer funds") except for Ms. Macaskill and Mr. Fossel. Ms. Macaskill and Mr. Fossel are Trustees, Directors or Managing General Partners of all the Denver-based Oppenheimer funds except Oppenheimer Integrity Funds, Oppenheimer Strategic Income Fund, Panorama Series Funds, Inc. and Oppenheimer Variable Account Funds. Also, Mr. Fossel is not a trustee of Centennial New York Tax-Exempt Trust nor a managing general partner of Centennial America Fund L.P. Ms. Macaskill is President and Mr. Swain is Chairman and CEO of the Denver Oppenheimer funds. All of the officers except Ms. Warmack, Ms. Wolf and Mr. Zimmer hold similar positions as officers of all the Denver Oppenheimer funds. As of April 7, 1997, the directors and officers of the Fund as a group owned of record or beneficially less than 1% of its outstanding shares. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager (for which plan two of the officers listed below, Ms. Macaskill and Mr. Donohue, are trustees) other than the shares beneficially owned under that plan by the officers of the Fund listed above.

ROBERT G. AVIS, Director; Age 65*
One North Jefferson Ave., St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

WILLIAM A. BAKER, Director; Age 82
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

CHARLES CONRAD, JR., Director; Age 67* 1501 Quail Street, Newport Beach, CA 92660 Chairman and CEO of Universal Space Lines, Inc. (a space services management company); formerly Vice President of McDonnell Douglas Space Systems Co. and associated with the National Aeronautics and Space Administration.

JON S. FOSSEL, Directors, Age 55*
P.O. Box 44, Mead Street, Waccabuc, New York 10597
Member of the Board of Governors of the Investment Company Institute (a national trade association of investment companies), Chairman of the Investment Company Institute Education Foundation; formerly Chairman and a director of OppenheimerFunds, Inc. ("OFI"), President and a director of Oppenheimer Acquisition Corp.("OAC"), OFI's parent holding company, and Shareholder
Services, Inc .("SSI") and Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of OFI.

SAM FREEDMAN, Director; Age 56
4975 Lakeshore Drive, Littleton, Colorado  80123
Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of SSI, Chairman, Chief Executive and Officer and director of SFSI, Vice President and director of OAC and a director of OFI.

RAYMOND J. KALINOWSKI, Director; Age 67
44 Portland Drive, St. Louis, Missouri 63131
Director of Wave Technologies International, Inc. (a computer products training company); formerly Vice Chairman and a director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc. (a broker-dealer), of which he was a Senior Vice President.

C. HOWARD KAST, Director; Age 75
2552 East Alameda, Denver, Colorado 80209
Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

ROBERT M. KIRCHNER, Director; Age 75
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

BRIDGET A. MACASKILL, President and Director; Age 48*
President, Chief Executive Officer and a Director of OFI and HarbourView Asset Management Corporation ("HarbourView"), a subsidiary of OFI; Chairman and a director of SSI and SFSI.; President and a director of OAC and Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of OFI; a director of Oppenheimer Real Asset Management, Inc.; formerly an Executive Vice President of OFI.

NED M. STEEL, Director; Age 81
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; a director of Visiting Nurse Corporation of Colorado; formerly Senior Vice President and a Director of Van Gilder Insurance Corp. (insurance brokers).

JAMES C. SWAIN, Chairman, Chief Executive Officer and Director; Age 63* 6803 South Tucson Way, Englewood, Colorado 80112 Vice Chairman of the OFI; formerly President and a director of Centennial Asset Management Corporation (the "Manager"), and Chairman of the Board of SSI.

DOROTHY G. WARMACK, Vice President and Portfolio Manager; Age 60
Vice President of OFI and the Manager; an officer of other Oppenheimer funds.

CAROL E. WOLF, Vice President and Portfolio Manager; Age 45
Vice President of OFI and the Manager; an officer of other Oppenheimer funds.

ARTHUR J. ZIMMER, Vice President and Portfolio Manger; Age 50
Vice President of the OFI and the Manager; an officer of other Oppenheimer funds.

ANDREW J. DONOHUE, Vice President and Secretary; Age 46
Executive   Vice   President,   General   Counsel   and  a   Director   of  OFI,
OppenheimerFunds Distributor, Inc. , HarbourView, SSI, SFSI, Oppenheimer Partnership Holdings, Inc. and MultiSource Services, Inc. (a broker-dealer); President and a director of the Manager; President and a director of Oppenheimer Real Asset Management, Inc.; General Counsel of OAC; an officer of other Oppenheimer funds.

GEORGE C. BOWEN, Vice President, Treasurer and Assistant Secretary; Age 60 6803 Tucson Way, Englewood, Colorado 80112 Senior Vice President and Treasurer of OFI; Vice President and Treasurer of OppenheimerFunds Distributor, Inc. and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of the Manager; President, Treasurer and a director of Centennial Capital Corporation; Senior Vice President, Treasurer and Secretary of SSI; Vice President, Treasurer and Secretary of SFSI; Treasurer of OAC; Treasurer of Oppenheimer Partnership Holdings, Inc.; Vice President and Treasurer of Oppenheimer Real Asset Management, Inc.; Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc. (a broker-dealer); an officer of other Oppenheimer funds.

ROBERT G. ZACK, Assistant Secretary; Age 48
Senior Vice President and Associate General Counsel of OFI, Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

ROBERT J. BISHOP, Assistant Treasurer; Age 38
6803 Tucson Way,  Englewood, Colorado 80112
Vice President of the OFI /Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for OFI.

SCOTT T. FARRAR, Assistant Treasurer; Age 31
6803 Tucson Way,  Englewood, Colorado 80112
Vice President of OFI/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for OFI.
-----------------------
      * A director who is an "interested person" of the Fund as defined in the Investment Company Act .

Remuneration of Directors. The officers of the Fund and certain directors of the Fund (Ms. Macaskill and Mr. Swain) who are affiliated with the Manager receive no salary or fees from the Fund. Mr. Fossel did not receive any salary or fees from the Fund prior to January 1, 1997. The remaining directors of the Fund received the total amounts shown below. Mr. Freedman received no compensation from the Fund before June 27, 1996, the date he became a director. The compensation from the Fund was paid during fiscal year ended December 31, 1996. The compensation from the Denver-based Oppenheimer funds includes compensation received as a director, trustee, managing partner or member of a committee of the Board of those funds during calendar year 1996.



                                                                                          Total
                                                                                          Compensation
                                                                       Aggregate          From All
                                                                       Compensation       Denver-based
Name                              Position                             from Fund          Oppenheimer funds

Robert G. Avis                    Director                             $3,409             $58,003

William A. Baker                  Audit and Review                     $4,685             $79,715
                                  Committee, Chairman and
                                  Director

Charles Conrad, Jr.               Audit and Review                     $4,391             $74,717
                                  Committee Member and
                                  Director

Sam Freedman                      Director                             $1,734             $29,502

Raymond J. Kalinowski              Risk Oversight Committee
                                  Member, Director                     $4,359             $74,173

C. Howard Kast                    Risk Oversight Committee
                                  Member, Director                     $4,359             $74,173

Robert M. Kirchner                Audit and Review                     $4,391             $74,717
                                  Committee and
                                  Director

Ned M. Steel                      Director                             $3,409             $58,003

Major Shareholders. As of April 7, 1997, the only person known by the management of the Fund to be the record or beneficial owner of 5% or more of the outstanding shares of the Fund was A.G. Edwards & Sons, Inc. ("Edwards"), One North Jefferson Street, St. Louis, MO 63103, which was the record owner of 3,475,220,498.760 shares (approximately 98.91% of the shares outstanding). The Fund has been informed that the shares held of record by Edwards were owned for the benefit of its brokerage clients.

The Manager and Its Affiliates

The Manager is a wholly-owned subsidiary of OppenheimerFunds, Inc. ("OFI"), which is wholly-owned by Oppenheimer Acquisition Corporation ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned by certain of OFI's directors and officers, some of whom may also serve as officers of the Fund, and two of whom (Ms. Macaskill and Mr. Swain) serve as Directors of the Fund.

Investment Advisory Agreement. The Manager supervises the investment operations of the Fund and the composition of its portfolio and furnishes the Fund advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities pursuant to an investment advisory agreement (the "Agreement") with the Fund, described in "Management of the Fund" in the Prospectus. During the Fund's fiscal years ended December 31, 1996, 1995 and 1994, the Fund paid the Manager management fees of $12,933,033, $12,746,352 and $11,918,801 respectively, pursuant to the Agreement. The management fees for the fiscal year ended December 31, 1996 are net of a voluntary expense assumption by the Manager which reduced the management fees for that year in an amount of $441,801. In the absence of such voluntary expense assumption, the management fees payable by the Fund would have been $13,374,834.

         The Agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment and to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.
Expenses not expressly assumed by the Manager under the Agreement or as Distributor of the shares of the Fund are paid by the Fund. The Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, fees to unaffiliated directors, legal, bookkeeping and audit expenses, brokerage, custodian and transfer agent expenses, stock issuance costs, certain printing costs (excluding the cost of printing prospectuses for sales materials), registration fees, and non-recurring expenses, including litigation.

         The Agreement provides that the Manager will reimburse the Fund for annual expenses of the Fund (excluding brokerage commission, taxes, interest and extraordinary expenses such as litigation) which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. Due to changes in federal securities laws, such state regulations no longer apply. During the Fund's last fiscal year, the Fund's expenses did not exceed the most stringent state regulatory limit and the voluntary undertaking was not invoked.

         Independently of the Agreement with the Fund, effective December 1, 1994, the Manager has voluntarily agreed to assume the Fund's expenses to the level needed to enable the Fund's 7-day yield (computed in accordance with procedures specified pursuant to regulations adopted under the Investment Company Act) to at least equal the 7-day yield of Centennial Money Market Trust. The Manager reserves the right to modify or terminate this voluntary undertaking at any time without prior notice to investors or shareholders. Prior to December 1, 1994, the Manager voluntarily agreed to waive a portion of the management fee otherwise payable to it by the Fund to the extent necessary to ensure that the annual management fee of the Fund did not exceed 0.35% of the Fund's average net assets.

         The Manager assumes no responsibility under the Agreement other than that which is imposed by law, and shall not be responsible for any action of the Board of Directors of the Fund in following or declining to follow any advice or recommendations of the Manager. The Manager shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting by reason of the

Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties, under the Agreement. The Agreement permits the Manager to act as investment adviser for any other person, firm or corporation.

Custodian. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of portfolio securities to and from the Fund. The Manager has represented to the Fund that its banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager or its affiliates.

Transfer Agent. Shareholder Services, Inc. as the Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Distributor. Under the General Distributor's Agreement between the Fund and the Distributor, the Distributor is the Fund's principal underwriter in the continuous public offering of the Fund's shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Service Plan), including advertising and the cost of printing and mailing prospectuses (other than those furnished to existing shareholders), are borne by the Distributor.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for the Manager, OppenheimerFunds, Inc., the Manager's immediate parent, as well as for certain other funds advised by the Manager and OppenheimerFunds, Inc.

Portfolio Transactions. Portfolio decisions are based upon the recommendations and judgment of the Manager subject to the overall authority of the Board of Directors. As most purchases made by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. The Fund's policy of investing in short-term debt securities with maturities of less than one year results in high portfolio turnover. However, since brokerage commissions, if any, are small and securities are usually held to maturity, high turnover does not have an appreciable adverse effect upon the net asset value or income of the Fund.

         The Fund seeks to obtain prompt and reliable execution of orders at the most favorable net price. If brokers are used for portfolio transactions, transactions may be directed to brokers furnishing execution and research services deemed by the Manager to be useful or valuable to the performance of its investment advisory functions for the Fund. Research information may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Manager, to make available additional views for consideration and comparisons, and to enable the Manager to obtain market information for the valuation of securities held in the Fund's portfolio. The Fund does not direct the handling of purchases or sales of portfolio securities, whether on a principal or agency basis, to brokers for selling shares of the Fund. No portfolio transactions are handled by brokers which are affiliated with the Fund or the Manager.

Performance of the Fund

Yield Information. The Fund's current yield is calculated for a seven-day period of time, determined in accordance with regulations adopted under the Investment Company Act as follows. First, a base period return is calculated for the seven-day period by determining the net change in the value of a hypothetical pre-existing account having one share at the beginning of the seven day period. The change includes dividends declared on the original share and dividends declared on any shares purchased with dividends on that share, but such dividends are adjusted to exclude any realized or unrealized capital gains or losses affecting the dividends declared. Next, the base period return is multiplied by 365/7 to obtain the current yield to the nearest hundredth of one percent. The compounded effective yield for a seven-day period is calculated by
(a) adding 1 to the base period return (obtained as described above), (b) raising the sum to a power equal to 365 divided by 7, and (c) subtracting 1 from the result. For the seven days ended December 31, 1996, the Fund's yield was 4.86% and its compounded effective yield was 4.98%.

         The yield as calculated above may vary for accounts less than approximately $100 in value due to the effect of rounding off each daily dividend to the nearest full cent. Since the calculation of yield under either procedure described above does not take into consideration any realized or unrealized gains or losses on the Fund's portfolio securities which may affect dividends, the return on dividends declared during a period may not be the same on an annualized basis as the yield for that period.

         Yield information may be useful to investors in reviewing the Fund's performance. The Fund may make comparisons between its yield and that of other investments, by citing various indices such as The Bank Rate Monitor National Index (provided by Bank Rate Monitor TM), which measures the average rate paid on bank money market accounts, NOW accounts and certificates of deposit by the 100 largest banks and thrift institutions in the top ten metropolitan areas. However, a number of factors should be considered before using yield information as a basis for comparison with other investments. An investment in the Fund is not insured. Its yield is not guaranteed and normally will fluctuate on a daily basis. The yield for any given past period is not an indication or representation by the Fund of future yields or rates of return on its shares. The Fund's yield is affected by portfolio quality, portfolio maturity, type of instruments held and operating expenses. When comparing the Fund's yield with that of other investments, investors should understand that certain other investment alternatives such as certificates of deposit, U.S. government securities, money market instruments or bank accounts may provide fixed yields or yields that may vary above a stated minimum, and also that bank accounts may be insured. Certain types of bank accounts may not pay interest when the balance falls below a specified level and may limit the number of withdrawals by check per month.

Service Plan


The Fund has adopted a service plan (the "Plan") under Rule 12b-1 of the Investment Company Act pursuant to which the Fund is permitted to reimburse the Distributor for a portion of its costs incurred in connection with personal service and maintenance of shareholder accounts as described in the Prospectus. Under the Plan, the Fund's Distributor is authorized to reimburse certain securities dealers and other financial institutions and organizations ("Recipients") in connection with the personal service and the maintenance of shareholder accounts that hold Fund shares. Payment is made monthly or quarterly
(i) at the annual rate of 0.20 of 1.0% (or such lesser amount as the disinterested Directors may determine) of the average net asset value of the Fund's shares owned beneficially or of record during the month or quarter by the Recipient or its customers, or (ii) in an amount equal to the Recipient's total cost during the month of rendering personal service (including reasonable allocations of overhead), whichever is less. No payment will be made to a Recipient for any month during which the average net asset value of Fund shares held by the Recipient and its customers was less than $3 million. Although no payments are retained by the Distributor or the Manager, Recipients which are affiliates of the Manager may receive payments. Payments by the Fund under the Plan for the fiscal year ended December 31, 1996 totaled $7,123,026, all of which was paid to Edwards.

         Under the Plan, a Recipient must certify monthly or quarterly that its expenses for providing such services do not exceed its administrative and sales-related costs. A Recipient is required to reimburse the Fund if the aggregate payments it receives during the year exceed its costs as so certified.

         The Plan may continue in effect for a period of more than one year from the date of its execution only so long as continuance is approved at least annually by the Board of Directors of the Fund, including a majority of the disinterested Directors, by a vote cast in person at a meeting called for the purpose of voting on that Agreement. The Plan automatically terminates if (i) the Fund terminates the Plan, or (ii) a majority of the disinterested Directors or the holders of a majority of the outstanding voting securities of the Fund vote to terminate the Agreement.

         The Plan provides that, as long as the Plan remains in effect, the selection and nomination of Directors of the Fund who are not "interested persons" of the Fund shall be committed to the discretion of the Directors then in office who are not "interested persons" of the Fund. However, others may participate in such selection and nomination provided that the final decision is approved by a majority of the incumbent Independent Directors. Finally, the Plan cannot be amended without shareholder approval as set forth above to increase materially the amount of payments to be made and all material amendments are required to be approved by the vote of the Board of Directors of the Fund, including a majority of the disinterested Directors, cast in person at a meeting called for that purpose.

ABOUT YOUR ACCOUNT

Purchase, Redemption and Pricing of Shares

Determination of Net Asset Value Per Share. The net asset value per share of the Fund's shares is determined twice each day as of 12:00 Noon and as of the close of The New York Stock Exchange (the "Exchange") which is normally 4:00 P.M., but may be earlier on some days, each day the Exchange is open (a "regular business day"), (all references to time mean New York time) by dividing the Fund's net assets (the total value of the Fund's portfolio securities, cash and other assets less all liabilities) by the total number of shares outstanding. The Exchange's most recent annual holiday schedule states that it will close New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may also close on other days.

         The Fund will seek to maintain a net asset value of $1.00 per share for purchases and redemptions. There can be no assurance that it will do so. The Fund operates under Rule 2a-7 under which the Fund may use the amortized cost method of valuing its shares. The amortized cost method values a security initially at its cost and thereafter assumes a constant amortization of any market discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. The method does not take into account unrealized capital gains or losses.

         The Board of Directors has established procedures for the valuation of the Fund's securities, which provide that money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts.

Redemptions. The Fund's Board of Directors has the right, in conformity with applicable law, to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of such shares is less than $500 or such lesser amount as the Board may decide. Should the Board elect to exercise this right, it will establish the terms of any notice of such redemption required to be provided to the shareholder under the Investment Company Act or Maryland law, including any provision the Board may establish to enable the shareholder to increase the amount of the investment to avoid involuntary redemption.

Expedited Redemption Procedures. Under the Expedited Redemption Procedure available to direct shareholders of the Fund, as discussed in the Prospectus, the wiring of redemption proceeds may be delayed if the Fund's Custodian bank is not open for business on a day that the Fund would normally authorize the wire to be made, which is usually the same day for redemptions prior to 12:00 Noon, and the Fund's next regular business day for redemptions between 12:00 Noon and the close of the Exchange, which is normally 4:00 P.M., but may be earlier on some days. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business and no dividends will be paid on the proceeds of redeemed shares waiting transfer by wire.

Dividends and Taxes

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and distributions to shareholders is explained in the Prospectus under the caption "Dividends, Distributions and Taxes." Under the Internal Revenue Code, the Fund must distribute by December 31 each year 98% of its taxable investment income earned from January 1 through December 31 of that year, and 98% of its capital gains realized from the prior November 1 through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund's distributions will meet those requirements, the Fund's Board and Manager might determine in a particular year that it might be in the best interest of the Fund's shareholders not to distribute income or capital gains at the mandated levels and to pay the excise tax on the undistributed amounts, which would reduce the amount available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Direct shareholders of the Fund may elect to reinvest all dividends and/or distributions in Class A shares of any of the other "Eligible Funds" listed below at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing, and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share next determined on the payable date of the dividend or distribution.

Eligible Funds:

Limited Term New York Municipal Fund*
Oppenheimer  Bond Fund
Oppenheimer  Bond Fund for  Growth
Oppenheimer  California  Municipal  Fund
Oppenheimer  Capital Appreciation  Fund
Oppenheimer  Champion  Income  Fund
Oppenheimer  Developing Markets Fund
Oppenheimer  Disciplined  Allocation Fund
Oppenheimer  Disciplined Value Fund
Oppenheimer  Discovery Fund
Oppenheimer  Enterprise Fund
Oppenheimer  Equity  Income  Fund
Oppenheimer  Florida   Municipal  Fund
Oppenheimer  Fund
Oppenheimer  Global Emerging  Growth Fund
Oppenheimer  Global Fund
Oppenheimer  Global Growth & Income Fund
Oppenheimer  Gold & Special Minerals Fund
Oppenheimer  Growth Fund
Oppenheimer  High Yield Fund
Oppenheimer  Insured  Municipal  Fund
Oppenheimer  Intermediate  Municipal Fund
Oppenheimer  International  Bond Fund
Oppenheimer  International  Growth  Fund
Oppenheimer  LifeSpan  Balanced  Fund
Oppenheimer  LifeSpan Growth Fund

Oppenheimer  LifeSpan  Income  Fund
Oppenheimer  Limited-Term  Government  Fund
Oppenheimer  Main Street Income & Growth Fund
Oppenheimer  Main Street  California Municipal Fund
Oppenheimer  Multiple Strategies Fund
Oppenheimer  Municipal Bond Fund
Oppenheimer  New Jersey  Municipal Fund
Oppenheimer  New York Municipal Fund
Oppenheimer  Pennsylvania  Municipal Fund
Oppenheimer  Quest Capital Value Fund, Inc.
Oppenheimer  Quest Global Value Fund, Inc.
Oppenheimer  Quest Growth & Income Value Fund
Oppenheimer  Quest Officers Value Fund
Oppenheimer  Quest Opportunity Value Fund
Oppenheimer  Quest Small Cap Value Fund
Oppenheimer  Quest Value Fund, Inc.
Oppenheimer  Real Asset Fund
Oppenheimer  Strategic  Income & Growth Fund
Oppenheimer  Strategic  Income  Fund
Oppenheimer  Total  Return  Fund,  Inc.
Oppenheimer  U.S. Government Trust
Oppenheimer  Value Stock Fund
Oppenheimer  World Bond Fund
Rochester Fund Municipals
The New York Tax Exempt Income Fund, Inc.

the following  "Money Market  Funds":
Centennial America Fund L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New  York  Tax  Exempt  Trust
Centennial Tax  Exempt  Trust
Oppenheimer Cash Reserves
Oppenheimer Money Market Fund, Inc.

There is an initial sales charge on the purchase of Class A shares of each Eligible Fund except the Money Market Funds (under certain circumstances, described in the Prospectus, redemption proceeds of Money Market Fund shares may be subject to a CDSC).

*Shares of the Fund are not exchangeable for shares of Limited Term New York Municipal Fund prior to May 1, 1997.

INDEPENDENT AUDITORS' REPORT
Daily Cash Accumulation Fund, Inc.


The Board of Directors and Shareholders of Daily Cash Accumulation Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Daily Cash Accumulation Fund, Inc., as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for the period January 1, 1992 to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Daily Cash Accumulation Fund, Inc., at December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP
--------------------------------------
DELOITTE & TOUCHE LLP



Denver, Colorado
January 22, 1997

STATEMENT OF INVESTMENTS December 31, 1996 Daily Cash Accumulation Fund, Inc.


                                                          Face        Value
                                                         Amount      See Note 1
                                                       ---------    -----------

BANKERS' ACCEPTANCES-0.1%
First National Bank of Boston, 5.30%,
5/2/97 (Cost $4,910,931) .......................     $ 5,000,000     $ 4,910,931
                                                                     -----------


CERTIFICATES OF DEPOSIT-1.6%
DOMESTIC CERTIFICATES OF DEPOSIT-0.4%
LaSalle National Bank:
  5.51%, 4/4/97 ................................       8,000,000       8,000,000
  5.55%, 2/11/97 ...............................       7,000,000       7,000,000
                                                                     -----------
                                                                      15,000,000
                                                                     -----------
YANKEE CERTIFICATES OF DEPOSIT-1.2%
Societe Generale North America, Inc.:
  5.45%, 2/10/97 ...............................       8,000,000       8,000,087
  5.50%, 4/21/97 ...............................       5,000,000       5,000,000
  5.55%, 2/6/97 ................................      10,000,000      10,000,000
  5.62%, 3/25/97 ...............................       8,000,000       8,001,957
  5.92%, 9/17/97 ...............................      10,000,000      10,020,031
                                                                     -----------
                                                                      41,022,075
                                                                     -----------
Total Certificates of Deposit (Cost $56,022,075)                      56,022,075
                                                                     -----------


DIRECT BANK OBLIGATIONS-4.2%
ABN Amro Bank Canada, 5.43%, 1/10/97................  10,000,000       9,986,425
Bayerische Vereinsbank AG, 5.35%, 4/10/97...........   8,150,000       8,030,093
FCC National Bank, 5.55%, 2/14/97...................  10,000,000      10,000,000
First National Bank of Boston:
  5.44%, 1/10/97 ...................................   5,000,000       5,000,000
  5.44%, 1/13/97 ...................................   5,000,000       5,000,000
  5.47%, 2/12/97 ...................................  10,000,000      10,000,000
  5.47%, 2/21/97 ...................................  10,000,000      10,000,000
  5.47%, 4/3/97 ....................................   7,000,000       7,000,000
  5.50%, 3/14/97 ...................................  10,000,000      10,000,000
  5.50%, 3/17/97 ...................................  15,000,000      15,000,000
  5.50%, 4/4/97 ....................................   5,000,000       5,000,000
Huntington National Bank:...........................
  5.35%, 1/2/97 ....................................  10,000,000      10,000,000
  5.35%, 1/8/97 ....................................   7,000,000       7,000,000
  5.53%, 2/3/97 ....................................  15,000,000      15,001,002

STATEMENT OF INVESTMENTS December 31, 1996 (continued) Daily Cash Accumulation Fund, Inc.



                                                                     Face           Value
                                                                     Amount        See Note 1
                                                                   ---------      -----------



DIRECT BANK OBLIGATIONS-4.2% (CONTINUED)
National Westminster Bank of Canada:
  5.36%, 4/7/97 .................................               $  7,000,000     $  6,899,946
  5.40%, 2/18/97 ................................                  5,000,000        4,964,000
Societe Generale North America, Inc.:
  5.30%, 4/11/97 ................................                  5,000,000        4,926,389
  5.38%, 2/7/97 .................................                  7,000,000        6,961,294
                                                                                 ------------
Total Direct Bank Obligations (Cost $150,769,149)                                 150,769,149
                                                                                 ------------


LETTERS OF CREDIT-6.0%
Bank of America NT & SA, guaranteeing commercial paper of:
  Formosa Plastics Corp., USA-Series A, 5.34%, 3/21/97             5,000,000        4,941,408
  Hyundai Motor Finance Co., 5.37%, 4/21/97                        5,000,000        4,917,958
Bank One, Cleveland, guaranteeing commercial paper of:
  Capital One Funding Corp.-Series 1995F, 5.85%, 1/2/97(1)        10,650,000       10,650,000
  Capital One Funding Corp.-Series 1995F, 5.85%, 1/2/97(1)(2)      8,900,000        8,900,000
Barclays Bank PLC, guaranteeing commercial paper of:
  Banco Bradesco S.A.-Grand Cayman Branch:
  Series A, 5.31%, 4/28/97 ............                           11,000,000       10,810,167
  Series A, 5.35%, 4/18/97 ............                            5,000,000        4,920,493
  Series B, 5.33%, 5/20/97 ............                            5,000,000        4,897,101
Banco Real S.A., Grand Cayman Branch:
  Series A, 5.32%, 4/22/97 ............                            5,000,000        4,917,983
  Series A, 5.37%, 4/21/97 ............                           10,000,000        9,835,917
Petroleo Brasileiro, S.A.-Petrobras II:
  Series C, 5.35%, 4/1/97 .............                            5,000,000        4,933,125
  Series C, 5.38%, 4/3/97 .............                            5,000,000        4,931,256
Petroleo Brasileiro, S.A.-Petrobras:
  Series A, 5.30%, 5/5/97 .............                            5,000,000        4,908,722
  Series A, 5.31%, 5/6/97 .............                           15,000,000       14,723,438
  Series A, 5.31%, 5/7/97 .............                            5,000,000        4,907,075
  Series A, 5.37%, 4/7/97 .............                            5,000,000        4,928,400
  Series B, 5.32%, 6/3/97 .............                            5,000,000        4,886,950
  Series B, 5.40%, 4/9/97 .............                           10,000,000        9,853,000

STATEMENT OF INVESTMENTS December 31, 1996 (Continued) Daily Cash Accumulation Fund, Inc.



                                                                Face              Value
                                                               Amount           See Note 1
                                                             -----------        -----------

LETTERS OF CREDIT-6.0% (CONTINUED)
Bayerische Vereinsbank AG, guaranteeing commercial paper of:
Banco Rio de la Plata S.A.:
  Series A, 5.40%, 1/21/97 ............................      $ 5,000,000         $4,985,000
  Series A, 5.43%, 1/17/97 ............................       10,000,000          9,975,867
  Series A, 5.40%, 1/22/97 ............................        5,000,000          4,984,250
Galicia Funding Corp.:
  Series A, 5.36%, 3/3/97(3)...........................        5,000,000          4,954,589
  Series B, 5.35%, 3/3/97(3)...........................        5,000,000          4,954,674
  Series B, 5.45%, 3/4/97(3)...........................       10,000,000          9,907,000

Credit Suisse, guaranteeing commercial paper of:
  COSCO (Cayman) Co., Ltd., 5.38%, 3/14/97.............       15,000,000          14,838,600

Societe Generale, guaranteeing commercial paper of:
  Girsa Funding Corp., 5.32%, 4/3/97(3)................        9,000,000           8,877,640

  Nacional Financiera, SNC:
    Series A, 5.31%, 2/24/97...........................       20,000,000          19,840,700
    Series A, 5.44%, 1/8/97............................        5,000,000           4,994,711
    Series A, 5.44%, 1/9/97............................        5,000,000           4,993,956
    Series B, 5.33%, 3/3/97............................        5,000,000           4,954,843
                                                                                 -----------
Total Letters of Credit (Cost $217,124,823)............                          217,124,823
                                                                                 -----------


SHORT-TERM NOTES-86.7%
AUTOMOTIVE-0.8%
BMW U.S. Capital Corp.:
  5.31%, 2/24/97    ...................................        10,000,000          9,920,350
  5.32%, 2/20/97    ...................................        20,000,000         19,852,222
                                                                                 -----------
                                                                                  29,772,572
                                                                                 -----------
BANKS-0.7%
Bankers Trust Co., New York, 5.35%, 11/26/97(1)............    10,000,000          9,993,799
CoreStates Capital Corp.:
  5.36%, 6/27/97 ..........................................     5,000,000          4,868,233
  5.47%, 7/14/97(1)........................................     5,000,000          5,000,000
  5.70%, 6/27/97(1)........................................     5,000,000          5,000,000
                                                                                 -----------
                                                                                  24,862,032
                                                                                 -----------


STATEMENT OF INVESTMENTS December 31, 1996 (Continued) Daily Cash Accumulation Fund, Inc.



                                                                 Face               Value
                                                                Amount            See Note 1
                                                              ---------          -----------



BEVERAGES-3.2%
Coca-Cola Enterprises, Inc.:
5.31%, 3/19/97(3) .......................................... $12,000,000         $11,863,453
5.31%, 3/7/97(3) ...........................................  27,000,000          26,739,910
5.32%, 2/26/97(3) ..........................................  15,000,000          14,875,867
5.32%, 2/27/97(3) ..........................................  10,000,000           9,915,767
5.33%, 2/19/97(3) ..........................................  15,000,000          14,891,179
5.34%, 1/31/97(3) ..........................................  17,000,000          16,924,350
5.35%, 3/11/97(3) ..........................................   5,000,000           4,948,729
5.35%, 3/18/97(3) ..........................................   8,000,000           7,909,644
5.35%, 3/24/97(3) ..........................................   7,000,000           6,914,697

                                                                                 -----------
                                                                                 114,983,596
                                                                                 -----------
BROKER/DEALERS-12.5%
CS First Boston, Inc.:
  5.31%, 1/30/97 ............................................   7,000,000          6,970,057
  5.31%, 2/20/97 ............................................  15,000,000         14,889,375
  5.33%, 2/13/97(3) .........................................  25,000,000         24,840,661
  5.35%, 2/12/97(3) .........................................  10,000,000          9,937,642
  5.38%, 3/4/97(1)(4) .......................................  10,000,000         10,000,000
  5.58%, 1/21/97(1)(4) ......................................  10,000,000         10,000,000
Goldman Sachs Group, L.P.:
  5.31%, 3/21/97 ............................................  23,000,000         22,731,992
  5.31%, 5/5/97 .............................................  15,000,000         14,725,650
  5.38%, 3/14/97 ............................................  10,000,000          9,892,400
  5.42%, 1/17/97 ............................................  10,000,000          9,975,911
  5.43%, 1/13/97 ............................................  30,000,000         29,945,700
  5.50%, 4/4/97 .............................................  15,000,000         14,786,875
  8.25%, 1/2/97 .............................................  52,550,000         52,539,173
Merrill Lynch & Co., Inc.:
  5.31%, 2/28/97 ............................................   5,000,000          4,957,225
  5.33%, 1/2/97 .............................................  20,000,000         19,997,036
  5.33%, 1/24/97 ............................................  20,000,000         19,931,894
  5.33%, 3/10/97 ............................................  20,000,000         19,798,644
  5.35%, 1/28/97 ............................................   5,000,000          4,979,937
  5.40%, 1/31/97(1) .........................................  20,000,000         20,000,000
  5.40%, 2/10/97 ............................................  12,000,000         11,928,000
  5.42%, 1/23/97 ............................................  35,000,000         34,884,897
  5.42%, 12/19/97(1) ........................................  15,000,000         14,999,534
  5.43%, 10/24/97(1) ........................................  10,000,000          9,998,378
  5.44%, 1/21/97 ............................................  10,000,000          9,969,778

STATEMENT OF INVESTMENTS December 31, 1996 (Continued) Daily Cash Accumulation Fund, Inc.



                                                               Face               Value
                                                              Amount            See Note 1
                                                             ---------         -----------

BROKER/DEALERS-12.5% (CONTINUED)
Morgan Stanley Group, Inc.:
  5.26%, 6/27/97(1) ......................................  $36,815,000        $ 36,815,000
  5.41%, 2/3/97 ..........................................   10,000,000           9,950,408
                                                                                -----------
                                                                                449,446,167
                                                                                -----------
BUILDING MATERIALS-0.1%
Compagnie de Saint-Gobain, 5.38%, 4/23/97..................   5,000,000           4,916,311
                                                                                -----------

CHEMICALS-0.2%
Monsanto Co., 5.30%, 1/27/97(3)............................   6,900,000           6,873,588
                                                                                -----------

COMMERCIAL FINANCE-12.3% CIT Group Holdings, Inc.:
  5.31%, 1/24/97 ..........................................  15,000,000          14,949,112
  5.33%, 11/20/97(1) ......................................  15,000,000          14,989,942
  5.35%, 5/1/97(1) ........................................  10,000,000           9,996,244
  5.35%, 6/11/97(1) .......................................  10,000,000           9,994,762
  5.37%, 9/17/97(1) .......................................  20,000,000          19,989,710
  5.67%, 3/1/98(1) ........................................  38,500,000          38,500,000
Countrywide Home Loans:
  5.33%, 1/23/97 ..........................................  24,000,000          23,921,827
  5.33%, 2/19/97 ..........................................   5,000,000           4,963,726
  5.33%, 3/3/97 ...........................................   5,000,000           4,954,843
  5.34%, 1/8/97 ...........................................   9,000,000           8,990,655
  5.34%, 3/12/97 ..........................................   5,000,000           4,948,083
  5.36%, 3/5/97 ...........................................  16,000,000          15,849,920
  5.37%, 3/4/97 ...........................................  10,000,000           9,907,517
FINOVA Capital Corp.:
  5.37%, 2/18/97 ..........................................   3,000,000           2,978,520
  5.37%, 2/24/97 ..........................................  10,000,000           9,919,450
  5.37%, 2/28/97 ..........................................   7,000,000           6,939,326
  5.38%, 1/7/97 ...........................................   8,000,000           7,992,827
  5.38%, 2/20/97 ..........................................   5,000,000           4,962,639
  5.40%, 1/15/97 ..........................................   5,000,000           4,989,500
  5.40%, 2/27/97 ..........................................  32,000,000          31,727,682
  5.43%, 2/26/97 ..........................................  20,000,000          19,831,067
  5.49%, 2/5/97 ...........................................   5,000,000           4,973,312
  5.53%, 1/24/97 ..........................................   5,000,000           4,982,335
  5.68%, 1/17/97 ..........................................   3,000,000           2,992,427
  6.06%, 2/21/97(1) .......................................  15,000,000          15,000,000

STATEMENT OF INVESTMENTS December 31, 1996 (Continued) Daily Cash Accumulation Fund, Inc.



                                                                  Face             Value
                                                                 Amount          See Note 1
                                                               ---------         -----------

COMMERCIAL FINANCE-12.3% (CONTINUED)
Heller Financial, Inc.:
5.41%, 3/17/97 ............................................. $20,000,000         $19,774,479
5.42%, 2/6/97 ..............................................   7,000,000           6,962,060
5.43%, 1/14/97 .............................................  15,000,000          14,970,587
5.45%, 3/20/97 .............................................   5,000,000           4,940,958
5.45%, 3/21/97 .............................................   2,000,000           1,976,081
5.46%, 10/1/97(1) ..........................................  20,000,000          19,997,008
5.46%, 10/10/97(1) .........................................  13,000,000          12,997,991
5.55%, 4/10/97 .............................................   7,000,000           6,893,162
5.55%, 4/2/97 ..............................................   9,500,000           9,366,723
5.59%, 12/18/97(1) .........................................  15,000,000          15,000,000
5.66%, 1/15/97 .............................................  10,000,000          10,000,518
5.69%, 3/28/97(1) ..........................................  20,000,000          20,001,439
                                                                                 -----------
                                                                                 442,126,432
                                                                                 -----------
COMPUTER SOFTWARE-0.3%
First Data Corp.:
  5.37%, 6/10/97 ............................................  5,000,000           4,880,667
  5.40%, 2/25/97 ............................................  5,000,000           4,958,750
                                                                                 -----------
                                                                                   9,839,417
                                                                                 -----------
CONGLOMERATES-1.0%
Mitsubishi International Corp.:

5.34%, 1/8/97 ...............................................  9,500,000           9,490,136
5.43%, 2/7/97 ............................................... 19,000,000          18,893,964
5.44%, 2/14/97 ..............................................  7,800,000           7,748,139
                                                                                  ----------
                                                                                  36,132,239
                                                                                 -----------
CONSUMER FINANCE-3.0%
American Express Corp., 5.32%, 1/3/97 ....................... 15,000,000          14,995,567
Island Finance Puerto Rico, Inc.:
5.32%, 3/11/97 .............................................. 13,700,000          13,560,306
5.34%, 3/24/97 ..............................................  5,100,000           5,037,967
5.36%, 1/15/97 ..............................................  8,000,000           7,983,324
5.39%, 3/25/97 .............................................. 16,500,000          16,294,955
5.44%, 3/20/97 .............................................. 10,000,000           9,882,133

STATEMENT OF INVESTMENTS December 31, 1996 (Continued) Daily Cash Accumulation Fund, Inc.



                                                                 Face               Value
                                                                Amount            See Note 1
                                                               ---------         -----------

CONSUMER FINANCE-3.0% (CONTINUED)
Sears Roebuck Acceptance Corp.:
  5.31%, 3/3/97 ...........................................  $25,000,000         $ 24,775,063
  5.32%, 3/31/97 ..........................................    9,000,000            8,881,630
  5.43%, 1/16/97 ..........................................    5,000,000            4,988,688
                                                                                 ------------
                                                                                  106,399,633
                                                                                 ------------
DIVERSIFIED FINANCIAL-14.5%
Associates Corp. of North America, 7.28%, 1/2/97 ..........   75,000,000           74,984,833
Ford Motor Credit Co.:
  5.32%, 1/10/97 ..........................................   15,000,000           14,980,050
  5.32%, 1/6/97 ...........................................   24,300,000           24,282,045
  5.32%, 1/8/97 ...........................................   13,600,000           13,585,932
  5.32%, 1/9/97 ...........................................   15,000,000           14,982,267
  5.40%, 1/2/97 ...........................................   75,000,000           74,985,167
  5.57%, 5/12/97(1) .......................................   15,000,000           15,001,935
General Electric Capital Corp.:
  5.31%, 1/15/97 ..........................................   15,000,000           14,969,025
  5.50%, 1/31/97 ..........................................    5,000,000            4,977,083
General Electric Capital Services, 7.12%, 1/2/97 ..........   78,000,000           77,984,573
General Motors Acceptance Corp.:
  5.35%, 1/8/97 ...........................................   21,000,000           20,978,154
  5.35%, 3/3/97 ...........................................    5,000,000            4,954,674
  5.38%, 2/18/97 ..........................................   10,000,000            9,928,267
  5.41%, 4/10/97 ..........................................    5,000,000            5,058,018
  5.41%, 4/7/97 ...........................................   27,975,000           27,569,817
  5.45%, 1/16/97 ..........................................   10,000,000            9,977,292
  5.45%, 2/12/97 ..........................................   13,000,000           12,917,342
  5.45%, 2/12/97 ..........................................   17,000,000           16,891,908
  5.45%, 2/4/97 ...........................................    8,900,000            8,854,190
  5.45%, 2/6/97 ...........................................   10,000,000            9,945,500
  5.45%, 4/21/97(1) .......................................   15,000,000           14,991,777
  5.47%, 2/14/97 ..........................................   18,500,000           18,376,317
  5.48%, 3/11/97 ..........................................    5,000,000            4,947,483
  5.48%, 3/26/97 ..........................................    5,025,000            4,960,747
Household Finance Corp., 5.30%, 2/24/97....................   15,000,000           14,880,750
Transamerica Finance Corp., 5.33%, 3/17/97 ................    5,000,000            4,944,479
                                                                                   ----------
                                                                                  520,909,625
                                                                                  -----------

STATEMENT OF INVESTMENTS December 31, 1996 (Continued) Daily Cash Accumulation Fund, Inc.



                                                               Face       Value
                                                              Amount    See Note 1
                                                            ---------   ---------



ELECTRICAL EQUIPMENT-0.4%
Xerox Corp., 5.30%, 1/10/97 ............................. $15,000,000  $14,980,125
                                                                       -----------
ELECTRONICS-2.3%
Avnet, Inc., 5.34%, 3/14/97 ..............................  5,000,000    4,946,600
Mitsubishi Electric Finance America, Inc.:
  5.32%, 2/21/97(3) ...................................... 10,000,000    9,924,633
  5.33%, 1/30/97(3) ...................................... 16,285,000   16,214,929
  5.35%, 1/15/97(3) ...................................... 10,000,000    9,979,194
  5.36%, 2/5/97(3) ....................................... 25,000,000   24,869,722
  5.37%, 1/3/97(3) ....................................... 16,734,000   16,729,008
                                                                       -----------
                                                                        82,664,086
                                                                       -----------
ENVIRONMENTAL-0.1%
WMX Technologies, Inc., 5.36%, 4/18/97(3).................. 5,000,000    4,920,344
                                                                       -----------

HEALTHCARE/DRUGS-0.1%
Sandoz Corp., 5.30%, 1/23/97(3)............................ 5,000,000    4,983,806
                                                                       -----------

HEALTHCARE/SUPPLIES & SERVICES-0.5%
American Home Products, 5.33%, 1/10/97(3)................. 10,000,000    9,986,675
Sherwood Medical Co., 5.32%, 1/24/97(3).................... 7,000,000    6,976,208
                                                                       -----------
                                                                        16,962,883
                                                                       -----------
INDUSTRIAL SERVICES-0.4%
Atlas Copco AB, 5.30%, 2/24/97(3).........................  5,000,000    4,960,250
PHH Corp., 5.79%, 3/26/97(1).............................. 10,000,000    9,998,653
                                                                       -----------
                                                                        14,958,903
                                                                       -----------
INSURANCE-6.8%
Allstate Life Insurance Co., 5.38%, 1/3/97(1)............. 10,000,000   10,000,000
General American Life Insurance Co., 5.58%, 1/3/97(1)..... 30,000,000   30,000,000
Jackson National Life:
  5.39%, 1/3/97(1) ....................................... 15,000,000   15,000,000
  5.40%, 1/3/97(1) ....................................... 30,000,000   30,000,000
Pacific Mutual Life Insurance Co., 5.57%, 1/2/97(1)(4).....50,000,000   50,000,000
Protective Life Insurance Co., 5.52%, 1/26/97(1)(4)........20,000,000   20,000,000

STATEMENT OF INVESTMENTS December 31, 1996 (Continued) Daily Cash Accumulation Fund, Inc.



                                                             Face        Value
                                                            Amount     See Note 1
                                                           ---------   -----------


INSURANCE-6.8% (CONTINUED)
TransAmerica Life Insurance & Annuity Co.:
  5.38%, 10/15/97(1) ..................................   $25,000,000 $ 25,000,000
  5.38%, 8/7/97(1)(4) .................................    25,000,000   25,000,000
  5.38%, 9/30/97(1) ...................................    20,000,000   20,000,000
TransAmerica Occidental Life, 5.38%, 9/29/97(1).........   20,000,000   20,000,000
                                                                       -----------
                                                                       245,000,000
                                                                       -----------
LEASING & FACTORING-0.9%
International Lease Finance Corp.:
  5.30%, 3/7/97 ........................................   10,000,000    9,904,306
  5.33%, 2/3/97 ........................................   13,775,000   13,707,698
  5.33%, 2/7/97 ........................................   10,000,000    9,945,219
                                                                       -----------
                                                                        33,557,223
                                                                       -----------
NONDURABLE HOUSEHOLD GOODS-0.1%
Newell Co., 5.33%, 3/7/97(3).............................   5,000,000    4,951,882
                                                                       -----------

OIL-INTEGRATED-0.3%
Repsol International Finance, 5.35%, 3/28/97.............  10,000,000    9,872,194
                                                                       -----------

SAVINGS & LOANS-0.2%
First Bank FSB, 5.58%, 8/29/97(1)........................   7,000,000    6,999,550
                                                                       -----------

SPECIAL PURPOSE FINANCIAL-23.1%
Asset Backed Capital Finance, Inc.:
  5.45%, 3/12/97(3)                                        15,000,000   14,841,042
  5.48%, 12/15/97(1)(4) .................................  15,000,000   14,994,921
Asset-Securitization Cooperative:
  5.31%, 1/29/97(3) .....................................  10,000,000    9,958,700
  5.31%, 2/18/97(3) .....................................  15,000,000   14,893,867
  5.31%, 2/26/97(3) .....................................  25,000,000   24,793,500
  5.33%, 3/11/97(3) .....................................   7,000,000    6,928,489
  5.33%, 3/17/97(3) .....................................  10,000,000    9,888,958
  5.34%, 3/18/97(3) .....................................  14,200,000   14,039,919
  5.35%, 3/19/97(3) .....................................  10,000,000    9,885,569

STATEMENT OF INVESTMENTS December 31, 1996 (Continued) Daily Cash Accumulation Fund, Inc.



                                                                            Face        Value
                                                                           Amount     See Note 1
                                                                         ---------    -----------

SPECIAL PURPOSE FINANCIAL-23.1% (CONTINUED)
Beta Finance, Inc.:
  5.32%, 5/12/97(1)(3) ............................................... $15,000,000    $15,001,041
  5.35%, 3/17/97(3) ..................................................  10,000,000      9,888,542
  5.35%, 4/17/97(3) ..................................................  15,000,000     14,763,708
Cooperative Association of Tractor Dealers, Inc., 5.50%, 2/4/97 ......   8,200,000      8,157,406
CXC, Inc.:
  5.31%, 2/25/97(3) ..................................................  15,000,000     14,878,313
  5.32%, 1/7/97(3) ...................................................  15,000,000     14,986,700
  5.32%, 3/12/97(3) ..................................................  10,000,000      9,896,556
  5.33%, 1/8/97(3) ...................................................  20,000,000     19,979,272
  5.35%, 1/16/97(3) ..................................................   5,000,000      4,988,854
  5.35%, 2/5/97(3) ...................................................  25,000,000     24,869,965
Falcon Asset Securitization Corp.:
  5.30%, 2/25/97(3) ..................................................  15,000,000     14,878,542
  5.32%, 1/13/97(3) ..................................................  21,000,000     20,962,760
  5.33%, 1/7/97(3) ...................................................  16,000,000     15,985,787
First Deposit Master Trust 1993-3:
  5.32%, 1/24/97(3) ..................................................   5,000,000      4,983,006
  5.32%, 2/24/97(3) ..................................................  12,000,000     11,904,240
  5.32%, 2/26/97(3) ..................................................   5,900,000      5,851,174
  5.32%, 2/27/97(3) ..................................................  17,000,000     16,856,803
  5.35%, 1/21/97(3) ..................................................   9,200,000      9,172,656
  5.35%, 3/20/97(3) ..................................................   5,000,000      4,942,042
  5.65%, 1/9/97(3) ...................................................   5,000,000      4,993,944
Fleet Funding Corp.:
  5.32%, 1/9/97(3) ...................................................  27,026,000     26,994,049
  5.45%, 1/17/97(3) ..................................................  25,000,000     24,939,444
New Center Asset Trust:
  5.35%, 4/1/97 ......................................................  15,000,000     14,799,375
  5.40%, 2/6/97 ......................................................  15,000,000     14,919,000
  5.43%, 1/29/97 .....................................................  25,000,000     24,894,417
  7.30%, 1/2/97 ...................................................... 100,000,000     99,979,722
RACERS Series 1996-MM-12-3, 5.59%, 12/15/97(1)(4) ....................  15,000,000     15,000,000

STATEMENT OF INVESTMENTS DECEMBER 31, 1996 (Continued) Daily Cash Accumulation Fund, Inc.



                                                                           Face         Value
                                                                          Amount      See Note 1
                                                                        ---------     -----------


SPECIAL PURPOSE FINANCIAL-23.1% (CONTINUED)
Sheffield Receivables Corp.:
  5.32%, 1/16/97 ...................................................   $ 7,450,000   $ 7,433,486
  5.32%, 1/16/97(3) ................................................    10,000,000     9,977,833
  5.32%, 1/6/97(3) .................................................    26,160,000    26,140,648
Short Term Card Account Trust 1995-1, Class A1, 5.61%, 1/15/97(1)(4)    15,000,000    15,000,000
Sigma Finance, Inc.:
  5.30%, 5/16/97(3) ................................................     5,000,000     4,900,625
  5.31%, 5/12/97(3) ................................................    10,000,000     9,806,775
  5.31%, 5/14/97(3) ................................................     6,500,000     6,372,486
  5.31%, 5/19/97(3) ................................................     5,000,000     4,898,225
  5.32%, 5/6/97(3) .................................................     5,000,000     4,907,639
  5.33%, 3/3/97(3) .................................................     5,000,000     4,954,843
  5.37%, 4/15/97(3) ................................................    15,000,000    14,767,300
  5.37%, 4/28/97(3) ................................................    21,000,000    20,634,668
  5.37%, 4/8/97(3) .................................................    14,000,000    13,797,432
  5.38%, 1/3/97(3) .................................................    10,000,000     9,997,011
  5.38%, 4/9/97(3) .................................................    24,000,000    23,649,024
  5.44%, 2/28/97(3) ................................................    10,000,000     9,912,356
  5.45%, 1/24/97(3) ................................................     5,000,000     4,982,590
  5.45%, 2/19/97(3) ................................................    15,000,000    14,888,729
SMM Trust:
  1996-B, 5.42%, 8/4/97(4) .........................................    10,000,000    10,000,000
  1996-I, 5.71%, 5/29/97(1)(4) .....................................    10,000,000    10,000,000
  1996-V, 5.98%, 3/26/97(4) ........................................    10,000,000    10,000,000
TIERS Series DCMT 1996-A, 5.64%, 10/15/97(1)(4)............ ........     5,000,000     5,000,000
                                                                                     -----------
                                                                                     831,713,953
                                                                                     -----------
TELECOMMUNICATIONS-TECHNOLOGY-2.9%
GTE Corp., 5.48%, 4/1/97 ............................................    10,000,000     9,863,000
NYNEX Corp.:
  5.32%, 2/21/97 ....................................................    8,000,000     7,939,707
  5.33%, 2/18/97 ....................................................    5,000,000     4,964,467
  5.34%, 1/27/97 ....................................................    5,000,000     4,980,717
  5.34%, 3/6/97 .....................................................   10,000,000     9,905,067
  5.34%, 3/7/97 .....................................................    7,000,000     6,932,508

STATEMENT OF INVESTMENTS December 31, 1996 (Continued) Daily Cash Accumulation Fund, Inc.



                                                                                 Face                  Value
                                                                               Amount                See Note 1
                                                                               ---------             -----------



TELECOMMUNICATIONS-TECHNOLOGY-2.9% (CONTINUED)
  5.35%, 1/10/97 ...........................................................  $20,000,000          $   19,973,250
  5.35%, 1/24/97 ...........................................................   10,000,000               9,965,819
  5.35%, 3/5/97 ............................................................    5,000,000               4,953,363
  5.42%, 1/13/97 ...........................................................   15,000,000              14,972,900
  5.42%, 1/17/97 ...........................................................    9,400,000               9,377,607
                                                                                                   --------------
                                                                                                      103,828,405
                                                                                                   --------------
Total Short-Term Notes (Cost $3,121,654,966)................................                        3,121,654,966
                                                                                                   --------------


U.S. GOVERNMENT AGENCIES-0.9%
Federal Home Loan Bank, 5.68%, 8/1/97 (Cost $33,982,579)(1) ................    34,000,000             33,982,579
                                                                                                   --------------


FOREIGN GOVERNMENT OBLIGATIONS-1.0%
Bayerische Landesbank Girozentrale, 5.07%, 7/29/97(1) ......................    15,000,000             15,000,000
Westdeutsche Landesbank Girozentrale, guaranteeing commercial paper of:
  Unibanco-Uniao de Bancos Brasileiros SA-Grand Cayman-Series A, 5.37%, 4/7/97   5,000,000              4,928,400

  Comision Federal de Electricidad:

    Series A, 5.31%, 2/18/97 ...............................................    10,000,000              9,929,200
    Series A, 5.36%, 3/11/97 ...............................................     5,000,000              4,948,633
                                                                                                   --------------
Total Foreign Government Obligations (Cost $34,806,233)....                                            34,806,233
                                                                                                   --------------
Total Investments, at Value.................................................         100.5%         3,619,270,756
Liabilities in Excess of Other Assets.......................................          (0.5)         (17,781,686)
                                                                                     -----         --------------

Net Assets..................................................................         100.0%        $3,601,489,070
                                                                                     =====         ==============

STATEMENT OF INVESTMENTS December 31, 1996 (Continued) Daily Cash Accumulation Fund, Inc.




Short-term notes, direct bank obligations and letters of credit are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

1. Floating or variable rate obligation. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on December 31, 1996. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.
2. Put obligation redeemable at full face value on the date reported. 3. Restricted securities, including those issued in exempt transactions without registration under the Securities Act of 1933 (the Act), amounting to $881,361,667, or 24.47% of the Fund's net assets, have been determined to be liquid pursuant to guidelines adopted by the Board of Directors.
4. Restricted securities which are considered illiquid, by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale, amount to $194,994,921, or 5.41% of the Fund's net assets. The Fund may not invest more than 10% of its net assets (determined at the time of purchase) in illiquid securities.


See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES December 31, 1996 Daily Cash Accumulation Fund, Inc.

ASSETS:
Investments, at value-see accompanying statement .............       $3,619,270,756
Cash .........................................................            4,025,043
Receivables:
  Interest ...................................................            7,239,494
  Shares of capital stock sold ...............................              435,693
Other ........................................................               71,879
                                                                     --------------
    Total assets .............................................        3,631,042,865
                                                                     --------------
LIABILITIES:
Payables and other liabilities:
  Shares of capital stock redeemed ...........................           28,952,775
  Service plan fees ..........................................              235,143
  Dividends ..................................................                8,792
  Directors' fees ............................................                4,452
Other ........................................................              352,633
                                                                     --------------
  Total liabilities ..........................................           29,553,795
                                                                     --------------

NET ASSETS ...................................................       $3,601,489,070
                                                                     ==============

COMPOSITION OF NET ASSETS:
Par value of shares of capital stock .........................       $  360,135,211
Additional paid-in capital ...................................        3,241,216,896
Accumulated net realized gain on investment transactions .....              136,963
                                                                     --------------

NET ASSETS-applicable to 3,601,352,108 shares of capital
  stock outstanding ..........................................       $3,601,489,070
                                                                     ==============
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE
  PER SHARE ..................................................                $1.00

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended December 31, 1996 Daily Cash Accumulation Fund, Inc.

INVESTMENT INCOME-Interest .............................................................     $ 197,327,796
                                                                                             -------------

EXPENSES:
Management fees-Note 3 .................................................................        13,374,834
Service plan fees-Note 3 ...............................................................         7,123,026
Transfer and shareholder servicing agent fees-Note 3 ...................................         2,910,657
Custodian fees and expenses ............................................................           384,166
Registration and filing fees ...........................................................           342,496
Shareholder reports ....................................................................           273,627
Legal and auditing fees ................................................................            45,581
Directors' fees and expenses ...........................................................            30,738
Insurance expenses .....................................................................            29,160
Other ..................................................................................            11,999
                                                                                             -------------
  Total expenses .......................................................................        24,526,284
  Less reimbursement of expenses by Centennial Asset Management Corporation-Note 3 .....          (441,801)
                                                                                             -------------
  Net expenses .........................................................................        24,084,483
                                                                                             -------------
NET INVESTMENT INCOME ..................................................................       173,243,313

NET REALIZED GAIN ON INVESTMENTS .......................................................             2,534
                                                                                             -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................................     $ 173,245,847
                                                                                             =============

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS Daily Cash Accumulation Fund, Inc.

                                                                      Year Ended December 31,
                                                                    1996                   1995
                                                              ---------------        ---------------
OPERATIONS:
Net investment income .................................       $   173,243,313        $   179,893,318
Net realized gain .....................................                 2,534                664,800
                                                              ---------------        ---------------
Net increase in net assets resulting from operations ..           173,245,847            180,558,118


DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS ...........          (173,245,601)          (180,522,108)

CAPITAL STOCK TRANSACTIONS:
Net increase in net assets resulting from capital stock
  transactions-Note 2 .................................            77,763,723            565,456,928
                                                              ---------------        ---------------

NET ASSETS:
Total increase ........................................            77,763,969            565,492,938
Beginning of period ...................................         3,523,725,101          2,958,232,163
                                                              ---------------        ---------------
End of period .........................................       $ 3,601,489,070        $ 3,523,725,101
                                                              ===============        ===============

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Daily Cash Accumulation Fund, Inc.

                                                                    Year Ended December 31,
                                                    1996        1995        1994        1993        1992
                                                    ----        ----        ----        ----        ----
PER SHARE OPERATING DATA:
Net asset value, beginning
  of period ...................................    $1.00       $1.00       $1.00       $1.00       $1.00
Income from investment
  operations-net investment
  income and net realized gain ................      .05         .05         .04         .03         .03
Dividends and distributions to shareholders ...     (.05)       (.05)       (.04)       (.03)       (.03)
                                                   -----       -----       -----       -----       -----
Net asset value, end of period ................    $1.00       $1.00       $1.00       $1.00       $1.00
                                                   =====       =====       =====       =====       =====

TOTAL RETURN, AT
  NET ASSET VALUE(1) ..........................     4.93%       5.47%       3.77%       2.69%       3.54%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) .......   $3,602      $3,524      $2,958      $3,589      $4,061
Average net assets (in millions) ..............   $3,591      $3,379      $3,378      $3,940      $4,760

RATIOS TO AVERAGE NET ASSETS:
Net investment income .........................     4.82%       5.32%       3.64%       2.67%       3.50%
Expenses, before voluntary reimbursement
  by the Manager ..............................     0.68%       0.71%       0.74%       0.74%       0.70%
Expenses, net of voluntary reimbursement
  by the Manager ..............................     0.67%        N/A        0.73%        N/A         N/A

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS Daily Cash Accumulation Fund, Inc.


1. SIGNIFICANT ACCOUNTING POLICIES

Daily Cash Accumulation Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek the maximum current income that is consistent with low capital risk and the maintenance of liquidity. The Fund seeks to achieve this objective by investing in "money market" securities meeting specified quality standards. The Fund's investment adviser is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Fund.

Investment Valuation-Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Federal Taxes-The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

Distributions to Shareholders-The Fund intends to declare dividends from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. To effect its policy of maintaining a net asset value of $1.00 per share, the Fund may withhold dividends or make distributions of net realized gains.

Other-Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS (Continued) Daily Cash Accumulation Fund, Inc.


2. CAPITAL STOCK
The Fund has authorized 15,000,000,000 shares of $0.10 par value capital stock. Transactions in shares of capital stock were as follows:

                                     Year Ended December 31, 1996               Year Ended December 31, 1995
                                 ------------------------------------       ------------------------------------
                                     Shares                Amount               Shares               Amount
                                 --------------       ---------------       --------------       ---------------
Sold ......................       7,263,772,507       $ 7,263,772,507        7,320,626,109       $ 7,320,626,109
Dividends and distributions
reinvested ................         170,695,960           170,695,960          177,673,219           177,673,219
Redeemed ..................      (7,356,704,744)       (7,356,704,744)      (6,932,842,400)       (6,932,842,400)
                                 --------------       ---------------       --------------       ---------------
Net increase ..............          77,763,723       $    77,763,723          565,456,928       $   565,456,928
                                 ==============       ===============       ==============       ===============


3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.45% on the first $500 million of average annual net assets with a reduction of 0.025% on each $500 million thereafter, to 0.25% on net assets in excess of $4 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

Independently of the investment advisory agreement with the Fund, effective December 1, 1994, the Manager has voluntarily agreed to assume the Fund's expenses to the level needed to enable the Fund's seven-day yield (computed in accordance with procedures specified pursuant to regulations adopted under the Investment Company Act of 1940) to at least equal the seven-day yield of Centennial Money Market Trust, a related Fund for which the Manager also serves as investment adviser.

Shareholder Services, Inc. (SSI), a subsidiary of OFI, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. SSI's total costs of providing such services are allocated ratably to these companies.

Under an approved plan of distribution, the Fund may expend up to 0.20% of its net assets annually to reimburse certain securities dealers and other financial institutions and organizations for costs incurred in distributing Fund shares.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

Below is a description of the two highest rating categories for Short Term Debt and Long Term Debt by the "Nationally-Recognized Statistical Rating Organizations" which the Manager evaluates in purchasing securities on behalf of the Fund. The ratings descriptions are based on information supplied by the ratings organizations to subscribers.

Short Term Debt Ratings.

Moody's Investors Service, Inc. ("Moody's"): The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

     Prime-1:  Superior  capacity  for  repayment.  Capacity  will  normally  be evidenced by the following characteristics: (a) leveling market positions in well- established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG". These rating categories are as follows:

          MIG1/VMIG1:  Best  quality.  There is  present  strong  protection  by
               established   cash   flows,   superior   liquidity   support   or
               demonstrated broad-based access to the market for refinancing.

          MIG2/VMIG2: High quality. Margins of protection are ample although not so large as in the preceding group.

Standard & Poor's Corporation ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

         A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1".

S&P's ratings for Municipal Notes due in three years or less are:

         SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2:             Satisfactory capacity to pay principal and interest.

S&P assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. With short-term demand debt, S&P's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A-1+").

Fitch Investors Service, Inc. ("Fitch"): Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

         F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

         F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

         F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

Duff & Phelps, Inc. ("Duff & Phelps"): The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

          Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

IBCA Limited or its affiliate IBCA Inc. ("IBCA"): Short-term ratings, including commercial paper (with maturities up to 12 months), are as follows:

         A1+: Obligations supported by the highest capacity for timely repayment.

         A1: Obligations supported by a very strong capacity for timely repayment.

         A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

Thomson BankWatch, Inc. ("TBW"): The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.

         TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

         TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

Long Term Debt Ratings. These ratings are relevant for securities purchased by the Fund with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations.

Moody's:  Bonds (including municipal bonds) are rated as follows:

     Aaa: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.

     Aa: Judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

Moody's applies numerical modifiers "1", "2" and "3" in its "Aa" rating classification. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's:  Bonds (including municipal bonds) are rated as follows:

          AAA: The highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

          AA: A strong capacity to pay interest and repay principal and differ from "AAA" rated issues only in small degree.

Fitch:

          AAA: Considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          AA: Considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

Duff & Phelps:

          AAA: The highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Plus (+)
          and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

IBCA: Long-term obligations (with maturities of more than 12 months) are rated as follows:

          AAA: The lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risk significantly.

          AA: A very low expectation for investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

A plus (+) or minus (-) sign may be appended to a long term rating to denote relative status within a rating category.

TBW: TBW issues the following ratings for companies. These ratings assess the likelihood of receiving payment of principal and interest on a timely basis and incorporate TBW's opinion as to the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.

         A: Possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

         A/B: The company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

                                   APPENDIX B

                      AUTOMATIC WITHDRAWAL PLAN PROVISIONS

         By requesting an Automatic Withdrawal Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and elsewhere in the Application for such Plans, and the Prospectus and this Statement of Additional Information as they may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

         Fund shares will be redeemed as necessary to meet withdrawal payments. Depending on the amount withdrawn, the investor's principal may be depleted. Payments made to shareholders under such plans may not be considered as a yield or income on investment. Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges on purchases. Accordingly, a shareholder may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases.

     1. Shareholder Services, Inc. (the "Transfer Agent") will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent.

     2. Certificates will not be issued for shares of the Funds purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates now held by the Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan. Those shares will be carried on the Planholder's Plan Statement.

     3. Distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends may be paid in cash or reinvested.

     4. Redemptions of shares in connection with disbursement payments will be made at the net asset value per share determined on the redemption date.

     5. Checks or ACH payments will be transmitted three business days prior to the date selected for receipt of the monthly or quarterly payment (the date of receipt is approximate), according to the choice specified in writing by the Planholder.

     6. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed at any time by the Planholder on written notification to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification before the requested change can be put into effect.

     7. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In such case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

     8. The Plan may, at any time, be terminated by the Planholder on written notice to the Transfer Agent, or by the Transfer Agent upon receiving directions to that effect from the Fund. the Transfer Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Transfer Agent or the Fund, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

     9. For purposes of using shares held under the Plan as collateral, the Planholder may request issuance of a portion of his shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares as to which a certificate may be issued, so as not to cause the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. Should such uncertificated shares become exhausted, Plan withdrawals will terminate.

     10. The Transfer Agent shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith.

     11. In the event that the Transfer Agent shall cease to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

                                   APPENDIX C

                            Industry Classifications


                       Corporate Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts  Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable  Television
Chemicals
Commercial  Finance
Computer  Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified  Financial
Diversified  Media
Drug Stores
Drug  Wholesalers
Durable  Household  Goods
Education
Electric  Utilities
Electrical  Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental

Food
Gas Utilities
Gold
Health  Care/Drugs
Health  Care/Supplies  & Services
Homebuilders/Real  Estate
Hotel/Gaming
Industrial   Services
Insurance
Leasing  &  Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable  Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings  & Loans
Shipping
Special Purpose  Financial
Specialty  Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking

Investment Advisor and Distributor
Centennial Asset Management Corporation
6803 South Tucson Way
Englewood, Colorado 80112

Transfer and Shareholder Servicing Agent
Shareholder Services, Inc.
P.O. Box 5143
Denver, Colorado 80217
1-800 525-9310

Custodian
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202





PX0140.001.0597

DEAR SHAREHOLDER:


The job of a money market portfolio is to provide liquidity, safety of principal and a yield that keeps pace with inflation. During the fiscal year ended June 30, 1997, your Centennial Money Market Trust achieved those objectives.

For the fiscal year ended June 30, 1997, Centennial Money Market Trust had a compounded annual yield of 4.99%. Without compounding, the corresponding yield was 4.87%. The seven-day annualized yields, with and without compounding, for the year ended June 30, 1997 were 5.17% and 5.04%, respectively.(1) It's important to remember that an investment in the Trust is neither insured nor guaranteed by the U.S. government, and there is no assurance that the Trust will maintain a stable $1.00 share price in the future.

Our strategy is to invest in the securities that present minimal credit risk. Through our independent credit analysis, we are able to add value, in the way of additional yield, by identifying and investing in securities that are improving credits. We may invest in securities that receive the second highest rating issued by one credit rating agency, but that security must also have been assigned the highest rating by at least two other ratings agencies. We invest in such a "split-rated" security only if it is, in our opinion, an improving credit and likely to be upgraded.

The U.S. economy is in the midst of one of its best periods in decades, with growth in 1997 reaching an annual rate of 4%, up from about 2% in 1995. Unemployment has fallen to its lowest level since the early 1970s. Meanwhile, inflation is dormant, despite the strengthening economy.

As a result, interest rates have remained under control. Although 30-year Treasury rates have risen above 7% several times during the past twelve months, yields on short-term securities, such as U.S. Treasury bills and money market securities, have hovered closer to 5%.

In  comparison,  the  annual  inflation  rate is  generally  agreed  to be about
2.5%.(2) That means that the difference between money market yields and inflation is roughly 3 percentage points, twice the normal "spread." Considering their low level of risk and their traditional role as an alternative to cash, today's money market fund yields are quite attractive.

On March 25, 1997, the Federal Reserve Board raised short-term interest rates by 0.25%. Many market observers predicted the Fed's attempt to slow down the economy, since the Gross Domestic Product during the first quarter of 1997 was growing at a 5.8% annual rate. Although the March action came as no surprise, the next question was whether the Fed was going to raise interest rates further. However, the


Fed often behaves unexpectedly. Many investors expected the Fed to raise interest rates another 0.25% at its May 20, 1997 meeting. Instead, the Fed left interest rates unchanged, satisfied that the economy was slowing down.

Rather than try to make such predictions, our strategy is to "ladder" the portfolio with some securities maturing in a few days, some maturing in a month, some maturing in two months and so on. With a relatively broad maturity spectrum, the portfolio is less affected by Fed moves up or down. At the same time, the portfolio is able to enjoy higher income typically available on longer-term money market securities.

Thank you for your confidence in Centennial Money Market Trust. We look forward to helping you reach your investment goals in the future.

Sincerely,

/s/ JAMES C. SWAIN
James C. Swain
Chairman
Centennial Money Market Trust


/s/ BRIDGET A. MACASKILL
Bridget A. Macaskill
President
Centennial Money Market Trust

July 22, 1997

1. Compounded yields assume reinvestment of dividends. Past performance does not guarantee future results.

2. Data: Labor Dept.


STATEMENT OF INVESTMENTS June 30, 1997
Centennial Money Market Trust

                                                                                Face                 Value
                                                                               Amount             See Note 1
                                                                            ------------        --------------
BANKERS' ACCEPTANCES-0.3%
BankBoston, N.A., 5.28%, 8/18/97  . . . . . . . . . . . . . . . . . . . .   $ 18,000,000        $   17,873,280
Barnett Banks, Inc., 5.59%, 11/25/97  . . . . . . . . . . . . . . . . . .     10,000,000             9,771,742
                                                                                                --------------
Total Bankers' Acceptances  . . . . . . . . . . . . . . . . . . . . . . .                           27,645,022
                                                                                                --------------

CERTIFICATES OF DEPOSIT-3.1%
DOMESTIC CERTIFICATES OF DEPOSIT-0.7%
LaSalle National Bank:
  5.46%, 7/1/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . .     20,000,000            20,000,000
  5.52%, 7/9/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . .     17,000,000            17,000,000
  5.67%, 10/17/97   . . . . . . . . . . . . . . . . . . . . . . . . . . .     25,000,000            25,000,000
                                                                                                --------------
                                                                                                    62,000,000
                                                                                                --------------
YANKEE CERTIFICATES OF DEPOSIT-2.4%
ABN Amro Bank, N.V., 5.49%, 7/11/97 . . . . . . . . . . . . . . . . . . .     35,000,000            35,000,191
Deutsche Bank AG, 5.55%, 7/3/97 . . . . . . . . . . . . . . . . . . . . .     10,000,000             9,999,952
Societe Generale:
  5.45%, 7/14/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     25,000,000            25,000,398
  5.68%, 8/21/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     18,000,000            18,000,206
  5.68%, 8/21/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     20,000,000            19,999,850
  5.72%, 10/21/97   . . . . . . . . . . . . . . . . . . . . . . . . . . .     30,000,000            29,969,410
  5.75%, 12/23/97   . . . . . . . . . . . . . . . . . . . . . . . . . . .     15,000,000            15,000,000
  5.75%, 12/23/97   . . . . . . . . . . . . . . . . . . . . . . . . . . .     10,000,000            10,000,000
  5.75%, 8/18/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15,000,000            15,000,000
  5.75%, 8/8/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15,000,000            15,000,000
  5.92%, 9/17/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     20,000,000            20,012,065
                                                                                                --------------
                                                                                                   212,982,072
                                                                                                --------------
Total Certificates of Deposit   . . . . . . . . . . . . . . . . . . . . .                          274,982,072
                                                                                                --------------
DIRECT BANK OBLIGATIONS-5.8%
Abbey National North America Corp.:
  5.275%, 8/21/97   . . . . . . . . . . . . . . . . . . . . . . . . . . .     20,000,000            19,850,542
  5.39%, 7/11/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     72,000,000            71,892,339

ABN Amro North America Finance, Inc.:
  5.28%, 7/23/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     50,000,000            49,835,611
  5.37%, 7/11/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     35,000,000            34,947,792
Bank One Dayton N.A., 5.70%, 11/3/97(1) . . . . . . . . . . . . . . . . .     15,000,000            14,997,187

BankBoston, N.A.:
  5.05%, 1/20/98  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15,000,000            15,000,000
  5.53%, 7/11/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15,000,000            15,000,000
  5.69%, 8/27/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     30,000,000            30,000,000
  5.69%, 8/29/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     40,000,000            40,000,000
  5.69%, 9/8/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15,000,000            15,000,000





                                                                               3


STATEMENT OF INVESTMENTS June 30, 1997 (Continued)
Centennial Money Market Trust

                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
DIRECT BANK OBLIGATIONS (CONTINUED)
Bankers Trust Co., New York:
  5.37%, 12/10/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 17,000,000        $   16,998,186
  5.60%, 11/26/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,993,026
  5.66%, 6/9/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            16,992,249
  5.70%, 10/17/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,999,126
  5.70%, 4/3/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,996,809
  5.71%, 4/15/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000             5,000,000
CoreStates Capital Corp., 5.608%, 12/18/97(1) . . . . . . . . . . . . . . . . . . . . . .         13,000,000            12,996,562

FCC National Bank:
  5.60%, 5/8/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,993,336
  5.63%, 8/21/97(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,999,595
Huntington National Bank, 5.53%, 7/9/97 . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            15,000,000

National Westminster Bank of Canada:
  5.38%, 7/2/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          7,000,000             6,998,954
  5.38%, 7/7/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,986,550

Societe Generale North America, Inc.:
  5.39%, 7/14/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,961,072
  5.61%, 9/2/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,852,737
Westdeutsche Landesbank Girozentrale, 5.58%, 12/22/97 . . . . . . . . . . . . . . . . . .         13,500,000            13,135,905
                                                                                                                    --------------
Total Direct Bank Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              528,427,578
                                                                                                                    --------------
LETTERS OF CREDIT-3.5%
Bank of America, guaranteeing commercial paper of Formosa Plastics Corp.
  USA-Series B, 5.57%, 10/27/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,543,569

Bank One, Cleveland, guaranteeing commercial paper of Capital One Funding Corp.:
  Series 1995F, 5.63%, 7/13/97(1)(2)  . . . . . . . . . . . . . . . . . . . . . . . . . .         10,496,000            10,496,000
  Series 1995F, 5.63%, 7/13/97(1)(2)  . . . . . . . . . . . . . . . . . . . . . . . . . .          8,750,000             8,750,000

Barclays Bank PLC, guaranteeing commercial paper of:
  Banco Bradesco SA-Grand Cayman Branch-Series A, 5.58%, 10/21/97   . . . . . . . . . . .         20,000,000            19,652,800
  Banco Bradesco SA-Grand Cayman Branch-Series A, 5.62%, 9/4/97   . . . . . . . . . . . .         20,000,000            19,797,056
  Banco Bradesco SA-Grand Cayman Branch-Series A, 5.65%, 12/1/97  . . . . . . . . . . . .          5,000,000             4,879,937
  Banco Bradesco SA-Grand Cayman Branch-Series B, 5.59%, 12/2/97  . . . . . . . . . . . .         22,000,000            21,473,919
  Banco Bradesco SA-Grand Cayman Branch-Series B, 5.62%, 12/3/97  . . . . . . . . . . . .          5,000,000             4,879,014
  Banco Nacionale de Mexico SA-Series B, 5.64%, 7/8/97  . . . . . . . . . . . . . . . . .         15,000,000            14,983,550
Bayerische Vereinsbank AG, guaranteeing commercial paper of
  Galicia Funding Corp.-Series B, 5.62%, 9/5/97(3)  . . . . . . . . . . . . . . . . . . .         10,000,000             9,896,967





4


STATEMENT OF INVESTMENTS June 30, 1997 (Continued)
Centennial Money Market Trust

                                                                                                    Face                 Value
                                                                                                   Amount              See Note 1
                                                                                                ------------         --------------
LETTERS OF CREDIT (CONTINUED)
Credit Suisse, guaranteeing commercial paper of:
  CEMEX, S.A. de C.V.-Series A, 5.31%, 8/18/97  . . . . . . . . . . . . . . . . . . . . .       $ 15,000,000        $   14,893,800
  COSCO (Cayman) Co., Ltd., 5.59%, 10/24/97   . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,821,431
  COSCO (Cayman) Co., Ltd., 5.62%, 8/19/97  . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,885,258
  Daewoo International Corp., 5.45%, 7/15/97  . . . . . . . . . . . . . . . . . . . . . .          9,000,000             8,980,925
  Daewoo International Corp., 5.60%, 9/9/97   . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,891,111
  Guangdon Enterprises Ltd., 5.67%, 8/19/97   . . . . . . . . . . . . . . . . . . . . . .          6,000,000             5,953,613
  Minmetals Capitals & Securities, Inc., 5.61%, 8/12/97   . . . . . . . . . . . . . . . .         10,000,000             9,934,550
  Pemex Capital, Inc.-Series B, 5.62%, 11/3/97  . . . . . . . . . . . . . . . . . . . . .          5,000,000             4,902,431

Societe Generale, guaranteeing commercial paper of:
  Banco Nacionale de Comercio Exterior, SNC-Series A, 5.61%, 11/25/97   . . . . . . . . .         30,000,000            29,312,775
  Banco Nacionale de Comercio Exterior, SNC-Series A, 5.61%, 12/1/97  . . . . . . . . . .         22,500,000            21,963,544
  Banco Nacionale de Comercio Exterior, SNC-Series B, 5.61%, 12/1/97  . . . . . . . . . .         10,000,000             9,761,575
  Girsa Funding Corp., 5.57%, 7/2/97(3)   . . . . . . . . . . . . . . . . . . . . . . . .          8,200,000             8,198,731
  Nacional Financiera SNC-Series A, 5.60%, 8/20/97  . . . . . . . . . . . . . . . . . . .         10,000,000             9,922,222
  Nacional Financiera SNC-Series A, 5.75%, 8/18/97  . . . . . . . . . . . . . . . . . . .         20,000,000            19,846,667
                                                                                                                    --------------
Total Letters of Credit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              317,621,445
                                                                                                                    --------------
SHORT-TERM Notes-81.4% AUTOMOTIVE-0.9% BMW US Capital Corp.:
  5.60%, 8/20/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,844,444
  5.60%, 8/25/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         65,740,000            65,177,558
                                                                                                                    --------------
                                                                                                                        85,022,002
                                                                                                                    --------------
BANK HOLDING COMPANIES-1.0%
Bankers Trust New York Corp., 5.39%, 7/9/97 . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,982,033
Barnett Banks, Inc., 5.70%, 7/7/97  . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,966,750
CoreStates Capital Corp., 5.61%, 7/14/97(1) . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            15,000,000
Morgan (J.P.) & Co., Inc., 5.38%, 7/9/97  . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,976,089
NationsBank Corp., 5.37%, 7/8/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9,000,000             8,990,602
                                                                                                                    --------------
                                                                                                                        93,915,474
                                                                                                                    --------------
BANKS-2.1%
BankBoston, N.A.:
  5.42%, 8/19/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            25,000,000
  5.69%, 9/4/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            30,000,000

Bankers Trust Co., New York:
  5.39%, 7/7/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50,000,000            49,955,083
  5.69%, 4/23/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,996,837





                                                                               5


STATEMENT OF INVESTMENTS June 30, 1997 (Continued)
Centennial Money Market Trust


                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
BANKS (CONTINUED)
FCC National Bank:
  5.62%, 2/20/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 15,000,000        $   14,995,294
  5.69%, 9/11/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            25,000,000
  5.87%, 11/10/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         32,000,000            32,008,127
                                                                                                                    --------------
                                                                                                                       186,955,341
                                                                                                                    --------------
BEVERAGES-1.2%
Coca-Cola Enterprises, Inc.:
  5.65%, 7/21/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,921,528
  5.66%, 7/24/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,927,678
  5.67%, 8/5/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,862,187
  5.68%, 7/14/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,979,489
  5.70%, 8/21/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,798,125
                                                                                                                     -------------
                                                                                                                       104,489,007
                                                                                                                     -------------
BROKER/DEALERS-16.3%
Bear Stearns Cos., Inc.:
  5.44%, 5/22/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18,000,000            18,000,000
  5.47%, 8/1/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            20,000,000
  5.60%, 8/20/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,805,556
  5.60%, 8/4/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,841,333
  5.61%, 8/27/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,689,112
  5.61%, 8/28/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,728,850
  5.61%, 9/22/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18,000,000            17,767,185
  5.62%, 9/11/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,719,000
  5.62%, 9/2/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,852,475
  5.62%, 9/4/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,746,319
  5.63%, 7/14/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         34,000,000            33,930,876
  5.64%, 10/6/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,468,117
  5.66%, 7/8/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         49,891,000            49,836,197
  5.668%, 4/3/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            15,000,000
  5.677%, 2/9/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            15,018,858
  5.75%, 4/1/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000            10,000,000

CS First Boston, Inc.:
  5.36%, 7/11/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18,000,000            17,973,200
  5.42%, 5/12/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            20,000,000
  5.43%, 6/2/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            20,000,000
  5.43%, 7/8/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,973,604
  5.60%, 8/28/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,774,444
  5.617%, 3/13/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            17,000,000





6


STATEMENT OF INVESTMENTS June 30, 1997 (Continued)
Centennial Money Market Trust


                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
BROKER/DEALERS (CONTINUED)
Dean Witter, Discover & Co., 5.888%, 9/29/97(1) . . . . . . . . . . . . . . . . . . . . .       $ 20,000,000        $   20,010,940
Goldman Sachs Group, L.P.:
  5.60%, 9/12/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,602,556
  5.61%, 9/10/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,612,754
  5.62%, 10/6/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,470,003
  5.62%, 9/4/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,644,847
  5.62%, 9/8/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,730,708
  5.78%, 9/22/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            30,000,000

Goldman Sachs Group, L.P., Promissory Nts.:
  5.844%, 10/10/97(2)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            15,000,000
  5.87%, 11/10/97(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            20,000,000
  5.88%, 12/12/97(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            35,000,000
  5.89%, 9/4/97(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            20,000,000

Lehman Brothers Holdings, Inc.:
  5.62%, 11/21/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         28,000,000            27,374,931
  5.63%, 8/22/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,918,678
  5.64%, 7/2/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,994,517
  5.64%, 9/10/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,777,533
  5.65%, 7/10/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,964,687
  5.65%, 7/7/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,976,458
  5.677%, 2/3/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            15,000,000
  5.771%, 6/18/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            35,106,786

Merrill Lynch & Co., Inc.:
  5.28%, 7/3/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,995,600
  5.36%, 7/2/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,996,239
  5.39%, 7/18/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,961,821
  5.40%, 7/11/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,970,000
  5.40%, 7/9/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,988,000
  5.58%, 10/15/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,671,400
  5.58%, 12/15/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         21,000,000            20,456,415
  5.59%, 12/1/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,524,850
  5.60%, 8/25/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,871,667
  5.60%, 8/29/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,862,333
  5.62%, 8/28/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,818,911
  5.62%, 9/3/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,800,178
  5.63%, 7/14/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         27,000,000            26,945,107
  5.648%, 1/8/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,997,449
  5.65%, 7/10/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,971,750
  5.68%, 10/24/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,998,425
  5.68%, 3/18/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,997,912





                                                                               7


STATEMENT OF INVESTMENTS June 30, 1997 (Continued)
Centennial Money Market Trust


                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
BROKER/DEALERS (CONTINUED)
Merrill Lynch & Co., Inc. (Continued)
  5.68%, 7/16/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 25,000,000        $   24,940,833
  5.685%, 5/26/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            16,997,720
  5.70%, 8/12/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         13,000,000            12,913,550
  5.70%, 9/19/97(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            20,000,000
  5.75%, 12/19/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,999,661
Morgan Stanley, Dean Witter, Discover & Co., 5.50%, 3/24/98 . . . . . . . . . . . . . . .         23,744,000            23,744,000
                                                                                                                    --------------
                                                                                                                     1,476,734,345
                                                                                                                    --------------
CHEMICALS-1.1%
Henkel Corp.:
  5.58%, 10/17/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         13,000,000            12,782,380
  5.58%, 10/23/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,558,250
  5.58%, 10/24/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,554,375
  5.61%, 9/11/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,887,800
  5.70%, 10/20/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         29,000,000            28,490,325
                                                                                                                    --------------
                                                                                                                       100,273,130
                                                                                                                    --------------
COMMERCIAL FINANCE-14.2% CIT Group Holdings, Inc.:
  5.58%, 11/20/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         70,000,000            69,980,400
  5.60%, 12/23/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,990,703
  5.60%, 5/22/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,978,936
  5.60%, 8/26/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         65,000,000            64,433,778
  5.625%, 9/17/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,996,126
  5.63%, 7/17/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,949,956
  5.764%, 3/11/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         11,000,000            11,000,000

Countrywide Home Loans:
  5.57%, 7/1/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50,000,000            50,000,000
  5.59%, 9/18/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,754,661
  5.60%, 8/13/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         40,000,000            39,732,444
  5.60%, 8/25/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         69,095,000            68,503,854
  5.61%, 8/27/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,822,350
  5.62%, 8/14/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,896,967
  5.62%, 8/28/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         40,000,000            39,637,822
  5.63%, 8/29/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         40,000,000            39,630,922
  5.63%, 9/4/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50,000,000            49,491,736

FINOVA Capital Corp.:
  5.30%, 7/14/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,961,217
  5.40%, 7/21/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,922,667
  5.43%, 7/10/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000             4,993,212





8


STATEMENT OF INVESTMENTS June 30, 1997 (Continued)
Centennial Money Market Trust


                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
COMMERCIAL FINANCE (CONTINUED)
  5.47%, 7/11/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 10,000,000        $    9,984,806
  5.47%, 7/16/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000             4,988,604
  5.61%, 10/16/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,749,888
  5.61%, 10/22/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,559,771
  5.61%, 10/30/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         55,000,000            53,962,929
  5.61%, 10/31/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,809,883
  5.61%, 11/21/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         12,000,000            11,732,590
  5.61%, 11/7/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000             4,899,488
  5.63%, 11/25/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,655,163
  5.63%, 8/21/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,840,483
  5.63%, 9/15/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000             4,940,572
  5.64%, 11/14/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,573,867
  5.64%, 9/8/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,783,800
  5.65%, 9/12/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,770,861
  5.65%, 9/4/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,744,965
  5.69%, 12/3/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         29,000,000            28,289,540
  5.72%, 8/15/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,821,250

Heller Financial, Inc.:
  5.71%, 10/1/97(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,998,488
  5.71%, 10/10/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,998,340
  5.72%, 8/27/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,728,300
  5.73%, 9/9/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,665,750
  5.74%, 11/13/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,461,875
  5.75%, 12/15/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,733,264
  5.75%, 7/16/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,964,063
  5.75%, 9/4/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,636,632
  5.75%, 9/8/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,779,583
  5.80%, 10/9/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         45,000,000            44,275,000
  5.80%, 12/22/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,018,833
  5.831%, 12/18/97(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            35,000,000
                                                                                                                    --------------
                                                                                                                     1,289,046,339
                                                                                                                    --------------
COMPUTER SOFTWARE-0.8%
First Data Corp.:
  5.58%, 12/16/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,088,600
  5.60%, 9/9/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         24,000,000            23,738,667
  5.605%, 1/27/98   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            16,444,171
                                                                                                                    --------------
                                                                                                                        74,271,438
                                                                                                                    --------------





                                                                               9


STATEMENT OF INVESTMENTS June 30, 1997 (Continued)
Centennial Money Market Trust


                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
CONGLOMERATES-1.0%
Mitsubishi International Corp.:
  5.55%, 7/3/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 68,850,000        $   68,828,771
  5.60%, 9/15/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000             4,940,889
  5.61%, 8/20/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,844,167
                                                                                                                    --------------
                                                                                                                        93,613,827
                                                                                                                    --------------
CONSUMER FINANCE-1.2%
Island Finance Puerto Rico, Inc.:
  5.60%, 9/15/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,881,778
  5.61%, 8/29/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            16,843,699
  5.61%, 9/2/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,803,650
  5.61%, 9/8/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000             4,946,238
  5.62%, 8/15/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,894,625

Sears Roebuck Acceptance Corp.:
  5.60%, 8/25/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,700,556
  6.20%, 7/1/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9,000,000             9,000,000
                                                                                                                    --------------
                                                                                                                       110,070,546
                                                                                                                    --------------
DIVERSIFIED FINANCIAL-10.4%
Associates Corp. of North America, 5.65%, 7/14/97 . . . . . . . . . . . . . . . . . . . .         35,000,000            34,928,590
Ford Motor Credit Corp.:
  5.57%, 10/15/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         75,000,000            73,769,958
  5.57%, 10/30/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50,000,000            49,063,931
  5.57%, 11/20/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         42,500,000            41,566,251
  5.58%, 12/8/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,256,000

General Electric Capital Corp.:
  5.37%, 7/10/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         40,000,000            39,946,300
  5.40%, 7/8/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,989,500
  5.57%, 11/20/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,340,883
  5.57%, 11/28/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,419,792
  5.58%, 11/3/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,515,625
  5.59%, 9/15/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,704,972
  5.60%, 9/10/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,613,444
  5.75%, 7/2/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50,000,000            49,992,014

General Electric Capital Services:
  5.36%, 7/16/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18,000,000            17,959,800
  5.57%, 11/24/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50,000,000            48,870,528

General Motors Acceptance Corp.:
  5.31%, 8/6/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         64,000,000            63,659,750
  5.41%, 7/15/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            16,964,234
  5.45%, 7/14/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18,000,000            17,964,575
  5.60%, 7/29/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,847,556
  5.61%, 12/22/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         23,000,000            22,376,355





10


STATEMENT OF INVESTMENTS JUNE 30, 1997 (Continued)
Centennial Money Market Trust


                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
DIVERSIFIED FINANCIAL (CONTINUED)
  5.63%, 12/8/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $  6,340,000        $    6,181,359
  5.70%, 12/9/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50,000,000            48,725,417
  5.73%, 11/18/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         27,000,000            26,398,350
  5.73%, 11/24/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            16,604,948
  5.75%, 4/21/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,987,616
  6.25%, 7/1/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         46,000,000            46,000,000
Household Finance Corp., 5.59%, 9/15/97 . . . . . . . . . . . . . . . . . . . . . . . . .         50,000,000            49,409,944
Prudential Funding Corp., 5.685%, 5/5/98(1) . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,992,873
                                                                                                                    --------------
                                                                                                                       947,050,565
                                                                                                                    --------------
DRUG WHOLESALERS-0.4%
Glaxo Wellcome PLC, 5.60%, 9/11/97  . . . . . . . . . . . . . . . . . . . . . . . . . . .         38,000,000            37,574,400
                                                                                                                    --------------

ELECTRONICS-0.8%
Avnet, Inc., 5.66%, 8/8/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,940,256
Mitsubishi Electric Finance America, Inc.:
  5.63%, 8/20/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,804,514
  5.63%, 9/3/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000             4,949,956
  5.66%, 8/6/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,915,000
  5.67%, 7/23/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000             4,982,675
  5.68%, 8/13/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9,000,000             8,938,940
                                                                                                                    --------------
                                                                                                                        68,531,341
                                                                                                                    --------------
HEALTHCARE/SUPPLIES & SERVICES-1.6% AC Acquisition Holding Co.:
  5.61%, 8/15/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,824,688
  5.61%, 8/22/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18,000,000            17,854,140

American Home Products Corp.:
  5.62%, 9/10/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,667,483
  5.62%, 9/8/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         45,000,000            44,515,275
  5.63%, 9/4/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,745,868
                                                                                                                    --------------
                                                                                                                       141,607,454
                                                                                                                    --------------
INDUSTRIAL SERVICES-1.1%
Atlas Copco AB, 5.625%, 8/25/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000             4,957,031
PHH Corp.:
  5.658%, 1/27/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50,000,000            49,991,076
  5.658%, 1/27/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         27,000,000            26,996,927
  5.698%, 1/15/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            16,999,102
                                                                                                                    --------------
                                                                                                                        98,944,136
                                                                                                                    --------------





                                                                              11


STATEMENT OF INVESTMENTS JUNE 30, 1997 (Continued)
Centennial Money Market Trust


                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
INSURANCE-6.7%
Allstate Life Insurance Co., 5.691%, 7/1/97(1)  . . . . . . . . . . . . . . . . . . . . .       $ 40,000,000         $  40,000,000
General American Life Insurance Co., 5.89%, 7/1/97(1) . . . . . . . . . . . . . . . . . .         50,000,000            50,000,000
Jackson National Life Insurance Co.:
  5.71%, 3/1/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         40,000,000            40,000,000
  5.711%, 8/1/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            30,000,000
Pacific Mutual Life Insurance Co., 5.756%, 7/21/97(1)(2)  . . . . . . . . . . . . . . . .         60,000,000            60,000,000
Protective Life Insurance Co.:
  5.751%, 11/25/97(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            25,000,000
  5.751%, 4/1/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            15,000,000
  5.841%, 7/21/97(1)(2)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000            10,000,000
Prudential Life Insurance Co., 5.773%, 1/31/00(1) . . . . . . . . . . . . . . . . . . . .        140,000,000           140,000,000
Transamerica Life Insurance & Annuity Co.:
  5.687%, 5/15/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         40,000,000            40,000,000
  5.691%, 10/15/97(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50,000,000            50,000,000
  5.691%, 9/30/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            30,000,000
  5.735%, 3/22/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         43,000,000            43,000,000
Transamerica Occidental Corp., 5.691%, 9/29/97(1) . . . . . . . . . . . . . . . . . . . .         30,000,000            30,000,000
                                                                                                                    --------------
                                                                                                                       603,000,000
                                                                                                                    --------------
LEASING & FACTORING-1.9%
American Honda Finance Corp.:
  5.62%, 7/31/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         55,000,000            54,742,417
  5.65%, 7/28/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,915,250
  5.65%, 8/4/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,866,597
  5.812%, 6/16/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            15,000,000

International Lease Finance Corp.:
  5.27%, 7/17/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            16,960,182
  5.27%, 7/21/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,926,806
The Hertz Corp., 5.60%, 9/2/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            16,833,400
                                                                                                                    --------------
                                                                                                                       173,244,652
                                                                                                                    --------------
METALS/MINING-0.3% RTZ America, Inc.:
  5.57%, 12/22/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         14,000,000            13,623,097
  5.58%, 12/19/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            16,549,415
                                                                                                                    --------------
                                                                                                                        30,172,512
                                                                                                                    --------------





12


STATEMENT OF INVESTMENTS JUNE 30, 1997 (Continued)
Centennial Money Market Trust


                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
NONDURABLE HOUSEHOLD GOODS-0.9%
Avon Capital Corp.:
  5.63%, 9/11/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $  8,000,000        $    7,909,920
  5.63%, 9/29/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9,000,000             8,873,325
  5.63%, 9/8/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8,500,000             8,408,278
  5.64%, 8/28/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,909,133
Newell Co.:
  5.60%, 10/17/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,664,000
  5.60%, 9/19/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,688,889
                                                                                                                    --------------
                                                                                                                        79,453,545
                                                                                                                    --------------
OIL-INTEGRATED-0.4%
Repsol International Finance BV:
  5.39%, 7/15/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         11,000,000            10,976,943
  5.60%, 12/9/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         24,000,000            23,398,933
                                                                                                                    --------------
                                                                                                                        34,375,876
                                                                                                                    --------------
SAVINGS & LOANS-1.9%
First Bank FSB, 5.658%, 8/29/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,999,606
Great Western Bank FSB:
  5.60%, 8/21/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,801,667
  5.61%, 9/12/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,772,483
  5.61%, 9/17/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,817,675
  5.61%, 9/19/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,688,333
  5.62%, 9/11/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         40,000,000            39,550,700
Household Bank FSB., 5.71%, 9/19/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            25,000,000
                                                                                                                    --------------
                                                                                                                       173,630,464
                                                                                                                    --------------
SPECIAL PURPOSE FINANCIAL-15.2%
Asset Backed Capital Finance, Inc.:
  5.60%, 11/17/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000             4,891,889
  5.60%, 12/26/97(1)(2)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         40,000,000            39,987,424
  5.65%, 9/8/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         11,510,000            11,385,356
  5.66%, 3/16/98(1)(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,995,248
  5.66%, 8/1/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         48,000,000            47,766,053
  5.68%, 7/22/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,900,600
  5.687%, 12/15/97(1)(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,994,313
  5.70%, 8/22/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,794,167





                                                                              13


STATEMENT OF INVESTMENTS JUNE 30, 1997 (Continued)
Centennial Money Market Trust


                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
SPECIAL PURPOSE FINANCIAL (CONTINUED)
Asset Backed Securities Investment Trust-Series 1997A, 5.738% 2/16/98(1)(2) . . . . . . .       $ 20,000,000        $   19,998,751
Asset Securitization Cooperative Corp.:
  5.59%, 12/3/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,759,319
  5.60%, 9/18/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         21,000,000            20,741,933
  5.62%, 9/5/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50,000,000            49,484,833
  5.62%, 9/8/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,676,850
  5.63%, 8/1/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,927,279
Beta Finance, Inc.:
  5.61%, 9/5/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         19,000,000            18,804,585
  5.62%, 9/26/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         14,500,000            14,303,066
  5.62%, 9/8/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         46,000,000            45,504,848
  5.65%, 7/11/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         23,000,000            22,963,903
Corporate Asset Funding Co., Inc.:
  5.60%, 12/12/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          7,000,000             6,821,422
  5.60%, 8/25/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,700,556
CXC, Inc.:
  5.58%, 9/26/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,595,450
  5.59%, 9/8/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,625,004
  5.61%, 9/10/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,668,075
  5.62%, 7/3/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         40,000,000            39,987,511
  5.62%, 8/15/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18,000,000            17,873,550
  5.62%, 9/3/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,750,222
  5.63%, 7/7/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,966,000            10,955,710
  5.63%, 7/9/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,962,467
  5.67%, 8/14/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         32,000,000            31,779,768
Enterprise Funding Corp.:
  5.61%, 8/11/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,904,163
  5.62%, 7/14/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         11,364,000            11,340,937
  5.65%, 7/16/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            16,959,979
  5.67%, 8/15/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         21,482,000            21,329,746
  5.67%, 8/18/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,886,600
Falcon Asset Securitization Corp., 5.60%, 7/28/97(3)  . . . . . . . . . . . . . . . . . .         50,000,000            49,790,000
New Center Asset Trust, 5.27%, 7/28/97  . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,901,188
Preferred Receivables Funding Corp.:
  5.58%, 10/16/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,751,225
  5.60%, 11/18/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         14,000,000            13,695,111
  5.60%, 9/8/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         36,800,000            36,405,013
  5.65%, 12/8/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,497,778





14


STATEMENT OF INVESTMENTS JUNE 30, 1997 (Continued)
Centennial Money Market Trust


                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
SPECIAL PURPOSE FINANCIAL (CONTINUED)
Providian Mastertrust 1993-3:
  5.61%, 9/10/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 24,500,000        $   24,228,928
  5.62%, 9/11/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         11,000,000            10,876,360
Racers Series 1996-MM-12-3, 5.687%, 12/15/97(1)(2)  . . . . . . . . . . . . . . . . . . .         25,000,000            25,000,000
Racers Series 1997-MM-1-1, 5.687%, 1/15/98(1)(2)  . . . . . . . . . . . . . . . . . . . .         38,000,000            37,991,827
Sigma Finance, Inc.:
  5.40%, 7/21/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,955,000
  5.59%, 7/28/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,937,113
  5.60%, 10/15/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         13,500,000            13,277,400
  5.60%, 11/17/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6,000,000             5,870,267
  5.61%, 8/29/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,862,088
  5.62%, 9/10/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,600,000            15,427,091
  5.63%, 9/5/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,793,567
  5.64%, 8/28/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         40,000,000            39,636,533
  5.64%, 9/3/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9,000,000             8,909,760
  5.65%, 12/15/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         13,000,000            12,659,274
  5.68%, 7/25/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18,000,000            17,931,840
  5.69%, 11/26/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,532,156
  5.70%, 8/19/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,844,833
SMM Trust 1996-B, 5.738%, 8/4/97(1)(2)  . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            20,000,000
SMM Trust 1997-I, 5.687%, 5/29/98(1)(2) . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            30,000,000
Tiers Series DCMT 1996-A, 5.717%, 10/15/97(1)(2)  . . . . . . . . . . . . . . . . . . . .         25,000,000            25,000,000
                                                                                                                    --------------
                                                                                                                     1,374,795,929
                                                                                                                    --------------
Total Short-Term Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            7,376,772,323
                                                                                                                    --------------

U.S. GOVERNMENT AGENCIES-0.9%
Federal Home Loan Bank, 5.67%, 8/1/97(1)  . . . . . . . . . . . . . . . . . . . . . . . .         60,000,000            59,995,504
Student Loan Marketing Assn., 5.82%, 1/23/98  . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,998,307
                                                                                                                    --------------
Total U.S. Government Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               79,993,811
                                                                                                                    --------------





                                                                              15


STATEMENT OF INVESTMENTS JUNE 30, 1997 (Continued)
Centennial Money Market Trust


                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
FOREIGN GOVERNMENT OBLIGATIONS-1.9%
Bayerische Landesbank Girozentrale, 5.80%, 7/29/97(1) . . . . . . . . . . . . . . . . . .       $ 30,000,000        $   30,000,000
Swedish Export Credit Corp., 5.36%, 7/9/97  . . . . . . . . . . . . . . . . . . . . . . .         45,000,000            44,946,400
Westdeutsche Landesbank Girozentrale, 5.60%, 9/11/97  . . . . . . . . . . . . . . . . . .         50,000,000            49,440,000
Westdeutsche Landesbank Girozentrale, 5.61%, 8/29/97  . . . . . . . . . . . . . . . . . .         25,000,000            24,770,146
Westdeutsche Landesbank Girozentrale, guaranteeing commercial paper of:
  Unibanco-Uniao de Brancos Brasileiros S.A.-Grand Cayman-Series A, 5.61%, 9/8/97   . . .         25,000,000            24,731,187
                                                                                                                    --------------
Total Foreign Government Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . .                              173,887,733
                                                                                                                    --------------
Total Investments, at Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               96.9%        8,779,329,984
                                                                                                      ------        --------------
Other Assets Net of Liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                3.1           283,636,897
                                                                                                      ------        --------------
Net Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              100.0%       $9,062,966,881
                                                                                                      ======        ==============


Short-term notes, bankers' acceptances, direct bank obligations and letters of credit are generally traded on a discount basis; the interest rate is the discount rate received by the Trust at the time of purchase. Other securities normally bear interest at the rates shown.

1. Floating or variable rate obligation. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on June 30, 1997. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

2. Restricted securities which are considered illiquid, by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale, amount to $427,213,563, or 4.71% of the Trust's net assets. The Trust may not invest more than 10% of its net assets (determined at the time of purchase) in illiquid securities.

3. Restricted securities, including those issued in exempt transactions without registration under the Securities Act of 1933 (the Act), amounting to $1,476,842,989, or 16.30% of the Trust's net assets, have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.




See accompanying Notes to Financial Statements.





16


STATEMENT OF ASSETS AND LIABILITIES June 30, 1997 Centennial Money Market Trust


ASSETS:
Investments, at value-see accompanying statement  . . . . . . . . . . . . . . . . . . . . . . . . . .         $8,779,329,984
Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                794,723
Receivables:
   Shares of beneficial interest sold   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            373,361,415
   Interest   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             24,187,765
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 80,687
                                                                                                              --------------
   Total assets   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9,177,754,574
                                                                                                              --------------

LIABILITIES:
Payables and other liabilities:
   Shares of beneficial interest redeemed   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             99,776,201
   Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             13,441,882
   Service plan fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                530,348
   Trustees' fees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  4,008
   Other  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,035,254
                                                                                                              --------------
     Total liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            114,787,693
                                                                                                              --------------

NET ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $9,062,966,881
                                                                                                              ==============

COMPOSITION OF NET ASSETS:
Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $9,062,904,841
Accumulated net realized gain on investment transactions  . . . . . . . . . . . . . . . . . . . . . .                 62,040
                                                                                                              --------------

NET ASSETS-applicable to 9,062,904,841 shares of beneficial
   interest outstanding   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $9,062,966,881
                                                                                                              ==============

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE  . . . . . . . . . . . . . . . . . . .                  $1.00


See accompanying Notes to Financial Statements.





                                                                              17


STATEMENT OF OPERATIONS For the Year Ended June 30, 1997
Centennial Money Market Trust

INVESTMENT INCOME-interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $443,824,705
                                                                                                 ------------

EXPENSES:
Management fees-Note 3  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          32,755,568
Service plan fees-Note 3  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          16,003,021
Transfer and shareholder servicing agent fees-Note 3  . . . . . . . . . . . . . . . . . .           5,938,571
Registration and filing fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2,077,649
Custodian fees and expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             812,579
Shareholder reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             774,249
Legal and auditing fees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              75,976
Tustees' fees and expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              44,237
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              64,846
                                                                                                 ------------

   Total expenses   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          58,546,696
                                                                                                 ------------
Less assumption of expenses by Centennial Asset Management Corp.    . . . . . . . . . . .          (4,890,123)
                                                                                                 ------------
Net Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          53,656,573
                                                                                                 ------------
NET INVESTMENT INCOME . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         390,168,132
NET REALIZED GAIN ON INVESTMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .              12,890
                                                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  . . . . . . . . . . . . . . . . . .        $390,181,022
                                                                                                 ============

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       Year Ended June 30,
                                                                              --------------------------------------
                                                                                   1997                     1996
                                                                              --------------          --------------
OPERATIONS:
Net investment income . . . . . . . . . . . . . . . . . . . . . . . .         $  390,168,132          $  303,412,547
Net realized gain . . . . . . . . . . . . . . . . . . . . . . . . . .                 12,890                 265,465
                                                                              --------------          --------------
Net increase in net assets resulting from operations  . . . . . . . .            390,181,022             303,678,012

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS . . . . . . . . . . . . .           (390,443,351)           (303,849,237)
BENEFICIAL INTEREST TRANSACTIONS:
Net increase in net assets resulting from beneficial interest
  transactions-Note 2   . . . . . . . . . . . . . . . . . . . . . . .          2,310,345,177           1,940,862,519
                                                                              --------------          --------------
NET ASSETS:
Total increase  . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,310,082,848           1,940,691,294
Beginning of period . . . . . . . . . . . . . . . . . . . . . . . . .          6,752,884,033           4,812,192,739
                                                                              --------------           -------------
End of period   . . . . . . . . . . . . . . . . . . . . . . . . . . .         $9,062,966,881          $6,752,884,033
                                                                              ==============          ==============


See accompanying Notes to Financial Statements.





18


\FINANCIAL HIGHLIGHTS
Centennial Money Market Trust

                                                                                  Year Ended June 30,
                                                             --------------------------------------------------------
                                                              1997         1996        1995         1994        1993
                                                             -----         ----        ----         ----        -----
PER SHARE OPERATING DATA:
Net asset value, beginning
  of period   . . . . . . . . . . . . . . . . . . . .         $1.00       $1.00        $1.00        $1.00      $1.00
Income from investment
  operations-net investment
  income and net realized gain  . . . . . . . . . . .           .05         .05          .05          .03        .03
Dividends and distributions to shareholders . . . . .          (.05)       (.05)        (.05)        (.03)      (.03)
                                                               ----        ----         ----         ----       ----
Net asset value, end of period  . . . . . . . . . . .         $1.00       $1.00        $1.00        $1.00      $1.00
                                                              =====       =====        =====        =====      =====
TOTAL RETURN, AT
  NET ASSET VALUE(1)  . . . . . . . . . . . . . . . .         4.97%       5.11%        5.21%        2.82%      2.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) . . . . . . .        $9,063      $6,753       $4,812       $2,559     $1,991
Average net assets (in millions)  . . . . . . . . . .        $8,033      $6,077       $3,342       $2,346     $1,701
Ratios to average net assets:
Net investment income   . . . . . . . . . . . . . . .         4.86%       4.99%        5.01%        2.84%      2.82%
Expenses, before voluntary
  assumption by the Manager   . . . . . . . . . . . .         0.73%       0.74%        0.77%        0.81%      0.83%
Expenses, net of voluntary
  assumption by the Manager   . . . . . . . . . . . .         0.67%       0.69%        0.73%        0.76%      0.78%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only.

See accompanying Notes to Financial Statements.





                                                                              19


NOTES TO FINANCIAL STATEMENTS
Centennial Money Market Trust

1. SIGNIFICANT ACCOUNTING POLICIES

Centennial Money Market Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust's investment objective is to seek the maximum current income that is consistent with low capital risk and the maintenance of liquidity. The Trust seeks to achieve this objective by investing in "money market" securities meeting specified quality standards. The Trust's investment adviser is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

Investment Valuation-Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Repurchase Agreements-The Trust requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Trust may be delayed or limited.

Federal Taxes-The Trust intends to continue to comply with provisions of the Internal Revenue code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

Distributions to Shareholders-The Trust intends to declare dividends from net investment income each day the New York stock Exchange is open for business and pay such dividends monthly. To effect its policy of maintaining a net asset value of $1.00 per share, the Trust may withhold dividends or make distributions of net realized gains.

Other-Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.





20


NOTES TO FINANCIAL STATEMENTS (Continued)
Centennial Money Market Trust


2. SHARES OF BENEFICIAL INTEREST

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                       Year Ended June 30, 1997                   Year Ended June 30, 1996
                                  ------------------------------------     -------------------------------------
                                       Shares               Amount             Shares                 Amount
                                  ---------------      ---------------     --------------       ----------------
Sold . . . . . . . . . . . . .    27,792,751,077      $ 27,792,751,077     21,158,638,888       $ 21,158,638,888
Dividends and distributions
  reinvested . . . . . . . . .       378,092,268           378,092,268        297,883,433            297,883,433
Redeemed . . . . . . . . . . .   (25,860,498,168)      (25,860,498,168)   (19,515,659,802)       (19,515,659,802)
                                 ---------------      ----------------    ---------------       ----------------
  Net increase . . . . . . . .     2,310,345,177      $  2,310,345,177      1,940,862,519       $  1,940,862,519
                                 ===============      ================    ===============       ================


3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; and 0.40% on net assets in excess of $1 billion. The Manager has agreed to reimburse the Trust if aggregate expenses (with specified exceptions) exceed the lesser of 1.5% of the first $30 million of average annual net assets of the trust, plus 1% of average annual net assets in excess of $30 million; or 25% of the total annual investment income of the Trust.

Independently of the investment advisory agreement, the Manager has voluntarily agreed to waive a portion of the management fee otherwise payable to it by the Trust to the extent necessary to: (a) permit the Trust to have a seven-day yield equal to that of Daily Cash Accumulation Fund, Inc., and (b) to reduce, on an annual basis, the management fee paid on the average net assets of the Trust in excess of $1 billion from 0.40% to: 0.40% of average net assets in excess of $1 billion but less than $1.25 billion; 0.375% of average net assets in excess of $1.25 billion but less than $1.50 billion; 0.35% of average net assets in excess of $1.50 billion but less than $2 billion; and 0.325% of average net assets in excess of $2 billion. This undertaking became effective as of December 1, 1991, and may be modified or terminated by the Manager at any time.





                                                                              21


NOTES TO FINANCIAL STATEMENTS (Continued)
Centennial Money Market Trust


Shareholder Services, Inc. (SSI), a subsidiary of OFI, is the transfer and shareholder servicing agent for the Trust, and for other registered investment companies. SSI's total costs of providing such services are allocated ratably to these companies.

Under an approved service plan, the Trust may expend up to 0.20% of its net assets annually to reimburse certain securities dealers and other financial institutions and organizations for costs incurred in distributing Trust shares.





22


INDEPENDENT AUDITORS' REPORT
Centennial Money Market Trust

The Board of Trustees and Shareholders
of Centennial Money Market Trust:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Centennial Money Market Trust as of June 30, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended June 30, 1997 and 1996, and the financial highlights for the period July 1, 1992 to June 30, 1997. These financial statements and financial highlights are the responsibility of the Trust's Management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Centennial Money Market Trust at June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

                                        DELOITTE & TOUCHE LLP

                                        Denver, Colorado
                                        July 22, 1997

================================================================================

FEDERAL INCOME TAX INFORMATION (Unaudited)
Centennial Money Market Trust


In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Trust during calendar year 1997. Regulations of the U.S. Treasury Department require the Trust to report this information to the Internal Revenue Service.

None of the dividends paid by the Trust during the fiscal year ended June 30, 1997 are eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Trust to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.





                                                                              23


CENTENNIAL MONEY MARKET TRUST

       Officers and Trustees
       James C. Swain, Chairman
         and Chief Executive Officer
       Bridget A. Macaskill, Trustee and President
       Robert G. Avis, Trustee
       William A. Baker, Trustee
       Charles Conrad, Jr., Trustee
       Jon S. Fossel, Trustee
       Sam Freedman, Trustee
       Raymond J. Kalinowski, Trustee
       C. Howard Kast, Trustee
       Robert M. Kirchner, Trustee
       Ned M. Steel, Trustee
       George C. Bowen, Vice President, Treasurer
         and Assistant Secretary
       Andrew J. Donohue, Vice President
         and Secretary
       Dorothy G. Warmack, Vice President
       Carol E. Wolf, Vice President
       Arthur J. Zimmer, Vice President
       Robert J. Bishop, Assistant Treasurer
       Scott T. Farrar, Assistant Treasurer
       Robert G. Zack, Assistant Secretary

       Investment Adviser and Distributor
       Centennial Asset Management Corporation

       Transfer and Shareholder Servicing Agent
       Shareholder Services, Inc.

       Custodian of Portfolio Securities
       Citibank, N.A.

       Independent Auditors
       Deloitte & Touche LLP

       Legal Counsel
       Myer, Swanson, Adams & Wolf, P.C.

       This is a copy of a report to shareholders of Centennial Money Market Trust. This report must be preceded or accompanied by a Prospectus of Centennial Money Market Trust. For material information concerning the Trust, see the Prospectus.

       For shareholder servicing call:
       1-800-525-9310 (in U.S.)
       303-768-3200 (outside U.S.)

       Or write:
       Shareholder Services, Inc.
       P.O. Box 5143
       Denver, CO  80217-5143

RA0150.001.0697           [RECYCLED LOGO] Printed on recycled paper


1997 ANNUAL REPORT

CENTENNIAL
MONEY MARKET
TRUST
JUNE 30, 1997

                       DAILY CASH ACCUMULATION FUND, INC.

           Officers and Directors
           James C. Swain, Chairman and Chief Executive Officer
           Bridget A. Macaskill, Director and President
           Robert G. Avis, Director
           William A. Baker, Director
           Charles Conrad, Jr., Director
           Jon S. Fossel, Director
           Sam Freedman, Director
           Raymond J. Kalinowski, Director
           C. Howard Kast, Director
           Robert M. Kirchner, Director
           Ned M. Steel, Director
           George C. Bowen, Vice President, Treasurer and Assistant Secretary Andrew J. Donohue, Vice President and Secretary
           Dorothy G. Warmack, Vice President
           Carol E. Wolf, Vice President
           Arthur J. Zimmer, Vice President
           Robert J. Bishop, Assistant Treasurer
           Scott T. Farrar, Assistant Treasurer
           Robert G. Zack, Assistant Secretary

           Investment Adviser And Distributor
           Centennial Asset Management Corporation

           Transfer and Shareholder Servicing Agent
           Shareholder Services, Inc.

           Custodian of Portfolio Securities
           Citibank, N.A.

           Independent Auditors
           Deloitte & Touche LLP

           Legal Counsel
           Myer, Swanson, Adams & Wolf, P.C.

           This is a copy of a report to shareholders of Daily Cash Accumulation Fund, Inc. This report must be preceded or accompanied by a Prospectus of Daily Cash Accumulation Fund, Inc. For material information concerning the Fund, see the Prospectus.

           For shareholder servicing call:
           1-800-525-9310 (in U.S.)
           303-671-3200 (outside U.S.)

           Or write:
           Shareholder Services, Inc.
           P.O. Box 5143
           Denver, CO 80217-5143



RA0140.001.1296     [Recycled Paper Logo]    Printed on recycled paper

DEAR SHAREHOLDER:


The second half of 1996 was a period of uncertainty in the fixed income markets, largely due to investor fears of rapid economic growth and accelerating inflation. The 30-year Treasury rates rose above 7% in the second quarter and remained relatively unchanged until the end of the third quarter. That's when negative investor sentiment that led to the market downturn in June and July began to subside.

The swing away from inflationary fears seemed complete in October with the release of economic indicators showing a firm dollar, low inflation and slow growth. When the Federal Reserve responded to these indicators with another decision to leave rates alone, it appeared that concerns about rapid growth had been overblown, and interest rates fell in response. The status quo outcome of the presential election also aided the decline in rates, and the bond market experienced one of the most substantial post-election rallies in recent history. With continued, substainable non-inflationary growth of around 2% to 2.5%, and long-term rates at their lowest levels since April, the economy seems to have settled into a comfortable path of neither too little nor too much growth.

This decline in long-term Treasury rates over the past few months has caused the return on money market instruments to decline marginally, but the positive inflationary situation has helped to keep yields relatively strong. Money market fund yields are usually between three and five percentage points less than the yields on long-term bonds, and typically one percentage point above inflation. Assuming that the annual inflation rate is about 2.5%, money market yields would normally be about 3.5%, while longer-term yields might be as high as 5.5%. However, the difference between money market yields and inflation is currently greater than this formula would suggest. Part of the reason for this irregularity is the successful way in which the Federal Reserve Board has fought inflation.

As we head into 1997, money market funds continue to be a highly liquid opportunity to earn steady income while protecting principal. This year, money market funds turned out to be a good investment choice for the income-oriented investor.

For the twelve months ended December 31, 1996, the Fund's compounded annualized yield was 4.94%. Without compounding, the corresponding yield was 4.82%. The seven-day annualized yields with and without compounding on December 31, 1996 were 4.98% and 4.86%, respectively.(1) 3 An investment in the Fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will maintain a stable $1.00 share price in the future.

Thank you for your confidence in Daily Cash Accumulation Fund, Inc. We look forward to helping you reach your investment goals in the future.

Sincerely,


/s/ James C. Swain
--------------------
James C. Swain

Chairman
Daily Cash Accumulation Fund, Inc.



/s/ Bridget A. Macaskill
------------------------
Bridget A. Macaskill
President
Daily Cash Accumulation Fund, Inc.

January 22, 1997



1. Compounded yields assume reinvestment of dividends. Past performance is not indicative of future results.

STATEMENT OF INVESTMENTS December 31, 1996 Daily Cash Accumulation Fund, Inc.


                                                          Face        Value
                                                         Amount      See Note 1
                                                       ---------    -----------

BANKERS' ACCEPTANCES-0.1%
First National Bank of Boston, 5.30%,
5/2/97 (Cost $4,910,931) .......................     $ 5,000,000     $ 4,910,931
                                                                     -----------


CERTIFICATES OF DEPOSIT-1.6%
DOMESTIC CERTIFICATES OF DEPOSIT-0.4%
LaSalle National Bank:
  5.51%, 4/4/97 ................................       8,000,000       8,000,000
  5.55%, 2/11/97 ...............................       7,000,000       7,000,000
                                                                     -----------
                                                                      15,000,000
                                                                     -----------
YANKEE CERTIFICATES OF DEPOSIT-1.2%
Societe Generale North America, Inc.:
  5.45%, 2/10/97 ...............................       8,000,000       8,000,087
  5.50%, 4/21/97 ...............................       5,000,000       5,000,000
  5.55%, 2/6/97 ................................      10,000,000      10,000,000
  5.62%, 3/25/97 ...............................       8,000,000       8,001,957
  5.92%, 9/17/97 ...............................      10,000,000      10,020,031
                                                                     -----------
                                                                      41,022,075
                                                                     -----------
Total Certificates of Deposit (Cost $56,022,075)                      56,022,075
                                                                     -----------


DIRECT BANK OBLIGATIONS-4.2%
ABN Amro Bank Canada, 5.43%, 1/10/97................  10,000,000       9,986,425
Bayerische Vereinsbank AG, 5.35%, 4/10/97...........   8,150,000       8,030,093
FCC National Bank, 5.55%, 2/14/97...................  10,000,000      10,000,000
First National Bank of Boston:
  5.44%, 1/10/97 ...................................   5,000,000       5,000,000
  5.44%, 1/13/97 ...................................   5,000,000       5,000,000
  5.47%, 2/12/97 ...................................  10,000,000      10,000,000
  5.47%, 2/21/97 ...................................  10,000,000      10,000,000
  5.47%, 4/3/97 ....................................   7,000,000       7,000,000
  5.50%, 3/14/97 ...................................  10,000,000      10,000,000
  5.50%, 3/17/97 ...................................  15,000,000      15,000,000
  5.50%, 4/4/97 ....................................   5,000,000       5,000,000
Huntington National Bank:...........................
  5.35%, 1/2/97 ....................................  10,000,000      10,000,000
  5.35%, 1/8/97 ....................................   7,000,000       7,000,000
  5.53%, 2/3/97 ....................................  15,000,000      15,001,002

STATEMENT OF INVESTMENTS December 31, 1996 (continued) Daily Cash Accumulation Fund, Inc.



                                                                      Face           Value
                                                                     Amount        See Note 1
                                                                   ---------      -----------



DIRECT BANK OBLIGATIONS-4.2% (CONTINUED)
National Westminster Bank of Canada:
  5.36%, 4/7/97 .................................               $  7,000,000     $  6,899,946
  5.40%, 2/18/97 ................................                  5,000,000        4,964,000
Societe Generale North America, Inc.:
  5.30%, 4/11/97 ................................                  5,000,000        4,926,389
  5.38%, 2/7/97 .................................                  7,000,000        6,961,294
                                                                                 ------------
Total Direct Bank Obligations (Cost $150,769,149)                                 150,769,149
                                                                                 ------------


LETTERS OF CREDIT-6.0%
Bank of America NT & SA, guaranteeing commercial paper of:
  Formosa Plastics Corp., USA-Series A, 5.34%, 3/21/97             5,000,000        4,941,408
  Hyundai Motor Finance Co., 5.37%, 4/21/97                        5,000,000        4,917,958
Bank One, Cleveland, guaranteeing commercial paper of:
  Capital One Funding Corp.-Series 1995F, 5.85%, 1/2/97(1)        10,650,000       10,650,000
  Capital One Funding Corp.-Series 1995F, 5.85%, 1/2/97(1)(2)      8,900,000        8,900,000
Barclays Bank PLC, guaranteeing commercial paper of:
  Banco Bradesco S.A.-Grand Cayman Branch:
  Series A, 5.31%, 4/28/97 ............                           11,000,000       10,810,167
  Series A, 5.35%, 4/18/97 ............                            5,000,000        4,920,493
  Series B, 5.33%, 5/20/97 ............                            5,000,000        4,897,101
Banco Real S.A., Grand Cayman Branch:
  Series A, 5.32%, 4/22/97 ............                            5,000,000        4,917,983
  Series A, 5.37%, 4/21/97 ............                           10,000,000        9,835,917
Petroleo Brasileiro, S.A.-Petrobras II:
  Series C, 5.35%, 4/1/97 .............                            5,000,000        4,933,125
  Series C, 5.38%, 4/3/97 .............                            5,000,000        4,931,256
Petroleo Brasileiro, S.A.-Petrobras:
  Series A, 5.30%, 5/5/97 .............                            5,000,000        4,908,722
  Series A, 5.31%, 5/6/97 .............                           15,000,000       14,723,438
  Series A, 5.31%, 5/7/97 .............                            5,000,000        4,907,075
  Series A, 5.37%, 4/7/97 .............                            5,000,000        4,928,400
  Series B, 5.32%, 6/3/97 .............                            5,000,000        4,886,950
  Series B, 5.40%, 4/9/97 .............                           10,000,000        9,853,000

STATEMENT OF INVESTMENTS December 31, 1996 (Continued) Daily Cash Accumulation Fund, Inc.



                                                                Face              Value
                                                               Amount           See Note 1
                                                             -----------        -----------

LETTERS OF CREDIT-6.0% (CONTINUED)
Bayerische Vereinsbank AG, guaranteeing commercial paper of:
Banco Rio de la Plata S.A.:
  Series A, 5.40%, 1/21/97 ............................      $ 5,000,000         $4,985,000
  Series A, 5.43%, 1/17/97 ............................       10,000,000          9,975,867
  Series A, 5.40%, 1/22/97 ............................        5,000,000          4,984,250
Galicia Funding Corp.:
  Series A, 5.36%, 3/3/97(3)...........................        5,000,000          4,954,589
  Series B, 5.35%, 3/3/97(3)...........................        5,000,000          4,954,674
  Series B, 5.45%, 3/4/97(3)...........................       10,000,000          9,907,000

Credit Suisse, guaranteeing commercial paper of:
  COSCO (Cayman) Co., Ltd., 5.38%, 3/14/97.............       15,000,000          14,838,600

Societe Generale, guaranteeing commercial paper of:
  Girsa Funding Corp., 5.32%, 4/3/97(3)................        9,000,000           8,877,640

  Nacional Financiera, SNC:
    Series A, 5.31%, 2/24/97...........................       20,000,000          19,840,700
    Series A, 5.44%, 1/8/97............................        5,000,000           4,994,711
    Series A, 5.44%, 1/9/97............................        5,000,000           4,993,956
    Series B, 5.33%, 3/3/97............................        5,000,000           4,954,843
                                                                                 -----------
Total Letters of Credit (Cost $217,124,823)............                          217,124,823
                                                                                 -----------


SHORT-TERM NOTES-86.7%
AUTOMOTIVE-0.8%
BMW U.S. Capital Corp.:
  5.31%, 2/24/97    ...................................        10,000,000          9,920,350
  5.32%, 2/20/97    ...................................        20,000,000         19,852,222
                                                                                 -----------
                                                                                  29,772,572
                                                                                 -----------
BANKS-0.7%
Bankers Trust Co., New York, 5.35%, 11/26/97(1)............    10,000,000          9,993,799
CoreStates Capital Corp.:
  5.36%, 6/27/97 ..........................................     5,000,000          4,868,233
  5.47%, 7/14/97(1)........................................     5,000,000          5,000,000
  5.70%, 6/27/97(1)........................................     5,000,000          5,000,000
                                                                                 -----------
                                                                                  24,862,032
                                                                                 -----------


STATEMENT OF INVESTMENTS December 31, 1996 (Continued) Daily Cash Accumulation Fund, Inc.



                                                                 Face               Value
                                                                Amount            See Note 1
                                                              ---------          -----------



BEVERAGES-3.2%
Coca-Cola Enterprises, Inc.:
5.31%, 3/19/97(3) .......................................... $12,000,000         $11,863,453
5.31%, 3/7/97(3) ...........................................  27,000,000          26,739,910
5.32%, 2/26/97(3) ..........................................  15,000,000          14,875,867
5.32%, 2/27/97(3) ..........................................  10,000,000           9,915,767
5.33%, 2/19/97(3) ..........................................  15,000,000          14,891,179
5.34%, 1/31/97(3) ..........................................  17,000,000          16,924,350
5.35%, 3/11/97(3) ..........................................   5,000,000           4,948,729
5.35%, 3/18/97(3) ..........................................   8,000,000           7,909,644
5.35%, 3/24/97(3) ..........................................   7,000,000           6,914,697
                                                                                 -----------
                                                                                 114,983,596
                                                                                 -----------
BROKER/DEALERS-12.5%
CS First Boston, Inc.:
  5.31%, 1/30/97 ............................................   7,000,000          6,970,057
  5.31%, 2/20/97 ............................................  15,000,000         14,889,375
  5.33%, 2/13/97(3) .........................................  25,000,000         24,840,661
  5.35%, 2/12/97(3) .........................................  10,000,000          9,937,642
  5.38%, 3/4/97(1)(4) .......................................  10,000,000         10,000,000
  5.58%, 1/21/97(1)(4) ......................................  10,000,000         10,000,000
Goldman Sachs Group, L.P.:
  5.31%, 3/21/97 ............................................  23,000,000         22,731,992
  5.31%, 5/5/97 .............................................  15,000,000         14,725,650
  5.38%, 3/14/97 ............................................  10,000,000          9,892,400
  5.42%, 1/17/97 ............................................  10,000,000          9,975,911
  5.43%, 1/13/97 ............................................  30,000,000         29,945,700
  5.50%, 4/4/97 .............................................  15,000,000         14,786,875
  8.25%, 1/2/97 .............................................  52,550,000         52,539,173
Merrill Lynch & Co., Inc.:
  5.31%, 2/28/97 ............................................   5,000,000          4,957,225
  5.33%, 1/2/97 .............................................  20,000,000         19,997,036
  5.33%, 1/24/97 ............................................  20,000,000         19,931,894
  5.33%, 3/10/97 ............................................  20,000,000         19,798,644
  5.35%, 1/28/97 ............................................   5,000,000          4,979,937
  5.40%, 1/31/97(1) .........................................  20,000,000         20,000,000
  5.40%, 2/10/97 ............................................  12,000,000         11,928,000
  5.42%, 1/23/97 ............................................  35,000,000         34,884,897
  5.42%, 12/19/97(1) ........................................  15,000,000         14,999,534
  5.43%, 10/24/97(1) ........................................  10,000,000          9,998,378
  5.44%, 1/21/97 ............................................  10,000,000          9,969,778

STATEMENT OF INVESTMENTS December 31, 1996 (Continued) Daily Cash Accumulation Fund, Inc.



                                                               Face               Value
                                                              Amount            See Note 1
                                                             ---------         -----------






BROKER/DEALERS-12.5% (CONTINUED)
Morgan Stanley Group, Inc.:
  5.26%, 6/27/97(1) ......................................  $36,815,000        $ 36,815,000
  5.41%, 2/3/97 ..........................................   10,000,000           9,950,408
                                                                                -----------
                                                                                449,446,167
                                                                                -----------
BUILDING MATERIALS-0.1%
Compagnie de Saint-Gobain, 5.38%, 4/23/97..................   5,000,000           4,916,311
                                                                                -----------

CHEMICALS-0.2%
Monsanto Co., 5.30%, 1/27/97(3)............................   6,900,000           6,873,588
                                                                                -----------

COMMERCIAL FINANCE-12.3% CIT Group Holdings, Inc.:
  5.31%, 1/24/97 ..........................................  15,000,000          14,949,112
  5.33%, 11/20/97(1) ......................................  15,000,000          14,989,942
  5.35%, 5/1/97(1) ........................................  10,000,000           9,996,244
  5.35%, 6/11/97(1) .......................................  10,000,000           9,994,762
  5.37%, 9/17/97(1) .......................................  20,000,000          19,989,710
  5.67%, 3/1/98(1) ........................................  38,500,000          38,500,000
Countrywide Home Loans:
  5.33%, 1/23/97 ..........................................  24,000,000          23,921,827
  5.33%, 2/19/97 ..........................................   5,000,000           4,963,726
  5.33%, 3/3/97 ...........................................   5,000,000           4,954,843
  5.34%, 1/8/97 ...........................................   9,000,000           8,990,655
  5.34%, 3/12/97 ..........................................   5,000,000           4,948,083
  5.36%, 3/5/97 ...........................................  16,000,000          15,849,920
  5.37%, 3/4/97 ...........................................  10,000,000           9,907,517
FINOVA Capital Corp.:
  5.37%, 2/18/97 ..........................................   3,000,000           2,978,520
  5.37%, 2/24/97 ..........................................  10,000,000           9,919,450
  5.37%, 2/28/97 ..........................................   7,000,000           6,939,326
  5.38%, 1/7/97 ...........................................   8,000,000           7,992,827
  5.38%, 2/20/97 ..........................................   5,000,000           4,962,639
  5.40%, 1/15/97 ..........................................   5,000,000           4,989,500
  5.40%, 2/27/97 ..........................................  32,000,000          31,727,682
  5.43%, 2/26/97 ..........................................  20,000,000          19,831,067
  5.49%, 2/5/97 ...........................................   5,000,000           4,973,312
  5.53%, 1/24/97 ..........................................   5,000,000           4,982,335
  5.68%, 1/17/97 ..........................................   3,000,000           2,992,427
  6.06%, 2/21/97(1) .......................................  15,000,000          15,000,000

STATEMENT OF INVESTMENTS December 31, 1996 (Continued) Daily Cash Accumulation Fund, Inc.



                                                                  Face             Value
                                                                 Amount          See Note 1
                                                               ---------         -----------

COMMERCIAL FINANCE-12.3% (CONTINUED)
Heller Financial, Inc.:
5.41%, 3/17/97 ............................................. $20,000,000         $19,774,479
5.42%, 2/6/97 ..............................................   7,000,000           6,962,060
5.43%, 1/14/97 .............................................  15,000,000          14,970,587
5.45%, 3/20/97 .............................................   5,000,000           4,940,958
5.45%, 3/21/97 .............................................   2,000,000           1,976,081
5.46%, 10/1/97(1) ..........................................  20,000,000          19,997,008
5.46%, 10/10/97(1) .........................................  13,000,000          12,997,991
5.55%, 4/10/97 .............................................   7,000,000           6,893,162
5.55%, 4/2/97 ..............................................   9,500,000           9,366,723
5.59%, 12/18/97(1) .........................................  15,000,000          15,000,000
5.66%, 1/15/97 .............................................  10,000,000          10,000,518
5.69%, 3/28/97(1) ..........................................  20,000,000          20,001,439
                                                                                 -----------
                                                                                 442,126,432
                                                                                 -----------
COMPUTER SOFTWARE-0.3%
First Data Corp.:
  5.37%, 6/10/97 ............................................  5,000,000           4,880,667
  5.40%, 2/25/97 ............................................  5,000,000           4,958,750
                                                                                 -----------
                                                                                   9,839,417
                                                                                 -----------
CONGLOMERATES-1.0%
Mitsubishi International Corp.:
5.34%, 1/8/97 ...............................................  9,500,000           9,490,136
5.43%, 2/7/97 ............................................... 19,000,000          18,893,964
5.44%, 2/14/97 ..............................................  7,800,000           7,748,139
                                                                                  ----------
                                                                                  36,132,239
                                                                                 -----------
CONSUMER FINANCE-3.0%
American Express Corp., 5.32%, 1/3/97 ....................... 15,000,000          14,995,567
Island Finance Puerto Rico, Inc.:
5.32%, 3/11/97 .............................................. 13,700,000          13,560,306
5.34%, 3/24/97 ..............................................  5,100,000           5,037,967
5.36%, 1/15/97 ..............................................  8,000,000           7,983,324
5.39%, 3/25/97 .............................................. 16,500,000          16,294,955
5.44%, 3/20/97 .............................................. 10,000,000           9,882,133

STATEMENT OF INVESTMENTS December 31, 1996 (Continued) Daily Cash Accumulation Fund, Inc.



                                                                 Face               Value
                                                                Amount            See Note 1
                                                               ---------         -----------

CONSUMER FINANCE-3.0% (CONTINUED)
Sears Roebuck Acceptance Corp.:
  5.31%, 3/3/97 ...........................................  $25,000,000         $ 24,775,063
  5.32%, 3/31/97 ..........................................    9,000,000            8,881,630
  5.43%, 1/16/97 ..........................................    5,000,000            4,988,688
                                                                                 ------------
                                                                                  106,399,633
                                                                                 ------------
DIVERSIFIED FINANCIAL-14.5%
Associates Corp. of North America, 7.28%, 1/2/97 ..........   75,000,000           74,984,833
Ford Motor Credit Co.:
  5.32%, 1/10/97 ..........................................   15,000,000           14,980,050
  5.32%, 1/6/97 ...........................................   24,300,000           24,282,045
  5.32%, 1/8/97 ...........................................   13,600,000           13,585,932
  5.32%, 1/9/97 ...........................................   15,000,000           14,982,267





  5.40%, 1/2/97 ...........................................   75,000,000           74,985,167
  5.57%, 5/12/97(1) .......................................   15,000,000           15,001,935
General Electric Capital Corp.:
  5.31%, 1/15/97 ..........................................   15,000,000           14,969,025
  5.50%, 1/31/97 ..........................................    5,000,000            4,977,083
General Electric Capital Services, 7.12%, 1/2/97 ..........   78,000,000           77,984,573
General Motors Acceptance Corp.:
  5.35%, 1/8/97 ...........................................   21,000,000           20,978,154
  5.35%, 3/3/97 ...........................................    5,000,000            4,954,674
  5.38%, 2/18/97 ..........................................   10,000,000            9,928,267
  5.41%, 4/10/97 ..........................................    5,000,000            5,058,018
  5.41%, 4/7/97 ...........................................   27,975,000           27,569,817
  5.45%, 1/16/97 ..........................................   10,000,000            9,977,292
  5.45%, 2/12/97 ..........................................   13,000,000           12,917,342
  5.45%, 2/12/97 ..........................................   17,000,000           16,891,908
  5.45%, 2/4/97 ...........................................    8,900,000            8,854,190
  5.45%, 2/6/97 ...........................................   10,000,000            9,945,500
  5.45%, 4/21/97(1) .......................................   15,000,000           14,991,777
  5.47%, 2/14/97 ..........................................   18,500,000           18,376,317
  5.48%, 3/11/97 ..........................................    5,000,000            4,947,483
  5.48%, 3/26/97 ..........................................    5,025,000            4,960,747
Household Finance Corp., 5.30%, 2/24/97....................   15,000,000           14,880,750
Transamerica Finance Corp., 5.33%, 3/17/97 ................    5,000,000            4,944,479
                                                                                   ----------
                                                                                  520,909,625
                                                                                  -----------

STATEMENT OF INVESTMENTS December 31, 1996 (Continued) Daily Cash Accumulation Fund, Inc.



                                                               Face       Value
                                                              Amount    See Note 1
                                                            ---------   ---------



ELECTRICAL EQUIPMENT-0.4%
Xerox Corp., 5.30%, 1/10/97 ............................. $15,000,000  $14,980,125
                                                                       -----------
ELECTRONICS-2.3%
Avnet, Inc., 5.34%, 3/14/97 ..............................  5,000,000    4,946,600
Mitsubishi Electric Finance America, Inc.:
  5.32%, 2/21/97(3) ...................................... 10,000,000    9,924,633
  5.33%, 1/30/97(3) ...................................... 16,285,000   16,214,929
  5.35%, 1/15/97(3) ...................................... 10,000,000    9,979,194
  5.36%, 2/5/97(3) ....................................... 25,000,000   24,869,722
  5.37%, 1/3/97(3) ....................................... 16,734,000   16,729,008
                                                                       -----------
                                                                        82,664,086
                                                                       -----------
ENVIRONMENTAL-0.1%
WMX Technologies, Inc., 5.36%, 4/18/97(3).................. 5,000,000    4,920,344
                                                                       -----------

HEALTHCARE/DRUGS-0.1%
Sandoz Corp., 5.30%, 1/23/97(3)............................ 5,000,000    4,983,806
                                                                       -----------

HEALTHCARE/SUPPLIES & SERVICES-0.5%
American Home Products, 5.33%, 1/10/97(3)................. 10,000,000    9,986,675
Sherwood Medical Co., 5.32%, 1/24/97(3).................... 7,000,000    6,976,208
                                                                       -----------
                                                                        16,962,883
                                                                       -----------
INDUSTRIAL SERVICES-0.4%
Atlas Copco AB, 5.30%, 2/24/97(3).........................  5,000,000    4,960,250
PHH Corp., 5.79%, 3/26/97(1).............................. 10,000,000    9,998,653
                                                                       -----------
                                                                        14,958,903
                                                                       -----------
INSURANCE-6.8%
Allstate Life Insurance Co., 5.38%, 1/3/97(1)............. 10,000,000   10,000,000
General American Life Insurance Co., 5.58%, 1/3/97(1)..... 30,000,000   30,000,000
Jackson National Life:
  5.39%, 1/3/97(1) ....................................... 15,000,000   15,000,000
  5.40%, 1/3/97(1) ....................................... 30,000,000   30,000,000
Pacific Mutual Life Insurance Co., 5.57%, 1/2/97(1)(4).....50,000,000   50,000,000
Protective Life Insurance Co., 5.52%, 1/26/97(1)(4)........20,000,000   20,000,000

STATEMENT OF INVESTMENTS December 31, 1996 (Continued) Daily Cash Accumulation Fund, Inc.



                                                             Face        Value
                                                            Amount     See Note 1
                                                           ---------   -----------


INSURANCE-6.8% (CONTINUED)
TransAmerica Life Insurance & Annuity Co.:
  5.38%, 10/15/97(1) ..................................   $25,000,000 $ 25,000,000
  5.38%, 8/7/97(1)(4) .................................    25,000,000   25,000,000
  5.38%, 9/30/97(1) ...................................    20,000,000   20,000,000
TransAmerica Occidental Life, 5.38%, 9/29/97(1).........   20,000,000   20,000,000
                                                                       -----------
                                                                       245,000,000
                                                                       -----------
LEASING & FACTORING-0.9%
International Lease Finance Corp.:
  5.30%, 3/7/97 ........................................   10,000,000    9,904,306
  5.33%, 2/3/97 ........................................   13,775,000   13,707,698
  5.33%, 2/7/97 ........................................   10,000,000    9,945,219
                                                                       -----------
                                                                        33,557,223
                                                                       -----------
NONDURABLE HOUSEHOLD GOODS-0.1%
Newell Co., 5.33%, 3/7/97(3).............................   5,000,000    4,951,882
                                                                       -----------

OIL-INTEGRATED-0.3%
Repsol International Finance, 5.35%, 3/28/97.............  10,000,000    9,872,194
                                                                       -----------

SAVINGS & LOANS-0.2%
First Bank FSB, 5.58%, 8/29/97(1)........................   7,000,000    6,999,550
                                                                       -----------

SPECIAL PURPOSE FINANCIAL-23.1%
Asset Backed Capital Finance, Inc.:





  5.45%, 3/12/97(3)                                        15,000,000   14,841,042
  5.48%, 12/15/97(1)(4) .................................  15,000,000   14,994,921
Asset-Securitization Cooperative:
  5.31%, 1/29/97(3) .....................................  10,000,000    9,958,700
  5.31%, 2/18/97(3) .....................................  15,000,000   14,893,867
  5.31%, 2/26/97(3) .....................................  25,000,000   24,793,500
  5.33%, 3/11/97(3) .....................................   7,000,000    6,928,489
  5.33%, 3/17/97(3) .....................................  10,000,000    9,888,958
  5.34%, 3/18/97(3) .....................................  14,200,000   14,039,919
  5.35%, 3/19/97(3) .....................................  10,000,000    9,885,569

STATEMENT OF INVESTMENTS December 31, 1996 (Continued) Daily Cash Accumulation Fund, Inc.



                                                                            Face        Value
                                                                           Amount     See Note 1
                                                                         ---------    -----------

SPECIAL PURPOSE FINANCIAL-23.1% (CONTINUED)
Beta Finance, Inc.:
  5.32%, 5/12/97(1)(3) ............................................... $15,000,000    $15,001,041
  5.35%, 3/17/97(3) ..................................................  10,000,000      9,888,542
  5.35%, 4/17/97(3) ..................................................  15,000,000     14,763,708
Cooperative Association of Tractor Dealers, Inc., 5.50%, 2/4/97 ......   8,200,000      8,157,406
CXC, Inc.:
  5.31%, 2/25/97(3) ..................................................  15,000,000     14,878,313
  5.32%, 1/7/97(3) ...................................................  15,000,000     14,986,700
  5.32%, 3/12/97(3) ..................................................  10,000,000      9,896,556
  5.33%, 1/8/97(3) ...................................................  20,000,000     19,979,272
  5.35%, 1/16/97(3) ..................................................   5,000,000      4,988,854
  5.35%, 2/5/97(3) ...................................................  25,000,000     24,869,965
Falcon Asset Securitization Corp.:
  5.30%, 2/25/97(3) ..................................................  15,000,000     14,878,542
  5.32%, 1/13/97(3) ..................................................  21,000,000     20,962,760
  5.33%, 1/7/97(3) ...................................................  16,000,000     15,985,787
First Deposit Master Trust 1993-3:
  5.32%, 1/24/97(3) ..................................................   5,000,000      4,983,006
  5.32%, 2/24/97(3) ..................................................  12,000,000     11,904,240
  5.32%, 2/26/97(3) ..................................................   5,900,000      5,851,174
  5.32%, 2/27/97(3) ..................................................  17,000,000     16,856,803
  5.35%, 1/21/97(3) ..................................................   9,200,000      9,172,656
  5.35%, 3/20/97(3) ..................................................   5,000,000      4,942,042
  5.65%, 1/9/97(3) ...................................................   5,000,000      4,993,944
Fleet Funding Corp.:
  5.32%, 1/9/97(3) ...................................................  27,026,000     26,994,049
  5.45%, 1/17/97(3) ..................................................  25,000,000     24,939,444
New Center Asset Trust:
  5.35%, 4/1/97 ......................................................  15,000,000     14,799,375
  5.40%, 2/6/97 ......................................................  15,000,000     14,919,000
  5.43%, 1/29/97 .....................................................  25,000,000     24,894,417
  7.30%, 1/2/97 ...................................................... 100,000,000     99,979,722
RACERS Series 1996-MM-12-3, 5.59%, 12/15/97(1)(4) ....................  15,000,000     15,000,000

STATEMENT OF INVESTMENTS DECEMBER 31, 1996 (Continued) Daily Cash Accumulation Fund, Inc.



                                                                           Face         Value
                                                                          Amount      See Note 1
                                                                        ---------     -----------


SPECIAL PURPOSE FINANCIAL-23.1% (CONTINUED)
Sheffield Receivables Corp.:
  5.32%, 1/16/97 ...................................................   $ 7,450,000   $ 7,433,486
  5.32%, 1/16/97(3) ................................................    10,000,000     9,977,833
  5.32%, 1/6/97(3) .................................................    26,160,000    26,140,648
Short Term Card Account Trust 1995-1, Class A1, 5.61%, 1/15/97(1)(4)    15,000,000    15,000,000
Sigma Finance, Inc.:
  5.30%, 5/16/97(3) ................................................     5,000,000     4,900,625
  5.31%, 5/12/97(3) ................................................    10,000,000     9,806,775
  5.31%, 5/14/97(3) ................................................     6,500,000     6,372,486
  5.31%, 5/19/97(3) ................................................     5,000,000     4,898,225
  5.32%, 5/6/97(3) .................................................     5,000,000     4,907,639
  5.33%, 3/3/97(3) .................................................     5,000,000     4,954,843
  5.37%, 4/15/97(3) ................................................    15,000,000    14,767,300
  5.37%, 4/28/97(3) ................................................    21,000,000    20,634,668
  5.37%, 4/8/97(3) .................................................    14,000,000    13,797,432
  5.38%, 1/3/97(3) .................................................    10,000,000     9,997,011
  5.38%, 4/9/97(3) .................................................    24,000,000    23,649,024
  5.44%, 2/28/97(3) ................................................    10,000,000     9,912,356
  5.45%, 1/24/97(3) ................................................     5,000,000     4,982,590
  5.45%, 2/19/97(3) ................................................    15,000,000    14,888,729
SMM Trust:
  1996-B, 5.42%, 8/4/97(4) .........................................    10,000,000    10,000,000
  1996-I, 5.71%, 5/29/97(1)(4) .....................................    10,000,000    10,000,000
  1996-V, 5.98%, 3/26/97(4) ........................................    10,000,000    10,000,000
TIERS Series DCMT 1996-A, 5.64%, 10/15/97(1)(4)............ ........     5,000,000     5,000,000
                                                                                     -----------
                                                                                     831,713,953
                                                                                     -----------
TELECOMMUNICATIONS-TECHNOLOGY-2.9%
GTE Corp., 5.48%, 4/1/97 ............................................    10,000,000     9,863,000
NYNEX Corp.:
  5.32%, 2/21/97 ....................................................    8,000,000     7,939,707
  5.33%, 2/18/97 ....................................................    5,000,000     4,964,467
  5.34%, 1/27/97 ....................................................    5,000,000     4,980,717
  5.34%, 3/6/97 .....................................................   10,000,000     9,905,067
  5.34%, 3/7/97 .....................................................    7,000,000     6,932,508

STATEMENT OF INVESTMENTS December 31, 1996 (Continued) Daily Cash Accumulation Fund, Inc.



                                                                                 Face                  Value
                                                                               Amount                See Note 1
                                                                               ---------             -----------








TELECOMMUNICATIONS-TECHNOLOGY-2.9% (CONTINUED)
  5.35%, 1/10/97 ...........................................................  $20,000,000          $   19,973,250
  5.35%, 1/24/97 ...........................................................   10,000,000               9,965,819
  5.35%, 3/5/97 ............................................................    5,000,000               4,953,363
  5.42%, 1/13/97 ...........................................................   15,000,000              14,972,900
  5.42%, 1/17/97 ...........................................................    9,400,000               9,377,607
                                                                                                   --------------
                                                                                                      103,828,405
                                                                                                   --------------
Total Short-Term Notes (Cost $3,121,654,966)................................                        3,121,654,966
                                                                                                   --------------


U.S. GOVERNMENT AGENCIES-0.9%
Federal Home Loan Bank, 5.68%, 8/1/97 (Cost $33,982,579)(1) ................    34,000,000             33,982,579
                                                                                                   --------------


FOREIGN GOVERNMENT OBLIGATIONS-1.0%
Bayerische Landesbank Girozentrale, 5.07%, 7/29/97(1) ......................    15,000,000             15,000,000
Westdeutsche Landesbank Girozentrale, guaranteeing commercial paper of:
  Unibanco-Uniao de Bancos Brasileiros SA-Grand Cayman-Series A, 5.37%, 4/7/97   5,000,000              4,928,400

  Comision Federal de Electricidad:
    Series A, 5.31%, 2/18/97 ...............................................    10,000,000              9,929,200
    Series A, 5.36%, 3/11/97 ...............................................     5,000,000              4,948,633
                                                                                                   --------------
Total Foreign Government Obligations (Cost $34,806,233)....                                            34,806,233
                                                                                                   --------------
Total Investments, at Value.................................................         100.5%         3,619,270,756
Liabilities in Excess of Other Assets.......................................          (0.5)         (17,781,686)
                                                                                     -----         --------------

Net Assets..................................................................         100.0%        $3,601,489,070
                                                                                     =====         ==============

STATEMENT OF INVESTMENTS December 31, 1996 (Continued) Daily Cash Accumulation Fund, Inc.




Short-term notes, direct bank obligations and letters of credit are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

1. Floating or variable rate obligation. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on December 31, 1996. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.
2. Put obligation redeemable at full face value on the date reported. 3. Restricted securities, including those issued in exempt transactions without registration under the Securities Act of 1933 (the Act), amounting to $881,361,667, or 24.47% of the Fund's net assets, have been determined to be liquid pursuant to guidelines adopted by the Board of Directors.
4. Restricted securities which are considered illiquid, by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale, amount to $194,994,921, or 5.41% of the Fund's net assets. The Fund may not invest more than 10% of its net assets (determined at the time of purchase) in illiquid securities.


See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES December 31, 1996 Daily Cash Accumulation Fund, Inc.

ASSETS:
Investments, at value-see accompanying statement .............       $3,619,270,756
Cash .........................................................            4,025,043
Receivables:
  Interest ...................................................            7,239,494
  Shares of capital stock sold ...............................              435,693
Other ........................................................               71,879
                                                                     --------------
    Total assets .............................................        3,631,042,865
                                                                     --------------

LIABILITIES:
Payables and other liabilities:
  Shares of capital stock redeemed ...........................           28,952,775
  Service plan fees ..........................................              235,143
  Dividends ..................................................                8,792
  Directors' fees ............................................                4,452
Other ........................................................              352,633
                                                                     --------------
  Total liabilities ..........................................           29,553,795
                                                                     --------------

NET ASSETS ...................................................       $3,601,489,070
                                                                     ==============

COMPOSITION OF NET ASSETS:
Par value of shares of capital stock .........................       $  360,135,211
Additional paid-in capital ...................................        3,241,216,896
Accumulated net realized gain on investment transactions .....              136,963
                                                                     --------------

NET ASSETS-applicable to 3,601,352,108 shares of capital
  stock outstanding ..........................................       $3,601,489,070
                                                                     ==============
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE
  PER SHARE ..................................................                $1.00

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended December 31, 1996 Daily Cash Accumulation Fund, Inc.

INVESTMENT INCOME-Interest .............................................................     $ 197,327,796
                                                                                             -------------

EXPENSES:
Management fees-Note 3 .................................................................        13,374,834





Service plan fees-Note 3 ...............................................................         7,123,026
Transfer and shareholder servicing agent fees-Note 3 ...................................         2,910,657
Custodian fees and expenses ............................................................           384,166
Registration and filing fees ...........................................................           342,496
Shareholder reports ....................................................................           273,627
Legal and auditing fees ................................................................            45,581
Directors' fees and expenses ...........................................................            30,738
Insurance expenses .....................................................................            29,160
Other ..................................................................................            11,999
                                                                                             -------------
  Total expenses .......................................................................        24,526,284
  Less reimbursement of expenses by Centennial Asset Management Corporation-Note 3 .....          (441,801)
                                                                                             -------------
  Net expenses .........................................................................        24,084,483
                                                                                             -------------
NET INVESTMENT INCOME ..................................................................       173,243,313

NET REALIZED GAIN ON INVESTMENTS .......................................................             2,534
                                                                                             -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................................     $ 173,245,847
                                                                                             =============

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS Daily Cash Accumulation Fund, Inc.

                                                                      Year Ended December 31,
                                                                    1996                   1995
                                                              ---------------        ---------------
OPERATIONS:
Net investment income .................................       $   173,243,313        $   179,893,318
Net realized gain .....................................                 2,534                664,800
                                                              ---------------        ---------------
Net increase in net assets resulting from operations ..           173,245,847            180,558,118


DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS ...........          (173,245,601)          (180,522,108)

CAPITAL STOCK TRANSACTIONS:
Net increase in net assets resulting from capital stock
  transactions-Note 2 .................................            77,763,723            565,456,928
                                                              ---------------        ---------------

NET ASSETS:
Total increase ........................................            77,763,969            565,492,938
Beginning of period ...................................         3,523,725,101          2,958,232,163
                                                              ---------------        ---------------
End of period .........................................       $ 3,601,489,070        $ 3,523,725,101
                                                              ===============        ===============

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Daily Cash Accumulation Fund, Inc.

                                                                    Year Ended December 31,
                                                    1996        1995        1994        1993        1992
                                                    ----        ----        ----        ----        ----
PER SHARE OPERATING DATA:
Net asset value, beginning
  of period ...................................    $1.00       $1.00       $1.00       $1.00       $1.00
Income from investment
  operations-net investment
  income and net realized gain ................      .05         .05         .04         .03         .03
Dividends and distributions to shareholders ...     (.05)       (.05)       (.04)       (.03)       (.03)
                                                   -----       -----       -----       -----       -----
Net asset value, end of period ................    $1.00       $1.00       $1.00       $1.00       $1.00
                                                   =====       =====       =====       =====       =====

TOTAL RETURN, AT
  NET ASSET VALUE(1) ..........................     4.93%       5.47%       3.77%       2.69%       3.54%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) .......   $3,602      $3,524      $2,958      $3,589      $4,061
Average net assets (in millions) ..............   $3,591      $3,379      $3,378      $3,940      $4,760

RATIOS TO AVERAGE NET ASSETS:
Net investment income .........................     4.82%       5.32%       3.64%       2.67%       3.50%
Expenses, before voluntary reimbursement
  by the Manager ..............................     0.68%       0.71%       0.74%       0.74%       0.70%
Expenses, net of voluntary reimbursement
  by the Manager ..............................     0.67%        N/A        0.73%        N/A         N/A

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

 NOTES TO FINANCIAL STATEMENTS Daily Cash Accumulation Fund, Inc.


1. SIGNIFICANT ACCOUNTING POLICIES

Daily Cash Accumulation Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek the maximum current income that is consistent with low capital risk and the maintenance of liquidity. The Fund seeks to achieve this objective by investing in "money market" securities meeting specified quality standards. The Fund's investment adviser is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Fund.

Investment Valuation-Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Federal Taxes-The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

Distributions to Shareholders-The Fund intends to declare dividends from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. To effect its policy of maintaining a net asset value of $1.00 per share, the Fund may withhold dividends or make distributions of net realized gains.

Other-Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS (Continued) Daily Cash Accumulation Fund, Inc.


2. CAPITAL STOCK
The Fund has authorized 15,000,000,000 shares of $0.10 par value capital stock. Transactions in shares of capital stock were as follows:

                                     Year Ended December 31, 1996               Year Ended December 31, 1995
                                 ------------------------------------       ------------------------------------
                                     Shares                Amount               Shares               Amount
                                 --------------       ---------------       --------------       ---------------
Sold ......................       7,263,772,507       $ 7,263,772,507        7,320,626,109       $ 7,320,626,109
Dividends and distributions
reinvested ................         170,695,960           170,695,960          177,673,219           177,673,219
Redeemed ..................      (7,356,704,744)       (7,356,704,744)      (6,932,842,400)       (6,932,842,400)
                                 --------------       ---------------       --------------       ---------------
Net increase ..............          77,763,723       $    77,763,723          565,456,928       $   565,456,928
                                 ==============       ===============       ==============       ===============


3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.45% on the first $500 million of average annual net assets with a reduction of 0.025% on each $500 million thereafter, to 0.25% on net assets in excess of $4 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

Independently of the investment advisory agreement with the Fund, effective December 1, 1994, the Manager has voluntarily agreed to assume the Fund's expenses to the level needed to enable the Fund's seven-day yield (computed in accordance with procedures specified pursuant to regulations adopted under the Investment Company Act of 1940) to at least equal the seven-day yield of Centennial Money Market Trust, a related Fund for which the Manager also serves as investment adviser.

Shareholder Services, Inc. (SSI), a subsidiary of OFI, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. SSI's total costs of providing such services are allocated ratably to these companies.

Under an approved plan of distribution, the Fund may expend up to 0.20% of its net assets annually to reimburse certain securities dealers and other financial institutions and organizations for costs incurred in distributing Fund shares.

INDEPENDENT AUDITORS' REPORT
Daily Cash Accumulation Fund, Inc.


The Board of Directors and Shareholders of Daily Cash Accumulation Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Daily Cash Accumulation Fund, Inc., as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for the period January 1, 1992 to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Daily Cash Accumulation Fund, Inc., at December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP



Denver, Colorado
January 22, 1997

FEDERAL INCOME TAX INFORMATION (Unaudited) Daily Cash Accumulation Fund, Inc.


In early 1997, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

None of the dividends paid by the Fund during the fiscal year ended December 31, 1996 are eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.gulations, we recommend that you consult your tax adviser for specific guidance.

Daily Cash Accumulation Fund, Inc.                     1997 Semi-Annual Report

       Officers and Directors
       James C. Swain, Chairman and Chief
         Executive Officer
       Bridget A. Macaskill, Director and
         President
       Robert G. Avis, Director
       William A. Baker, Director
       Charles Conrad, Jr., Director
       Jon S. Fossel, Director
       Sam Freedman, Director
       Raymond J. Kalinowski, Director
       C. Howard Kast, Director                        Daily Cash
       Robert M. Kirchner, Director
       Ned M. Steel, Director                          Accumulation
       George C. Bowen, Vice President, Treasurer      Fund, Inc.
         and Assistant Secretary
       Andrew J. Donohue, Vice President and           June 30, 1997
         Secretary
       Dorothy G. Warmack, Vice President
       Carol E. Wolf, Vice President
       Arthur J. Zimmer, Vice President
       Robert J. Bishop, Assistant Treasurer
       Scott T. Farrar, Assistant Treasurer
       Robert G. Zack, Assistant Secretary

       Investment Adviser And Distributor
       Centennial Asset Management Corporation

       Transfer and Shareholder Servicing Agent
       Shareholder Services, Inc.

       Custodian of Portfolio Securities
       Citibank, N.A.

       Independent Auditors
       Deloitte & Touche LLP

       Legal Counsel
       Myer, Swanson, Adams & Wolf, P.C.

       The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors.

       This is a copy of a report to shareholders of Daily Cash Accumulation Fund, Inc. This report must be preceded or accompanied by a Prospectus of Daily Cash Accumulation Fund, Inc. For material information concerning the Fund, see the Prospectus.

       For shareholder servicing call:
       1-800-525-9310 (in U.S.)
       303-768-3200 (outside U.S.)

       Or write:
       Shareholder Services, Inc.
       P.O. Box 5143
       Denver, CO 80217-5143

Dear Shareholder:

The job of a money market fund is to provide liquidity, safety of principal and a yield that keeps pace with inflation. During the six months ended June 30, 1997, your Daily Cash Accumulation Fund, Inc. achieved those objectives.

For the six months ended June 30, 1997, Daily Cash Accumulation Fund, Inc. had a compounded annualized yield of 5.05%. Without compounding, the corresponding yield was 4.93%. The seven-day annualized yields, with and without compounding, for the six months ended June 30, 1997 were 5.17% and 5.04%, respectively.1 It's important to remember that an investment in the Fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will maintain a stable $1.00 share price in the future.

Our strategy is to invest in the securities that present minimal credit risk. Through our independent credit analysis, we are able to add value in the way of additional yield, by identifying and investing in securities that are improving credits. We may invest in securities that receive the second highest rating issued by one credit rating agency, but that security must also have been assigned the highest rating by at least two other ratings agencies. We invest in such a "split-rated" security only if it is, in our opinion, an improving credit and likely to be upgraded.

The U.S. economy is in the midst of one of its best periods in decades, with growth in 1997 reaching an annual rate of 4%, up from about 2% in 1995. Unemployment has fallen to its lowest level since the early 1970s. Meanwhile, inflation is dormant, despite the strengthening economy.

As a result, interest rates have remained under control. Although 30-year Treasury rates have risen above 7% several times during the past twelve months, yields on short-term securities, such as U.S. Treasury bills and money market securities, have hovered closer to 5%.

In comparison, the annual inflation rate is generally agreed to be about 2.5%.2 That means that the difference between money market yields and inflation is roughly 3 percentage points, twice the normal "spread." Considering their low level of risk and their traditional role as an alternative to cash, today's money market fund yields are quite attractive.

On March 25, 1997, the Federal Reserve Board raised short-term interest rates by 0.25%. Many market observers predicted the Fed's attempt to slow down the economy, since the Gross Domestic Product during the first quarter of 1997 was growing at a 5.8% annual rate. Although the March action came as no surprise, the next question was whether the Fed was going to raise interest rates further. However, the Fed often behaves unexpectedly. Many investors expected the Fed to raise interest rates another 0.25% at its May 20, 1997 meeting. Instead, the Fed left interest rates unchanged, satisfied that the economy was slowing down.

Rather than try to make such predictions, our strategy is to "ladder" the portfolio with some securities maturing in a few days, some maturing in a month, some maturing in two months and so on. With a relatively broad maturity spectrum, the portfolio is less affected by Fed moves up or down. At the same time, the portfolio is able to enjoy


higher income typically available on longer-term money market securities.

Thank you for your confidence in Daily Cash Accumulation Fund, Inc. We look forward to helping you reach your investment goals in the future.


Sincerely,


/s/ James C. Swain
James C. Swain
Chairman
Daily Cash Accumulation Fund, Inc.




/s/ Bridget A. Macaskill
Bridget A. Macaskill
President
Daily Cash Accumulation Fund, Inc.


July 22, 1997


1. Compounded yields assume reinvestment of dividends. An "annualized" yield assumes that the actual six-month performance is replicated for a full year. Past performance does not guarantee future results.
2. Data: Labor Dept.

Statement of Investments June 30, 1997 (Unaudited)
Daily Cash Accumulation Fund, Inc.


                                                       Face             Value
                                                      Amount         See Note 1
                                                   ------------     ------------
Bankers' Acceptances-0.6% BankBoston, N.A.:
 5.28%, 8/18/97...............................     $  7,000,000     $  6,950,720
 5.60%, 10/24/97..............................        5,000,000        4,910,555
Societe Generale, 5.64%, 10/15/97.............        8,000,000        7,867,147
                                                                    ------------
Total Bankers' Acceptances....................                        19,728,422
                                                                    ------------
Certificates of Deposit-3.6%
Domestic Certificates of Deposit-0.6%
LaSalle National Bank:
 5.46%, 7/1/97................................        5,000,000        5,000,000
 5.52%, 7/9/97................................        8,000,000        8,000,000
 5.53%, 7/2/97................................       10,000,000       10,000,000
                                                                    ------------
                                                                      23,000,000
                                                                    ------------
Yankee Certificates of Deposit-2.9%
ABN Amro Bank, N.V., 5.49%, 7/11/97...........       15,000,000       15,000,082
Deutsche Bank AG, 5.55%, 7/14/97..............       10,000,000       10,000,035
Societe Generale:
 5.68%, 8/21/97...............................        7,000,000        7,000,081
 5.68%, 8/21/97...............................       10,000,000        9,999,925
 5.72%, 10/21/97..............................       10,000,000        9,989,803
 5.75%, 12/23/97..............................       15,000,000       15,000,000
 5.75%, 12/23/97..............................       15,000,000       15,000,000
 5.75%, 8/8/97................................       10,000,000       10,000,000
 5.92%, 9/17/97...............................       10,000,000       10,006,032
                                                                    ------------
                                                                     101,995,958
                                                                    ------------
Total Certificates of Deposit.................                       124,995,958

Direct Bank Obligations-4.6%
Abbey National North America Corp.:
 5.275%, 8/21/97..............................       10,000,000        9,925,271
 5.39%, 7/11/97...............................       10,000,000        9,985,014
ABN Amro North America Finance, Inc.:
 5.28%, 7/23/97...............................       10,000,000        9,967,122
 5.37%, 7/11/97...............................       15,000,000       14,997,625
BankBoston, N.A.:
 5.53%, 7/11/97...............................       10,000,000       10,000,000
 5.69%, 8/29/97...............................       10,000,000       10,000,000
 5.69%, 9/8/97................................        5,000,000        5,000,000
Bankers Trust Co., New York:
 5.37%, 12/10/97(1)...........................        8,000,000        7,999,147

Statement of Investments June 30, 1997 (Unaudited) (Continued) Daily Cash Accumulation Fund, Inc.


                                                                     Face             Value
                                                                    Amount         See Note 1
                                                                 -----------     --------------
Direct Bank Obligations (Continued)
Bankers Trust Co., New York: (Continued)
 5.60%, 11/26/97(1)...........................................   $10,000,000     $    9,997,210
 5.66%, 6/9/98(1).............................................     8,000,000          7,996,352
FCC National Bank, 5.60%, 5/8/98(1)...........................    10,000,000          9,996,668
Societe Generale North America, Inc.:
 5.39%, 7/14/97...............................................    15,000,000         14,970,804
 5.59%, 12/10/97..............................................     8,000,000          7,798,760
 5.60%, 9/8/97................................................    25,000,000         24,731,667
 5.61%, 9/2/97................................................    10,000,000          9,901,825
                                                                                 ---------------
Total Direct Bank Obligations.................................                      163,247,465
                                                                                 ---------------
Letters of Credit-6.3%
ABN Amro Bank, N.V., guaranteeing commercial paper of:
 Formosa Plastics Corp. USA-Series A:
  5.60%, 8/26/97..............................................    10,000,000          9,912,889
  5.60%, 9/22/97..............................................     5,000,000          4,935,444
  5.63%, 8/28/97..............................................    15,000,000         14,863,942
Bank of America NT & SA, guaranteeing commercial paper of:
 Hyundai Motor Finance Co., 5.38%, 7/7/97.....................     5,000,000          4,995,517
Bank One, Cleveland, guaranteeing commercial paper of:
 Capital One Funding Corp.-Series 1995F:
  5.63%, 7/13/97(1)(2)........................................    10,404,000         10,404,000
  5.63%, 7/13/97(1)(2)........................................     8,750,000          8,750,000
Barclays Bank PLC, guaranteeing commercial paper of:
 Banco Bradesco SA-Grand Cayman Branch:
  Series A, 5.65%, 12/1/97....................................     5,000,000          4,881,212
  Series A, 5.69%, 12/3/97....................................    13,000,000         12,681,518
  Series B, 5.62%, 12/3/97....................................     5,000,000          4,879,014
Barclays Bank PLC, guaranteeing commercial paper of:
 Banco Nacionale de Mexico SA-Series B, 5.63%, 7/1/97.........    10,000,000         10,000,000
Bayerische Vereinsbank AG, guaranteeing commercial paper of:
 Galicia Funding Corp.-Series A:
  5.63%, 9/5/97(3)............................................    10,000,000          9,896,783
  5.65%, 12/5/97(3)...........................................    13,000,000         12,681,421
Credit Suisse, guaranteeing commercial paper of:
 CEMEX, S.A. de C.V.-Series A, 5.31%, 8/18/97.................     5,000,000          4,964,600
 CEMEX, S.A. de C.V.-Series B, 5.61%, 8/22/97.................    17,000,000         16,862,243
 CEMEX, S.A. de C.V.-Series B, 5.68%, 8/19/97.................     5,750,000          5,706,016
 COSCO (Cayman) Co., Ltd., 5.59%, 10/24/97....................     5,000,000          4,910,715
 Daewoo International Corp., 5.45%, 7/15/97...................     6,000,000          5,987,283
 Daewoo International Corp., 5.60%, 9/9/97....................    10,000,000          9,891,111

Statement of Investments June 30, 1997 (Unaudited) (Continued) Daily Cash Accumulation Fund, Inc.


                                                                               Face             Value
                                                                              Amount         See Note 1
                                                                           -----------     --------------
Letters of Credit (Continued)
 Guangdon Enterprises Ltd., 5.67%, 8/19/97..............................   $ 5,000,000     $    4,961,412
 Minmetals Capitals & Securities, Inc., 5.61%, 8/12/97..................     5,000,000          4,967,275
 Pemex Capital, Inc.-Series A, 5.28%, 7/14/97...........................    25,000,000         24,952,388
 Pemex Capital, Inc.-Series B, 5.62%, 11/3/97...........................     5,000,000          4,902,431
Societe Generale, guaranteeing commercial paper of:
 Banco Nacionale de Comercio Exterior, SNC-Series A, 5.61%, 11/25/97         5,000,000          4,885,463
 Banco Nacionale de Comercio Exterior, SNC-Series B, 5.61%, 12/1/97.....    10,000,000          9,761,575
 Nacional Financiera SNC-Series A, 5.75%, 8/18/97.......................    10,000,000          9,923,333
                                                                                           --------------
Total Letters of Credit.................................................                      221,557,585
                                                                                           --------------
Short-Term Notes-80.3% Automotive-1.4% BMW US Capital Corp.:
 5.60%, 8/20/97.........................................................    20,000,000         19,844,444
 5.60%, 8/25/97.........................................................    10,000,000          9,914,444
 5.62%, 8/26/97.........................................................    10,425,000         10,333,862
 5.65%, 8/5/97..........................................................    10,000,000          9,945,069
                                                                                           --------------
                                                                                               50,037,819
                                                                                           --------------
Bank Holding Companies-2.2%
Bankers Trust New York Corp., 5.39%, 7/9/97.............................    25,000,000         24,970,056
Barnett Banks, Inc., 5.70%, 7/7/97......................................    15,000,000         14,985,750
CoreStates Capital Corp., 5.61%, 7/14/97(1).............................     5,000,000          5,000,000
Morgan (J.P.) & Co., Inc., 5.38%, 7/9/97................................    10,000,000          9,988,044
NationsBank Corp., 5.37%, 7/8/97........................................    16,000,000         15,983,293
Norwest Corp., 7.70%, 11/15/97..........................................     5,000,000          5,031,092
                                                                                           --------------
                                                                                               75,958,235
                                                                                           --------------
Beverages-0.3%
Coca-Cola Enterprises, Inc.:
 5.66%, 7/24/97(3)......................................................     5,000,000          4,981,919
 5.68%, 7/14/97(3)......................................................     5,000,000          4,989,744
                                                                                           --------------
                                                                                                9,971,663
                                                                                           --------------
Broker/Dealers-15.0%
Bear Stearns Cos., Inc.:
 5.42%, 10/16/97(1).....................................................     5,000,000          4,999,386
 5.43%, 4/21/98(1)......................................................     5,000,000          4,999,916
 5.44%, 5/22/98(1)......................................................     7,000,000          7,000,000
 5.60%, 8/20/97.........................................................    10,000,000          9,922,222
 5.61%, 8/27/97.........................................................    15,000,000         14,866,762
 5.61%, 8/28/97.........................................................    10,000,000          9,909,617

Statement of Investments June 30, 1997 (Unaudited) (Continued) Daily Cash Accumulation Fund, Inc.


                                                    Face            Value
                                                   Amount         See Note 1
                                                 -----------     ------------
Broker/Dealers (Continued)
Bear Stearns Cos., Inc.: (Continued)
 5.61%, 9/22/97...............................   $ 7,000,000     $  6,909,461
 5.62%, 9/2/97................................    15,000,000       14,852,475
 5.62%, 9/4/97................................    10,000,000        9,898,528
 5.63%, 7/14/97...............................    16,000,000       15,967,471
 5.64%, 10/6/97...............................    15,000,000       14,772,050
 5.66%, 7/8/97................................    18,000,000       17,980,190
 5.677%, 2/9/98(1)............................     5,000,000        5,006,286
CS First Boston, Inc.:
 5.36%, 7/11/97...............................     5,000,000        4,992,556
 5.42%, 5/12/98(1)............................     5,000,000        5,000,000
 5.43%, 6/2/98(1).............................     5,000,000        5,000,000
 5.617%, 3/13/98(1)...........................     8,000,000        8,000,000
Goldman Sachs Group, L.P.:
 5.60%, 9/12/97...............................    15,000,000       14,829,667
 5.61%, 9/10/97...............................    15,000,000       14,834,037
 5.62%, 10/6/97...............................    10,000,000        9,848,572
 5.62%, 9/4/97................................    15,000,000       14,847,792
 Promissory Nts., 5.844%, 10/10/97(2).........     6,000,000        6,000,000
 Promissory Nts., 5.87%, 11/10/97(2)..........    10,000,000       10,000,000
 Promissory Nts., 5.88%, 12/12/97(2)..........    15,000,000       15,000,000
 Promissory Nts., 5.89%, 9/4/97(2)............    10,000,000       10,000,000
Lehman Brothers Holdings, Inc.:
 5.62%, 11/21/97..............................    10,000,000        9,776,761
 5.63%, 8/22/97...............................     5,000,000        4,959,339
 5.64%, 9/10/97...............................    20,000,000       19,777,533
 5.65%, 7/10/97...............................    10,000,000        9,985,875
 5.65%, 7/7/97................................    10,000,000        9,990,583
 5.677%, 2/3/98(1)............................    10,000,000       10,000,000
 5.771%, 6/18/98(1)...........................    10,000,000       10,030,510
Merrill Lynch & Co., Inc.:
 5.28%, 7/3/97................................     5,000,000        4,998,533
 5.36%, 7/2/97................................    10,000,000        9,998,511
 5.40%, 7/9/97................................     5,000,000        4,994,000
 5.58%, 10/29/97..............................    20,000,000       19,628,000
 5.58%, 12/15/97..............................     9,000,000        8,767,035
 5.60%, 8/29/97...............................     5,000,000        4,954,111
 5.63%, 7/14/97...............................    28,000,000       27,943,074
 5.648%, 1/8/98(1)............................    15,000,000       14,998,469
 5.65%, 7/10/97...............................    10,000,000        9,985,875
 5.68%, 10/24/97(1)...........................    10,000,000        9,999,370
 5.68%, 3/18/98(1)............................     5,000,000        4,999,304

Statement of Investments June 30, 1997 (Unaudited) (Continued) Daily Cash Accumulation Fund, Inc.


                                                                            Face             Value
                                                                           Amount         See Note 1
                                                                        -----------     --------------
Broker/Dealers (Continued)
 5.68%, 7/16/97......................................................   $20,000,000     $   19,952,667
 5.685%, 5/26/98(1)..................................................     8,000,000          7,998,927
 5.70%, 8/12/97......................................................     5,000,000          4,966,750
 5.75%, 12/19/97(1)..................................................    15,000,000         14,999,774
 Morgan Stanley, Dean Witter, Discover & Co., 5.50%, 3/24/98.........    28,900,000         28,900,000
                                                                                        --------------
                                                                                           528,041,989
                                                                                        --------------
Chemicals-0.2%
Henkel Corp., 5.61%, 9/11/97(3)......................................     6,185,000          6,115,604
                                                                                        --------------
Commercial Finance-16.9%
CIT Group Holdings, Inc.:
 5.58%, 11/20/97(1)..................................................    15,000,000         14,995,578
 5.60%, 5/22/98(1)...................................................    15,000,000         14,990,973
 5.60%, 8/26/97......................................................    10,000,000          9,912,889
 5.625%, 9/17/97(1)..................................................    20,000,000         19,996,901
 5.63%, 7/17/97......................................................    10,000,000          9,974,978
 5.764%, 3/11/98(1)..................................................    38,500,000         38,500,000
Countrywide Home Loans:
 5.57%, 7/1/97.......................................................    15,000,000         15,000,000
 5.57%, 7/9/97.......................................................    32,000,000         31,960,391
 5.59%, 9/18/97......................................................    20,000,000         19,754,661
 5.61%, 8/27/97......................................................    10,000,000          9,911,175
 5.62%, 8/14/97......................................................    10,000,000          9,931,311
 5.62%, 8/26/97......................................................    75,000,000         74,343,556
FINOVA Capital Corp.:
 5.30%, 7/14/97......................................................     5,000,000          4,990,431
 5.40%, 7/1/97.......................................................    10,000,000         10,000,000
 5.40%, 7/21/97......................................................     5,000,000          4,985,000
 5.43%, 7/10/97......................................................     5,000,000          4,993,212
 5.44%, 7/7/97.......................................................    10,000,000          9,990,775
 5.47%, 7/11/97......................................................    10,000,000          9,984,806
 5.47%, 7/16/97......................................................     5,000,000          4,988,604
 5.61%, 10/30/97.....................................................    15,000,000         14,717,162
 5.61%, 11/21/97.....................................................     8,000,000          7,821,727
 5.61%, 11/7/97......................................................     5,000,000          4,899,487
 5.62%, 11/10/97.....................................................     5,000,000          4,896,967
 5.63%, 12/4/97......................................................    15,000,000         14,634,050
 5.63%, 8/21/97......................................................    10,000,000          9,920,242
 5.64%, 11/14/97.....................................................    13,000,000         12,723,013
 5.64%, 9/8/97.......................................................    10,000,000          9,891,900
 5.65%, 9/19/97......................................................    15,000,000         14,811,667
 5.69%, 12/11/97.....................................................    20,000,000         19,484,739

Statement of Investments June 30, 1997 (Unaudited) (Continued) Daily Cash Accumulation Fund, Inc.


                                                                 Face            Value
                                                                Amount         See Note 1
                                                             -----------     ------------
Commercial Finance (Continued)
Heller Financial, Inc.:
 5.71%, 10/1/97(1)    ....................................   $20,000,000     $ 19,998,992
 5.71%, 10/10/97(1)   ....................................    13,000,000       12,999,281
 5.72%, 8/27/97    .......................................    15,000,000       14,864,150
 5.73%, 9/9/97  ..........................................    15,000,000       14,832,875
 5.74%, 11/13/97   .......................................    15,000,000       14,677,125
 5.75%, 12/15/97   .......................................     9,000,000        8,759,938
 5.75%, 7/16/97    .......................................    10,000,000        9,976,042
 5.75%, 9/4/97  ..........................................    10,000,000        9,896,181
 5.75%, 9/8/97  ..........................................     7,000,000        6,922,854
 5.80%, 10/9/97    .......................................    20,000,000       19,677,778
 5.80%, 12/22/97   .......................................    15,000,000       14,579,500
 5.831%, 12/18/97(1)  ....................................    15,000,000       15,000,000
                                                                             ------------
                                                                              595,190,911
                                                                             ------------
Computer Software-0.6%
First Data Corp.:
 5.58%, 12/16/97   .......................................    15,000,000       14,609,400
 5.605%, 1/27/98   .......................................     8,000,000        7,738,433
                                                                             ------------
                                                                               22,347,833
                                                                             ------------
Conglomerates-0.5%
Mitsubishi International Corp.:
 5.60%, 9/15/97    .......................................     9,800,000        9,684,142
 5.61%, 8/20/97    .......................................    10,000,000        9,922,083
                                                                             ------------
                                                                               19,606,225
                                                                             ------------
Consumer Finance-1.9%
Island Finance Puerto Rico, Inc.:
 5.60%, 9/10/97    .......................................     6,000,000        5,933,733
 5.61%, 8/25/97    .......................................    10,000,000        9,914,292
 5.61%, 8/29/97    .......................................     8,000,000        7,926,447
Sears Roebuck Acceptance Corp.:
 5.60%, 8/25/97    .......................................    10,000,000        9,914,444
 6.20%, 7/1/97  ..........................................    31,800,000       31,800,000
                                                                             ------------
                                                                               65,488,916
                                                                             ------------
Diversified Financial-7.0%
Associates Corp. of North America, 5.65%, 7/14/97   ......    15,000,000       14,969,396
Ford Motor Credit Corp., 5.57%, 11/20/97   ...............    30,000,000       29,340,883
General Electric Capital Corp.:
 5.37%, 7/10/97    .......................................    10,000,000        9,986,575
 5.40%, 7/8/97  ..........................................    10,000,000        9,989,500
 5.57%, 11/28/97   .......................................    25,000,000       24,419,792

Statement of Investments June 30, 1997 (Unaudited) (Continued) Daily Cash Accumulation Fund, Inc.


                                                                 Face           Value
                                                                Amount        See Note 1
                                                             -----------     ------------
Diversified Financial (Continued)
 5.59%, 9/15/97...........................................   $25,000,000     $ 24,704,972
 5.75%, 7/2/97............................................    25,000,000       24,996,007
General Electric Capital Services, 5.36%, 7/16/97.........     7,000,000        6,984,367
General Motors Acceptance Corp.:
 5.31%, 8/6/97............................................    31,000,000       30,835,150
 5.41%, 7/15/97...........................................     8,000,000        7,983,169
 5.45%, 7/14/97...........................................     7,000,000        6,986,224
 5.61%, 12/22/97..........................................     7,000,000        6,810,195
 5.73%, 11/18/97..........................................    15,000,000       14,665,750
 5.73%, 11/24/97..........................................     8,000,000        7,814,093
 5.75%, 4/21/98(1)........................................    15,000,000       14,993,808
Prudential Funding Corp., 5.685%, 5/5/98(1)...............    10,000,000        9,997,964
                                                                             ------------
                                                                              245,477,845
                                                                             ------------
Electronics-2.6%
Avnet, Inc.:
 5.55%, 8/6/97............................................    10,000,000        9,943,400
 5.67%, 7/14/97...........................................    10,000,000        9,979,525
Mitsubishi Electric Finance America, Inc.:
 5.63%, 8/20/97...........................................    10,000,000        9,921,806
 5.63%, 9/3/97(3).........................................    35,000,000       34,649,689
 5.65%, 8/27/97(3)........................................     7,000,000        6,937,379
 5.66%, 8/6/97(3).........................................    13,825,000       13,746,624
 5.67%, 7/23/97(3)........................................     5,000,000        4,982,675
                                                                             ------------
                                                                               90,161,098
                                                                             ------------
Healthcare/Supplies & Services-1.3%
American Home Products Corp.:
 5.62%, 9/8/97(3).........................................    25,000,000       24,730,708
 5.63%, 7/14/97(3)........................................     9,871,000        9,850,932
 5.63%, 9/3/97(3).........................................    10,000,000        9,899,911
                                                                             ------------
                                                                               44,481,551
                                                                             ------------
Industrial Services-0.5%
Atlas Copco AB, 5.625%, 8/25/97(3)........................     5,000,000        4,957,031
PHH Corp.:
 5.658%, 1/27/98(1).......................................     5,000,000        4,999,091
 5.698%, 1/15/98(1).......................................     8,000,000        7,999,577
                                                                             ------------
                                                                               17,955,699
                                                                             ------------

Statement of Investments June 30, 1997 (Unaudited) (Continued) Daily Cash Accumulation Fund, Inc.


                                                                        Face           Value
                                                                       Amount        See Note 1
                                                                    -----------     ------------
Insurance-8.7%
Allstate Life Insurance Co., 5.691%, 7/1/97(1)...................   $10,000,000     $ 10,000,000
General American Life Insurance Co., 5.89%, 7/1/97(1)............    30,000,000       30,000,000
Jackson National Life Insurance Co.:
 5.71%, 3/1/98(1)................................................    30,000,000       30,000,000
 5.711%, 8/1/98(1)...............................................    15,000,000       15,000,000
Pacific Mutual Life Insurance Co., 5.756%, 7/21/97(1)(2).........    30,000,000       30,000,000
Protective Life Insurance Co.:
 5.751%, 4/1/98(1)...............................................    10,000,000       10,000,000
 5.841%, 7/21/97(1)(2)...........................................    20,000,000       20,000,000
 5.773%, 1/31/00(1)..............................................    60,000,000       60,000,000
TransAmerica Life Insurance & Annuity Co.:
 5.687%, 5/15/98(1)..............................................    10,000,000       10,000,000
 5.691%, 10/15/97(1).............................................    25,000,000       25,000,000
 5.691%, 8/7/97(1)...............................................    25,000,000       25,000,000
 5.691%, 9/30/97(1)..............................................    20,000,000       20,000,000
TransAmerica Occidental Corp., 5.691%, 9/29/97(1)................    20,000,000       20,000,000
                                                                                    ------------
                                                                                     305,000,000
                                                                                    ------------
Leasing & Factoring-1.9%
American Honda Finance Corp.:
 5.62%, 7/31/97..................................................    25,000,000       24,882,917
 5.65%, 8/4/97...................................................    10,000,000        9,946,639
 5.812%, 6/16/98(1)..............................................     5,000,000        5,000,000
International Lease Finance Corp.:
 5.27%, 7/17/97..................................................     8,000,000        7,981,262
 5.27%, 7/21/97..................................................    10,000,000        9,970,722
The Hertz Corp., 5.60%, 9/2/97...................................     8,000,000        7,921,600
                                                                                    ------------
                                                                                      65,703,140
                                                                                    ------------
Manufacturing-0.1%
Rexam PLC, 5.67%, 8/12/97(3).....................................     2,535,000        2,518,231
                                                                                    ------------
Metals/Mining-0.4% RTZ America, Inc.:
 5.57%, 12/22/97(3)..............................................     5,500,000        5,351,931
 5.58%, 12/19/97(3)..............................................     8,000,000        7,787,960
                                                                                    ------------
                                                                                      13,139,891
                                                                                    ------------

Statement of Investments June 30, 1997 (Unaudited) (Continued) Daily Cash Accumulation Fund, Inc.


                                                                                   Face            Value
                                                                                  Amount         See Note 1
                                                                                -----------     ------------
Nondurable Household Goods-1.0%
Avon Capital Corp.:
 5.63%, 9/8/97(3)............................................................   $ 8,000,000     $  7,913,673
 5.64%, 8/28/97(3)...........................................................    23,000,000       22,791,007
Newell Co., 5.60%, 10/17/97(3)...............................................     5,000,000        4,916,000
                                                                                                ------------
                                                                                                  35,620,680
                                                                                                ------------
Oil-Integrated-0.4%
Repsol International Finance BV, 5.35%, 7/1/97...............................    15,000,000       15,000,000
                                                                                                ------------
Savings & Loans-1.7%
First Bank FSB, 5.658%, 8/29/97(1)...........................................     7,000,000        6,999,889
Great Western Bank FSB:
 5.61%, 9/17/97..............................................................     7,000,000        6,914,915
 5.62%, 8/27/97..............................................................    35,000,000       34,688,954
 5.62%, 9/11/97..............................................................    10,000,000        9,887,800
                                                                                                ------------
                                                                                                  58,491,558
                                                                                                ------------
Special Purpose Financial-15.1%
Asset Backed Capital Finance, Inc.:
 5.60%, 11/17/97(3)..........................................................     4,000,000        3,913,511
 5.65%, 7/8/97(3)............................................................    17,400,000       17,380,884
 5.66%, 3/16/98(1)(2)........................................................     5,000,000        4,998,416
 5.67%, 12/1/97(3)...........................................................    23,200,000       22,640,938
 5.687%, 12/15/97(1)(2)......................................................    15,000,000       14,997,563
Asset Backed Securities Investment Trust-Series 1997A, 5.738% 2/16/98(1)(2)      15,000,000       14,999,063
Asset Securitization Cooperative Corp.:
 5.63%, 8/4/97(3)............................................................    10,000,000        9,946,828
 5.64%, 7/7/97(3)............................................................    55,000,000       54,948,300
Beta Finance, Inc.:
 5.61%, 9/5/97(3)............................................................     9,000,000        8,907,435
 5.62%, 9/26/97(3)...........................................................    12,000,000       11,837,020
 5.62%, 9/8/97(3)............................................................     8,000,000        7,913,827
Corporate Asset Funding Co., Inc.:
 5.60%, 12/12/97(3)..........................................................    18,000,000       17,540,800
 5.60%, 8/25/97(3)...........................................................    15,000,000       14,871,667
CXC, Inc.:
 5.59%, 9/8/97(3)............................................................    15,000,000       14,839,288
 5.62%, 11/17/97(3)..........................................................     5,000,000        4,891,503
 5.62%, 7/3/97(3)............................................................    10,000,000        9,996,878
 5.62%, 8/15/97(3)...........................................................     7,000,000        6,950,825
 5.62%, 9/3/97(3)............................................................    20,000,000       19,800,178
 5.63%, 7/9/97(3)............................................................    10,000,000        9,987,489

Statement of Investments June 30, 1997 (Unaudited) (Continued) Daily Cash Accumulation Fund, Inc.


                                                                   Face            Value
                                                                  Amount         See Note 1
                                                               -----------     -------------
Special Purpose Financial (Continued)
Enterprise Funding Corp.:
 5.61%, 8/11/97(3)..........................................   $10,000,000     $   9,936,108
 5.64%, 8/28/97(3)..........................................    20,097,000        19,914,385
 5.65%, 12/10/97(3).........................................    10,000,000         9,745,750
 5.65%, 7/16/97(3)..........................................     8,000,000         7,981,167
Falcon Asset Securitization Corp.:
 5.60%, 7/28/97(3)..........................................    38,400,000        38,238,720
 5.67%, 8/18/97(3)..........................................    10,800,000        10,718,352
New Center Asset Trust, 5.27%, 7/28/97......................    20,000,000        19,920,950
Preferred Receivables Funding Corp.:
 5.40%, 7/10/97.............................................     5,375,000         5,367,744
 5.62%, 8/28/97.............................................    10,350,000        10,256,287
RACERS:
 Series 1996-MM-12-3, 5.687%, 12/15/97(1)(2)................    15,000,000        15,000,000
 Series 1997-MM-1-1, 5.687%, 1/15/98(1)(2)..................    12,000,000        11,997,414
Sigma Finance, Inc.:
 5.60%, 10/15/97(3).........................................    13,000,000        12,785,644
 5.60%, 12/4/97(3)..........................................     3,000,000         2,927,200
 5.61%, 8/27/97(3)..........................................     6,500,000         6,442,264
 5.62%, 9/10/97(3)..........................................    15,000,000        14,833,742
 5.64%, 8/28/97(3)..........................................    10,000,000         9,909,133
 5.68%, 7/25/97(3)..........................................    13,000,000        12,950,773
 5.69%, 11/26/97(3).........................................     5,000,000         4,883,039
 5.70%, 8/19/97(3)..........................................    10,000,000         9,922,417
SMM Trust 1996-B, 5.738%, 8/4/97(1)(2)......................    10,000,000        10,000,000
SMM Trust 1997-I, 5.687%, 5/29/98(1)(2).....................    10,000,000        10,000,000
TIERS Series DCMT 1996-A, 5.717%, 10/15/97(1)(2)............     5,000,000         5,000,000
                                                                               -------------
                                                                                 530,093,502
                                                                               -------------
Specialty Retailing-0.6%
St. Michael Finance Ltd., 5.61%, 9/11/97....................    22,000,000        21,753,160
                                                                               -------------
Total Short-Term Notes......................................                   2,818,155,550
                                                                               -------------
U.S. Government Obligations-1.3%
Federal Home Loan Bank, 5.67%, 8/1/97(1)....................    34,000,000        33,997,453
Student Loan Marketing Assn., 5.82%, 1/23/98................    10,000,000         9,999,153
                                                                               -------------
Total U.S. Government Obligations (Cost $43,996,606)........                      43,996,606
                                                                               -------------

Statement of Investments June 30, 1997 (Unaudited) (Continued) Daily Cash Accumulation Fund, Inc.


                                                                            Face              Value
                                                                           Amount           See Note 1
                                                                        ------------      --------------
Foreign Government Obligations-0.9%
Bayerische Landesbank Girozentrale, 5.80%, 7/29/97(1)...............    $ 15,000,000      $   15,000,000
Swedish Export Credit Corp., 5.36%, 7/9/97..........................      15,000,000          14,982,133
                                                                                          --------------
Total Foreign Government Obligations................................                          29,982,133
                                                                                          --------------
Municipal Bonds and Notes-0.1%
Virginia Housing Development Authority Series 1997-A-STEM 11, 5.85%,
 12/30/97...........................................................       5,000,000           4,998,647
                                                                                          --------------
Total Investments, at Value.........................................            97.6%      3,426,662,366
Other Assets Net of Liabilities.....................................             2.4          84,564,549
                                                                        ------------      --------------
Net Assets..........................................................           100.0%     $3,511,226,915
                                                                        ============      ==============

Short-term notes, bankers' acceptances, direct bank obligations and letters of credit are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown. 1. Floating or variable rate obligation. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on June 30, 1997. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.
2. Restricted securities which are considered illiquid, by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale, amount to $197,146,456, or 5.61% of the Fund's net assets. The Fund may not invest more than 10% of its net assets (determined at the time of purchase) in illiquid securities.
3. Restricted securities, including those issued in exempt transactions without registration under the Securities Act of 1933 (the Act), amounting to $607,255,287, or 17.29% of the Fund's net assets, have been determined to be liquid pursuant to guidelines adopted by the Board of Directors.


See accompanying Notes to Financial Statements.

Statement of Assets and Liabilities June 30, 1997 (Unaudited) Daily Cash Accumulation Fund, Inc.


ASSETS:
Investments, at value-see accompanying statement.............................   $3,426,662,366
Cash.........................................................................          422,403
Receivables:
 Shares of capital stock sold................................................      109,823,219
 Interest....................................................................        9,973,808
 Other.......................................................................          362,050
                                                                                --------------
  Total assets...............................................................    3,547,243,846
                                                                                --------------
LIABILITIES:
Payables and other liabilities:
 Shares of capital stock redeemed............................................       29,590,330
 Dividends...................................................................        5,237,092
 Transfer and shareholder servicing agent fees...............................          534,261
 Service plan fees...........................................................          206,544
 Other.......................................................................          448,704
                                                                                --------------
  Total liabilities..........................................................       36,016,931
                                                                                --------------
NET ASSETS...................................................................   $3,511,226,915
                                                                                ==============
COMPOSITION OF NET ASSETS:
Par value of shares of capital stock.........................................   $  351,106,706
Additional paid-in capital...................................................    3,159,960,353
Accumulated net realized gain on investment transactions.....................          159,856
                                                                                --------------
NET ASSETS-applicable to 3,511,067,059 shares of capital stock outstanding...   $3,511,226,915
                                                                                ==============
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE...............   $         1.00
                                                                                ==============



See accompanying Notes to Financial Statements.
14

Statement of Operations For the Six Months Ended June 30, 1997 (Unaudited) Daily Cash Accumulation Fund, Inc.


INVESTMENT INCOME:
Interest...........................................................................    $ 97,897,308
                                                                                       ------------
EXPENSES:
Management fees-Note 3.............................................................       6,569,757
Service plan fees-Note 3...........................................................       3,477,939
Transfer and shareholder servicing agent fees-Note 3...............................       2,157,975
Shareholder reports................................................................         367,033
Legal and auditing fees............................................................          25,806
Custodian fees and expenses........................................................         139,130
Registration and filing fees.......................................................          19,356
Directors' fees and expenses.......................................................          10,831
Other..............................................................................           8,039
                                                                                       ------------
Total expenses.....................................................................      12,775,866
Less assumption of expenses by Centennial Asset Management Corporation-Note 3......        (956,999)
                                                                                       ------------
Net expenses.......................................................................      11,818,867
                                                                                       ------------
NET INVESTMENT INCOME..............................................................      86,078,441
NET REALIZED GAIN ON INVESTMENTS...................................................          22,893
                                                                                       ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................    $ 86,101,334
                                                                                       ============


See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
Daily Cash Accumulation Fund, Inc.


                                                                        Six Months Ended
                                                                          June 30, 1997          Year Ended
                                                                           (Unaudited)        December 31, 1996
                                                                         ---------------      -----------------
OPERATIONS:
Net investment income.................................................    $   86,078,441       $  173,243,313
Net realized gain.....................................................            22,893                2,534
                                                                          --------------       --------------
Net increase in net assets resulting from operations..................        86,101,334          173,245,847

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS...........................       (86,078,441)        (173,245,601)

CAPITAL STOCK TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital stock
 transactions-Note 2..................................................       (90,285,048)          77,763,723
                                                                          --------------       --------------
NET ASSETS:
Total increase (decrease).............................................       (90,262,155)          77,763,969
Beginning of period...................................................     3,601,489,070        3,523,725,101
                                                                          --------------       --------------
End of period.........................................................    $3,511,226,915       $3,601,489,070
                                                                          ==============       ==============



See accompanying Notes to Financial Statements.

Financial Highlights
Daily Cash Accumulation Fund, Inc.


                                                                                  Year Ended December 31,
                                                                   ------------------------------------------------------
                                                   Six Months
                                                 Ended June 30,
                                                1997 (Unaudited)     1996       1995       1994       1993       1992
                                                ------------------ ---------- ---------- ---------- ---------- ----------
PER SHARE OPERATING DATA:
Net asset value, beginning
 of period.....................................   $    1.00         $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
Income from investment
 operations-net investment
 income and net realized gain..................         .02            .05        .05        .04        .03        .03
Dividends and distributions to
 shareholders..................................        (.02)          (.05)      (.05)      (.04)      (.03)      (.03)
                                                  ---------         ------     ------     ------     ------     ------
Net asset value, end of period.................   $    1.00         $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                  =========         ======     ======     ======     ======     ======
TOTAL RETURN, AT
 NET ASSET VALUE(1)............................        2.44%          4.93%      5.47%      3.77%      2.69%      3.54%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)........   $   3,511         $3,602     $3,524     $2,958     $3,589     $4,061
Average net assets (in millions)...............   $   3,546         $3,591     $3,379     $3,378     $3,940     $4,760
Ratios to average net assets:
Net investment income..........................        4.90%(2)       4.82%      5.32%      3.64%      2.67%      3.50%
Expenses, before voluntary
 assumption by the Manager.....................        0.73%(2)       0.68%      0.71%      0.74%      0.74%      0.70%
Expenses, net of voluntary
 assumption by the Manager.....................        0.67%(2)       0.67%      N/A        0.73%      N/A        N/A

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.
2. Annualized.

See accompanying Notes to Financial Statements.

Notes to Financial Statements (Unaudited)
Daily Cash Accumulation Fund, Inc.

1. Significant Accounting Policies

Daily Cash Accumulation Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek the maximum current income that is consistent with low capital risk and the maintenance of liquidity. The Fund seeks to achieve this objective by investing in "money market" securities meeting specified quality standards. The Fund's investment adviser is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Fund.

Investment Valuation-Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Federal Taxes-The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

Distributions to Shareholders-The Fund intends to declare dividends from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. To effect its policy of maintaining a net asset value of $1.00 per share, the Fund may withhold dividends or make distributions of net realized gains.

Other-Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Daily Cash Accumulation Fund, Inc.

2. Capital Stock

The Fund has authorized 15 billion shares of $0.10 par value capital stock. Transactions in shares of capital stock were as follows:



                                   Six Months Ended June 30, 1997             Year Ended December 31, 1996
                              ----------------------------------------- -----------------------------------------
                                    Shares               Amount               Shares               Amount
                              -------------------- -------------------- -------------------- --------------------
Sold.........................     3,494,880,002     $   3,494,880,002       7,263,772,507     $   7,263,772,507
Dividends and distributions
  reinvested.................        79,091,318            79,091,318         170,695,960           170,695,960
Redeemed.....................    (3,664,256,368)       (3,664,256,368)     (7,356,704,744)       (7,356,704,744)
                               ----------------     -----------------    ----------------     -----------------
Net increase (decrease)......       (90,285,048)    $     (90,285,048)         77,763,723     $      77,763,723
                               ================     =================    ================     =================

3. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.45% of the first $500 million of net assets; 0.425% of the next $500 million; 0.40% of the next $500 million; 0.375% of the next $500 million; 0.35% of the next $500 million; 0.325% of the next $500 million; 0.30% of the next $500 million; 0.275% of the next $500 million; and 0.25% of net assets in excess of $4 billion.

Independent of the investment advisory agreement with the Fund, effective December 1, 1994, the Manager has voluntarily agreed to assume the Fund's expenses to the level needed to enable the Fund's seven-day yield (computed in accordance with procedures specified pursuant to regulations adopted under the Investment Company Act of 1940) to at least equal the seven-day yield of Centennial Money Market Trust, a related Fund for which the Manager also serves as investment adviser.

Shareholder Services, Inc. (SSI), a subsidiary of OFI, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. SSI's total costs of providing such services are allocated ratably to these companies.

Under an approved plan of distribution, the Fund may expend up to 0.20% of its net assets annually to reimburse certain securities dealers and other financial institutions and organizations for costs incurred in distributing Fund shares.

4. Subsequent Event

On June 24, 1997, the Board of Directors approved the reorganization of Daily Cash Accumulation Fund with and into Centennial Money Market Trust. Shareholders of Daily Cash Accumulation Fund will be asked to approve a reorganization whereby shareholders of Daily Cash Accumulation Fund would receive shares of Centennial Money Market Trust and Daily Cash Accumulation Fund would be liquidated. If shareholder approval is received, it is expected that the reorganization will occur on or about November 21, 1997.

Pro Forma Combining Statements

The pro forma financial statements contained herein reflect the proposed reorganization of Daily Cash Accumulation Fund, Inc. ("Daily Cash Fund") with and into Centennial Money Market Trust ("Money Market Trust") whereby substantially all of the assets of Daily Cash Fund would be transferred to Money Market Trust in exchange for shares of beneficial interest of Money Market Trust which would then be distributed to shareholders of Daily Cash Fund in complete liquidation of Daily Cash Fund. Daily Cash Fund would then be de-registered as an investment company under the Investment Company Act of 1940, as amended, and dissolved. In connection with the dissolution of Daily Cash Fund, all outstanding shares of Daily Cash Fund would be canceled.

Concerning the periods and the content of the pro forma financial statements, the pro forma Statements of Assets and Liabilities as of June 30, 1997, reflects what the combined balance sheet would have been if the reorganization had occurred on that date. Footnote disclosure for the pro forma Statement of Assets and Liabilities reflects beneficial interest transactions that would have occurred as a result of the reorganization. The Statement of Operations for the one year period ended June 30, 1997, reflects what combined income and expenses would have been for that period after making certain adjustments for expenses and expense assumptions. Each of these pro forma adjustments (in the Statement of Operations) is reflected in a footnote which explains why the entry was made. The Statement of Investments as of June 30, 1997, reflects what combined security positions would have been at that point in time.

Pro  Forma  Combining  Statements  of  Assets  and  Liabilities  June  30,  1997
(Unaudited) Centennial Money Market Trust and Daily Cash Accumulation Fund, Inc.


                                                                                                                    Pro Forma
                                                                Centennial       Daily Cash                         Combined
                                                                Money Market     Accumulation     ProForma          Centennial Money
                                                                Trust            Fund, Inc.(1)    Adjustments       Market Trust
                                                                --------------------------------------------------------------------
ASSETS:
Investments, at value                                           $8,779,329,984   $3,426,662,366                      $12,205,992,350
Cash                                                                   794,723          422,403                            1,217,126
Receivables:
   Interest                                                         24,187,765        9,973,808                           34,161,573
   Shares of beneficial interest/capital stock sold                373,361,415      109,823,219                          483,184,634
Other                                                                   80,687          362,050                              442,737
                                                                --------------------------------------------------------------------
  Total assets                                                   9,177,754,574    3,547,243,846                       12,724,998,420
                                                                --------------------------------------------------------------------
LIABILITIES:
Payables and other liabilities:
   Dividends                                                        13,441,882        5,237,092                           18,678,974
   Shares of beneficial interest/capital stock redeemed             99,776,201       29,590,330                          129,366,531
   Trustees'/directors' fees                                             4,008                -                                4,008
   Transfer and shareholder servicing agent fees                             -          534,261                              534,261
   Service plan fees                                                   530,348          206,544                              736,892
   Other                                                             1,035,254          448,704                            1,483,958
                                                                --------------------------------------------------------------------
      Total liabilities                                            114,787,693       36,016,931                          150,804,624
                                                                --------------------------------------------------------------------
NET ASSETS                                                      $9,062,966,881   $3,511,226,915                      $12,574,193,796
                                                                ====================================================================
COMPOSITION OF NET ASSETS:
Par value of shares of capital stock                            $            0   $  351,106,706   $(351,106,706)(2)  $             0
Paid-in capital                                                  9,062,904,841    3,159,960,353     351,106,706 (2)   12,573,971,900
Accumulated net realized gain on investment transactions                62,040          159,856                              221,896
                                                                --------------------------------------------------------------------
NET ASSETS                                                      $9,062,966,881   $3,511,226,915   $           0      $12,574,193,796
                                                                ====================================================================
Net Asset Value, Redemption Price and Offering Price
Per Share

Net asset value, redemption price and offering price
per share (based on net assets of $9,062,966,881,
$3,511,226,915, and $12,574,193,796 and 9,062,904,841,
3,511,067,059 and 12,573,971,900 shares of beneficial
interest outstanding for Centennial Money Market Trust,
Daily Cash Accumulation Fund, Inc. and Combined Centennial
Money Market Trust, respectively)                                        $1.00            $1.00                                $1.00


(1)  Daily Cash Accumulation Fund, Inc. shares will be exchanged for Centennial
Money Market Trust shares.

(2) Par value of shares of capital stock is not in effect for  Centennial  Money
Market Trust.


Pro Forma  Combining  Statements of Operations  For The Year Ended June 30, 1997
(Unaudited) Centennial Money Market Trust and Daily Cash Accumulation Fund, Inc.


                                                                                                                    Pro Forma
                                                                Centennial       Daily Cash                         Combined
                                                                Money Market     Accumulation     ProForma          Centennial Money
                                                                Trust            Fund, Inc.(3)    Adjustments       Market Trust
                                                                --------------------------------------------------------------------
INVESTMENT INCOME - Interest                                    $443,824,705     $195,668,809     $                     $639,493,514
                                                                --------------------------------------------------------------------
EXPENSES:
Management fees                                                   32,755,568       13,220,242       (6,511,620)(1)        39,464,190
Service plan fees                                                 16,003,021        7,006,330                             23,009,351
Transfer and shareholder servicing agent fees                      5,938,571        3,498,241                              9,436,812
Custodian fees and expenses                                          812,579          474,114                              1,286,693
Legal and auditing fees                                               75,976           48,195          (45,195)(2)            78,976
Shareholder reports                                                  774,249          592,412         (125,000)(2)         1,241,661
Trustees/directors' fees and expenses                                 44,237           29,877          (26,877)(2)            47,237
Registration and filing fees(3)                                    2,077,649          288,795                              2,366,444
Other                                                                 64,846           21,128                                 85,974
                                                                --------------------------------------------------------------------
   Total expenses                                                 58,546,696       25,179,334       (6,708,692)           77,017,338
                                                                --------------------------------------------------------------------
Less assumption of expenses by Centennial Asset
Management Corp.                                                  (4,890,123)      (1,398,800)       6,288,923 (4)                 -
                                                                --------------------------------------------------------------------
Net expenses                                                      53,656,573       23,780,534         (419,769)           77,017,338
                                                                -------------------------------------------------------------------
NET INVESTMENT INCOME                                            390,168,132      171,888,275          419,769           562,476,176
                                                                --------------------------------------------------------------------
REALIZED GAIN ON INVESTMENTS                                          12,890            7,131                                 20,021
                                                                --------------------------------------------------------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                       $390,181,022     $171,895,406     $    419,769          $562,496,197
                                                                ====================================================================

(1)  Calculated  in  accordance  with  the  investment   advisory  agreement  of
Centennial Money Market Trust (0.50% on the first $250 million of the net assets with a reduction of 0.025% on each $250  million  thereafter  to $1.50  billion,
0.35% on net  assets in excess of $1.50  billion  but less than $2  billion  and
0.325% on net assets in excess of $2  billion.)  The Manager has agreed to amend its Investment  Advisory  Agreement  with Money Market Trust to incorporate  the voluntary  fee  waiver  into  the  management  fee upon  the  completion  of the
Reorganization.

(2) Elimination of duplicate expense.

(3)  Does  not  include  the   registration  and  filing  fees  for  Daily  Cash
Accumulation Fund, Inc. for the filing of additional shares acquired through the merger.

(4)  Expense assumption is not in effect.

-----------------------------------------------------------------------------------------------------
PRO FORMA COMBINING STATEMENT OF INVESTMENTS June 30, 1997(Unaudited) Centennial
Money Market Trust and Daily Cash Accumulation Fund, Inc.

                                                            FACE AMOUNT                                VALUE
                                            ----------------------------------------  ----------------------------------------------
                                            Centennial      Daily Cash                Centennial     Daily Cash
                                            Money Market    Accumulation Combined     Money Market   Accumulation  Combined
                                            Trust           Fund, Inc.   Pro Forma    Trust          Fund, Inc.    Pro Forma
===================================================================================================================================
BANKERS' ACCEPTANCES - 0.4%
-----------------------------------------------------------------------------------------------------------------------------------
BankBoston, N.A.:
5.28%, 8/18/97                              $ 18,000,000    $ 7,000,000  $ 25,000,000 $   17,873,280 $    6,950,720 $    24,824,000
5.60%, 10/24/97                                 --            5,000,000     5,000,000       --            4,910,555       4,910,555
-----------------------------------------------------------------------------------------------------------------------------------
Barnett Banks, Inc., 5.59%, 11/25/97          10,000,000       --          10,000,000      9,771,742       --             9,771,742
-----------------------------------------------------------------------------------------------------------------------------------
Societe Generale, 5.64%, 10/15/97               --            8,000,000     8,000,000       --            7,867,147       7,867,147
                                                                                      ---------------------------------------------

Total Bankers' Acceptances                                                                27,645,022     19,728,422      47,373,444

===================================================================================================================================
CERTIFICATES OF DEPOSIT - 3.2%
-----------------------------------------------------------------------------------------------------------------------------------
DOMESTIC CERTIFICATES OF DEPOSIT - 0.7%
-----------------------------------------------------------------------------------------------------------------------------------
LaSalle National Bank:
5.46%, 7/1/97                                 20,000,000      5,000,000    25,000,000     20,000,000      5,000,000      25,000,000
5.52%, 7/9/97                                 17,000,000      8,000,000    25,000,000     17,000,000      8,000,000      25,000,000
5.67%, 10/17/97                               25,000,000       --          25,000,000     25,000,000       --            25,000,000
5.53%, 7/2/97                                   --           10,000,000    10,000,000       --           10,000,000      10,000,000
                                                                                      -------------------------------------------
                                                                                          62,000,000     23,000,000      85,000,000
---------------------------------------------------------------------------------------------------------------------------------
YANKEE CERTIFICATES OF DEPOSIT - 2.5%
---------------------------------------------------------------------------------------------------------------------------------
ABN Amro North America Finance, Inc.,
5.49%, 7/11/97                                35,000,000     15,000,000    50,000,000     35,000,191     15,000,082      50,000,273
---------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG, 5.55%, 7/3/97               10,000,000       --          10,000,000      9,999,952       --             9,999,952
---------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG, 5.55%, 7/14/97                --           10,000,000    10,000,000       --           10,000,035      10,000,035
---------------------------------------------------------------------------------------------------------------------------------
Societe Generale:
5.45%, 7/14/97                                25,000,000       --          25,000,000     25,000,398       --            25,000,398
5.68%, 8/21/97                                18,000,000      7,000,000    25,000,000     18,000,206      7,000,081      25,000,287
5.68%, 8/21/97                                20,000,000     10,000,000    30,000,000     19,999,850      9,999,925      29,999,775
5.72%, 10/21/97                               30,000,000     10,000,000    40,000,000     29,969,410      9,989,803      39,959,213
5.75%, 12/23/97                               15,000,000     15,000,000    30,000,000     15,000,000     15,000,000      30,000,000
5.75%, 12/23/97                               10,000,000     15,000,000    25,000,000     10,000,000     15,000,000      25,000,000
5.75%, 8/18/97                                15,000,000       --          15,000,000     15,000,000       --            15,000,000
5.75%, 8/8/97                                 15,000,000     10,000,000    25,000,000     15,000,000     10,000,000      25,000,000
5.92%, 9/17/97                                20,000,000     10,000,000    30,000,000     20,012,065     10,006,032      30,018,097
                                                                                      -------------------------------------------
                                                                                         212,982,072    101,995,958     314,978,030
                                                                                      -------------------------------------------

Total Certificates of Deposit                                                            274,982,072    124,995,958     399,978,030

=================================================================================================================================
DIRECT BANK OBLIGATIONS - 5.5%
---------------------------------------------------------------------------------------------------------------------------------
Abbey National North America Corp.:
5.275%, 8/21/97                               20,000,000     10,000,000    30,000,000     19,850,542      9,925,271      29,775,813
5.39%, 7/11/97                                72,000,000     10,000,000    82,000,000     71,892,339      9,985,014      81,877,353
---------------------------------------------------------------------------------------------------------------------------------
ABN Amro North America Finance, Inc.:
5.28%, 7/23/97                                50,000,000     10,000,000    60,000,000     49,835,611      9,967,122      59,802,733
5.37%, 7/11/97                                35,000,000     15,000,000    50,000,000     34,947,792     14,977,625      49,925,417
---------------------------------------------------------------------------------------------------------------------------------
Bank One Dayton N.A., 5.70%, 11/3/97(1)       15,000,000       --          15,000,000     14,997,187       --            14,997,187
---------------------------------------------------------------------------------------------------------------------------------
BankBoston, N.A.:
5.05%, 1/20/98                                15,000,000       --          15,000,000     15,000,000       --            15,000,000
5.53%, 7/11/97                                15,000,000     10,000,000    25,000,000     15,000,000     10,000,000      25,000,000
5.69%, 8/27/97                                30,000,000       --          30,000,000     30,000,000       --            30,000,000
5.69%, 8/29/97                                40,000,000     10,000,000    50,000,000     40,000,000     10,000,000      50,000,000
5.69%, 9/8/97                                 15,000,000      5,000,000    20,000,000     15,000,000      5,000,000      20,000,000
---------------------------------------------------------------------------------------------------------------------------------
Bankers Trust Co., New York:
5.37%, 12/10/97(1)                            17,000,000      8,000,000    25,000,000     16,998,186      7,999,147      24,997,333
5.60%, 11/26/97(1)                            25,000,000     10,000,000    35,000,000     24,993,026      9,997,210      34,990,236
5.66%, 6/9/98(1)                              17,000,000      8,000,000    25,000,000     16,992,249      7,996,352      24,988,601
5.70%, 10/17/97(1)                            10,000,000       --          10,000,000      9,999,126       --             9,999,126
5.70%, 4/3/98(1)                              10,000,000       --          10,000,000      9,996,809       --             9,996,809
5.71%, 4/15/98(1)                              5,000,000       --           5,000,000      5,000,000       --             5,000,000
---------------------------------------------------------------------------------------------------------------------------------
CoreStates Capital Corp., 5.608%,
12/18/97(1)                                   13,000,000       --          13,000,000     12,996,562       --            12,996,562
---------------------------------------------------------------------------------------------------------------------------------
FCC National Bank:
5.60%, 5/8/98(1)                              20,000,000     10,000,000    30,000,000     19,993,336      9,996,668      29,990,004
5.63%, 8/21/97(1)                             20,000,000       --          20,000,000     19,999,595       --            19,999,595
---------------------------------------------------------------------------------------------------------------------------------
Huntington National Bank, 5.53%, 7/9/97       15,000,000       --          15,000,000     15,000,000       --           15,000,000
---------------------------------------------------------------------------------------------------------------------------------
National Westminster Bank of Canada:
5.38%, 7/2/97                                  7,000,000       --           7,000,000      6,998,954       --             6,998,954
5.38%, 7/7/97                                 15,000,000       --          15,000,000     14,986,550       --            14,986,550
---------------------------------------------------------------------------------------------------------------------------------
Societe Generale North America, Inc.:
5.39%, 7/14/97                                20,000,000     15,000,000    35,000,000     19,961,072     14,970,804      34,931,876
5.60%, 9/8/97                                   --           25,000,000    25,000,000       --           24,731,667      24,731,667
5.61%, 9/2/97                                 15,000,000     10,000,000    25,000,000     14,852,737      9,901,825      24,754,562
5.59%, 12/10/97                                 --            8,000,000     8,000,000       --            7,798,760       7,798,760
---------------------------------------------------------------------------------------------------------------------------------
Westdeutsche Landesbank Girozentrale,
5.58%, 12/22/97                               13,500,000       --          13,500,000     13,135,905       --            13,135,905
                                                                                      -------------------------------------------

Total Direct Bank Obligations                                                            528,427,578    163,247 465     691,675,043

=================================================================================================================================
LETTERS OF CREDIT - 4.3%
---------------------------------------------------------------------------------------------------------------------------------
ABN Amro Bank, N.V., guaranteeing
commercial paper of: Formosa Plastics
Corp. USA-Series A:
5.60%, 8/26/97                                  --           10,000,000    10,000,000       --            9,912,889       9,912,889
5.60%, 9/22/97                                  --            5,000,000     5,000,000       --            4,935,444       4,935,444
5.63%, 8/28/97                                  --           15,000,000    15,000,000       --           14,863,942      14,863,942
---------------------------------------------------------------------------------------------------------------------------------
Bank of America, guaranteeing commercial
paper of Formosa Plastics Corp. USA-
Series B, 5.57%, 10/27/97                     25,000,000       --          25,000,000     24,543,569       --            24,543,569
---------------------------------------------------------------------------------------------------------------------------------
Bank of America NT & SA, guaranteeing
commercial paper of:  Hyundai Motor
Finance Co., 5.38%, 7/7/97                      --            5,000,000     5,000,000       --            4,995,517       4,995,517
---------------------------------------------------------------------------------------------------------------------------------
Bank One, Cleveland, guaranteeing
commercial paper of:  Capital One
Funding Corp.:
Series 1995F, 5.63%, 7/13/97(1)(2)            10,496,000     10,404,000    20,900,000     10,496,000     10,404,000      20,900,000
Series 1995F, 5.63%, 7/13/97(1)(2)             8,750,000      8,750,000    17,500,000      8,750,000      8,750,000      17,500,000
---------------------------------------------------------------------------------------------------------------------------------
Barclays Bank PLC, guaranteeing
commercial paper of:
Banco Bradesco SA-Grand Cayman Branch-
Series A, 5.58%, 10/21/97                     20,000,000       --          20,000,000     19,652,800       --            19,652,800
Banco Bradesco SA-Grand Cayman Branch-
Series A, 5.62%, 9/4/97                       20,000,000       --          20,000,000     19,797,056       --            19,797,056
Banco Bradesco SA-Grand Cayman Branch-
Series A, 5.65%, 12/1/97                       5,000,000      5,000,000    10,000,000      4,879,937      4,881,212       9,761,149
Banco Bradesco SA-Grand Cayman Branch,
Series A, 5.69%, 12/3/97                        --           13,000,000    13,000,000       --           12,681,518      12,681,518
Banco Bradesco SA-Grand Cayman Branch-
Series B, 5.59%, 12/2/97                      22,000,000       --          22,000,000     21,473,919       --            21,473,919
Banco Bradesco SA-Grand Cayman Branch-
Series B, 5.62%, 12/3/97                       5,000,000      5,000,000    10,000,000      4,879,014      4,879,014       9,758,028
Banco Nacionale de Mexico SA-Series B,
5.64%, 7/8/97                                 15,000,000       --          15,000,000     14,983,550       --            14,983,550
Banco Nacionale de Mexico SA-Series B,
5.63%, 7/1/97                                   --           10,000,000    10,000,000       --           10,000,000      10,000,000
---------------------------------------------------------------------------------------------------------------------------------
Bayerische Vereinsbank AG, guaranteeing
commercial paper of:  Galicia Funding
Corp.-
Series B, 5.62%, 9/5/97(3)                    10,000,000       --          10,000,000      9,896,967      --              9,896,967
Series A, 5.63%, 9/5/97(3)                      --           10,000,000    10,000,000       --            9,896,783       9,896,783
Series A, 5.65%, 12/5/97(3)                     --           13,000,000    13,000,000       --           12,681,421      12,681,421
---------------------------------------------------------------------------------------------------------------------------------
Credit Suisse, guaranteeing commercial
paper of:
CEMEX, S.A. de C.V.-Series A, 5.31%,
8/18/97                                       15,000,000      5,000,000    20,000,000     14,893,800      4,964,600      19,858,400
CEMEX, S.A. de C.V.-Series B, 5.61%,
8/22/97                                         --           17,000,000    17,000,000       --           16,862,243      16,862,243
CEMEX, S.A. de C.V.-Series B, 5.68%,
8/19/97                                         --            5,750,000     5,750,000       --            5,706,016       5,706,016
COSCO (Cayman) Co., Ltd., 5.59%,
10/24/97                                      10,000,000      5,000,000    15,000,000      9,821,431      4,910,715      14,732,146
COSCO (Cayman) Co., Ltd., 5.62%,
8/19/97                                       15,000,000       --          15,000,000     14,885,258      --             14,885,258
Daewoo International Corp., 5.45%,
7/15/97                                        9,000,000      6,000,000    15,000,000      8,980,925      5,987,283      14,968,208
Daewoo International Corp., 5.60%,
9/9/97                                        10,000,000     10,000,000    20,000,000      9,891,111      9,891,111      19,782,222
Guangdon Enterprises Ltd., 5.67%, 8/19/97      6,000,000      5,000,000    11,000,000      5,953,613      4,961,412      10,915,025
Minmetals Capitals & Securities, Inc.,
5.61%, 8/12/97                                10,000,000      5,000,000    15,000,000      9,934,550      4,967,275      14,901,825
Pemex Capital, Inc.-Series B, 5.62%,
11/3/97                                        5,000,000      5,000,000    10,000,000      4,902,431      4,902,431       9,804,862
Pemex Capital, Inc.-Series A, 5.28%,
7/14/97                                         --           25,000,000    25,000,000       --           24,952,388      24,952,388
---------------------------------------------------------------------------------------------------------------------------------
Societe Generale, guaranteeing
commercial paper of:
Banco Nacionale de Comercio Exterior,
SNC-Series A, 5.61%, 11/25/97                 30,000,000      5,000,000    35,000,000     29,312,775      4,885,463      34,198,238
Banco Nacionale de Comercio Exterior,
SNC-Series A, 5.61%, 12/1/97                  22,500,000        --         22,500,000     21,963,544       --            21,963,544
Banco Nacionale de Comercio Exterior,
SNC-Series B, 5.61%, 12/1/97                  10,000,000     10,000,000    20,000,000      9,761,575      9,761,575      19,523,150
Girsa Funding Corp., 5.57%, 7/2/97(3)          8,200,000       --           8,200,000      8,198,731       --             8,198,731
Nacional Financiera SNC-Series A,
5.60%, 8/20/97                                10,000,000       --          10,000,000      9,922,222       --             9,922,222
Nacional Financiera SNC-Series A,
5.75%, 8/18/97                                20,000,000       --          20,000,000     19,846,667       --            19,846,667
Nacional Financiera SNC-Series A,
5.75%, 8/18/97                                  --           10,000,000    10,000,000       --            9,923,333       9,923,333
                                                                                      -------------------------------------------

Total Letters of Credit                                                                  317,621,445    221,557,585     539,179,030

=================================================================================================================================
SHORT-TERM NOTES - 81.1%
---------------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE - 1.1% BMW US Capital Corp.:
5.60%, 8/20/97                                20,000,000     20,000,000    40,000,000     19,844,444     19,844,444      39,688,888
5.60%, 8/25/97                                65,740,000     10,000,000    75,740,000     65,177,558      9,914,444      75,092,002
5.62%, 8/26/97                                  --           10,425,000    10,425,000       --           10,333,862      10,333,862
5.65%, 8/5/97                                   --           10,000,000    10,000,000       --            9,945,069       9,945,069
                                                                                      -------------------------------------------
                                                                                          85,022,002     50,037,819     135,059,821
---------------------------------------------------------------------------------------------------------------------------------
BANK HOLDING COMPANIES - 1.4%
Bankers Trust New York Corp., 5.39%,
7/9/97                                        15,000,000     25,000,000    40,000,000     14,982,033     24,970,056      39,952,089
---------------------------------------------------------------------------------------------------------------------------------
Barnett Banks, Inc., 5.70%, 7/7/97            35,000,000     15,000,000    50,000,000     34,966,750     14,985,750      49,952,500
---------------------------------------------------------------------------------------------------------------------------------
CoreStates Capital Corp., 5.61%,
7/14/97(1)                                    15,000,000      5,000,000    20,000,000     15,000,000      5,000,000      20,000,000
---------------------------------------------------------------------------------------------------------------------------------
Morgan (J.P.) & Co., Inc., 5.38%, 7/9/97      20,000,000     10,000,000    30,000,000     19,976,089      9,988,044      29,964,133
---------------------------------------------------------------------------------------------------------------------------------
NationsBank Corp., 5.37%, 7/8/97               9,000,000     16,000,000    25,000,000      8,990,602     15,983,293      24,973,895
---------------------------------------------------------------------------------------------------------------------------------
Norwest Corp., 7.70%, 11/15/97                  --            5,000,000     5,000,000       --            5,031,092       5,031,092
                                                                                      -------------------------------------------
                                                                                          93,915,474     75,958,235     169,873,709
---------------------------------------------------------------------------------------------------------------------------------
BANKS - 1.5%
---------------------------------------------------------------------------------------------------------------------------------
BankBoston, N.A.:
5.42%, 8/19/97                                25,000,000       --          25,000,000     25,000,000       --            25,000,000
5.69%, 9/4/97                                 30,000,000       --          30,000,000     30,000,000       --            30,000,000
---------------------------------------------------------------------------------------------------------------------------------
Bankers Trust Co., New York:
5.39%, 7/7/97                                 50,000,000       --          50,000,000     49,955,083       --            49,955,083
5.69%, 4/23/98(1)                             10,000,000       --          10,000,000      9,996,837       --             9,996,837
---------------------------------------------------------------------------------------------------------------------------------
FCC National Bank:
5.62%, 2/20/98(1)                             15,000,000       --          15,000,000     14,995,294       --            14,995,294
5.69%, 9/11/97                                25,000,000       --          25,000,000     25,000,000       --            25,000,000
5.87%, 11/10/97                               32,000,000       --          32,000,000     32,008,127       --            32,008,127
                                                                                      -------------------------------------------
                                                                                         186,955,341       --           186,955,341
---------------------------------------------------------------------------------------------------------------------------------
BEVERAGES - 0.9% Coca-Cola Enterprises, Inc.:
5.65%, 7/21/97(3)                             25,000,000       --          25,000,000     24,921,528       --            24,921,528
5.66%, 7/24/97(3)                             20,000,000      5,000,000    25,000,000     19,927,678      4,981,919      24,909,597
5.67%, 8/5/97(3)                              25,000,000       --          25,000,000     24,862,187       --            24,862,187
5.68%, 7/14/97(3)                             10,000,000      5,000,000    15,000,000      9,979,489      4,989,744      14,969,233
5.70%, 8/21/97(3)                             25,000,000       --          25,000,000     24,798,125       --            24,798,125
                                                                                      -------------------------------------------
                                                                                         104,489,007      9,971,663     114,460,670
---------------------------------------------------------------------------------------------------------------------------------
BROKER/DEALERS - 15.9%
Bear Stearns Cos., Inc.:
5.42%, 10/16/97(1)                              --            5,000,000     5,000,000       --            4,999,386       4,999,386
5.43%, 4/21/98(1)                               --            5,000,000     5,000,000       --            4,999,916       4,999,916
5.44%, 5/22/98(1)                             18,000,000      7,000,000    25,000,000     18,000,000      7,000,000      25,000,000
5.47% 8/1/97(1)                               20,000,000       --          20,000,000     20,000,000       --            20,000,000
5.60%, 8/20/97                                25,000,000     10,000,000    35,000,000     24,805,556      9,922,222      34,727,778
5.60%, 8/4/97                                 30,000,000       --          30,000,000     29,841,333       --            29,841,333
5.61%, 8/27/97                                35,000,000     15,000,000    50,000,000     34,689,112     14,866,762      49,555,874
5.61%, 8/28/97                                30,000,000     10,000,000    40,000,000     29,728,850      9,909,617      39,638,467
5.61%, 9/22/97                                18,000,000      7,000,000    25,000,000     17,767,185      6,909,461      24,676,646
5.62%, 9/11/97                                25,000,000       --          25,000,000     24,719,000       --            24,719,000
5.62%, 9/2/97                                 15,000,000     15,000,000    30,000,000     14,852,475     14,852,475      29,704,950
5.62%, 9/4/97                                 25,000,000     10,000,000    35,000,000     24,746,319      9,898,528      34,644,847
5.63%, 7/14/97                                34,000,000     16,000,000    50,000,000     33,930,876     15,967,471      49,898,347
5.64%, 10/6/97                                35,000,000     15,000,000    50,000,000     34,468,117     14,772,050      49,240,167
5.66%, 7/8/97                                 49,891,000     18,000,000    67,891,000     49,836,197     17,980,190      67,816,387
5.668%, 4/3/98(1)                             15,000,000       --          15,000,000     15,000,000       --            15,000,000
5.677%, 2/9/98(1)                             15,000,000      5,000,000    20,000,000     15,018,858      5,006,286      20,025,144
5.75%, 4/1/98(1)                              10,000,000       --          10,000,000     10,000,000       --            10,000,000
---------------------------------------------------------------------------------------------------------------------------------
CS First Boston, Inc.:
5.36%, 7/11/97                                18,000,000      5,000,000    23,000,000     17,973,200      4,992,556      22,965,756
5.42%, 5/12/98(1)                             20,000,000      5,000,000    25,000,000     20,000,000      5,000,000      25,000,000
5.43%, 6/2/98(1)                              20,000,000      5,000,000    25,000,000     20,000,000      5,000,000      25,000,000
5.43%, 7/8/97(3)                              25,000,000       --          25,000,000     24,973,604       --            24,973,604
5.60%, 8/28/97                                25,000,000       --          25,000,000     24,774,444       --            24,774,444
5.617%, 3/13/98(1)                            17,000,000      8,000,000    25,000,000     17,000,000      8,000,000      25,000,000
---------------------------------------------------------------------------------------------------------------------------------
Dean Witter, Discover & Co., 5.888%,
9/29/97                                       20,000,000       --          20,000,000     20,010,940       --            20,010,940
---------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, L.P.:
5.60%, 9/12/97                                35,000,000     15,000,000    50,000,000     34,602,556     14,829,667      49,432,223
5.61%, 9/10/97                                35,000,000     15,000,000    50,000,000     34,612,754     14,834,037      49,446,791
5.62%, 10/6/97                                35,000,000     10,000,000    45,000,000     34,470,003      9,848,572      44,318,575
5.62%, 9/4/97                                 35,000,000     15,000,000    50,000,000     34,644,847     14,847,792      49,492,639
5.62%, 9/8/97                                 25,000,000       --          25,000,000     24,730,708       --            24,730,708
5.78%, 9/22/97                                30,000,000       --          30,000,000     30,000,000       --            30,000,000
---------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, L.P.,
Promissory Nts.:
5.844%, 10/10/97(2)                           15,000,000      6,000,000    21,000,000     15,000,000      6,000,000      21,000,000
5.87%, 11/10/97(2)                            20,000,000     10,000,000    30,000,000     20,000,000     10,000,000      30,000,000
5.88%, 12/12/97(2)                            35,000,000     15,000,000    50,000,000     35,000,000     15,000,000      50,000,000
5.89%, 9/4/97(2)                              20,000,000     10,000,000    30,000,000     20,000,000     10,000,000      30,000,000
---------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.:
5.62%, 11/21/97                               28,000,000     10,000,000    38,000,000     27,374,931      9,776,761      37,151,692
5.63%, 8/22/97                                10,000,000      5,000,000    15,000,000      9,918,678      4,959,339      14,878,017
5.64%, 7/2/97                                 35,000,000       --          35,000,000     34,994,517       --            34,994,517
5.64%, 9/10/97                                20,000,000     20,000,000    40,000,000     19,777,533     19,777,533      39,555,066
5.65%, 7/10/97                                25,000,000     10,000,000    35,000,000     24,964,687      9,985,875      34,950,562
5.65%, 7/7/97                                 25,000,000     10,000,000    35,000,000     24,976,458      9,990,583      34,967,041
5.677%, 2/3/98(1)                             15,000,000     10,000,000    25,000,000     15,000,000     10,000,000      25,000,000
5.771%, 6/18/98(1)                            35,000,000     10,000,000    45,000,000     35,106,786     10,030,510      45,137,296
---------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.:
5.28%, 7/3/97                                 15,000,000      5,000,000    20,000,000     14,995,600      4,998,533      19,994,133
5.36%, 7/2/97                                 25,000,000     10,000,000    35,000,000     24,996,239      9,998,511      34,994,750
5.39%, 7/18/97                                15,000,000       --          15,000,000     14,961,821       --            14,961,821
5.40%, 7/11/97                                20,000,000       --          20,000,000     19,970,000       --            19,970,000
5.40%, 7/9/97                                 10,000,000      5,000,000    15,000,000      9,988,000      4,994,000      14,982,000
5.58%, 10/15/97                               20,000,000       --          20,000,000     19,671,400       --            19,671,400
5.58%, 10/29/97                                 --           20,000,000    20,000,000       --           19,628,000      19,628,000
5.58%, 12/15/97                               21,000,000      9,000,000    30,000,000     20,456,415      8,767,035      29,223,450
5.59%, 12/1/97                                20,000,000       --          20,000,000     19,524,850       --            19,524,850
5.60%, 8/25/97                                15,000,000       --          15,000,000     14,871,667       --            14,871,667
5.60%, 8/29/97                                15,000,000      5,000,000    20,000,000     14,862,333      4,954,111      19,816,444
5.62%, 8/28/97                                20,000,000       --          20,000,000     19,818,911       --            19,818,911
5.62%, 9/3/97                                 20,000,000       --          20,000,000     19,800,178       --            19,800,178
5.63%, 7/14/97                                27,000,000     28,000,000    55,000,000     26,945,107     27,943,074      54,888,181
5.648%, 1/8/98(1)                             25,000,000     15,000,000    40,000,000     24,997,449     14,998,469      39,995,918
5.65%, 7/10/97                                20,000,000     10,000,000    30,000,000     19,971,750      9,985,875      29,957,625
5.68%, 10/24/97(1)                            25,000,000     10,000,000    35,000,000     24,998,425      9,999,370      34,997,795
5.68%, 3/18/98(1)                             15,000,000      5,000,000    20,000,000     14,997,912      4,999,304      19,997,216
5.68%, 7/16/97                                25,000,000     20,000,000    45,000,000     24,940,833     19,952,667      44,893,500
5.685%, 5/26/98(1)                            17,000,000      8,000,000    25,000,000     16,997,720      7,998,927      24,996,647
5.70%, 8/12/97                                13,000,000      5,000,000    18,000,000     12,913,550      4,966,750      17,880,300
5.70%, 9/19/97(1)                             20,000,000       --          20,000,000     20,000,000       --            20,000,000
5.75%, 12/19/97(1)                            35,000,000     15,000,000    50,000,000     34,999,661     14,999,774      49,999,435
---------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover &
Co., 5.50%, 3/24/98                           23,744,000     28,900,000    52,644,000     23,744,000     28,900,000      52,644,000
                                                                                      -------------------------------------------
                                                                                       1,476,734,345    528,041,989   2,004,776,334

---------------------------------------------------------------------------------------------------------------------------------
CHEMICALS - 0.8% Henkel Corp.:
5.58%, 10/17/97(3)                            13,000,000       --          13,000,000     12,782,380       --            12,782,380
5.58%, 10/23/97                               25,000,000       --          25,000,000     24,558,250       --            24,558,250
5.58%, 10/24/97(3)                            25,000,000       --          25,000,000     24,554,375       --            24,554,375
5.61%, 9/11/97(3)                             10,000,000      6,185,000    16,185,000      9,887,800      6,115,604      16,003,404
5.70%, 10/20/97(3)                            29,000,000       --          29,000,000     28,490,325       --            28,490,325
                                                                                      -------------------------------------------
                                                                                         100,273,130      6,115,604     106,388,734
---------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL FINANCE - 15.0% CIT Group Holdings, Inc.:
5.58%, 11/20/97(1)                            70,000,000     15,000,000    85,000,000     69,980,400     14,995,578      84,975,978
5.60%, 12/23/97(1)                            25,000,000       --          25,000,000     24,990,703       --            24,990,703
5.60%, 5/22/98(1)                             35,000,000     15,000,000    50,000,000     34,978,936     14,990,973      49,969,909
5.60%, 8/26/97                                65,000,000     10,000,000    75,000,000     64,433,778      9,912,889      74,346,667
5.625%, 9/17/97(1)                            25,000,000     20,000,000    45,000,000     24,996,126     19,996,901      44,993,027
5.63%, 7/17/97                                20,000,000     10,000,000    30,000,000     19,949,956      9,974,978      29,924,934
5.764%, 3/11/98(1)                            11,000,000     38,500,000    49,500,000     11,000,000     38,500,000      49,500,000
---------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans:
5.57%, 7/1/97                                 50,000,000     15,000,000    65,000,000     50,000,000     15,000,000      65,000,000
5.57%, 7/9/97                                   --           32,000,000    32,000,000       --           31,960,391      31,960,391
5.59%, 9/18/97                                20,000,000     20,000,000    40,000,000     19,754,661     19,754,661      39,509,322
5.60%, 8/13/97                                40,000,000       --          40,000,000     39,732,444       --            39,732,444
5.60%, 8/25/97                                69,095,000       --          69,095,000     68,503,854       --            68,503,854
5.61%, 8/27/97                                20,000,000     10,000,000    30,000,000     19,822,350      9,911,175      29,733,525
5.62%, 8/14/97                                15,000,000     10,000,000    25,000,000     14,896,967      9,931,311      24,828,278
5.62%, 8/26/97                                  --           75,000,000    75,000,000       --           74,343,556      74,343,556
5.62%, 8/28/97                                40,000,000       --          40,000,000     39,637,822       --            39,637,822
5.63%, 8/29/97                                40,000,000       --          40,000,000     39,630,922       --            39,630,922
5.63%, 9/4/97                                 50,000,000       --          50,000,000     49,491,736       --            49,491,736
---------------------------------------------------------------------------------------------------------------------------------
FINOVA Capital Corp.:
5.30%, 7/14/97                                20,000,000      5,000,000    25,000,000     19,961,217      4,990,431      24,951,648
5.40%, 7/1/97                                   --           10,000,000    10,000,000       --           10,000,000      10,000,000
5.40%, 7/21/97                                25,000,000      5,000,000    30,000,000     24,922,667      4,985,000      29,907,667
5.43%, 7/10/97                                 5,000,000      5,000,000    10,000,000      4,993,212      4,993,212       9,986,424
5.44%, 7/7/97                                   --           10,000,000    10,000,000       --            9,990,775       9,990,775
5.47%, 7/11/97                                10,000,000     10,000,000    20,000,000      9,984,806      9,984,806      19,969,612
5.47%, 7/16/97                                 5,000,000      5,000,000    10,000,000      4,988,604      4,988,604       9,977,208
5.61%, 10/16/97                               15,000,000       --          15,000,000     14,749,888       --            14,749,888
5.61%, 10/22/97                               25,000,000       --          25,000,000     24,559,771       --            24,559,771
5.61%, 10/30/97                               55,000,000     15,000,000    70,000,000     53,962,929     14,717,162      68,680,091
5.61%, 10/31/97                               10,000,000       --          10,000,000      9,809,883       --             9,809,883
5.61%, 11/21/97                               12,000,000      8,000,000    20,000,000     11,732,590      7,821,727      19,554,317
5.61%, 11/7/97                                 5,000,000      5,000,000    10,000,000      4,899,488      4,899,487       9,798,975
5.62%, 11/10/97                                 --            5,000,000     5,000,000       --            4,896,967       4,896,967
5.63%, 11/25/97                               15,000,000       --          15,000,000     14,655,163       --            14,655,163
5.63%, 8/21/97                                20,000,000     10,000,000    30,000,000     19,840,483      9,920,242      29,760,725
5.63%, 9/15/97                                 5,000,000       --           5,000,000      4,940,572       --             4,940,572
5.63%, 12/4/97                                  --           15,000,000    15,000,000       --           14,634,050      14,634,050
5.64%, 11/14/97                               20,000,000     13,000,000    33,000,000     19,573,867     12,723,013      32,296,880
5.64%, 9/8/97                                 20,000,000     10,000,000    30,000,000     19,783,800      9,891,900      29,675,700
5.65%, 9/12/97                                20,000,000       --          20,000,000     19,770,861       --            19,770,861
5.65%, 9/4/97                                 25,000,000       --          25,000,000     24,744,965       --            24,744,965
5.65%, 9/19/97                                  --           15,000,000    15,000,000       --           14,811,667      14,811,667
5.69%, 12/3/97                                29,000,000       --          29,000,000     28,289,540       --            28,289,540
5.69%, 12/11/97                                 --           20,000,000    20,000,000       --           19,484,739      19,484,739
5.72%, 8/15/97                                25,000,000       --          25,000,000     24,821,250       --            24,821,250
---------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.:
5.71%, 10/1/97(1)                             30,000,000     20,000,000    50,000,000     29,998,488     19,998,992      49,997,480
5.71%, 10/10/97(1)                            30,000,000     13,000,000    43,000,000     29,998,340     12,999,281      42,997,621
5.72%, 8/27/97                                30,000,000     15,000,000    45,000,000     29,728,300     14,864,150      44,592,450
5.73%, 9/9/97                                 30,000,000     15,000,000    45,000,000     29,665,750     14,832,875      44,498,625
5.74%, 11/13/97                               25,000,000     15,000,000    40,000,000     24,461,875     14,677,125      39,139,000
5.75%, 12/15/97                               10,000,000      9,000,000    19,000,000      9,733,264      8,759,938      18,493,202
5.75%, 7/16/97                                15,000,000     10,000,000    25,000,000     14,964,063      9,976,042      24,940,105
5.75%, 9/4/97                                 35,000,000     10,000,000    45,000,000     34,636,632      9,896,181      44,532,813
5.75%, 9/8/97                                 20,000,000      7,000,000    27,000,000     19,779,583      6,922,854      26,702,437
5.80%, 10/9/97                                45,000,000     20,000,000    65,000,000     44,275,000     19,677,778      63,952,778
5.80%, 12/22/97                               35,000,000     15,000,000    50,000,000     34,018,833     14,579,500      48,598,333
5.831%, 12/18/97(1)                           35,000,000     15,000,000    50,000,000     35,000,000     15,000,000      50,000,000
                                                                                      -------------------------------------------
                                                                                       1,289,046,339    595,190,911   1,884,237,250
---------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 0.8% First Data Corp.:
5.58%, 12/16/97                               35,000,000     15,000,000    50,000,000     34,088,600     14,609,400      48,698,000
5.60%, 9/9/97                                 24,000,000       --          24,000,000     23,738,667       --            23,738,667
5.605%, 1/27/98                               17,000,000      8,000,000    25,000,000     16,444,171      7,738,433      24,182,604
                                                                                      -------------------------------------------
                                                                                          74,271,438     22,347,833      96,619,271
---------------------------------------------------------------------------------------------------------------------------------
CONGLOMERATES - 0.9% Mitsubishi International Corp.:
5.55%, 7/3/97                                 68,850,000       --          68,850,000     68,828,771       --            68,828,771
5.60%, 9/15/97                                 5,000,000      9,800,000    14,800,000      4,940,889      9,684,142      14,625,031
5.61%, 8/20/97                                20,000,000     10,000,000    30,000,000     19,844,167      9,922,083      29,766,250
                                                                                      -------------------------------------------
                                                                                          93,613,827     19,606,225     113,220,052
---------------------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE - 1.4%
Island Finance Puerto Rico, Inc.:
5.60%, 9/10/97                                  --            6,000,000     6,000,000       --            5,933,733       5,933,733
5.60%, 9/15/97                                10,000,000       --          10,000,000      9,881,778       --             9,881,778
5.61%, 8/25/97                                  --           10,000,000    10,000,000       --            9,914,292       9,914,292
5.61%, 8/29/97                                17,000,000      8,000,000    25,000,000     16,843,699      7,926,447      24,770,146
5.61%, 9/2/97                                 20,000,000       --          20,000,000     19,803,650       --            19,803,650
5.61%, 9/8/97                                  5,000,000       --           5,000,000      4,946,238       --             4,946,238
5.62%, 8/15/97                                15,000,000       --          15,000,000     14,894,625       --            14,894,625
---------------------------------------------------------------------------------------------------------------------------------
Sears Roebuck Acceptance Corp.:
5.60%, 8/25/97                                35,000,000     10,000,000    45,000,000     34,700,556      9,914,444      44,615,000
6.20%, 7/1/97                                  9,000,000     31,800,000    40,800,000      9,000,000     31,800,000      40,800,000
                                                                                      -------------------------------------------
                                                                                         110,070,546     65,488,916     175,559,462

---------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 9.5%
Associates Corp. of North America,
5.65%, 7/14/97                                35,000,000     15,000,000    50,000,000     34,928,590     14,969,396      49,897,986
---------------------------------------------------------------------------------------------------------------------------------
Ford Motor Credit Corp.:
5.57%, 10/15/97                               75,000,000       --          75,000,000     73,769,958       --            73,769,958
5.57%, 10/30/97                               50,000,000       --          50,000,000     49,063,931       --            49,063,931
5.57%, 11/20/97                               42,500,000     30,000,000    72,500,000     41,566,251     29,340,883      70,907,134
5.58%, 12/8/97                                30,000,000       --          30,000,000     29,256,000       --            29,256,000
---------------------------------------------------------------------------------------------------------------------------------
General Electric Capital Corp.:
5.37%, 7/10/97                                40,000,000     10,000,000    50,000,000     39,946,300      9,986,575      49,932,875
5.40%, 7/8/97                                 10,000,000     10,000,000    20,000,000      9,989,500      9,989,500      19,979,000
5.57%, 11/20/97                               30,000,000       --          30,000,000     29,340,883       --            29,340,883
5.57%, 11/28/97                               25,000,000     25,000,000    50,000,000     24,419,792     24,419,792      48,839,584
5.58%, 11/3/97                                25,000,000       --          25,000,000     24,515,625       --            24,515,625
5.59%, 9/15/97                                25,000,000     25,000,000    50,000,000     24,704,972     24,704,972      49,409,944
5.60%, 9/10/97                                35,000,000       --          35,000,000     34,613,444       --            34,613,444
5.75%, 7/2/97                                 50,000,000     25,000,000    75,000,000     49,992,014     24,996,007      74,988,021
---------------------------------------------------------------------------------------------------------------------------------
General Electric Capital Services:
5.36%, 7/16/97                                18,000,000      7,000,000    25,000,000     17,959,800      6,984,367      24,944,167
5.57%, 11/24/97                               50,000,000       --          50,000,000     48,870,528       --            48,870,528
---------------------------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp.:
5.31%, 8/6/97                                 64,000,000     31,000,000    95,000,000     63,659,750     30,835,150      94,494,900
5.41%, 7/15/97                                17,000,000      8,000,000    25,000,000     16,964,234      7,983,169      24,947,403
5.45%, 7/14/97                                18,000,000      7,000,000    25,000,000     17,964,575      6,986,224      24,950,799
5.60%, 7/29/97                                35,000,000       --          35,000,000     34,847,556       --            34,847,556
5.61%, 12/22/97                               23,000,000      7,000,000    30,000,000     22,376,355      6,810,195      29,186,550
5.63%, 12/8/97                                 6,340,000       --           6,340,000      6,181,359       --             6,181,359
5.70%, 12/9/97                                50,000,000       --          50,000,000     48,725,417       --            48,725,417
5.73%, 11/18/97                               27,000,000     15,000,000    42,000,000     26,398,350     14,665,750      41,064,100
5.73%, 11/24/97                               17,000,000      8,000,000    25,000,000     16,604,948      7,814,093      24,419,041
5.75%, 4/21/98(1)                             30,000,000     15,000,000    45,000,000     29,987,616     14,993,808      44,981,424
6.25%, 7/1/97                                 46,000,000       --          46,000,000     46,000,000       --            46,000,000
---------------------------------------------------------------------------------------------------------------------------------
Household Finance Corp., 5.59%,
9/15/97                                       50,000,000       --          50,000,000     49,409,944       --            49,409,944
---------------------------------------------------------------------------------------------------------------------------------
Prudential Funding Corp., 5.685%,
5/5/98(1)                                     35,000,000     10,000,000    45,000,000     34,992,873      9,997,964      44,990,837
                                                                                      -------------------------------------------
                                                                                         947,050,565    245,477,845   1,192,528,410
---------------------------------------------------------------------------------------------------------------------------------
DRUG WHOLESALERS - 0.3%
Glaxo Wellcome PLC, 5.60%, 9/11/97            38,000,000       --          38,000,000     37,574,400       --            37,574,400
---------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS - 1.3% Avnet, Inc.:
5.66%, 8/8/97                                 10,000,000       --          10,000,000      9,940,256       --             9,940,256
5.55%, 8/6/97                                   --           10,000,000    10,000,000       --            9,943,400       9,943,400
5.67%, 7/14/97                                  --           10,000,000    10,000,000       --            9,979,525       9,979,525
---------------------------------------------------------------------------------------------------------------------------------
Mitsubishi Electric Finance America, Inc.:
5.63%, 8/20/97                                25,000,000     10,000,000    35,000,000     24,804,514      9,921,806      34,726,320
5.63%, 9/3/97(3)                               5,000,000     35,000,000    40,000,000      4,949,956     34,649,689      39,599,645
5.65%, 8/27/97(3)                               --            7,000,000     7,000,000       --            6,937,379       6,937,379
5.66%, 8/6/97(3)                              15,000,000     13,825,000    28,825,000     14,915,000     13,746,624      28,661,624
5.67%, 7/23/97(3)                              5,000,000      5,000,000    10,000,000      4,982,675      4,982,675       9,965,350
5.68%, 8/13/97(3)                              9,000,000       --           9,000,000      8,938,940       --             8,938,940
                                                                                      -------------------------------------------
                                                                                          68,531,341     90,161,098     158,692,439
---------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 1.5% AC Acquisition Holding Co.:
5.61%, 8/15/97(3)                             25,000,000       --          25,000,000     24,824,688       --            24,824,688
5.61%, 8/22/97                                18,000,000       --          18,000,000     17,854,140       --            17,854,140
---------------------------------------------------------------------------------------------------------------------------------
American Home Products Corp.:
5.62%, 9/10/97(3)                             30,000,000       --          30,000,000     29,667,483       --            29,667,483
5.62%, 9/8/97(3)                              45,000,000     25,000,000    70,000,000     44,515,275     24,730,708      69,245,983
5.63%, 7/14/97(3)                               --            9,871,000     9,871,000       --            9,850,932       9,850,932
5.63%, 9/3/97(3)                                --           10,000,000    10,000,000       --            9,899,911       9,899,911
5.63%, 9/4/97                                 25,000,000       --          25,000,000     24,745,868       --            24,745,868
                                                                                      -------------------------------------------
                                                                                         141,607,454     44,481,551     186,089,005
---------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 0.9%
Atlas Copco AB, 5.625%, 8/25/97(3)             5,000,000      5,000,000    10,000,000      4,957,031      4,957,031       9,914,062
---------------------------------------------------------------------------------------------------------------------------------
PHH Corp.:
5.658%, 1/27/98(1)                            50,000,000      5,000,000    55,000,000     49,991,076      4,999,091      54,990,167
5.658%, 1/27/98(1)                            27,000,000       --          27,000,000     26,996,927       --            26,996,927
5.698%, 1/15/98(1)                            17,000,000      8,000,000    25,000,000     16,999,102      7,999,577      24,998,679
                                                                                      -------------------------------------------
                                                                                          98,944,136     17,955,699     116,899,835
---------------------------------------------------------------------------------------------------------------------------------
INSURANCE - 7.2%
Allstate Life Insurance Co., 5.691%,
7/1/17(1)                                     40,000,000     10,000,000    50,000,000     40,000,000     10,000,000      50,000,000
---------------------------------------------------------------------------------------------------------------------------------
General American Life Insurance Co.,
5.89%, 7/1/97(1)                              50,000,000     30,000,000    80,000,000     50,000,000     30,000,000      80,000,000
---------------------------------------------------------------------------------------------------------------------------------
Jackson National Life Insurance Co.:
5.71%, 3/1/98(1)                              40,000,000     30,000,000    70,000,000     40,000,000     30,000,000      70,000,000
5.711%, 8/1/98(1)                             30,000,000     15,000,000    45,000,000     30,000,000     15,000,000      45,000,000
---------------------------------------------------------------------------------------------------------------------------------
Pacific Mutual Life Insurance Co.,
5.756%, 7/21/97(1)(2)                         60,000,000     30,000,000    90,000,000     60,000,000     30,000,000      90,000,000
---------------------------------------------------------------------------------------------------------------------------------
Protective Life Insurance Co.:
5.751%, 11/25/97(1)                           25,000,000       --          25,000,000     25,000,000       --            25,000,000
5.751%, 4/1/98(1)                             15,000,000     10,000,000    25,000,000     15,000,000     10,000,000      25,000,000
5.773%, 1/31/00(1)                              --           60,000,000    60,000,000       --           60,000,000      60,000,000
5.841%, 7/21/97(1)(2)                         10,000,000     20,000,000    30,000,000     10,000,000     20,000,000      30,000,000
---------------------------------------------------------------------------------------------------------------------------------
Prudential Life Insurance Co.,
5.773%, 1/31/00(1)                           140,000,000       --         140,000,000    140,000,000      --            140,000,000
---------------------------------------------------------------------------------------------------------------------------------
TransAmerica Life Insurance & Annuity
Co.:
5.687%, 5/15/98(1)                            40,000,000     10,000,000    50,000,000     40,000,000     10,000,000      50,000,000
5.691%, 8/7/97(1)                               --           25,000,000    25,000,000       --           25,000,000      25,000,000
5.691%, 10/15/97(1)                           50,000,000     25,000,000    75,000,000     50,000,000     25,000,000      75,000,000
5.691%, 9/30/97(1)                            30,000,000     20,000,000    50,000,000     30,000,000     20,000,000      50,000,000
5.735%, 3/22/98(1)                            43,000,000       --          43,000,000     43,000,000       --            43,000,000
---------------------------------------------------------------------------------------------------------------------------------
TransAmerica Occidental Corp., 5.691%,
9/29/97(1)                                    30,000,000     20,000,000    50,000,000     30,000,000     20,000,000      50,000,000
                                                                                      -------------------------------------------
                                                                                         603,000,000    305,000,000     908,000,000
---------------------------------------------------------------------------------------------------------------------------------
LEASING & FACTORING - 1.9% American Honda Finance Corp.:
5.62%, 7/31/97                                55,000,000     25,000,000    80,000,000     54,742,417     24,882,917      79,625,334
5.65%, 7/28/97                                20,000,000       --          20,000,000     19,915,250       --            19,915,250
5.65%, 8/4/97                                 25,000,000     10,000,000    35,000,000     24,866,597      9,946,639      34,813,236
5.812%, 6/16/98(1)                            15,000,000      5,000,000    20,000,000     15,000,000      5,000,000      20,000,000
---------------------------------------------------------------------------------------------------------------------------------
International Lease Finance Corp.:
5.27%, 7/17/97                                17,000,000      8,000,000    25,000,000     16,960,182      7,981,262      24,941,444
5.27%, 7/21/97                                25,000,000     10,000,000    35,000,000     24,926,806      9,970,722      34,897,528
---------------------------------------------------------------------------------------------------------------------------------
The Hertz Corp., 5.60%, 9/2/97                17,000,000      8,000,000    25,000,000     16,833,400      7,921,600      24,755,000
                                                                                      -------------------------------------------
                                                                                         173,244,652     65,703,140     238,947,792
---------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 0.0%
Rexam PLC, 5.67%, 8/12/97(3)                    --            2,535,000     2,535,000       --            2,518,231       2,518,231
---------------------------------------------------------------------------------------------------------------------------------
METALS/MINING - 0.3% RTZ America, Inc.:
5.57%, 12/22/97(3)                            14,000,000      5,500,000    19,500,000     13,623,097      5,351,931      18,975,028
5.58%, 12/19/97(3)                            17,000,000      8,000,000    25,000,000     16,549,415      7,787,960      24,337,375
                                                                                      -------------------------------------------
                                                                                          30,172,512     13,139,891      43,312,403
---------------------------------------------------------------------------------------------------------------------------------
NONDURABLE HOUSEHOLD GOODS - 0.9% Avon Capital Corp.:
5.63%, 9/11/97(3)                              8,000,000       --           8,000,000      7,909,920       --             7,909,920
5.63%, 9/29/97(3)                              9,000,000       --           9,000,000      8,873,325       --             8,873,325
5.63%, 9/8/97(3)                               8,500,000      8,000,000    16,500,000      8,408,278      7,913,673      16,321,951
5.64%, 8/28/97(3)                             10,000,000     23,000,000    33,000,000      9,909,133     22,791,007      32,700,140
---------------------------------------------------------------------------------------------------------------------------------
Newell Co.:
5.60%, 10/17/97(3)                            20,000,000      5,000,000    25,000,000     19,664,000      4,916,000      24,580,000
5.60%, 9/19/97(3)                             25,000,000       --          25,000,000     24,688,889       --            24,688,889
                                                                                      -------------------------------------------
                                                                                          79,453,545     35,620,680     115,074,225
---------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED - 0.4% Repsol International Finance BV:
5.35%, 7/1/97                                   --           15,000,000    15,000,000       --           15,000,000      15,000,000
5.39%, 7/15/97                                11,000,000       --          11,000,000     10,976,943       --            10,976,943
5.60%, 12/9/97                                24,000,000       --          24,000,000     23,398,933       --            23,398,933
                                                                                      -------------------------------------------
                                                                                          34,375,876     15,000,000      49,375,876
---------------------------------------------------------------------------------------------------------------------------------
SAVINGS & LOANS - 1.8%
First Bank FSB, 5.658%, 8/29/97(1)            25,000,000      7,000,000    32,000,000     24,999,606      6,999,889      31,999,495
---------------------------------------------------------------------------------------------------------------------------------
Great Western Bank FSB:
5.60%, 8/21/97                                25,000,000       --          25,000,000     24,801,667       --            24,801,667
5.61%, 9/12/97                                20,000,000       --          20,000,000     19,772,483       --            19,772,483
5.61%, 9/17/97                                15,000,000      7,000,000    22,000,000     14,817,675      6,914,915      21,732,590
5.61%, 9/19/97                                25,000,000       --          25,000,000     24,688,333       --            24,688,333
5.62%, 9/11/97                                40,000,000     10,000,000    50,000,000     39,550,700      9,887,800      49,438,500
5.62%, 8/27/97                                  --           35,000,000    35,000,000       --           34,688,954      34,688,954
---------------------------------------------------------------------------------------------------------------------------------
Household Bank FSB., 5.71%, 9/19/97(1)        25,000,000       --          25,000,000     25,000,000       --            25,000,000
                                                                                      -------------------------------------------
                                                                                         173,630,464     58,491,558     232,122,022
---------------------------------------------------------------------------------------------------------------------------------
SPECIAL PURPOSE FINANCIAL - 15.2% Asset Backed Capital Finance, Inc.:
5.60%, 11/17/97(3)                             5,000,000      4,000,000     9,000,000      4,891,889      3,913,511       8,805,400
5.60%, 12/26/97(1)(2)                         40,000,000       --          40,000,000     39,987,424       --            39,987,424
5.65%, 7/8/97(3)                                --           17,400,000    17,400,000       --           17,380,884      17,380,884
5.65%, 9/8/97                                 11,510,000       --          11,510,000     11,385,356       --            11,385,356
5.66%, 3/16/98(1)(2)                          15,000,000      5,000,000    20,000,000     14,995,248      4,998,416      19,993,664
5.66%, 8/1/97(3)                              48,000,000       --          48,000,000     47,766,053       --            47,766,053
5.67%, 12/1/97(3)                               --           23,200,000    23,200,000       --           22,640,938      22,640,938
5.68%, 7/22/97(3)                             30,000,000       --          30,000,000     29,900,600       --            29,900,600
5.687%, 12/15/97(1)(2)                        35,000,000     15,000,000    50,000,000     34,994,313     14,997,563      49,991,876
5.70%, 8/22/97(3)                             25,000,000       --          25,000,000     24,794,167       --            24,794,167
---------------------------------------------------------------------------------------------------------------------------------
Asset Backed Securities Investment
Trust-Series 1997A, 5.738%, 2/16/98(1)(2)     20,000,000     15,000,000    35,000,000     19,998,751     14,999,063      34,997,814
---------------------------------------------------------------------------------------------------------------------------------
Asset Securitization Cooperative Corp.:
5.59%, 12/3/97(3)                             10,000,000       --          10,000,000      9,759,319       --             9,759,319
5.60%, 9/18/97(3)                             21,000,000       --          21,000,000     20,741,933       --            20,741,933
5.62%, 9/5/97(3)                              50,000,000       --          50,000,000     49,484,833       --            49,484,833
5.62%, 9/8/97(3)                              30,000,000       --          30,000,000     29,676,850       --            29,676,850
5.63%, 8/1/97(3)                              15,000,000       --          15,000,000     14,927,279       --            14,927,279
5.63%, 8/4/97(3)                                --           10,000,000    10,000,000       --            9,946,828       9,946,828
5.64%, 7/7/97(3)                                --           55,000,000    55,000,000       --           54,948,300      54,948,300
---------------------------------------------------------------------------------------------------------------------------------
Beta Finance, Inc.:
5.61%, 9/5/97(3)                              19,000,000      9,000,000    28,000,000     18,804,585      8,907,435      27,712,020
5.62%, 9/26/97(3)                             14,500,000     12,000,000    26,500,000     14,303,066     11,837,020      26,140,086
5.62%, 9/8/97(3)                              46,000,000      8,000,000    54,000,000     45,504,848      7,913,827      53,418,675
5.65%, 7/11/97(3)                             23,000,000       --          23,000,000     22,963,903       --            22,963,903
---------------------------------------------------------------------------------------------------------------------------------
Corporate Asset Funding Co., Inc.:
5.60%, 12/12/97(3)                             7,000,000     18,000,000    25,000,000      6,821,422     17,540,800      24,362,222
5.60%, 8/25/97(3)                             35,000,000     15,000,000    50,000,000     34,700,556     14,871,667      49,572,223
---------------------------------------------------------------------------------------------------------------------------------
CXC, Inc.:
5.58%, 9/26/97(3)                             30,000,000       --          30,000,000     29,595,450       --            29,595,450
5.59%, 9/8/97(3)                              35,000,000     15,000,000    50,000,000     34,625,004     14,839,288      49,464,292
5.61%, 9/10/97(3)                             30,000,000       --          30,000,000     29,668,075       --            29,668,075
5.62%, 7/3/97(3)                              40,000,000     10,000,000    50,000,000     39,987,511      9,996,878      49,984,389
5.62%, 8/15/97(3)                             18,000,000      7,000,000    25,000,000     17,873,550      6,950,825      24,824,375
5.62%, 9/3/97(3)                              25,000,000     20,000,000    45,000,000     24,750,222     19,800,178      44,550,400
5.62%, 11/17/97(3)                              --            5,000,000     5,000,000       --            4,891,503       4,891,503
5.63%, 7/7/97(3)                              10,966,000       --          10,966,000     10,955,710       --            10,955,710
5.63%, 7/9/97(3)                              30,000,000     10,000,000    40,000,000     29,962,467      9,987,489      39,949,956
5.67%, 8/14/97(3)                             32,000,000       --          32,000,000     31,779,768       --            31,779,768
---------------------------------------------------------------------------------------------------------------------------------
Enterprise Funding Corp.:
5.61%, 8/11/97(3)                             15,000,000     10,000,000    25,000,000     14,904,163      9,936,108      24,840,271
5.62%, 7/14/97(3)                             11,364,000       --          11,364,000     11,340,937       --            11,340,937
5.65%, 7/16/97(3)                             17,000,000      8,000,000    25,000,000     16,959,979      7,981,167      24,941,146
5.67%, 8/15/97(3)                             21,482,000       --          21,482,000     21,329,746       --            21,329,746
5.67%, 8/18/97(3)                             15,000,000       --          15,000,000     14,886,600       --            14,886,600
5.64%, 8/28/97(3)                               --           20,097,000    20,097,000       --           19,914,385      19,914,385
5.65%, 12/10/97(3)                              --           10,000,000    10,000,000       --            9,745,750       9,745,750

---------------------------------------------------------------------------------------------------------------------------------
Falcon Asset Securitization Corp.:
5.60%, 7/28/97(3)                             50,000,000     38,400,000    88,400,000     49,790,000     38,238,720      88,028,720
5.67%, 8/18/97(3)                               --           10,800,000    10,800,000       --           10,718,352      10,718,352
---------------------------------------------------------------------------------------------------------------------------------
New Center Asset Trust, 5.27%, 7/28/97        25,000,000     20,000,000    45,000,000     24,901,188     19,920,950      44,822,138
---------------------------------------------------------------------------------------------------------------------------------
Preferred Receivables Funding Corp.:
5.40%, 7/10/97                                  --            5,375,000     5,375,000       --            5,367,744       5,367,744
5.58%, 10/16/97                               15,000,000       --          15,000,000     14,751,225       --            14,751,225
5.60%, 11/18/97                               14,000,000       --          14,000,000     13,695,111       --            13,695,111
5.60%, 9/8/97                                 36,800,000       --          36,800,000     36,405,013       --            36,405,013
5.62%, 8/28/97                                  --           10,350,000    10,350,000       --           10,256,287      10,256,287
5.65%, 12/8/97                                20,000,000       --          20,000,000     19,497,778       --            19,497,778
---------------------------------------------------------------------------------------------------------------------------------
Providian MasterTrust 1993-3:
5.61%, 9/10/97(3)                             24,500,000       --          24,500,000     24,228,928       --            24,228,928
5.62%, 9/11/97(3)                             11,000,000       --          11,000,000     10,876,360       --            10,876,360
---------------------------------------------------------------------------------------------------------------------------------
RACERS Series 1996-MM-12-3, 5.687%,
12/15/97(1)(2)                                25,000,000     15,000,000    40,000,000     25,000,000     15,000,000      40,000,000
---------------------------------------------------------------------------------------------------------------------------------
RACERS Series 1997-MM-1-1, 5.687%,
1/15/98(1)(2)                                 38,000,000     12,000,000    50,000,000     37,991,827     11,997,414      49,989,241
---------------------------------------------------------------------------------------------------------------------------------
Sigma Finance, Inc.:
5.40%, 7/21/97(3)                             15,000,000       --          15,000,000     14,955,000       --            14,955,000
5.59%, 7/28/97(3)                             15,000,000       --          15,000,000     14,937,113       --            14,937,113
5.60%, 10/15/97(3)                            13,500,000     13,000,000    26,500,000     13,277,400     12,785,644      26,063,044
5.60%, 11/17/97(3)                             6,000,000       --           6,000,000      5,870,267       --             5,870,267
5.60%, 12/4/97(3)                               --            3,000,000     3,000,000       --            2,927,200       2,927,200
5.61%, 8/27/97(3)                               --            6,500,000     6,500,000       --            6,442,264       6,442,264
5.61%, 8/29/97(3)                             15,000,000       --          15,000,000     14,862,088       --            14,862,088
5.62%, 9/10/97(3)                             15,600,000     15,000,000    30,600,000     15,427,091     14,833,742      30,260,833
5.63%, 9/5/97(3)                              20,000,000       --          20,000,000     19,793,567       --            19,793,567
5.64%, 8/28/97(3)                             40,000,000     10,000,000    50,000,000     39,636,533      9,909,133      49,545,666
5.64%, 9/3/97(3)                               9,000,000       --           9,000,000      8,909,760       --             8,909,760
5.65%, 12/15/97(3)                            13,000,000       --          13,000,000     12,659,274       --            12,659,274
5.68%, 7/25/97(3)                             18,000,000     13,000,000    31,000,000     17,931,840     12,950,773      30,882,613
5.69%, 11/26/97(3)                            20,000,000      5,000,000    25,000,000     19,532,156      4,883,039      24,415,195
5.70%, 8/19/97 (3)                            20,000,000     10,000,000    30,000,000     19,844,833      9,922,417      29,767,250
---------------------------------------------------------------------------------------------------------------------------------
SMM Trust 1996-B, 5.738%, 8/4/97(1)(2)        20,000,000     10,000,000    30,000,000     20,000,000     10,000,000      30,000,000
---------------------------------------------------------------------------------------------------------------------------------
SMM Trust 1997-I, 5.687%, 5/29/98(1)(2)       30,000,000     10,000,000    40,000,000     30,000,000     10,000,000      40,000,000
---------------------------------------------------------------------------------------------------------------------------------
TIERS Series DCMT 1996-A, 5.717%,
10/15/97(1)(2)                                25,000,000      5,000,000    30,000,000     25,000,000      5,000,000      30,000,000
                                                                                      -------------------------------------------
                                                                                       1,374,795,929    530,093,502   1,904,889,431
---------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING - 0.2%
---------------------------------------------------------------------------------------------------------------------------------
St. Michael Finance Ltd., 5.61%, 9/11/97        --           22,000,000    22,000,000       --           21,753,160      21,753,160
                                                                                      -------------------------------------------

Total Short-Term Notes                                                                 7,376,772,323  2,818,155,550  10,194,927,873

===================================================================================================================================
U.S. GOVERNMENT AGENCIES - 1.0%
---------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 5.67%, 8/1/97(1)      60,000,000     34,000,000    94,000,000     59,995,504     33,997,453      93,992,957
---------------------------------------------------------------------------------------------------------------------------------
Student Loan Marketing Assn., 5.82%, 1/23/98  20,000,000     10,000,000    30,000,000     19,998,307      9,999,153      29,997,460
                                                                                      -------------------------------------------

Total U.S. Government Obligations                                                         79,993,811     43,996,606     123,990,417

===================================================================================================================================
FOREIGN GOVERNMENT OBLIGATIONS - 1.6%
---------------------------------------------------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale, 5.80%,
7/29/97(1)                                    30,000,000     15,000,000    45,000,000     30,000,000     15,000,000      45,000,000
---------------------------------------------------------------------------------------------------------------------------------
Swedish Export Credit Corp., 5.36%, 7/9/97    45,000,000     15,000,000    60,000,000     44,946,400     14,982,133      59,928,533
---------------------------------------------------------------------------------------------------------------------------------
Westdeutsche Landesbank Girozentrale,
5.60%, 9/11/97                                50,000,000       --          50,000,000     49,440,000       --            49,440,000
---------------------------------------------------------------------------------------------------------------------------------
Westdeutsche Landesbank Girozentrale,
5.61%, 8/29/97                                25,000,000       --          25,000,000     24,770,146       --            24,770,146
---------------------------------------------------------------------------------------------------------------------------------
Westdeutsche Landesbank Girozentrale,
guaranteeing commercial paper of:
Unibanco-Uniao de Brancos Brasileiros
S.A.-Grand Cayman-Series A, 5.61%, 9/8/97     25,000,000       --          25,000,000     24,731,187       --            24,731,187
                                                                                      -------------------------------------------

Total Foreign Government Obligations                                                     173,887,733     29,982,133     203,869,866

===================================================================================================================================
MUNICIPAL BONDS AND NOTES - 0.0%
---------------------------------------------------------------------------------------------------------------------------------
Virginia Housing Development Authority
Series 1997 A-STEM 11, 5.85%, 12/30/97          --            5,000,000     5,000,000       --            4,998,647       4,998,647
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE                     96.9%          97.6%         97.1%     8,779,329,984  3,426,662,366  12,205,992,350
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                  3.1            2.4           2.9        283,636,897     84,564,549     368,201,446
                                           ----------------------------------------------------------------------------------------

NET ASSETS                                     100.0%         100.0%        100.0%    $9,062,966,881 $3,511,226,915 $12,574,193,796
                                           ======================================================================================


Short-term notes, bankers' acceptances, direct bank obligations and letters of credit are generally traded on a discount basis; the interest rate is the discount rate received by the Trust/Fund at the time of purchase. Other securities normally bear interest at the rates shown.

1. Floating or variable rate obligation. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on June 30, 1997. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature. 2. Restricted securities which are considered illiquid, by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale, amount to $624,360,019, or 4.97% of the combined net assets. The Trust/ Fund may not invest more than 10% of its net assets (determined at the time of purchase) in illiquid securities. 3. Restricted securities, including those issued in exempt transactions without registration under the Securities Act of 1933 (the Act), amounting to $2,084,098,276, or 16.57% of the combined net assets, have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees/Directors.

Centennial
Money Market Trust

Prospectus dated October 1, 1997

Centennial Money Market Trust is a no-load "money market" mutual fund that seeks the maximum current income that is consistent with low capital risk and the maintenance of liquidity. The Trust seeks to achieve this objective by investing in "money market" securities meeting specified quality standards. These include U.S. Treasury bills, commercial paper, bank certificates of deposit and other marketable short-term debt instruments (issued by the U.S. Government or its agencies, or by corporations or banks) maturing in or called for redemption in one year or less. Shares of the Trust are sold at net asset value without a sales charge.

      An investment in the Trust is neither insured nor guaranteed by the U.S. Government. While the Trust seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that the Trust will be able to do so.

      Shares of the Trust may be purchased directly from brokers or dealers having sales agreements with the Trust's Distributor and also are offered to participants in Automatic Purchase and Redemption Programs (the "Programs") established by certain brokerage firms with which the Trust's Distributor has entered into agreements for that purpose (See "How to Buy Shares" in the Appendix). The information in this Prospectus should be read together with the information in the Appendix which is part of this Prospectus. Program participants should also read the description of the Program provided by their broker.

      This Prospectus explains concisely what you should know before investing in the Trust. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Trust in the October 1, 1997 Statement of Additional Information. For a free copy, call Shareholder Services, Inc., the Trust's Transfer Agent, at 1-800-525-9310 or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

Shares of the Trust are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

            ABOUT THE TRUST
            Expenses
            Financial Highlights
            Investment Objective and Policies
            Other Investment Restrictions
            Performance of the Trust

            APPENDIX
            How the Trusts are Managed
            How to Buy Shares
               Purchases Through Automatic Purchase and Redemption
                 Programs

               Direct Purchases
                 Payment by Check
                 Payment by Federal Funds Wire
                 Guaranteed Payment
                 Automatic Investment Plans
               Service Plan
             How to Sell Shares
               Program Participants
               Direct Shareholders
                 Regular Redemption Procedure
                 Expedited Redemption Procedure
                 Checkwriting
                 Telephone Redemptions
                 Automatic Withdrawal Plans
               Distributions from Retirement Plans Holding Shares of
                 Government Trust and Money Market Trust

               General Information on Redemptions
             Exchanges of Shares
             Retirement Plans
             Dividends, Distributions and Taxes

ABOUT THE TRUST

Expenses

The following table sets forth the fees that an investor in the Trust might pay and the expenses paid by the Trust during its fiscal year ended June 30, 1997.

     o Shareholder Transaction Expenses

Maximum Sales Charge on Purchases
   (as a percentage of offering price)                      None
--------------------------------------------------------
Maximum Sales Charge on Reinvested Dividends                None
--------------------------------------------------------
Redemption Fee                                              None(1)
--------------------------------------------------------
Exchange Fee                                                None

(1) There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by check.

      o Annual Trust Operating Expenses
      (as a percentage of average net assets)

Management Fees (after waiver)                              0.35%
--------------------------------------------------------
12b-1 Plan Fees                                             0.20%
--------------------------------------------------------
Other Expenses                                              0.12%
--------------------------------------------------------
Total Trust Operating Expenses                              0.67 %
(after waiver)

      The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Trust will bear directly (Shareholder Transaction Expenses) or indirectly (Annual Trust Operating Expenses). "Other Expenses" includes such expenses as custodial and transfer agent fees, audit and legal and other business operating expenses, but excludes extraordinary expenses. The Annual Trust Operating Expenses are net of a voluntary waiver by the Trust's investment manager, Centennial Asset Management Corporation (the "Manager"). Without such waiver, "Management Fees" and "Total Fund Operating Expense" would have been 0.41% and 0.73% of average net assets, respectively. The voluntary waiver is described in in "The Manager and Its Affiliates" in the Appendix to this Prospectus and in "Investment Management Services" in the Statement of Additional Information and may be withdrawn or amended at any time. For further details, see "The Manager and It's Affiliates Fees and Expenses" and the Trust's financial statements included in the Statement of Additional Information.

      o Example. To try to show the effect of these expenses on an investment over time, we have created the hypothetical example shown below. Assume that you make a $1,000 investment in shares of the Trust, and the Trust's annual return is 5%, and that its operating expenses are the ones shown in the Annual Trust Operating Expenses chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown.

            1 year        3 years      5 years       10 years
            ------        -------      -------       --------
            $7            $21          $37           $83

      This example shows the effect of expenses on an investment in the Trust, but is not meant to predict actual or expected costs or investment returns of the Trust, all of which may be more or less than those shown.

Financial Highlights

The table on the following page presents selected information about the Trust, including per share data and expense ratios and other data based on the Trust's average net assets. This information has been audited by Deloitte & Touche LLP, independent auditors, whose report on the financial statements of the Trust for the fiscal year ended June 30, 1997 is included in the Statement of Additional Information.

Financial Highlights
Centennial Money Market Trust


                                             Year Ended June 30,
                                             1997     1996    1995      1994      1993     1992     1991   1990   1989   1988
==============================================================================================================================
Per Share Operating Data:
Net asset value, beginning of period          $1.00    $1.00    $1.00    $1.00    $1.00    $1.00   $1.00  $1.00  $1.00  $1.00
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations - net
investment income and net realized gain         .05      .05      .05      .03      .03      .04     .07    .08    .08    .06
Dividends and distributions to shareholders    (.05)    (.05)    (.05)    (.03)    (.03)    (.04)   (.07)  (.08)  (.08)  (.06)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $1.00    $1.00    $1.00    $1.00    $1.00    $1.00   $1.00  $1.00  $1.00  $1.00
                                             =================================================================================

==============================================================================================================================
Total Return, at Net Asset Value(1)            4.97%    5.11%    5.21%    2.82%    2.91%    4.73%  7.31%  8.32%  8.33%  6.29%
==============================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in millions)      $9,063   $6,753   $4,812   $2,559   $1,991   $1,270   $539   $470   $333   $231
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)             $8,033   $6,077   $3,342   $2,346   $1,701     $821   $495   $422   $272   $212
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                          4.86%    4.99%    5.01%    2.84%    2.82%    4.31%  6.66%  7.82%  8.24%  6.16%
Expenses, before voluntary assumption
or reimbursement by the Manager                0.73%    0.74%    0.77%    0.81%    0.83%    0.81%  0.84%  0.84%  0.90%  0.98%
Expenses, net of voluntary assumption
or reimbursement by the Manager                0.67%    0.69%    0.73%    0.76%    0.78%    0.69%  N/A    N/A    N/A    N/A

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only.

Investment Objective and Policies

Objective. The Trust is a no-load "money market" fund. It is an open-end, diversified management investment company organized as a Massachusetts business trust in 1979. The Trust's investment objective is to seek maximum current income that is consistent with low capital risk and the maintenance of liquidity. The value of Trust shares is not insured or guaranteed by any government agency. However, shares held in brokerage accounts would be eligible for coverage by the Securities Investor Protection Corporation for losses arising from the insolvency of the brokerage firm. The Trust's shares may be purchased at their net asset value, which will remain fixed at $1.00 per share except under extraordinary circumstances (see "Determination of Net Asset Value Per Share" in the Statement of Additional Information for further information). There can be no assurance, however, that the Trust's net asset value will not vary or that the Trust will achieve its investment objective.

Ratings of Securities. Under Rule 2a-7 of the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Trust uses the amortized cost method to value its portfolio securities to determine the Trust's net asset value per share. Rule 2a-7 places restrictions on a money market fund's investments. Under the Rule, the Trust may purchase only those securities that the Manager, under procedures approved by the Trust's Board of Trustees, has determined have minimal credit risk and are "Eligible Securities" as defined below.

      An "Eligible Security" is (a) one that has received a rating in one of the two highest short-term rating categories by any two "nationally-recognized statistical rating organizations" (as defined in the Rule) ("Rating Organizations") or, if only one Rating Organization has rated that security, by that Rating Organization, or (b) an unrated security that is judged by the Manager to be of comparable quality to investments that are "Eligible
Securities" rated by Rating Organizations. The Rule permits the Trust to purchase "First Tier Securities," which are Eligible Securities rated in the highest rating category for short-term debt obligations by at least two Rating Organizations or, if only one Rating Organization has rated a particular security, by that Rating Organization, or comparable unrated securities. Under the Rule, the Trust may invest only up to 5% of its assets in "Second Tier Securities," which are Eligible Securities that are not "First Tier Securities." In addition to the overall 5% limit on Second Tier Securities, the Trust may not invest more than (i) 5% of its total assets in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or (ii) 1% of its total assets or $1 million (whichever is greater) in Second Tier Securities of any one issuer. Under the current provisions of Rule 2a-7, the Trust's Board must approve or ratify the purchase of Eligible Securities that are unrated or rated by only one Rating Organization. Additionally, under Rule 2a-7, the Trust must maintain a dollar-weighted average portfolio maturity of no more than 90 days and the remaining maturity of any single portfolio investment may not exceed 397 days. Some of the Trust's existing investment restrictions (which are fundamental policies that may be changed only by shareholder vote) are more restrictive than the provisions of Rule 2a-7. For example, as a matter of fundamental policy, the Trust may not invest in any debt instrument having a maturity in excess of one year from the date of the investment. Under the current provisions of Rule 2a-7 the Trust's Board has adopted procedures under Rule 2a-7 pursuant to which the Board has delegated to the Manager certain responsibilities, in accordance with the Rule, of conforming the Trust's investments with the requirements of the Rule and those procedures.

      Exhibit A of the Statement of Additional Information contains information on the rating categories of Rating Organizations. Ratings at the time of purchase will determine whether securities may be acquired under the above restrictions. Subsequent downgrades in ratings may require reassessments of the credit risk presented by a security and may require its sale. See "Ratings of Securities" in "Investment Objective and Policies" in the Statement of Additional Information for further details.

Investment Policies and Strategies. The Trust's investment policies and practices are not "fundamental" policies as defined in "Other Investment Restrictions" unless a particular policy is identified as fundamental. The Board may change non-fundamental investment policies without shareholder approval. The Trust's investment objective is a fundamental policy. In seeking its objective, the Trust may invest in the type of securities listed below and use the following strategies:

      o U.S. Government Securities. The Trust may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, maturing in twelve months or less from the date of purchase.

      o Bank Obligations and Instruments Secured By Them. The Trust may invest in U.S. dollar-denominated certificates of deposit, bankers' acceptances and other bank obligations if they are obligations of: (1) any U.S. bank having total assets at least equal to $1 billion or (2) any foreign bank, if such bank has total assets at least equal to U.S. $1 billion. No more than 25% of the Trust's assets will be invested in securities issued by foreign banks. That limitation does not apply to securities issued by foreign branches of U.S. banks. Investments in securities issued by foreign banks or foreign branches of U.S. banks subject the Trust to certain additional investment risks, including future political and economic developments of the country in which the branch is located, possible imposition of withholding taxes on income payable on the securities, possible seizure of foreign deposits, establishment of exchange control restrictions, or other government regulation. While domestic banks are subject to federal and/or state laws and regulations which, among other things, require specific levels of reserves to be maintained, not all of those laws apply to foreign branches of domestic banks or domestic branches or subsidiaries of foreign banks. For purposes of this section, the term "bank" includes commercial banks, savings banks and savings and loan associations.

      o Commercial Paper and Certain Debt Obligations. The Trust may invest in commercial paper maturing in nine months or less from the date of purchase, or in variable rate notes, variable rate master demand notes or master demand notes (described in "Investment Objective and Policies" in the Statement of Additional Information) that meet the requirements of Rule 2a-7. The Trust may also purchase debt obligations which are Eligible Securities and that either mature within twelve months from the date of purchase or have been called for redemption by the issuer, with such redemption to be effective within one year.

      o Other Obligations. The Trust may purchase obligations other than those listed above if they are: (i) guaranteed as to principal and interest by the U.S. Government or one of its agencies, or by a bank or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Trust (such guaranteed obligations must be due within twelve months or less from the date of purchase), or (ii) subject to repurchase agreements calling for delivery in twelve months or less.

      o Floating Rate/Variable Rate Notes. Some of the notes the Trust may purchase may have variable or floating interest rates.

Variable rates are adjustable at stated periodic intervals of no more than one year. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the prime rate of a bank, or the 90 day U.S. Treasury bill rate. The Trust may purchase these obligations if they have a remaining maturity of one year or less; if their maturity is greater than one year, they may be purchased if they have a demand feature that permits the Trust to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. Such obligations may be secured by bank letters of credit or other credit support arrangements. See "Floating Rate/Variable Rate Obligations" in the Statement of Additional Information for more details.

      o Board Approved Instruments. The Trust may invest in obligations, other than those discussed above, approved by the Trust's Board of Trustees and which are in accordance with the Trust's investment objective, policies and restrictions.

      o Illiquid and Restricted Securities. The Trust will not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. This policy includes certificates of deposit of $100,000 or less of a domestic bank (including commercial banks, savings banks and savings and loan associations) having total assets of less than $1 billion, if such certificate of deposit is fully insured as to principal by the Federal Deposit Insurance Corporation. This policy does not limit purchases of: (i) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Board of Trustees or by the Manager under Board-approved guidelines, or (ii) commercial paper that may be sold without registration under Section 3(a)(3) or
Section 4(2) of the Securities Act of 1933. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, the Trust's holdings of those securities may be illiquid. If due to changes in relative value, more than 10% of the value of the Trust's net assets consist of illiquid securities, the Manager would consider appropriate steps to protect the Trust's maximum flexibility. There may be undesirable delays in selling illiquid securities at prices representing their fair value. The Trust may invest up to 25% of its net assets in restricted securities, subject to the above 10% limitation on illiquid securities. The Manager monitors holding of illiquid securities on an ongoing basis and at times the Trust may be required to sell some holdings to maintain adequate liquidity. Illiquid securities include repurchase agreements maturing in more than seven days, or certain participation interests other than those with puts exercisable within seven days.

      o Repurchase Agreements. The Trust may acquire securities that are subject to repurchase agreements in order to generate income while providing liquidity. The Trust's repurchase agreements will be fully collateralized under the requirements of Rule 2a-7. If the vendor fails to pay the agreed-upon repurchase price on the delivery date, the Trust's risks may include any costs of disposing of the collateral, and any loss resulting from any delay in foreclosing on the collateral. The Trust will not enter into a repurchase agreement that will cause more than 10% of the Trust's net assets at the time of purchase to be subject to repurchase agreements maturing in more than seven days. There is no limit on the amount of the Trust's net assets that may be subject to repurchase agreements maturing in seven days or less. See "Repurchase Agreements" in "Investment Objective and Policies" in the Statement of Additional Information for more details.

Other Investment Restrictions

The Trust has certain investment restrictions which, together with its investment objective, are fundamental policies, which can be changed only by the vote of a "majority" (as defined in the Investment Company Act) of the Trust's outstanding voting securities. Under some of those restrictions, the Trust cannot:

      o invest more than 5% of the value of its total assets in the securities of any one issuer (other than the U.S. Government or its agencies or instrumentalities);

      o purchase more than 10% of the outstanding non-voting securities or more than 10% of the total debt securities of any one issuer;

      o concentrate investments to the extent of 25% of its assets in any industry; however, there is no limitation as to investment in obligations issued by banks, savings and loan associations or the U.S. Government and its agencies or instrumentalities;

      o invest in any debt instrument having a maturity in excess of one year from the date of the investment or, in the case of a debt instrument subject to a repurchase agreement or called for redemption, having a repurchase or redemption date more than one year from the date of the investment;

      o borrow money except as a temporary measure for extraordinary or emergency purposes, and then only up to 10% of the market value of the Trust's assets; the Trust will not make any investment when such borrowing exceeds 5% of the value of its assets; no assets of the Trust may be pledged, mortgaged or assigned to secure a debt;

      o invest more than 5% of the value of its total assets in securities of companies that have operated less than three years, including the operations of predecessors; or

      o make loans, except the Trust may: (i) purchase debt securities, (ii) purchase debt securities subject to repurchase agreements, or (iii) lend its securities as described in the Statement of Additional Information.

Unless the Prospectus states that a percentage restriction applies continuously, it applies only at the time the Trust makes an investment, and the Trust need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Trust. Additional investment restrictions are contained in "Other Investment Restrictions" in the Statement of Additional Information.

Performance of the Trust

Explanation of Yield. From time to time, the "yield" and "compounded effective yield" of an investment in the Trust may be advertised. Both yield figures are based on historical earnings per share and are not intended to indicate future performance. The "yield" of the Trust is the income generated by an investment in the Trust over a seven-day period, which is then "annualized." In annualizing, the amount of income generated by the investment during that seven days is assumed to be generated each week over a 52 week period, and is shown as a percentage of the investment. The "compounded effective yield" is calculated similarly, but the annualized income earned by an investment in the Trust is assumed to be reinvested. The "compounded effective yield" therefore will be slightly higher than the yield because of the effect of the assumed reinvestment. From time to time the Manager may voluntarily assume a portion of the Trust's expenses (which may include the management fee), thereby lowering the overall expense ratio per share and increasing the Trust's yield during the time such expenses are assumed. See "Yield Information" in the Statement of Additional Information for additional information about the methods of calculating these yields.

APPENDIX

This Appendix is part of the Prospectuses of Centennial Money Market Trust ("Money Market Trust"), Centennial Tax Exempt Trust ("Tax Exempt Trust") and Centennial Government Trust ("Government Trust"), each of which is referred to in this Appendix individually as a "Trust" and collectively are referred to as the "Trusts." Unless otherwise indicated, the information in this Appendix applies to each Trust.

How the Trusts are Managed

Organization and History. The Board of Trustees of each Trust has overall responsibility for the management of that Trust under the laws of Massachusetts governing the responsibilities of trustees of business trusts. "Trustees and Officers" in the Statement of Additional Information identifies the trustees and officers and provides information about them. Subject to the authority of the Board, the Trusts' investment manager, Centennial Asset Management Corporation (the "Manager"), is responsible for the day-to-day management of each Trust's business, supervises the investment operations of each Trust and the composition of its portfolio and furnishes the Trusts advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement (collectively, the "Agreements") with each Trust. Each of the Agreements sets forth the fees paid by the Trust to the Manager and the expenses that the Trust is responsible to pay.

      The Trusts' shares are of one class, are transferrable without restriction and have equal rights and privileges. Each share of each Trust represents an interest in that Trust equal to the interest of each other share of the Trust and entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to a shareholder vote. The Trustees may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Trust. Shares do not have cumulative voting rights or conversion, preemptive or subscription rights. Shares of each Trust have equal liquidation rights as to the assets of that Trust. (Each Trust's Board of Trustees is empowered to issue additional classes or series of shares of that Trust, which may have separate assets and liabilities.)

     The Trusts will not normally hold annual meetings of the shareholders. The Trusts may hold shareholder meetings from time to time on important matters and shareholders have the right to call a meeting to remove a Trustee or take other action described in the Declaration of Trust. Under certain principles governing business trusts, shareholders may be held personally liable as "partners" for the Trust's obligations. However, the risk of a shareholder incurring any financial loss is limited to the relatively remote circumstances in which the Trust is unable to meet its obligations. See "Additional Information" in the Statement of Additional Information for details.

The Manager and Its Affiliates. The Manager, a wholly-owned subsidiary of OppenheimerFunds, Inc. ("OFI"), has operated as an investment advisor since 1978. The Manager and its affiliates currently advise U.S. investment companies with assets aggregating over $70 billion as of June 30, 1997, and having more than 3 million shareholder accounts. OFI is wholly owned by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of OFI and the Manager, and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company which also advises pension plans and investment companies.

      o Fees and Expenses. The management fee is payable monthly to the Manager under the terms of each Trust's Agreement and is computed on the average annual net assets of the respective Trust as of the close of business each day. The annual rates applicable to Money Market Trust and Government Trust are as follows: 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; and 0.40% of net assets in excess of $1 billion. Independently of Money Market Trust's Agreement, the Manager has voluntarily agreed to waive a portion of the management fee otherwise payable to it to the extent necessary to: (a) permit Money Market Trust to have a seven day yield at least equal to that of Daily Cash Accumulation Fund, Inc., and (b) to reduce, on an annual basis, the management fee paid on the average net assets of the Trust in excess of $1 billion from 0.40% to: 0.40% of average net assets in excess of $1 billion but less than $1.25 billion; 0.375% of average net assets in excess of $1.25 billion but less than $1.50 billion; 0.35% of average net assets in excess of $1.50 billion but less than $2 billion; and 0.325% of average net assets in excess of $2 billion. This undertaking became effective as of December 1, 1991, and may be modified or terminated by the Manager any time.

      The Board of Directors of Daily Cash Accumulation Fund, Inc., a money market fund for which the Manager also serves as investment adviser, has proposed that shareholders of that fund consider and vote upon a reorganization of that fund with and into Money Market Trust. A meeting of shareholders of Daily Cash Accumulation Fund, Inc. is scheduled for November 18, 1997 to vote upon the proposed reorganization. In connection with the proposed reorganization, the Manager has agreed that if the reorganization is approved by shareholders of Daily Cash Accumulation Fund, Inc. and implemented, it will amend its Investment Advisory Agreement with Money Market Trust to include as additional breakpoints in the fee schedule those breakpoints which are now included in the Manager's voluntary undertaking described above. There is no assurance that shareholders of Daily Cash Accumulation Fund, Inc. will approve the proposed reorganization or that the reorganization will be implemented. If the reorganization is not implemented, the Manager will not amend its Investment Advisory Agreement with Money Market Trust and this prospectus will not be supplemented to reflect that fact.

      The annual rates applicable to Tax Exempt Trust are as follows: 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; 0.40% of the next $250 million of net assets; 0.375% of the next $250 million of net assets; 0.35% of the next $500 million of net assets and 0.325% of net assets in excess of $2 billion. Furthermore, under Tax Exempt Trust's Agreement, when the value of Tax Exempt Trust's net assets is less than $1.5 billion, the annual fee payable to the Manager shall be reduced by $100,000 based on average net assets computed daily and paid monthly at the annual rates, but in no event shall the annual fee be less than $0. See the Statement of Additional Information for an explanation of the Manager's reimbursement arrangement for the Trusts set forth in their Agreements. "Investment Management Services" in the Statement of Additional Information contains more complete information about the Agreements, including a discussion of expense arrangements, and a description of the exculpation provisions and portfolio transactions.

      o The Custodian. The Custodian of the assets of the Trusts is Citibank, N.A. The Manager and its affiliates presently have banking relationships with the Custodian. See "Additional Information" in the Statement of Additional Information for further information. Each Trust's cash balances in excess of $100,000 held by the Custodian are not protected by Federal deposit insurance. Such uninsured balances may at times be substantial. The foregoing rating restrictions under Rule 2a-7 described under "Investment Objective and Policies" do not apply to banks in which a Trust's cash is kept.

      o The Transfer Agent. Shareholder Services, Inc., a subsidiary of OFI, acts as Transfer Agent and shareholder servicing agent for the Trusts and the other mutual funds advised by the Manager, on an at-cost basis. The fees to the Transfer Agent do not include payments for any services of the type paid, or to be paid, by the Trusts to the Distributor and to Recipients under the Service Plan (see "Service Plan"). Direct shareholders should direct any inquiries regarding the Trusts to the Transfer Agent at the address and toll-free phone number on the back cover. Program participants should direct any inquiries regarding the Trust to their broker.

How to Buy Shares

Shares of each Trust may be purchased at their offering price, which is net asset value per share, without sales charge. The net asset value will remain fixed at $1.00 per share, except under extraordinary circumstances (see "Determination of Net Asset Value Per Share" in the Statement of Additional Information for further details). There can be no guarantee that any Trust will maintain a stable net asset value of $1.00 per share. Centennial Asset Management Corporation, which also acts as the distributor for each Trust (and in that capacity is referred to as the "Distributor"), may in its sole discretion accept or reject any order for purchase of a Trust's shares.
OppenheimerFunds Distributor, Inc. ("OFDI"), an affiliate of the Distributor, acts as the sub-distributor for each Trust (the "Sub-Distributor").

      The minimum initial investment is $500 ($2,500 if by Federal Funds wire), except as otherwise described in this Prospectus. Subsequent purchases must be in amounts of $25 or more, and may be made through authorized dealers or brokers or by forwarding payment to the Distributor at P.O. Box 5143, Denver, Colorado 80217, with the name(s) of all account owners, the account number and the name of the Trust. The minimum initial and subsequent purchase requirements are waived on purchases made by reinvesting dividends from any of the "Eligible Funds" listed in "Exchange of Shares" in the Statement of Additional Information or by reinvesting distributions from unit investment trusts for which reinvestment arrangements have been made with the Distributor. Under an Automatic Investment Plan or military allotment plan, initial and subsequent investments must be at least $25. No share certificates will be issued unless specifically requested in writing by an investor or the dealer or broker.

      Each Trust intends to be as fully invested as practicable to maximize its yield. Therefore, dividends will accrue on newly- purchased shares only after the Distributor accepts the purchase order at its address in Colorado, on a day the New York Stock Exchange is open (a "regular business day"), under one of the methods of purchasing shares described below. The purchase will be made at the net asset value next determined after the Distributor accepts the purchase order.

      Each Trust's net asset value per share is determined twice each regular business day, at 12:00 Noon and the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days (all references to time in this Prospectus mean New York time), by dividing the net assets of the Trust by the total number of its shares outstanding. Each Trust's Board of Trustees has established procedures for valuing the Trust's assets, using the amortized cost method as described in "Determination of Net Asset Value Per Share" in the Statement of Additional Information.

      Dealers and brokers who process orders for a Trust's shares on behalf of their customers may charge a fee for this service. That fee can be avoided by purchasing shares directly from a Trust. The Distributor, in its sole discretion, may accept or reject any order for purchases of the Trust's shares. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board of Trustees whenever the Board judges it in the best interest of a Trust to do so.

Purchases Through Automatic Purchase and Redemption Programs. Shares of each Trust are available under Automatic Purchase and Redemption Programs
("Programs") of broker-dealers that have entered into agreements with the Distributor for that purpose. Broker-dealers whose clients participate in such Programs will invest the "free cash balances" of such client's Program account in shares of the Trust selected as the primary Trust by the client for the Program account. Such purchases will be made by the broker-dealer under the procedures described in "Guaranteed Payment," below. The Program may have minimum investment requirements established by the broker-dealer. The description of the Program provided by the broker-dealer should be consulted for details, and all questions about investing in, exchanging or redeeming shares of a Trust through a Program should be directed to the broker-dealer.

Direct Purchases. An investor (who is not a Program participant, but instead a "Direct Shareholder") may directly purchase shares of the Trusts through any broker or dealer which has a sales agreement with the Distributor or the Sub-Distributor. There are two ways to make a direct initial investment: either
(1) complete a Centennial Funds New Account Application and mail it with payment to the Distributor at P.O. Box 5143, Denver, Colorado 80217 (if no dealer is named in the Application, the Sub-Distributor will act as the dealer), or (2) order the shares through your dealer or broker. Purchases made by Application should have a check enclosed, or payment may be made by one of the alternative means described below.

      o Payment by Check. Orders for shares purchased by check in U.S. dollars drawn on a U.S. bank will be effected on the regular business day on which the check (and the purchase application, if the account is new) is accepted by the Distributor. Dividends will begin to accrue on such shares the next regular business day after the purchase order is accepted. For other checks, the shares will not be purchased until the Distributor is able to convert the purchase payment to Federal Funds, and dividends will begin to accrue on such shares on the next regular business day.

      o Payment by Federal Funds Wire. Shares of each Trust may be purchased by Direct Shareholders by Federal Funds wire. The minimum investment by wire is $2,500. You must first call the Distributor's Wire Department at 1-800-852-8457 to notify the Distributor of the wire and to receive further instructions. The investor's bank must wire the Federal Funds to Citibank, N.A., ABA No. 0210-0008-9, for credit to Concentration Account No. 3737-5674 (Centennial Money Market Trust or Centennial Tax Exempt Trust) or Concentration Account No. 3741-9796 (Centennial Government Trust), for further credit to the following account numbers for the respective Trust: (i) Centennial Money Market Trust Custodian Account No. 099920, (ii) Centennial Government Trust Custodian Account No. 099975, or (iii) Centennial Tax Exempt Trust Custodian Account No. 099862.

      The wire must state the investor's name. Shares will be purchased on the regular business day on which the Federal Funds are received by Citibank, N.A. (the "Custodian") prior to the close of The New York Stock Exchange (which is normally 4:00 P.M. but may be earlier on some days) and the Distributor has received and accepted the investor's notification of the wire order prior to the close of The New York Stock Exchange. Those shares will be purchased at the net asset value next determined after receipt of the Federal Funds and the order. Dividends on newly purchased shares will begin to accrue on the purchase date if the Federal Funds and order for the purchase are received and accepted by 12:00 Noon. Dividends will begin to accrue on the next regular business day if the Federal Funds and purchase order are received and accepted between 12:00 Noon and the close of The New York Stock Exchange. The investor must also send the Distributor a completed Application when the purchase order is placed to establish a new account.

      o Guaranteed Payment. Broker-dealers with sales agreements with the Distributor (including broker-dealers who have made special arrangements with the Distributor for purchases for Program accounts) may place purchase orders with the Distributor for purchases of a Trust's shares prior to 12:00 Noon on a regular business day, and the order will be effected at the net asset value determined at 12:00 Noon that day if the broker-dealer guarantees that payment for such shares in Federal Funds will be received by the Trust's Custodian prior to 2:00 P.M. on the same day. Dividends on such shares will begin to accrue on the purchase date. If an order is received between 12:00 Noon and the close of The New York Stock Exchange (which is normally 4:00 P.M., but may be earlier on some days) with the broker-dealer's guarantee that payment for such shares in Federal Funds will be received by the Trust's Custodian by the close of the Exchange on the next regular business day, the order will be effected at the close of the Exchange on the day the order is received, and dividends on such shares will begin to accrue on the next regular business day the Federal Funds are received by the required time. If the broker-dealer guarantees that the Federal Funds payment will be received by the Trust's Custodian by 2:00 P.M. on a regular business day on which an order is placed for shares after 12:00 Noon, the order will be effected at the close of the Exchange that day and dividends will begin to accrue on such shares on the purchase date.

     o Automatic Investment Plans. Direct investors may purchase shares of a Trust automatically. Automatic Investment Plans may be used to make regular monthly investments ($25 minimum) from the investor's account at a bank or other financial institution. To establish an Automatic Investment Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Automatic Investment Plan payments are subject to the redemption restrictions for recent purchases described in "How to Sell Shares." The amount of the Automatic Investment Plan payment may be changed or the automatic investments terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after receipt of such instructions to implement them. The Trusts reserve the right to amend, suspend, or discontinue offering Automatic Investment Plans at any time without prior notice.

Service Plan. Each Trust has adopted a Service Plan (the "Plan") under Rule 12b-1 of the Investment Company Act pursuant to which the Trust will reimburse the Distributor for all or a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Trust shares. The Distributor will use all the fees received from the Trust to compensate dealers, brokers, banks, or other financial institutions ("Recipients") each quarter for providing personal service and maintenance of accounts that hold Trust shares. The services to be provided by Recipients under each Plan include, but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Trust, providing such customers with information on their investment in Trust shares, assisting in the establishment and maintenance of accounts or sub- accounts in the Trust, making the Trust's investment plans and dividend payment options available, and providing such other information and customer liaison services and the maintenance of accounts as the Distributor or the Trust may reasonably request. Plan payments by the Trust to the Distributor will be made quarterly in the amount of the lesser of: (i) 0.05% (0.20% annually) of the net asset value of the Trust, computed as of the close of each business day or (ii) the Distributor's actual distribution expenses for that quarter of the type approved by the Board. Each Trust may make monthly payments to the Distributor (and the Distributor to Recipients) in any month where Trust assets held by a Recipient for itself or on behalf of its customers in that month exceed $200 million. Any unreimbursed expenses incurred for any quarter by the Distributor may not be recovered in later periods. The Plan has the effect of increasing annual expenses of each Trust by up to 0.20% of average annual net assets from what its expenses would otherwise be. In addition, the Manager may, under the Plan, from time to time from its own resources (which may include the profits derived from the advisory fee it receives from the Trusts), make payments to Recipients for distribution, administrative and accounting services performed by Recipients. For further details, see "Service Plan" in the Statement of Additional Information.

How to Sell Shares

Program Participants. A Program participant may redeem shares in the Program by writing checks as described below, or by contacting the dealer or broker. A Program participant may also arrange for "Expedited Redemptions," as described below, only through his or her dealer or broker.

Direct Shareholders. Those shareholders whose ownership of shares of the Trusts is direct rather than through a Program, may redeem shares by either regular redemption procedures or by expedited redemption procedures.

      o Regular Redemption Procedure. To redeem some or all shares in an account (whether or not represented by certificates) under the Trust's regular redemption procedures, a Direct Shareholder must send the following to the Transfer Agent for the Trust, Shareholder Services, Inc., P.O. Box 5143, Denver, Colorado 80217 [send courier or express mail deliveries to 10200 E. Girard Avenue, Building D, Denver, Colorado 80231]: (1) a written request for redemption signed by all registered owners exactly as the shares are registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of the signatures of all registered owners on the redemption request or on the endorsement on the share certificate or accompanying stock power, by a U.S. bank, trust company, credit union or savings association, or a foreign bank having a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, registered securities association or clearing agency; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians, guardians, or from Individual Retirement Accounts ("IRAs") or other retirement plans, or if the redemption is requested by anyone other than the shareholder(s) of record. A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all shareholders of record, to be sent to the address of record for that account. Transfers of shares are subject to similar requirements.

      To avoid delay in redemptions or transfers, shareholders having questions about these requirements should contact the Transfer Agent in writing or by calling 1-800-525-9310 before submitting a request. From time to time the Transfer Agent in its discretion may waive any or certain of the foregoing requirements in particular cases. Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form.

      o Expedited Redemption Procedure. In addition to the regular redemption procedure set forth above, Direct Shareholders whose shares are not represented by certificates may arrange to have redemption proceeds of $2,500 or more wired in Federal Funds to a designated commercial bank if the bank is a member of the Federal Reserve wire system. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The account number of the designated financial institution and the bank ABA number must be supplied to the Transfer Agent on the Application or dealer settlement instructions establishing the account or may be added to existing accounts or changed only by signature-guaranteed instructions to the Transfer Agent from all shareholders of record. Such redemption requests may be made by telephone, wire or written instructions to the Transfer Agent. The wire for the redemption proceeds of shares redeemed prior to 12:00 Noon normally will be transmitted by the Transfer Agent to the shareholder's designated bank account on the day the shares are redeemed (or, if that day is not a bank business day, on the next bank business day). Shares redeemed prior to 12:00 Noon do not earn dividends on the redemption date. The wire for the redemption proceeds of shares redeemed between 12:00 Noon and the close of The New York Stock Exchange (which is normally 4:00 P.M., but may be earlier on some days) normally will be transmitted by the Transfer Agent to the shareholder's designated bank account on the next bank business day after the redemption. Shares redeemed between 12:00 Noon and the close of the Exchange earn dividends on the redemption date. See "Purchase, Redemption and Pricing of Shares" in the Statement of Additional Information for further details.

      o Checkwriting. Upon request, the Transfer Agent will provide any Direct Shareholder of the Trusts or any Program participant whose shares are not represented by certificates, with forms of drafts ("checks") payable through a bank selected by the Trust (the "Bank"). Checks may be made payable to the order of anyone in any amount not less than $250, and will be subject to the Bank's rules and regulations governing checks. Program participants' checks will be payable from the primary account designated by the Program participant. The Transfer Agent will arrange for checks written by Direct Shareholders to be honored by the Bank after obtaining a specimen signature card from the shareholder(s). Program participants must arrange for Checkwriting through their brokers or dealers. If a check is presented for an amount greater than the account value, it will not be honored. Shareholders of joint accounts may elect to have checks honored with a single signature. Checks issued for one Trust account must not be used if the shareholder's account has been transferred to a new account or if the account number or registration has changed. Shares purchased by check or Automatic Investment Plan payments within the prior 10 days may not be redeemed by Checkwriting. A check that would require redemption of some or all of the shares so purchased is subject to non-payment. When a check is presented to the Bank for clearance, the Bank will request the Trust to redeem a sufficient number of full and fractional shares in the shareholders' account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Trust. Checks may not be presented for cash payment at the offices of the Bank or the Trust's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Trust reserves the right to amend, suspend, or discontinue Checkwriting privileges at any time without prior notice.

      By choosing the Checkwriting privilege, whether you do so by signing the Account Application or by completing a Checkwriting card, the individuals signing (1) represent that they are either the registered owner(s) of the shares of the Trust, or are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s); (2) authorize the Trust, its Transfer Agent and any bank through which the Trust's drafts ("checks") are payable (the "Bank"), to pay all checks drawn on the Trust account of such person(s) and to effect a redemption of sufficient shares in that account to cover payment of such checks; (3) specifically acknowledge(s) that if you choose to permit a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from an account even if that account is registered in the names of more than one person or even if more than one authorized signature appears on the Checkwriting card or the Application, as applicable; and (4) understand(s) that the Checkwriting privilege may be terminated or amended at any time by the Trust and/or the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine, or for returning or not paying checks which have not been accepted for any reason.

      o Telephone Redemptions. Direct Shareholders of the Trusts may redeem their shares by telephone by calling the Transfer Agent at 1-800-852-8457. This procedure for telephone redemptions is not available to Program participants.
Proceeds of telephone redemptions will be paid by check payable to the shareholder(s) of record and sent to the address of record for the account. Telephone redemptions are not available within 30 days of a change of the address of record. Up to $50,000 may be redeemed by telephone, in any seven day period. The Transfer Agent may record any calls. Telephone redemptions may not be available if all lines are busy, and shareholders would have to use the Trusts' regular redemption procedures described above. Telephone redemption privileges are not available for newly-purchased (within the prior 10 days) shares or for shares represented by certificates. Telephone redemption privileges apply automatically to each Direct Shareholder and the dealer representative of record unless the Transfer Agent receives cancellation instructions from a shareholder of record. If an account has multiple owners, the Transfer Agent may rely on the instructions of any one owner.

      o Automatic Withdrawal Plan. Direct Shareholders of the Trusts can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed as of the close of The New York Stock Exchange (which is normally 4:00 P.M., but may be earlier on some days) three days prior to the date requested by the shareholder for receipt of the payment. The Trusts cannot guarantee receipt of payment on the date requested and reserve the right to amend, suspend or discontinue offering such Plan at any time without prior notice. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. For further details, see the "Automatic Withdrawal Plan Provisions" included as Exhibit C in the Statement of Additional Information.

Distributions from Retirement Plans Holding Shares of Government Trust and Money Market Trust. Requests for distributions from OppenheimerFunds-sponsored Individual Retirement Accounts ("IRAs"), 403(b)(7) custodial plans, or pension or profit-sharing plans of Direct Shareholders for which the Manager or its affiliates act as sponsors should be addressed to "Bank of Boston c/o Shareholder Services, Inc." at the address listed on the cover, and must: (i) state the reason for distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Trust's requirements for regular redemptions discussed above. Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans may not directly request redemption of their accounts. The employer or plan administrator must sign the request. Distributions from such plans are subject to additional requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code of 1986, as amended, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Trustee, the Trusts, the Manager, the Distributor and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any penalties assessed.

General Information on Redemptions. The redemption price will be the net asset value per share of the applicable Trust next determined after the receipt by the Transfer Agent of a request in proper form. Under certain unusual circumstances, the Board of Trustees of a Trust may involuntarily redeem small accounts (valued at less than $500). Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or may set requirements for permission to allow the shareholder to increase the investment so that the shares would not be involuntarily redeemed. The Board of Trustees of a Trust may also involuntarily redeem shares in amounts sufficient to reimburse the Trust or the Distributor for any loss due to cancellation of a share purchase order. Under the Internal

Revenue Code, the Trusts may be required to impose "backup" withholding of Federal income tax at the rate of 31% from any taxable dividends and distributions (including exchanges) the Trust may make if the shareholder has not furnished the Trust with a certified taxpayer identification number or has not complied with provisions of the Internal Revenue Code relating to reporting dividends.

      Payment for redeemed shares is made ordinarily in cash and forwarded within seven days of the Transfer Agent's receipt of redemption instructions in proper form, except under unusual circumstances as determined by the Securities and Exchange Commission. For accounts registered in the name of a broker-dealer, payment will be forwarded within three business days. The Transfer Agent may delay forwarding a redemption check for recently purchased shares only until the purchase check has cleared, which may take up to 10 or more days from the purchase date. Such delay may be avoided if the shareholder arranges telephone or written assurance satisfactory to the Transfer Agent from the bank on which the purchase payment was drawn, or by purchasing shares by Federal Funds wire, as described above. The Trust makes no charge for redemption. Dealers or brokers may charge a fee for handling redemption transactions, but such fee can be avoided by Direct Shareholders by requesting the redemption directly through the Transfer Agent. Under certain circumstances, the proceeds of redemption of shares of a Trust acquired by exchange of shares of Eligible Funds that were purchased subject to a contingent deferred sales charge ("CDSC") may be subject to the CDSC (see "Exchange Privilege" below).

Exchanges of Shares

Exchange Privilege. Shares of each of the Trusts held under Programs may be exchanged for shares of Centennial Money Market Trust, Centennial Government Trust, Centennial Tax Exempt Trust, Centennial California Tax Exempt Trust and Centennial New York Tax Exempt Trust if available for sale in the shareholder's state of residence only by instructions of the broker.

      Shares of the Trusts may, under certain conditions, be exchanged by Direct Shareholders for Class A shares of certain Oppenheimer funds. A list of the Oppenheimer funds currently available for exchange is included in the Statement of Additional Information. That list can change from time to time. (The funds included on the list are collectively referred to as "Eligible Funds"). There is an initial sales charge on the purchase of Class

A shares of each Eligible Fund except the Money Market Funds (as defined in the Statement of Additional Information). Under certain circumstances described below, redemption proceeds of Money Market Fund shares may be subject to a CDSC.

      Shares of the Trusts and of the other Eligible Funds may be exchanged at net asset value, if all of the following conditions are met: (1) shares of the fund selected for exchange are available for sale in the shareholder's state of residence; (2) the respective prospectuses of the funds whose shares are to be exchanged and acquired offer the Exchange Privilege to the investor; (3) newly-purchased shares (by initial or subsequent investment) are held in an account for at least seven days prior to the exchange; and (4) the aggregate net asset value of the shares surrendered for exchange into a new account is at least equal to the minimum investment requirements of the fund whose shares are to be acquired.

      In addition to the conditions stated above, shares of Eligible Funds may be exchanged for shares of any Money Market Fund; shares of any Money Market Fund held by Direct Shareholders (including the Trusts) purchased without a sales charge may be exchanged for shares of Eligible Funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Eligible Funds subject to a CDSC); and shares of a Trust acquired by reinvestment of dividends and distributions from any Eligible Fund, except Oppenheimer Cash Reserves, or from any unit investment trust for which reinvestment arrangements have been made with the Distributor or Sub-Distributor may be exchanged at net asset value for shares of any Eligible Fund. The redemption proceeds of shares of a Trust acquired by exchange of Class A shares of an Eligible Fund purchased subject to a CDSC, that are redeemed within 12 months of the end of the calendar month of the initial purchase of the exchanged shares, (18 months for shares purchased prior to May 1, 1997), will be subject to the CDSC as described in the prospectus of that other Eligible Fund. In determining whether the CDSC is payable, shares of the Trust not subject to the CDSC are redeemed first, including shares purchased by reinvestment of dividends and capital gains distributions from any Eligible Fund or shares of the Trust acquired by exchange of shares of Eligible Funds on which a front-end sales charge was paid or credited, and then other shares are redeemed in the order of purchase.

How to Exchange Shares.  An exchange may be made by Direct

Shareholders by submitting an Exchange Authorization Form to the Transfer Agent, signed by all registered owners. In addition, Direct Shareholders of the Trusts may exchange shares of a Trust for shares of any Eligible Fund by telephone exchange instructions to the Transfer Agent by a shareholder or the dealer representative of record for an account. The Trusts may modify, suspend or discontinue this exchange privilege at any time. Although the Trust will attempt to provide you notice whenever reasonably able to do so, it may impose these changes at any time. The Trusts reserve the right to reject written requests submitted in bulk on behalf of more than one account. Exchange requests must be received by the Transfer Agent by the close of The New York Stock Exchange on a regular business day to be effected that day. The number of shares exchanged may be less than the number requested if the number requested would include shares subject to a restriction cited above or shares covered by a certificate that is not tendered with such request. Only the shares available for exchange without restriction will be exchanged.

Telephone Exchanges. Direct Shareholders may place a telephone exchange request by calling the Transfer Agent at 1-800-852-8457. Telephone exchange calls may be recorded by the Transfer Agent. Telephone exchanges are subject to the rules described above. By exchanging shares by telephone, the shareholder is acknowledging receipt of a prospectus of the fund to which the exchange is made and that for full or partial exchanges, any special account features such as Automatic Investment Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is otherwise instructed. Telephone exchange privileges automatically apply to each Direct Shareholder of record and the dealer representative of record unless and until the Transfer Agent receives written instructions from a shareholder of record canceling such privileges. If an account has multiple owners, the Transfer Agent may rely on the instructions of any one owner.

Telephone Instructions. Shares acquired by telephone exchange must be registered exactly as the account from which the exchange was made. Certificated shares are not eligible for telephone exchange. If all telephone exchange lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request telephone exchanges and would have to submit written exchange requests. The Transfer Agent has adopted procedures concerning telephone transactions including confirming that telephone instructions are genuine by requiring

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



callers to provide tax identification number(s) and other account data or by using PINs, and by recording calls and confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures, it may be liable for losses due to unauthorized transactions, but otherwise neither it nor any Trust will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. The Transfer Agent reserves the right to require shareholders to confirm, in writing, telephone transaction privileges for an account.

General Information on Exchanges. Shares to be exchanged are redeemed on the day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"), as of the close of The New York Stock Exchange (which is normally 4:00 P.M., but may be earlier some days). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to seven business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. Each Trust in its discretion reserves the right to refuse any exchange request that will disadvantage it.

      The Eligible Funds have different investment objectives and policies. Each of those funds imposes a sales charge on purchases of Class A shares except the Money Market Funds. For complete information, including sales charges and expenses, a prospectus of the fund into which the exchange is being made should be read prior to an exchange. Dealers and brokers who process exchange orders on behalf of their customers may charge for their services. Direct Shareholders may avoid those charges by requesting the Trust directly to exchange shares. For Federal tax purposes, an exchange is treated as a redemption and purchase of shares.

Shareholder Transactions by Fax. Requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

Retirement Plans

The Distributor has available for Direct Shareholders who purchase shares of Government Trust and Money Market Trust: (i) individual retirement accounts
(IRAs), including Simplified Employee Pension Plans (SEP IRAs); (ii) prototype pension and profit-sharing plans for corporations and self-employed individuals; and (iii) Section 403(b)(7) custodial plans for employees of public educational institutions and organizations of the type described in Section 501(c)(3) of the Internal Revenue Code. The minimum initial IRA, SEP IRA, pension or profit-sharing plan investment is normally $250. The minimum initial 403(b)(7) plan investment is $25. For further details, including the administrative fees, the appropriate retirement plan should be requested from the Distributor. Retirement plans are not available to Direct Shareholders who purchase shares of Tax Exempt Trust. The Trusts reserve the right to discontinue offering their shares to such plans at any time without prior notice.

Dividends, Distributions and Taxes

This discussion relates solely to Federal tax laws and is not exhaustive. A qualified tax advisor should be consulted. Dividends and distributions may be subject to Federal, state and local taxation. Information about the possible applicability of the Alternative Minimum Tax to Tax Exempt Trust's dividends and distributions is contained in "Investment Objective and Policies Private Activity Municipal Securities" in the Statement of Additional Information of Tax Exempt Trust. The Appendix to the Statement of Additional Information contains a further discussion of tax matters affecting the Trusts and their distributions.

Dividends and Distributions. Each Trust intends to declare all of its net income, as defined below, as dividends on each regular business day and to pay dividends monthly. Dividends will be payable to shareholders as described above in "How To Buy Shares." Dividends accumulated since the prior payment will be reinvested in full and fractional shares of the respective Trust at net asset value on the third Thursday of each calendar month. If a shareholder redeems all shares at any time during a month, the redemption proceeds include all dividends accrued up to the redemption date for shares redeemed prior to 12:00 Noon, and include all dividends accrued through the redemption date for shares redeemed between 12:00 Noon and the close of The New York Stock Exchange. Program participants may receive cash payments by asking the broker to redeem shares.

       All dividends and capital gains distributions for the accounts of Program participants are automatically reinvested in additional shares of the Trust selected. Dividends and distributions payable to Direct Shareholders of the Trusts will also be automatically reinvested in shares of the respective Trust at net asset value, on the third Thursday of each calendar month, unless the shareholder asks the Transfer Agent in writing to pay dividends and distributions in cash or to reinvest them in another Eligible Fund, as described in "Dividend Reinvestment in Another Fund" in the Statement of Additional Information. That notice must be received prior to the record date for a dividend to be effective as to that dividend. Dividends, distributions and the proceeds of redemptions of Trust shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be reinvested in shares of the respective Trust, as promptly as possible after the return of such check to the Transfer Agent to enable the investor to earn a return on otherwise idle funds.

      Participants in an A.G. Edwards & Sons, Inc. Cash Convenience Account Program (other than those whose account is an Individual Retirement Account) holding shares of Tax Exempt Trust or Government Trust will receive account statements five times a year, at the end of March, May, August, October and December, if the only activity in their account during that period is the automatic reinvestment of dividends.

      Under the terms of a Program, a broker-dealer may pay out the value of some or all of a Program participant's Trust shares prior to redemption of such shares by the Trust. In such cases, the shareholder will be entitled to dividends on such shares only up to and including the date of such payment. Dividends on such shares accruing between the date of payment and the date such shares are redeemed by the Trusts will be paid to the broker-dealer. Program participants should discuss these arrangements with their broker-dealer.

      A Trust's net investment income for dividend purposes consists of all interest accrued on portfolio assets, less all expenses of the Trust for such period. Distributions from net realized gains on securities, if any, will be paid at least once each year, and may be made more frequently in compliance with the Internal Revenue Code and the Investment Company Act. Long-term capital gains, if any, will be identified separately when tax information is distributed. No Trust will make any distributions from net realized securities gains unless capital loss carry forwards, if any, have been used or have expired. Receipt of tax-exempt income must be reported on the taxpayer's Federal income tax return. To effect its policy of maintaining a net asset value of $1.00 per share, each Trust, under certain circumstances, may withhold dividends or make distributions from capital or capital gains. The Statement of Additional Information describes how dividends and distributions received by Direct Shareholders of the Trusts may be reinvested in shares of any Eligible Fund at net asset value.

Tax Status of Money Market Trust's and Government Trust's Dividends and Distributions. Dividends paid by these Trusts derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested. If either Trust has net realized long-term capital gains in a fiscal year, it may pay an annual "long-term capital gains distribution," which will be so identified when paid and when tax information is distributed. Long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested, regardless of how long Trust shares have been held. Income from securities issued by the U.S. Government may be exempt from income taxation by various states. The Government Trust will advise shareholders of the percentage of its income earned on federal obligations. Rules vary by state regarding the state taxability of dividends paid by either Trust. You should consult your tax advisor to determine proper tax treatment of dividends paid by the Trusts.

Tax Status of Tax Exempt Trust's Dividends and Distributions. This Trust intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders and did so qualify during its last fiscal year. Exempt-interest dividends which are derived from net investment income earned by the Trust on Municipal Securities will be excludable from gross income of shareholders for Federal income tax purposes. Net investment income includes the allocation of amounts of income from the Municipal Securities in the portfolio of the Trust which is excludable from gross income for Federal individual income tax purposes, less expenses. Expenses are accrued daily. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends made during the calendar year. Such designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Trust's income that was tax-exempt for a given period. Although from time to time a portion of the exempt-interest dividends paid by the Trust may be an item of tax preference for shareholders subject to the alternative minimum tax, all of the dividends (excluding distributions) paid by the Trust during the calendar year ended

December 31, 1996 were exempt from Federal income taxes. The net amount of any income on Municipal Securities subject to the alternative minimum tax will be identified when tax information is distributed by the Trust. The Trust will report annually to shareholders the percentage of interest income it received during the preceding year on Municipal Securities. Receipt of tax-exempt income must be reported on the taxpayer's Federal income tax return. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to Federal income tax.

      A Trust shareholder treats a dividend as a receipt of ordinary income (whether paid in cash or reinvested in additional shares) if derived from net interest income earned by the Trust from one or more of: (i) certain taxable temporary investments (such as certificates of deposit, commercial paper, obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements), (ii) income from securities loans, or (iii) an excess of net short-term capital gains over net long-term capital losses. Additionally, all or a portion of the Trust's exempt-interest dividends may be a component of the "adjusted current earnings" preference item under the Federal corporate alternative minimum tax.

      Under the Internal Revenue Code, interest on loans to purchase shares of the Trust may not be deducted for Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Trust may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. Furthermore, under Section 147(a) of the Internal Revenue Code, persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds or Private Activity Municipal Securities should refer to "Private Activity Municipal Securities" in the Statement of Additional Information of Tax Exempt Trust and should consult their own tax advisors before purchasing shares. No investigation as to the users of the facilities financed by such bonds is made by the Tax Exempt Trust.

Tax Status of the Trusts. If a Trust qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. Each Trust qualified during its last fiscal year and intends to qualify in the current and future fiscal years, while reserving the right not to qualify. However, the Internal Revenue Code contains a number of complex tests relating to such qualification that a Trust might not meet in any particular year. If a Trust does not qualify, it would be treated for Federal tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders. Tax Exempt Trust would then be unable to pay "exempt-interest dividends" as discussed before. Dividends paid by any Trust will not be eligible for the dividends-received deduction for corporations. For information as to "backup" withholding on taxable dividends, see "How to Sell Shares," above.

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or Statement of Additional Information, and if given or made such information and representations must not be relied upon as having been authorized by the respective Trust, the Manager, the Distributor or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such offer in such state.


Investment Advisor and Distributor
Centennial Asset Management Corporation
6803 South Tucson Way
Englewood, Colorado 80112

Sub-Distributor
OppenheimerFunds Distributor, Inc.
P.O. Box 5254
Denver, Colorado 80217

Transfer Agent and Shareholder Servicing Agent
Shareholder Services, Inc.
P.O. Box 5143
Denver, Colorado 80217
1-800-525-9310                                        Centennial
                                                      Money Market Trust
Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue                                       Prospectus
New York, New York 10043
                                                      Dated October 1, 1997
Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202


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